As filed with the Securities and Exchange Commission on October 26, 2004

                                                             File No. 333-118444

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No. 1
                       Post-Effective Amendment No. ______

                        (Check appropriate box or boxes)

                             PIONEER SERIES TRUST II
                            (on behalf of its series:
                     Pioneer California Tax Free Income Fund
                       Pioneer Growth Opportunities Fund
                           Pioneer Municipal Bond Fund
                       Pioneer Tax Free Money Market Fund)

               (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to:  David C. Phelan, Esq.
            Wilmer Cutler Pickering Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                           COMBINED PROXY STATEMENT OF

                            SAFECO COMMON STOCK TRUST
                              (the "Safeco Trust")

                            on behalf of its Series:

                              SAFECO BALANCED FUND
                             SAFECO CORE EQUITY FUND
                        SAFECO GROWTH OPPORTUNITIES FUND
                         SAFECO INTERNATIONAL STOCK FUND
                          SAFECO LARGE-CAP GROWTH FUND
                           SAFECO LARGE-CAP VALUE FUND
                           SAFECO MULTI-CAP CORE FUND
                           SAFECO SMALL-CAP VALUE FUND
         (each, "your Safeco Fund" and collectively, the "Safeco Funds")

            The address and telephone number of each Safeco Fund is:
                    4854 154th Place N.E., Redmond, WA 98052
                                 1-800-624-5711

                                   PROSPECTUS
                          FOR INVESTOR CLASS SHARES OF

                              PIONEER BALANCED FUND
                                  PIONEER FUND
                        PIONEER GROWTH OPPORTUNITIES FUND
                        PIONEER INTERNATIONAL EQUITY FUND
                              PIONEER GROWTH SHARES
                           PIONEER MID CAP VALUE FUND
                          PIONEER SMALL CAP VALUE FUND
                               PIONEER VALUE FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                        1-800-622-3265 or 1-800-225-6292

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                        SCHEDULED FOR DECEMBER 8, 2004

To the Shareholders of the Safeco Funds:

     A joint special meeting of shareholders (the "Meeting") for each of the Safeco Funds will be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, WA 98052, on December 8, 2004 at 2:00 p.m., local time, to consider the following:

     1. With respect to each Safeco Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your Safeco Fund will transfer all of its assets to an investment company (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Investor Class shares of the Pioneer Fund. The Pioneer Fund also will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net assets at the closing. Generally, each Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. In the case of certain Safeco Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. Holders of all share classes of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. Investor Class shares of the applicable Pioneer Fund will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the closing date of the reorganization. Following the reorganization, your Safeco Fund will then be dissolved. As a result of the reorganization you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

     2. With respect to each Safeco Fund, a proposal to approve an interim investment advisory agreement between your Safeco Fund and Pioneer. Pioneer has provided advisory services for your Safeco Funds pursuant to this agreement since August 2, 2004, when the advisory agreement between your Safeco Fund and Safeco Asset Management Company terminated. Approval of the interim investment advisory agreement will enable Pioneer to receive advisory fees currently held in escrow. Your board of trustees recommends that you vote FOR this proposal.


     3.   Any other business that may properly come before the Meeting.


     Shareholders of record as of the close of business on October 8, 2004, are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your Safeco Fund may be required to make additional solicitations.


                                              By order of the Board of Trustees,


                                              [Name]
                                              [Title]


October [  ], 2004

                           COMBINED PROXY STATEMENT OF


                            SAFECO COMMON STOCK TRUST
                              (the "Safeco Trust")

                            on behalf of its Series:

                              SAFECO BALANCED FUND
                             SAFECO CORE EQUITY FUND
                        SAFECO GROWTH OPPORTUNITIES FUND
                         SAFECO INTERNATIONAL STOCK FUND
                          SAFECO LARGE-CAP GROWTH FUND
                           SAFECO LARGE-CAP VALUE FUND
                           SAFECO MULTI-CAP CORE FUND
                           SAFECO SMALL-CAP VALUE FUND
         (each, "your Safeco Fund" and collectively, the "Safeco Funds")

            The address and telephone number of each Safeco Fund is:
                    4854 154th Place N.E., Redmond, WA 98052
                                 1-800-624-5711


                                   PROSPECTUS

                          FOR INVESTOR CLASS SHARES OF

                              PIONEER BALANCED FUND
                 PIONEER FUND PIONEER GROWTH OPPORTUNITIES FUND
                        PIONEER INTERNATIONAL EQUITY FUND
                              PIONEER GROWTH SHARES
                           PIONEER MID CAP VALUE FUND
                          PIONEER SMALL CAP VALUE FUND
                               PIONEER VALUE FUND

         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                      and 1-800-622-3265 or 1-800-225-6292.

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any Safeco Fund or Pioneer Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated October 25, 2004, is being furnished to shareholders of the Safeco Funds in connection with the solicitation by the board of trustees (the "Board", or the "Trustees") of the Safeco Trust of proxies to be used at a joint meeting of shareholders of the Safeco Funds (the "Meeting") to be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, WA 98052, on December 8, 2004 at 2:00 p.m., local time.

     The Proxy Statement/Prospectus contains information you should know before voting on (i) the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each Safeco Fund into a corresponding Pioneer Fund (each a "Reorganization"), and (ii) the approval of an interim investment advisory agreement for each Safeco Fund. The following table indicates (a) the corresponding Pioneer Fund shares that each Safeco Fund shareholder would receive if each Plan is approved, (b) which Safeco Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Shareholders of each class of shares of a Safeco Fund will vote together as a single class on each proposal. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Safeco Fund's Reorganization.

--------------------------------------------------------------------------------------------------------------------------
                      Safeco Fund            Pioneer Fund            Shareholders Entitled to Vote                  Page
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(a)        Safeco Balanced Fund   Pioneer Balanced Fund   Safeco Balanced Fund shareholders                 7
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(b)        Safeco Core Equity     Pioneer Fund            Safeco Core Equity Fund shareholders             20
                      Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(c)        Safeco Growth          Pioneer Growth          Safeco Growth Opportunities Fund                 33
                      Opportunities Fund     Opportunities Fund      shareholders
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(d)        Safeco International   Pioneer International   Safeco International Stock Fund shareholders     46
                      Stock Fund             Equity Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(e)        Safeco Large-Cap       Pioneer Growth Shares   Safeco Large-Cap Growth Fund shareholders        60
                      Growth Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(f)        Safeco Large-Cap       Pioneer Value Fund      Safeco Large-Cap Value Fund shareholders         74
                      Value Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(g)        Safeco Multi-Cap       Pioneer Mid Cap         Safeco Multi-Cap Core Fund shareholders          88
                      Core Fund              Value Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(h)        Safeco Small-Cap       Pioneer Small Cap       Safeco Small-Cap Value Fund shareholders        104
                      Value Fund             Value Fund
--------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 2 (a)-(h)   Each Fund              Not applicable          Shareholders of each Fund voting separately     120
                                                                     as to the proposal that affects their Fund
--------------------------------------------------------------------------------------------------------------------------

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 Where to Get More Information
-------------------------------------------------------------------------------------------------------------------------------
 The Safeco Funds' prospectuses dated April 30, 2004, as        Available to you free of charge by calling 1-800-624-5711.
 supplemented August 3, 2004.                                   Each prospectus, which is also on file with the SEC, is
                                                                incorporated by reference into this Proxy Statement/Prospectus.
 The Safeco Funds' annual report dated December 31, 2003
 and semiannual report dated June 30, 2004.                     Available to you free of charge by calling 1-800-624-5711.
                                                                Also on file with the SEC. See "Available Information."
                                                                These reports are incorporated by reference into this Proxy
                                                                Statement/Prospectus.
-------------------------------------------------------------------------------------------------------------------------------
 Each Pioneer Funds' current prospectus and each Pioneer        Available to you free of charge by calling 1-800-225-6292.
 Fund's most recent annual and semiannual reports and           These prospectuses and reports are also on file with the SEC.
 supplements (as they apply) to shareholders.                   These prospectuses and reports are incorporated by reference into this Proxy Statement/Prospectus.
-------------------------------------------------------------------------------------------------------------------------------
 A statement of additional information for this joint Proxy     Available to you free of charge by calling 1-800-225-6292.
 Statement/Prospectus (the "SAI"), dated October 25, 2004.      Also on file with the SEC. This SAI is incorporated by
 It contains additional information about your Safeco Funds     reference into this Proxy Statement/Prospectus.
 and the Pioneer Funds.
-------------------------------------------------------------------------------------------------------------------------------
 To ask questions about this Proxy Statement/Prospectus.        Call your Safeco Fund's toll-free telephone number:
                                                                1-800-624-5711.
-------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations


     Safeco Asset Management Company ("SAM"), the Safeco Funds' investment adviser until August 2, 2004, was a subsidiary of Safeco Corporation, a multi-line insurance company. On August 2, 2004, Symetra Financial Corporation ("Symetra") acquired certain assets from Safeco Corporation, including all of the capital stock of SAM. While reviewing the operations of SAM in anticipation of that transaction, Symetra determined that engaging in the business of investment adviser to the Safeco Funds was not a core business that it intended to continue. After investigating and discussing several alternatives for ongoing investment management of the Safeco Funds with the Trustees, Symetra conducted a search for a new investment adviser for the Safeco Funds. Ultimately Symetra decided to recommend to the Boards that Pioneer Investment Management, Inc. ("Pioneer") be hired to manage the Safeco Funds on an interim basis until the Reorganizations occur and the Safeco Funds be reorganized into similar mutual funds managed by Pioneer.

     The Board met at a series of meetings in July 2004. At these meetings, your Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds, including the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed Reorganizations on the Safeco Funds' shareholders, and the quality of the services offered by Pioneer. At these meetings, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered these and other factors specifically in the context of each Reorganization. On July 30, 2004, the Board, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the Safeco Funds' shareholders and the interests of existing Safeco Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer favorable long-term investment performance and enhanced shareholder services to the Safeco Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and, by being part of a family of funds with greater distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your Safeco Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.


Why the Trustees are Recommending the Reorganizations


     The Trustees believe that reorganizing your Safeco Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o SAM, the investment adviser to each of the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Board that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Therefore, a change in your Safeco Fund's investment adviser was necessary;


     o The track record of Pioneer in managing the Pioneer Funds as compared to the historical performance of the Safeco Funds;

     o The resources of Pioneer, including its infrastructure in shareholder services;

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options;


     o Pioneer's commitment until December 10, 2006, or such later date that is the second anniversary of the day on which each Reorganization closes (the "Closing Date"), to limit the expenses of the Investor Class shares of each Pioneer Fund; and

     o Shareholders who own shares in their name as of the closing of the Reorganizations (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge. Investor Class shares will not be offered after the Reorganizations.

How Each Reorganization will Work

     o Safeco Fund shareholder-directed exchanges and purchases made by check, ACH, or wire will be accepted up until 1 p.m. (Pacific Time) on Wednesday, December 8, 2004. Exchange and purchase requests received after this deadline will be rejected and returned. Purchase and exchange requests made by Safeco Fund shareholders through financial institutions or advisers must do so earlier to ensure the trade can be processed within this deadline. Financial institutions and advisers that trade electronically (NSCC) with the Safeco Funds can place exchange and purchase requests up until 1 p.m. (Pacific Time) on Tuesday, December 7, 2004. Exchanges and purchases received after this deadline will be rejected and returned. The Safeco Funds will not process purchases made via automatic investment method (AIM) after December 8, 2004. Dividend/capital gain reinvestment and established systematic exchanges will continue through December 10, 2004.

     o Each Safeco Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding Safeco Fund's liabilities that are included in the calculation of such Safeco Fund's net asset value on the Closing Date.

     o Each Pioneer Fund will issue Investor Class shares to the corresponding Safeco Fund in amounts equal to the aggregate net asset value of that Safeco Fund's shares. Shareholders of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, shareholders will hold the shares of the Pioneer Fund with the same aggregate net asset value as the shares of your Safeco Fund that you held immediately prior to the Reorganization.


     o    Each Safeco Fund will be dissolved after the Closing Date.

     o Shares of the Investor Class of a Pioneer Fund will automatically convert to Class A shares of the Pioneer Fund at the end of the calendar month that is two years after the Closing Date.


     o Pioneer acts as investment adviser to each Pioneer Fund. Until December 10, 2006, or such later date that is the second anniversary of the Closing Date, Pioneer has agreed to limit each Pioneer Fund's expenses (excluding extraordinary expenses) for Investor Class shares. Pioneer is not required to limit any expenses after December 10, 2006, or such later date that is the second anniversary of the Closing Date.


     o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Funds, the Safeco Funds or the shareholders of the Safeco Funds.


     o In recommending each of the Reorganizations, the Trustees of your Safeco Fund have determined that the Reorganization is in the best interest of your Safeco Fund and will not dilute the interests of shareholders of your Safeco Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal. A reorganization might not be in the best interest of the shareholders of a mutual fund if the surviving fund had higher expenses, less experienced management or the adviser did not have adequate resources to manage the affairs of the mutual fund.

     o If the Reorganizations are approved, the Safeco Trust will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

Who is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at June 30, 2004 had, together with its affiliates, over $35 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Investor Class shares to be issued in the Reorganization, each Pioneer Fund also offers Class A shares (subject to an initial sales load and a Rule 12b-1 Plan), Class B shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan), and Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class Y shares (which are an institutional class of shares and are not subject to a sales charge or a Rule 12b-1 Plan) and Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

Will Pioneer and Symetra Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with SAM's mutual funds and institutional account advisory business. In consideration for the acquisition of these assets and certain covenants from Symetra and SAM, including their assistance in facilitating the Reorganizations and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay Symetra up to $30 million. This amount is subject to downward adjustment if the net assets of the Safeco Funds that approve the Reorganizations (together with assets in certain other accounts) are less than $2.6 billion. Under this agreement, Pioneer and Symetra have also agreed, among other things, that (i) once the Investor Class converts to Class A shares, Pioneer Funds Distributor, Inc. ("PFD"), the principal underwriter of the Pioneer Funds, shall make payments to Safeco Securities, Inc. ("Safeco Securities") pursuant to a Rule 12b-1 plan equal to 0.25% of the average daily net assets attributable to accounts maintained by former shareholders of the Safeco Funds; (ii) PFD will make additional continuing payments out of its own resources to Safeco Securities, following Pioneer's acquisition of assets from SAM, at an annual rate of 0.05% of the average daily net assets of any Pioneer Fund held by or for the account of any former shareholders of the Safeco Funds (including assets invested in any Pioneer Fund as a result of the Reorganization or otherwise) and, in connection with purchases of shares of the Pioneer Funds by former shareholders of the Safeco Funds after the acquisition, PFD will pay out of its own resources to Safeco Securities an amount equal to 0.20% of the amount of such purchases; and (iii) Symetra and SAM will be subject to certain non-competition provisions.

Why is an Interim Investment Advisory Agreements being Voted On

     Having determined to recommend the Reorganizations, the Trustees elected to appoint Pioneer as investment adviser to each Safeco Fund until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds. In connection with the retention of Pioneer, the sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited with respect to Safeco International Stock Fund, and the sub-advisory agreement with RCM Capital Management LLC with respect to Safeco Large-Cap Growth Fund, were terminated.

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for a Safeco Fund. However, Rule 15a-4 under the Investment Company Act permits the Board to appoint an adviser on an interim basis without prior shareholders' approval of an investment advisory agreement with the adviser if the new adviser agrees to provide such services on the same terms as the previous adviser. An adviser may act on such an interim basis for a period of 150 days. Because Pioneer will be making the payment to Symetra as discussed above, any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow until shareholder approval of the agreement is obtained. If shareholders of a Safeco Fund do not approve the interim investment advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Fund. If the Reorganizations and the interim investment advisory agreements are not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Safeco Funds, unless an extension of the 150 -day period is permitted by a rule or independent position of the staff of the SEC. If both the Reorganization and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganization.

What Happens if a Reorganization is not Approved

     If a Reorganization is not approved by shareholders, the Board will consider what action to take. Such action could include liquidating the Safeco Fund or seeking SEC relief to permit Pioneer to serve as investment adviser beyond the 150-day limitation period.

Who is Eligible to Vote


     Shareholders of record on October 8, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of a Safeco Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization and the interim advisory agreement with Pioneer. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.


                               TABLE OF CONTENTS


                                                                                              Page
                                                                                              ---
INTRODUCTION .............................................................................
PROPOSAL 1(a) -- SAFECO BALANCED FUND ....................................................      7
PROPOSAL 1(b) -- SAFECO CORE EQUITY FUND .................................................     20
PROPOSAL 1(c) -- SAFECO GROWTH OPPORTUNITIES FUND ........................................     33
PROPOSAL 1(d) -- SAFECO INTERNATIONAL STOCK FUND .........................................     46
PROPOSAL 1(e) -- SAFECO LARGE-CAP GROWTH FUND ............................................     60
PROPOSAL 1(f) -- SAFECO LARGE-CAP VALUE FUND .............................................     74
PROPOSAL 1(g) -- SAFECO MULTI-CAP CORE FUND ..............................................     88
PROPOSAL 1(h) -- SAFECO SMALL-CAP VALUE FUND .............................................    104
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION .......................................    118
TAX STATUS OF EACH REORGANIZATION ........................................................    119
PROPOSAL 2(a)-(h) -- APPROVAL OF AN INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER ...    120
VOTING RIGHTS AND REQUIRED VOTE ..........................................................    122
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...........................................    122
FINANCIAL HIGHLIGHTS .....................................................................    129
INFORMATION CONCERNING THE MEETING .......................................................    136
OWNERSHIP OF SHARES OF THE FUNDS .........................................................    138
EXPERTS ..................................................................................    146
AVAILABLE INFORMATION ....................................................................    146
EXHIBIT A-1 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (C/D) ........................    A-1
EXHIBIT A-2 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION (F) ..........................   A-22
EXHIBIT B -- FORM OF INTERIM ADVISORY AGREEMENT ..........................................    B-1
EXHIBIT C -- ADDITIONAL INFORMATION REGARDING PIONEER ....................................    C-1
EXHIBIT D -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE ...............................    D-1

                           Safeco Balanced Fund and
                             Pioneer Balanced Fund

                                  PROPOSAL 1(a)

                Approval of Agreement and Plan of Reorganization


                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


         Comparison of Safeco Balanced Fund to the Pioneer Balanced Fund


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                                         Safeco Balanced Fund                             Pioneer Balanced Fund
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 Business                  A series of Safeco Common Stock Trust,           A diversified open-end management
                           a diversified open-end management                investment company registered under the
                           investment company organized as a                Investment Company Act and organized as
                           Delaware statutory trust.                        a Delaware statutory trust.
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 Net assets as of          $19.5 million                                    $132 million
 June 30, 2004
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 Investment advisers and   Investment adviser (until August 2, 2004):       Investment adviser:
 portfolio managers        SAM                                              Pioneer

                           Portfolio Managers (until August 2, 2004):       Portfolio Managers:
                           Rex L. Bentley (since 1996)                      Day-to-day management of the Fund's
                           Lynette D. Sagvold (since 1996)                  portfolio is the responsibility of co-managers
                           Greg Card (since 2004)                           Timothy Mulrenan (equity securities) and
                           Tim Hokari (since 2004)                          Richard Schlanger (fixed income securities).
                           Lesley Fox (since 2004)
                           Nancy McFadden (since 2004)                      Mr. Mulrenan joined Pioneer in 1997 and has
                                                                            managed portfolios since 1998. Mr. Schlanger
                           Currently Pioneer is acting as investment        joined Pioneer in 1988.
                           adviser to Safeco Balanced Fund. The Portfolio
                           Managers of Pioneer Balanced Fund, as
                           indicated in the next column, currently manage
                           Safeco Balanced Fund.
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 Investment objective      Safeco Balanced Fund seeks growth and            Pioneer Balanced Fund seeks capital growth
                           income consistent with the preservation          and current income by actively managing
                           of capital.                                      a diversified portfolio of equity securities
                                                                            and bonds.
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                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
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                                        Safeco Balanced Fund                              Pioneer Balanced Fund
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 Primary investments     Under normal market conditions, Safeco            Under normal market conditions, Pioneer
                         Balanced Fund invests from 50% to 70% of its      Balanced Fund invests in a diversified portfolio
                         assets in common stocks and at least 25% of       of equity securities and bonds. Pioneer
                         its assets in debt securities.                    allocates the Fund's assets between equity
                                                                           and debt securities based on its assessment
                                                                           of current business, economic and market
                                                                           conditions. Normally, equity and debt
                                                                           securities each represent 75% and 25%,
                                                                           respectively, of the Fund's net assets.
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 Investment strategies   Safeco Balanced Fund seeks growth and             Pioneer Balanced Fund uses a blended value/
                         income consistent with the preservation of        growth style of management. In selecting
                         capital through a "disciplined value" approach.   equity securities, the Fund seeks securities
                                                                           selling at reasonable prices and then holds
                         When evaluating a stock to purchase for the       these securities until the market values
                         Fund, SAM historically looked for companies       reflect their intrinsic values. In selecting debt
                         having one or more of the following               securities, the Fund considers both broad
                         characteristics:                                  economic factors and issuer specific factors.

                         o Undervalued stock price as measured by
                           price-to-earnings ratios and dividend
                           potential relative to comparable companies
                         o Potential to beat the S&P 500 Index average
                           for risk adjusted returns over the next
                           three-to five-year outlook

                         o Good long-term growth potential

                           When evaluating a debt security to buy for the Fund, SAM historically considered factors such as:

                         o The issuer's creditworthiness
                         o The sensitivity of the security to changes in
                           interest rates
                         o The level to which that market sector is
                           already represented by the Fund's assets
------------------------------------------------------------------------------------------------------------------------------------
 Other investments       Safeco Balanced Fund may invest up to 10%         Pioneer Balanced Fund may invest up to
                         of its net assets in debt securities may be       10% of its total assets in debt securities
                         invested in below investment grade bonds.         rated below investment grade, including
                                                                           convertible debt.

                                                                           The Fund may invest up to 25% of its total
                                                                           assets in real estate investment trusts.
                                                                           Up to 25% of the Fund's total assets may
                                                                           e invested in equity and debt securities of
                                                                           non-U.S. issuers.

                                                                           The Fund will not invest more than 5% of
                                                                           its total assets in the securities of emerging
                                                                           markets issuers.

                                                                           The Fund may invest in U.S. government
                                                                           securities, mortgage-backed and asset-
                                                                           backed securities.
------------------------------------------------------------------------------------------------------------------------------------

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                                          Safeco Balanced Fund                              Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Balanced Fund may hold cash or invest       Pioneer Balanced Fund may invest all or part
 strategies                in high-quality, short-term securities issued      of its assets in securities with remaining
                           by an agency or instrumentality of the U.S.        maturities of less than one year, cash
                           government, high-quality commercial paper,         equivalents or may hold cash.
                           certificates of deposit, shares of no-load,
                           open-end money market funds, or
                           repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Internal Revenue Code of 1986, as amended
                           (the "Code").
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Balanced Fund may not invest more
 securities                action the value of the following securities, in   than 15% of its net assets in securities which
                           the aggregate, would exceed 15% of Safeco          are illiquid and other securities which are not
                           Balanced Fund's net assets, the Fund will not      readily marketable.
                           (i) purchase securities for which there is no
                           readily available market, (ii) purchase time
                           deposits maturing in more than seven days,
                           (iii) purchase over-the-counter (OTC) options
                           or hold assets set aside to cover OTC options
                           written by the Fund, (iv) enter into repurchase
                           agreements maturing in more than seven
                           days, or (v) invest in interests in real estate
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded
                           on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Balanced Fund may borrow money              Pioneer Balanced Fund may not borrow
                           (i) from banks or (ii) by engaging in reverse      money, except the Fund may: (a) borrow
                           repurchase agreements.                             from banks or through reverse repurchase
                                                                              agreements in an amount up to 331/3% of
                                                                              the Fund's total assets (including the amount
                                                                              borrowed); (b) to the extent permitted by
                                                                              applicable law, borrow up to an additional 5%
                                                                              of the Fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Balanced Fund may lend securities to        Pioneer Balanced Fund may make both short-
                           qualified institutional investors with a value     term (nine months or less) and long-term
                           of up to 33% of the Fund's total assets.           loans of its portfolio securities to the extent
                                                                              of 30% of the value of the Fund's total assets
                                                                              computed at the time of making such loans.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                Safeco Balanced Fund                               Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Balanced Fund may write a put or call        Pioneer Balanced Fund may use futures and
                                 option if, as a result thereof, the aggregate       options on securities, indices and currencies,
                                 value of the assets underlying all such options     forward currency exchange contracts and
                                 does not exceed 25% of the Fund's net assets.       other derivatives. The Fund does not use
                                 The Fund may purchase a put or call option          derivatives as a primary investment technique
                                 or option on a futures contract if, as a result     and generally limits their use to hedging.
                                 thereof, the aggregate premiums paid on all         However, the Fund may use derivatives for a
                                 options or options on futures contracts held        variety of non-principal purposes, including:
                                 by the Fund do not exceed 20% of the Fund's
                                 net assets.                                         o As a hedge against adverse changes
                                                                                       in stock market prices, interest rates
                                 The Fund may enter into any futures contract          or currency exchange rates
                                 or option on futures contract if, as a result       o As a substitute for purchasing or
                                 thereof, the aggregate margin deposits and            selling securities
                                 premiums required on all such instruments           o To increase the Fund's return as a
                                 do not exceed 5% of the Fund's net assets.            non-hedging strategy that may be
                                                                                       considered speculative
                                 The Fund may not purchase securities on
                                 margin. However, the Fund may (i) obtain
                                 short-term credits as necessary to clear
                                 its purchases and sales of securities, and
                                 (ii) make margin deposits in connection
                                 with its use of financial options and futures,
                                 forward and spot currency contracts, swap
                                 transactions and other financial contracts or
                                 derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares        The Investor Class shares of Pioneer Balanced
                                 of the Fund are subject to a 5.75% front-end        Fund you receive in the Reorganization will
                                 sales charge.                                       not be subject to any sales charge. Moreover,
                                                                                     if you own shares in your own name as of the
                                 Contingent deferred sales charge of up to 5%        closing of the Reorganization (i.e., not in the
                                 if you redeem Class B shares within six years       name of a broker or other intermediary) and
                                 of purchase.                                        maintain your account, you may purchase
                                                                                     Class A shares of Pioneer Balanced Fund and
                                 Contingent deferred sales charge of 1% if           Class A shares of any Fund in the Pioneer
                                 you redeem Class C shares within one year           family of funds through such account in the
                                 of purchase.                                        future without paying any sales charge.

                                 Purchases of Investor Class shares of the Fund      Except as described above, Class A shares
                                 are not subject to a sales load.                    of Pioneer Balanced Fund are subject to a
                                                                                     front-end sales charge of up to 4.50%.
                                 The Fund assesses a mandatory redemption
                                 fee of 2%, as a percentage of the amount
                                 redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               Safeco Balanced Fund                                Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Balanced Fund pays an advisory fee on a        Pioneer Balanced Fund pays Pioneer a
                             monthly basis at an annual rate as follows:           management fee equal to Pioneer's annual fee
                                                                                   is equal to the Fund's average daily net assets
                             $0-$250,000,000:   0.70 of 1%                         as follows:
                             $250,000,001-$750,000,000:   0.65 of 1%
                             $750,000,001-$1,250,000,000:   0.60 of 1%             $0-$1 billion: 0.65%
                             Over $1,250,000,000:   0.55 of 1%                     Next $4 billion: 0.60%
                                                                                   Over $5 billion: 0.55%
                             SAM serves as administrator and fund
                             accounting agent for the Fund. The Fund pays          During its most recent fiscal year, Pioneer
                             SAM an administrative services fee of 0.05%           Balanced Fund paid an advisory fee at an
                             of the Fund's average daily net assets up to the      average rate of 0.65% of average daily
                             first $200,000,000 and 0.01% of its net assets        net assets.
                             thereafter, and an accounting fee of 0.04% of
                             the Fund's average daily net assets up to the         In addition, the Fund reimburses Pioneer for
                             first $200,000,000 and 0.01% of its net               certain fund accounting and legal expenses
                             assets thereafter.                                    incurred on behalf of the Fund and pays
                                                                                   a separate shareholder servicing/transfer
                             During its most recent fiscal year, Safeco            agency fee to Pioneer Investment Management
                             Balanced Fund paid aggregate advisory and             Shareholder Services, Inc. ("PIMSS"), an
                             administration fees at an average rate of             affiliate of Pioneer.
                             0.79% of average daily net assets.
                             SAM had contractually agreed until April 30,          For the fiscal year ended December 31, 2003,
                             2009, to pay certain fund operating expenses          the Fund's total annual operating expenses for
                             (but not all of the operating expenses of the         Class A shares were 1.38% of average daily
                             Fund) that exceeded the rate of 0.40% per             net assets. The Fund does not currently have
                             annum of the Fund's average daily net assets.         an expense limitation for its Class A shares.
                             This arrangement included all Fund operating
                             expenses except management fees, Rule 12b-1           Pioneer has agreed until the second anniversary
                             fees, brokerage commissions, interest, and            of the closing of the Reorganization to limit the
                             extraordinary expenses.                               expenses (excluding extraordinary expenses) of
                                                                                   the Investor Class to 1.10% of the average daily
                             For the fiscal year ended December 31, 2003,          net assets attributable to the Investor Class.
                             the Fund's annual operating expenses for Class A
                             shares, after giving effect to the expense            The Investor Class Shares to be issued in
                             limitation were 1.35%, and without giving effect      the Reorganization will convert to Class A
                             to the expense limitation, were 1.93% per share.      shares after two years. Class A shares will
                                                                                   have higher expenses per share than Investor
                             For the fiscal year ended December 31, 2003,          Class Shares due to the Rule 12b-1 Plan. In
                             the Fund's annual operating expenses for Class B      addition, although Pioneer has agreed to limit
                             shares, after giving effect to the expense            the expenses attributable to Investor Class
                             limitation were 2.10%, and without giving effect      shares, Pioneer is not required to limit the
                             to the expense limitation, were 2.75% per share.      expenses attributable to Class A shares.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class C shares, after giving effect to the expense limitation were 2.10%, and without giving effect to the expense limitation, were 42.09% per share.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares, after giving effect to the
                             expense limitation were 1.10%, and without
                             giving effect to the expense limitation, were
                             1.43% per share.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Safeco Balanced Fund                             Pioneer Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of the Fund directly             You may buy shares from any investment firm
                            through Safeco Securities, the Fund's principal     that has a sales agreement with PFD. Existing
                            underwriter or through brokers, registered          shareholders of Safeco Balanced Fund who
                            investment advisers, banks and other financial      own shares in their own name as of the
                            institutions that have entered into selling         closing date of the Reorganization and who
                            agreements with the Fund's principal underwriter,   maintain their accounts may buy shares of
                            as described in the Fund's prospectus.              any fund in the Pioneer family of funds
                                                                                through such accounts in the future without
                            Certain account transactions may be done by         paying sales charges.
                            telephone.
                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer
                                                                                Balanced Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         There are no sales charges on shares you            You may exchange shares of Pioneer
                            acquire through dividend reinvestment or other      Balanced Fund without incurring any fee on
                            fund distributions or for shares that you have      the exchange with the more than 62 other
                            exchanged for shares of the same class of           Pioneer Funds. Your exchange would be for
                            another Fund.                                       Class A shares, which would be subject to
                                                                                a Rule 12b-1 fee. An exchange generally is
                            Certain account transactions may be done by         treated as a sale and a new purchase of
                            telephone.                                          shares for federal income tax purposes.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also exchange shares of Pioneer Balanced
                                                                                Fund for shares of other Pioneer Funds by
                                                                                telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting the          Normally, your investment firm will send your
                            Fund directly in writing or by contacting a         request to sell shares to PIMSS. You can
                            financial intermediary as described in the          also sell your shares by contacting the Fund
                            Fund's prospectus.                                  directly if your account is registered in
                                                                                your name.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also redeem shares of Pioneer Balanced Fund
                                                                                by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o The Fund's equity investments do not have the growth potential originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     Each Fund also has risks associated with investing in debt securities. Each Fund could underperform other investments if:

     o Interest rates go up causing the value of the Fund's portfolio to decline

     o The issuer of a debt security owned by the Fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to repay earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as a call prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as an extension risk

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                     Safeco Balanced Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '97     '98    '99    '00     '01     '02     '03
16.64   12.56   1.05   5.09   -0.29   -8.74   16.90


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 11.10% for the quarter ended June 30, 2003, and the lowest quarterly return was -10.04% for the quarter ended September 30, 2002.

                    Pioneer Balanced Fund -- Class A Shares
                         Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95    '96     '97    '98    '99    '00     '01     '02     '03
-4.31   22.00   9.89   13.92   1.14   3.15   5.38   -2.87   11.20   15.99


* During the period shown in the bar chart, Pioneer Balanced Fund's highest quarterly return was 8.99% for the quarter ended June 30, 2003, and the lowest quarterly return was -11.66% for the quarter ended September 30, 2002.


                             Safeco Balanced Fund
             Average Annual Total Returns as of December 31, 2003


---------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                       1 Year      5 Years     Inception(1)
 Safeco Balanced Fund, Class A Shares*
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                     9.96%       1.00%        5.48%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                                  9.45%       0.03%        4.12%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)          6.70%       0.27%        3.94%
---------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Class B Shares*
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    10.79%       1.08%        5.66%
---------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Class C Shares*
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    14.76%       1.45%        5.53%
---------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund, Investor Class Shares*
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                    16.90%       2.47%        6.55%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                                 16.29%       1.37%        5.06%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)         11.26%       1.45%        4.79%
---------------------------------------------------------------------------------------------------------
 S&P 500 Index3
  (reflects no deduction for fees, expenses or taxes)                   28.67%      -0.57%        9.02%
---------------------------------------------------------------------------------------------------------
 60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index(3)
  (reflects no deduction for fees, expenses or taxes)                   19.66%       4.79%        9.11%
---------------------------------------------------------------------------------------------------------

* Returns for Class A, Class B and Class C shares have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.

(1)  The Fund commenced operations on January 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The S&P 500 Index, an unmanaged index of 500 stocks, and the 60/40 combination of the Russell 1000 Value Index and the Lehman Brothers Aggregate Bond Index, are for reference only and do not mirror the Fund's investments.

                     Pioneer Balanced Fund -- Class A Shares
              Average Annual Total Returns as of December 31, 2003

-----------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
 Pioneer Balanced Fund, Class A Shares
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  10.78%       0.76%       4.38%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               10.19%      -0.11%       2.40%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)        6.98%       0.10%       2.56%
-----------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%      -0.57%      11.06%
-----------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)
  (reflects no deduction for fees, expenses or taxes)                  4.10%       6.62%       6.95%
-----------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only and does not mirror the Fund's investments.

(3) The Lehman Brothers Aggregate Bond Index is for reference only and does not mirror the Fund's investments.


     Pioneer Balanced Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Balanced Fund, the expenses of Pioneer Balanced Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.

                                                                                                                        Pro Forma
                                                                                                             Safeco      Pioneer
                                                                         Safeco      Safeco      Safeco     Balanced    Balanced
                                                                        Balanced    Balanced    Balanced      Fund        Fund
                                                                          Fund        Fund        Fund      Investor    Investor
                                                                         Class A     Class B     Class C      Class      Class9
Shareholder transaction fees (paid directly from your investment)       --------    --------    --------    --------    ---------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ..................................................      5.75%(6)    None        None        None        None(1)
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less .........      None        5.00%(7)    1.00%(8)    None        None
Redemption fees for shares held less than 30 days ...................      2.00%       None        None        2.00%       None
Wire redemption fee .................................................     $  20(4)    $  20(4)    $  20(4)    $  20(4)    $  10
Annual low balance fee ..............................................     $  12(5)    $  12(5)    $  12(5)    $  12(5)     None
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ......................................................      0.70%       0.70%       0.70%       0.70%       0.65%
Distribution and service (12b-1) fee ................................      0.25%       1.00%       1.00%       None        None
Other expenses ......................................................      0.98%       1.05%      40.39%       0.73%       0.61%
Total fund operating expenses .......................................      1.93%       2.75%      42.09%       1.43%       1.26%
Expense reimbursement/reduction .....................................      0.58%(2)    0.65%(2)   39.99%(2)    0.33%(2)    0.16%(3)
Net fund operating expenses .........................................      1.35%       2.10%       2.10%       1.10%       1.10%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Balanced Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Balanced Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Balanced Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Balanced Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Balanced Fund and two years for Pioneer Balanced Fund and (f) the Investor Class shares of Pioneer Balanced Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example

            Safeco Balanced Fund

  Class A Shares
  Year 1 ........................ $  705
  Year 3 ........................ $  978
  Year 5 ........................ $1,272
  Year 10 ....................... $2,447

                           With         Without
  Class B Shares         redemption    redemption
  Year 1 ..............    $  713        $  213
  Year 3 ..............    $  958        $  658
  Year 5 ..............    $1,329        $1,129
  Year 10 .............    $2,418        $2,418

                            With         Without
  Class C Shares         redemption    redemption
  Year 1 ..............    $  313        $  213
  Year 3 ..............    $  658        $  658
  Year 5 ..............    $1,129        $1,129
  Year 10 .............    $2,658        $2,658

  Investor Class Shares
  Year 1 ........................ $  112
  Year 3 ........................ $  373
  Year 5 ........................ $  677
  Year 10 ....................... $1,541

           Pro Forma Pioneer Balanced Fund

  Investor Class Shares
  Year 1 ........................ $  112
  Year 3 ........................ $  373
  Year 5 ........................ $  677
  Year 10 ....................... $1,541

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Balanced Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer Balanced Fund is comparable to the investment performance of your Safeco Fund. For the five year period ended June 30, 2004, Class A shares of Pioneer Balanced Fund had an average annual return of 1.34% compared to an average annual return of the Class A shares and Investor shares of your Safeco Fund of 0.32% and 1.78%, respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Balanced Fund's lower gross operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Balanced Fund to 1.10% of average daily net assets. This expense ratio is below the gross expenses of each class of shares of your Safeco Fund and is the same or lower than expenses net of expense reimbursement of each class of shares of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer Balanced Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Seventh, the Investor Class shares of Pioneer Balanced Fund received in the Reorganization will provide Safeco Balanced Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Balanced Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Balanced Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Balanced Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of June 30, 2004, and the pro forma capitalization of the combined Fund as of June 30, 2004.

                                                                           Pro Forma
                                         Safeco           Pioneer           Pioneer
                                        Balanced          Balanced         Balanced
                                          Fund              Fund             Fund
                                     June 30, 2004     June 30, 2004     June 30, 2004
                                    ---------------   ---------------   --------------
Total Net Assets (in thousands)       $   19,459      $  132,104         $   151,563
  Class A shares ................     $    1,784      $  103,881         $   103,881
  Class B shares ................     $    1,622      $   18,462         $    18,462
  Class C shares ................     $      109      $    9,761         $     9,761
  Investor Class shares .........     $   15,944             N/A         $    19,459

Net Asset Value Per Share
  Class A shares ................     $    11.88      $     9.57         $      9.57
  Class B shares ................     $    11.84      $     9.47         $      9.47
  Class C shares ................     $    11.84      $     9.54         $      9.54
  Investor Class shares .........     $    11.83             N/A         $      9.57

Shares Outstanding
  Class A shares ................        150,124      10,851,975          10,851,975
  Class B shares ................        137,010       1,949,543           1,949,543
  Class C shares ................          9,194       1,023,264           1,023,264
  Investor Class shares .........      1,347,406             N/A           2,033,333

     It is impossible to predict how many shares of Pioneer Balanced Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Balanced Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the board of trustees of Pioneer Balanced Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Balanced Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                           Safeco Core Equity Fund and
                                  Pioneer Fund

                                  PROPOSAL 1(b)

                Approval of Agreement and Plan of Reorganization


                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


            Comparison of Safeco Core Equity Fund to the Pioneer Fund


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                                    Safeco Core Equity Fund                                 Pioneer Fund
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 Business                  A series of Safeco Common Stock Trust,            A diversified open-end management
                           a diversified open-end management                 investment company registered under
                           investment company organized as a                 the Investment Company Act organized as
                           Delaware statutory trust.                         a Delaware statutory trust.
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 Net assets as of          $694.6 million                                    $6,321 million
 June 30, 2004
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 Investment advisers and   Investment adviser (until August 2, 2004):        Investment adviser:
 portfolio managers        SAM                                               Pioneer

                           Portfolio Managers (until August 2, 2004):        Portfolio Managers:
                           Richard D. Meagley (since 1995)                   Day-to-day management of the Pioneer Fund's
                           Darcy MacLaren (since 2003)                       portfolio is the responsibility of John A. Carey
                                                                             and Walter Hunnewell, Jr. Mr. Carey joined
                           Currently Pioneer is acting as investment         Pioneer in 1979 and Mr. Hunnewell joined
                           adviser to the Safeco Core Equity Fund. The       pioneer in 2001.
                           Portfolio Managers of the Pioneer Fund, as
                           indicated in the next column, currently
                           manage your Safeco Fund.
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 Investment objective      Safeco Core Equity Fund seeks long-term           Pioneer Fund seeks reasonable income and
                           growth of capital and reasonable current          capital growth through investments primarily
                           income.                                           in equity securities of U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------------
                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal market conditions, Safeco Core       Pioneer Fund invests a major portion of
                           Equity Fund invests at least 80% of net assets    its assets in equity securities, primarily of
                           (plus any borrowings for investment purposes)     U.S. issuers. For purposes of the Fund's
                           in equity securities and, to a much lesser        investment policies, equity securities include
                           extent, invests in equity related securities.     common stocks, convertible debt and other
                                                                             equity instruments such as depositary
                                                                             receipts, warrants, rights and preferred stock.
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                                    Safeco Core Equity Fund                                  Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies    Safeco Core Equity Fund seeks investments           Pioneer Fund uses a "value" style of
                          in fundamentally sound companies with good          management and seeks securities selling at
                          long-term potential. SAM historically evaluated     reasonable prices or substantial discounts to
                          numerous measures such as current valuation,        their underlying values and then holds these
                          profitability, management, competitive position     securities until the market values reflect their
                          and financial soundness.                            intrinsic values. Pioneer looks at the following
                                                                              factors in selecting investments: favorable
                                                                              expected returns relative to perceived risk;
                                                                              above average potential for earnings and
                                                                              revenue growth; low market valuations relative
                                                                              to earnings forecast, book value, cash flow
                                                                              and sales; a sustainable competitive advantage
                                                                              such as a brand name, customer base,
                                                                              proprietary technology or economies of scale.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments        Safeco Core Equity Fund may invest up to 20%        Pioneer Fund may invest up to 10% of its
                          of its assets in foreign securities which are       total assets in equity and debt securities of
                          listed on a national exchange, including            non-U.S. corporate issuers and debt securities
                          investments in American Depositary Receipts.        of non-U.S. government issuers.

                          The Fund may invest in securities convertible       The Fund will not invest more than 5% of
                          into common stock, but less than 35% of its         its total assets in securities of emerging
                          total assets will be invested in such securities.   market issuers.

                                                                              The Fund may invest up to 5% of its net
                                                                              assets in below investment grade debt
                                                                              securities issued by both U.S. and non-U.S.
                                                                              corporate and government issuers.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive      Safeco Core Equity Fund may hold cash or            Pioneer Fund may invest all or part of its
 strategies               invest in high-quality, short-term securities       assets in securities with remaining maturities
                          issued by an agency or instrumentality of the       of less than one year, cash equivalents or
                          U.S. government, high-quality commercial            may hold cash.
                          paper, certificates of deposit, shares of
                          no-load, open-end money market funds,
                          or repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification          Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration   Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Core Equity Fund                                 Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such        Pioneer Fund may not invest more than
 securities                action the value of the following securities, in    15% of its net assets in securities which are
                           the aggregate, would exceed 15% of Safeco           illiquid and other securities which are not
                           Core Equity Fund's net assets, the Fund will        readily marketable.
                           not (i) purchase securities for which there is
                           no readily available market, (ii) purchase time
                           deposits maturing in more than seven days,
                           (iii) purchase over-the-counter (OTC) options
                           or hold assets set aside to cover OTC options
                           written by the Fund, (iv) enter into repurchase
                           agreements maturing in more than seven
                           days, or (v) invest in interests in real estate
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Core Equity Fund may borrow money            Pioneer Fund may not borrow money, except
                           (i) from banks or (ii) by engaging in reverse       the Fund may: (a) borrow from banks or
                           repurchase agreements.                              through reverse repurchase agreements in
                                                                               an amount up to 33 1/3% of the Fund's total
                                                                               assets (including the amount borrowed);
                                                                               (b) to the extent permitted by applicable law,
                                                                               borrow up to an additional 5% of the Fund's
                                                                               assets for temporary purposes; (c) obtain
                                                                               such short-term credits as are necessary
                                                                               for the clearance of portfolio transactions;
                                                                               (d) purchase securities on margin to the
                                                                               extent permitted by applicable law; and
                                                                               (e) engage in transactions in mortgage dollar
                                                                               rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Core Equity Fund may lend securities to      Pioneer Fund may lend portfolio securities
                           qualified institutional investors with a value of   with a value that may not exceed 331/3% of
                           up to 33% of the Fund's total assets.               the value of its assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Safeco Core Equity Fund                              Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Core Equity Fund may write put or call       Pioneer Fund may use futures and options on
                                 options if, as a result thereof, the aggregate      securities, indices and currencies, forward
                                 value of the assets underlying all such options     currency exchange contracts and other
                                 does not exceed 25% of the Fund's net assets.       derivatives. The Fund does not use derivatives
                                                                                     as a primary investment technique and
                                 Safeco Core Equity Fund may purchase put or         generally limits their use to hedging. However,
                                 call options or options on futures contracts if,    the Fund may use derivatives for a variety of
                                 as a result thereof, the aggregate premiums         non-principal purposes, including:
                                 paid on all options or options on futures
                                 contracts do not exceed 20% of the Fund's           o As a hedge against adverse changes in
                                 net assets.                                           stock market prices, interest rates or
                                                                                       currency exchange rates
                                 Safeco Core Equity Fund may enter into              o As a substitute for purchasing or selling
                                 any futures contract or option on a futures           securities
                                 contract, if as a result thereof, the aggregate     o To increase the Fund's return as a non-
                                 margin deposits and premiums required on all          hedging strategy that may be considered
                                 such instruments does not exceed 5% of the            speculative
                                 Fund's net assets.

                                 Safeco Core Equity Fund may not purchase
                                 securities on margin. However, the Fund may
                                 (i) obtain short-term credits as necessary to
                                 clear its purchases and sales of securities and
                                 (ii) make margin deposits in connection with
                                 its use of financial options and futures,
                                 forward and spot currency contracts, swap
                                 transactions and other financial contracts or
                                 derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares        The Investor Class shares of Pioneer Fund
                                 of Safeco Core Equity Fund are subject to a         you receive in the Reorganization will not be
                                 5.75% front-end sales charge.                       subject to any sales charge. Moreover, if you
                                                                                     own shares in your own name as of the
                                 Contingent deferred sales charge of up to 5%        closing of the Reorganizationm (i.e., not in
                                 if you redeem Class B shares within six years       the name of a broker or other intermediary)
                                 of purchase.                                        and maintain your account, you may purchase
                                                                                     Class A shares of Pioneer Fund and Class A
                                 Contingent deferred sales charge of 1% if           shares of any fund in the Pioneer family of
                                 you redeem Class C shares within one year           funds through such account in the future
                                 of purchase.                                        without paying any sales charge.

                                 Purchases of Investor Class shares of Safeco        Except as described above, Class A shares of
                                 Core Equity Fund                                    Pioneer Fund are subject to a front-end sales
                                 are not subject to a sales load.                    charge of up to 5.75%.

                                 Safeco Core Equity Fund assesses a mandatory
                                 redemption fee of 2%, as a percentage of the
                                 amount redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
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------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Core Equity Fund                                   Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Core Equity Fund pays an advisory            Pioneer Fund pays Pioneer an annual basic fee
                             fee on a monthly basis at an annual rate            of 0.60% of the Fund's average daily net assets.
                             as follows:
                                                                                 Pioneer's fee increases or decreases depending
                             $0-$250,000,000:               0.70 of 1%           upon whether the Fund's performance exceeds,
                             $250,000,001-$750,000,000:     0.65 of 1%           or is exceeded by, that of the S&P 500 Index
                             $750,000,001-$1,250,000,000:   0.60 of 1%           over the specified performance period. Each
                             Over $1,250,000,000:           0.55 of 1%           percentage point of difference between the
                                                                                 performance of the Class A shares and the index
                             SAM serves as administrator and Fund                (limited to a maximum of +/-10) is multiplied
                             accounting agent for the Fund. The Fund pays        by a performance rate adjustment of 0.01%.
                             SAM an administrative services fee of 0.05%         As a result, the fee is subject to a maximum
                             of the Fund's average daily net assets up to the    annualized rate adjustment of +/-0.10%. This
                             first $200,000,000 and 0.01% of its net assets      performance comparison is made at the end of
                             thereafter, and an accounting fee of 0.04% of       each month. An appropriate monthly percentage
                             the Fund's average daily net assets up to the       of this annual rate (based on the number of
                             first $200,000,000 and 0.01% of its net             days in the current month) is then applied to
                             assets thereafter.                                  the Fund's average net assets for the entire
                                                                                 performance period, giving a dollar amount that
                             During its most recent fiscal year, Safeco          is added to (or subtracted from) the basic fee.
                             Core Equity Fund paid aggregate advisory and        In addition, the fee is also further limited to a
                             administration fees at an average rate of 0.71%     maximum annualized rate adjustment of +/-0.10%
                             of average daily net assets.                        (i.e., the management fee will not exceed 0.70%
                                                                                 or be less than 0.50%). However, Pioneer
                             SAM had contractually agreed until April 30,        currently is waving the lower limitation on its
                             2009, to pay certain Fund operating expenses        fee, but may reimpose it in the future. Because
                             (but not all of the operating expenses of the       any adjustments to the basic fee begin with the
                             Fund) that exceeded the rate of 0.40% per           comparative performance of the Fund and the
                             annum of the Fund's average daily net assets.       performance record of the index, the controlling
                             This arrangement included all Fund operating        factor is not whether fund performance is up or
                             expenses except management fees, Rule 12b-1         down, but whether it is up or down more or
                             fees, brokerage commissions, interest, and          less than the performance record of the index,
                             extraordinary expenses.                             regardless of general market performance.

                             For the fiscal year ended December 31, 2003,        During its most recent fiscal year, Pioneer Fund
                             the Fund's annual operating expenses for Class      paid an advisory fee at an average rate of 0.50%
                             A shares, after giving effect to the expense        of average daily net assets.
                             limitation were 1.32%, and without giving
                             effect to the expense limitation, were 3.40%.       In addition, the Fund reimburses Pioneer for
                                                                                 certain fund accounting and legal expenses
                             For the fiscal year ended December 31, 2003,        incurred on behalf of the Fund and pays a
                             the Fund's annual operating expenses for Class      separate shareholder servicing/transfer agency
                             B shares, after giving effect to the expense        fee to PIMSS, an affiliate of Pioneer.
                             limitation were 2.07%, and without giving
                             effect to the expense limitation, were 2.38%.       For the fiscal year ended December 31, 2003,
                                                                                 the Fund's total annual operating expenses for
                             For the fiscal year ended December 31, 2003,        Class A shares were 1.09% of average daily net
                             the Fund's annual operating expenses for Class      assets. The Fund does not currently have an
                             C shares, after giving effect to the expense        expense limitation for its Class A shares.
                             limitation were 2.07%, and without giving
                             effect to the expense limitation, were 2.41%.
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------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Core Equity Fund                                Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,      Pioneer has agreed until the second
 (continued)                 the Fund's annual operating expenses for          anniversary of the closing of the
                             Investor Class shares were 1.05%.                 Reorganization to limit the expenses
                                                                               (excluding extraordinary expenses) of the
                                                                               Investor Class to 1.02% of the average daily
                                                                               net assets attributable to the Investor Class.

                                                                               The Investor Class shares to be issued in
                                                                               the Reorganization will convert to Class A
                                                                               shares after two years. Class A shares will
                                                                               have higher expenses per share than Investor
                                                                               Class shares due to the Rule 12b-1 Plan. In
                                                                               addition, although Pioneer has agreed to limit
                                                                               the expenses attributable to Investor Class
                                                                               shares, Pioneer is not required to limit the
                                                                               expenses attributable to Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of the Fund directly           You may buy shares from any investment firm
                             through Safeco Securities, the Fund's principal   that has a sales agreement with PFD, Pioneer
                             underwriter or through brokers, registered        Fund's distributor. Existing shareholders of
                             investment advisers, banks and other financial    Safeco Core Equity Fund who own shares
                             institutions that have entered into selling       in their own name as of the closing date of
                             agreements with the Fund's principal              the Reorganization and who maintain their
                             underwriter, as described in the Fund's           accounts may buy shares of any fund in
                             prospectus.                                       the Pioneer family of funds through such
                                                                               accounts in the future without paying
                             Certain account transactions may be done          sales charges.
                             by telephone.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege          There are no sales charges on shares you          You may exchange shares of Pioneer Fund
                             acquire through dividend reinvestment or other    without incurring any fee on the exchange
                             fund distributions or for Class A shares that     with the more than 62 other Pioneer Funds.
                             you have exchanged for Class A shares of          Your exchange would be for Class A shares,
                             another Fund.                                     which would be subject to Rule 12b-1 fees.
                                                                               An exchange generally is treated as a sale and
                             Certain account transactions may be done          a new purchase of shares for federal income
                             by telephone.                                     tax purposes.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer Fund for
                                                                               shares of other Pioneer Funds by telephone
                                                                               or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Safeco Core Equity Fund                            Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares   Investor Class and Class A shares will be sold at the net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting the    Normally, your investment firm will send
                  Fund directly in writing or by contacting a   your request to sell shares to PIMSS. You
                  financial intermediary as described in the    can also sell your shares by contacting the
                  Fund's prospectus.                            Fund directly if your account is registered
                                                                in your name.

                                                                If the account is established in the
                                                                shareholder's own name, shareholders
                                                                may also redeem shares of Pioneer Fund
                                                                by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.


                   Safeco Core Equity Fund -- Investor Class
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 '94     '95     '96     '97     '98    '99      '00     '01      '02     '03
9.93   25.26   25.01   24.21   24.93   9.37   -10.97   -9.72   -26.33   24.68


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 18.72% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.37% for the quarter ended September 30, 2002.


                        Pioneer Fund -- Class A Shares
                         Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97     '98     '99    '00      '01      '02     '03
-0.57   26.64   19.70   38.47   29.09   15.63   0.12   -11.13   -20.26   24.58

* During the period shown in the bar chart Pioneer Fund's highest quarterly return was 22.33% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.18% for the quarter ended September 30, 2002.

                             Safeco Core Equity Fund
              Average Annual Total Returns as of December 31, 2003

----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class A Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.23%        -5.61%       7.12%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               17.15%        -6.09%       5.51%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.29%        -4.83%       5.36%
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class B Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.53%        -5.54%       7.23%
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Class C Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  22.42%        -5.17%       7.14%
----------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund, Investor Class Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.68%        -4.19%       7.99%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               24.55%        -4.78%       6.28%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       16.19%        -3.72%       6.08%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%        -0.57%      11.06%
----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

                        Pioneer Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003


----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years       10 Years
----------------------------------------------------------------------------------------------------------
 Pioneer Fund, Class A shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.40%        -0.76%        10.00%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               17.06%        -1.46%         8.47%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.28%        -0.87%         8.01%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%        -0.57%        11.06%
----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     Pioneer Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.


The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the Safeco Core Equity Fund, the expenses of Safeco Core Equity Fund for the period ended December 31, 2003 and (ii) for Pioneer Fund, the expenses of Pioneer Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.


                                                                                                                           Pro Forma
                                                                       Safeco       Safeco       Safeco        Safeco       Pioneer
                                                                    Core Equity  Core Equity  Core Equity    Core Equity     Fund
                                                                        Fund         Fund         Fund          Fund       Investor
                                                                      Class A      Class B      Class C    Investor Class  Class (9)
Shareholder transaction fees (paid directly from your investment)   -----------  -----------  -----------  --------------  ---------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ................................................    5.75%(6)     None         None           None         None(1)
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell shares,
 whichever is less ................................................    None         5.00%(7)     1.00%(8)       None         None
Redemption fees for shares held less than 30 days .................    2.00%        None         None           2.00%         N/A
Wire redemption fee ...............................................   $  20(4)     $  20(4)     $  20(4)       $  20(4)     $  10
Annual low balance fee ............................................   $  12(5)     $  12(5)     $  12(5)       $  12(5)       N/A

Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ....................................................    0.67%        0.67%        0.67%          0.67%        0.52%
Distribution and service (12b-1) fee ..............................    0.25%        1.00%        1.00%          None         None
Other expenses ....................................................    2.48%        0.71%        0.74%          0.38%        0.41%
Total fund operating expenses .....................................    3.40%        2.38%        2.41%          1.05%        0.93%
Expense reimbursement/reduction ...................................    2.08%(2)     0.31%(2)     0.34%(2)       None(2)      None(3)
Net fund operating expenses .......................................    1.32%        2.07%        2.07%          1.05%        0.93%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Core Equity Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Fund to 1.02% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Core Equity Fund and two years for Pioneer Fund and (f) and the Investor Class shares of Pioneer Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

  Example

               Safeco Core Equity Fund
  Class A Shares
  Year 1 ....................... $  702
  Year 3 ....................... $  969
  Year 5 ....................... $1,257
  Year 10 ...................... $3,255

                            With         Without
  Class B Shares         redemption    redemption
  Year 1 ..............    $  710        $  210
  Year 3 ..............    $  949        $  649
  Year 5 ..............    $1,314        $1,114
  Year 10 .............    $3,057        $3,057

                            With         Without
  Class C Shares         redemption    redemption
  Year 1 ..............    $  310        $  210
  Year 3 ..............    $  649        $  649
  Year 5 ..............    $1,114        $1,114
  Year 10 .............    $2,599        $2,599

  Investor Class Shares
  Year 1 ....................... $  107
  Year 3 ....................... $  334
  Year 5 ....................... $  579
  Year 10 ...................... $1,283

                Pro Forma Pioneer Fund

  Investor Class Shares
  Year 1 ....................... $   95
  Year 3 ....................... $  310
  Year 5 ....................... $  556
  Year 10 ...................... $1,261

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Core Equity Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the historical investment performance of Pioneer Fund is higher than your Safeco Fund's investment performance. For the one, five and 10 year periods ended June 30, 2004, Class A shares of Pioneer Fund had an average annual return of 18.13%; -1.14%; and 11.16% compared to an average annual return of the Class A shares and Investor Class shares of 7.30% and 14.16% (one year), -7.12% and -5.70% (five years) and 7.11% and 7.99% (ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Fund to 1.02% of average daily net assets. This expense ratio is below the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund. While you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year was 1.09% of average daily net assets, which was below the net expenses of the Class A shares of your Safeco Fund and only four basis points above the net expenses of the Investor Class of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Seventh, the Investor Class shares of Pioneer Fund received in the Reorganization will provide Safeco Core Equity Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of June 30, 2004, and the pro forma combined Fund as of June 30, 2004.

                                           Safeco
                                        Core Equity         Pioneer          Pro Forma
                                            Fund              Fund         Pioneer Fund
                                       June 30, 2004     June 30, 2004     June 30, 2004
                                      ---------------   ---------------   --------------
  Total Net Assets (in thousands)     $  694,570         $  6,321,081      $  7,015,651
    Class A shares ................   $   17,431         $  5,328,526      $  5,328,526
    Class B shares ................   $    8,846         $    538,395      $    538,395
    Class C shares ................   $      196         $    295,384      $    295,384
    Investor Class shares .........   $  668,097                  N/A           694,570
    Class R shares ................          N/A         $     11,139      $     11,139
    Class Y shares ................          N/A         $    147,637      $    147,637
  Net Asset Value Per Share
    Class A shares ................   $    17.04         $      38.64      $      38.64
    Class B shares ................   $    16.58         $      37.77      $      37.77
    Class C shares ................   $    16.60         $      37.44      $      37.44
    Investor Class shares .........   $    17.01                  N/A      $      38.64
    Class R shares ................          N/A         $      38.69      $      38.69
    Class Y shares ................          N/A         $      38.73      $      38.73
  Shares Outstanding
    Class A shares ................    1,022,979          137,918,274       137,918,274
    Class B shares ................      533,442           14,254,949        14,254,949
    Class C shares ................       11,810            7,890,437         7,890,437
    Investor Class shares .........   39,269,334                  N/A        17,975,414
    Class R shares ................          N/A              287,937           287,937
    Class Y shares ................          N/A            3,811,827         3,811,827

     It is impossible to predict how many shares of Pioneer Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                     Safeco Growth Opportunities Fund and
                       Pioneer Growth Opportunities Fund
                                 PROPOSAL 1(c)


                Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

      Comparison of Safeco Growth Opportunities Fund to the Pioneer Growth
                               Opportunities Fund

------------------------------------------------------------------------------------------------------------------------------------
                               Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
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 Business                  A series of Safeco Common Stock Trust,         A newly organized series of Pioneer Series
                           a diversified open-end management              Trust II, an open-end management investment
                           investment company organized as a              registered under the Investment Company Act
                           Delaware statutory trust.                      and organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $545.5 million                                 None. The Pioneer Growth Opportunities Fund
 June 30, 2004                                                            is newly organized and does not expect to
                                                                          commence investment operations until the
                                                                          Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Portfolio Managers (since 2003 until           Portfolio Managers:
                           August 2, 2004):                               Day-to-day management of Pioneer Growth
                           Jeffrey Schwartz                               Opportunities Fund's portfolio will be the
                           CFA, Vice President, SAM                       responsibility of John A. Carey and Walter
                                                                          Hunnewell, Jr. Mr. Carey joined Pioneer in
                           Bill Whitlow                                   1979 and Mr. Hunnewell joined Pioneer
                           CFA, Vice President, SAM                       in 2001.

                           Currently Pioneer is acting as investment      Mr. Acheson is Vice President and joined
                           adviser to Safeco Growth Opportunities Fund.   Pioneer as a portfolio manager in 2001
                           The Portfolio Manager of the Pioneer Growth    and has been an investment professional
                           Opportunities Fund, as indicated in the next   since 1994.
                           column, currently manages your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each Fund seeks growth of capital.

                           Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments       To achieve its investment objective, under normal circumstances, each Fund invests most of its assets in common stocks of companies Pioneer considers to be reasonably priced or undervalued, with above average growth potential.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Growth Opportunities Fund                  Pioneer Growth Opportunities Fund
                                                                            Pioneer Growth Opportunities Fund may invest
                                                                            a significant portion of its assets in equity
                                                                            securities of small companies.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies                                                      When evaluating a stock to buy for each Fund,
                                                                            Pioneer considers factors such as:

                                                                            o The strength of the company's balance
                                                                              sheet
                                                                            o The quality of the management team
                                                                            o The rate at which the company's earnings
                                                                              are projected to grow
                                                                            o Whether the company's stock may be
                                                                              trading at a discount relative to its industry
                                                                              peers or the overall markets
------------------------------------------------------------------------------------------------------------------------------------
                         Safeco Growth Opportunities Fund may sell          Pioneer Growth Opportunities Fund generally
                         as stock if:                                       sells a portfolio security when Pioneer
                                                                            believes that the issuer no longer offers the
                         o Any of the above factors or other relative-      potential for growth at a reasonable price or
                           value indicators have deteriorated               if any of the above factors have deteriorated.
                         o The stock becomes overvalued, for                Pioneer makes that determination based
                           example, as a result of overly optimistic        upon the same criteria it uses to select
                           earnings forecasts                               portfolio securities.
                         o The stock price reaches a specific target
                         o Changes in market value cause the Fund
                           to hold a larger position in the stock than
                           Pioneer wants
                         o Other companies present more attractive
                           investment opportunities
                         o Cash is needed to meet shareholder
                           redemptions
------------------------------------------------------------------------------------------------------------------------------------
 Other investments       Each Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

                         Each Fund may invest up to 20% of assets in foreign securities.
------------------------------------------------------------------------------------------------------------------------------------
                         Safeco Growth Opportunities Fund may invest        Pioneer Growth Opportunities Fund may invest
                         up to 10% of its total assets in debt securities   up to 5% of its total assets in debt securities
                         rated below investment grade.                      rated below investment grade, including below
                                                                            investment grade convertible debt securities.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive     Safeco Growth Opportunities Fund may hold          Pioneer Growth Opportunities Fund may invest
 strategies              cash or invest in high-quality, short-term         all or part of its assets in securities with
                         securities issued by an agency or                  remaining maturities of less than one year,
                         instrumentality of the U.S. government,            cash equivalents or may hold cash.
                         high-quality commercial paper, certificates of
                         deposit, shares of no-load, open-end money
                         market funds, or repurchase agreements as a
                         temporary defensive measure when market
                         conditions so warrant.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Growth Opportunities Fund                 Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.
------------------------------------------------------------------------------------------------------------------------------------
                                                                             At times, more than 25% of Pioneer Growth
                                                                             Opportunities Fund's assets may be invested
                                                                             in the same market segment, such as
                                                                             financials or technology. To the extent the
                                                                             Fund emphasizes investments in a market
                                                                             segment, the Fund will be subject to a greater
                                                                             degree to the risks particular to the industries
                                                                             in that segment, and may experience greater
                                                                             market fluctuation, than a fund without the
                                                                             same focus. For example, industries in the
                                                                             financial segment, such as banks, insurance
                                                                             companies, broker-dealers and REITs, may
                                                                             be sensitive to changes in interest rates and
                                                                             general economic activity and are subject to
                                                                             extensive government regulation. Industries in
                                                                             the technology segment, such as information
                                                                             technology, communications equipment,
                                                                             computer hardware and software, and office
                                                                             and scientific equipment, are subject to
                                                                             risks of rapidly evolving technology, short
                                                                             product lives, rates of corporate expenditures,
                                                                             falling prices and profits, competition
                                                                             from new market entrants, and general
                                                                             economic conditions.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such      Pioneer Growth Opportunities Fund may
 securities                action the value of the following securities,     not invest more than 15% of its net assets
                           in the aggregate, would exceed 15% of the         in securities which are illiquid and other
                           Safeco Growth Opportunities Fund's net assets,    securities which are not readily marketable.
                           the Fund will not (i) purchase securities for
                           which there is no readily available market,
                           (ii) purchase time deposits maturing in more
                           than seven days, (iii) purchase over-the-
                           counter (OTC) options or hold assets set aside
                           to cover OTC options written by the Fund,
                           (iv) enter into repurchase agreements maturing
                           in more than seven days, or (v) invest in
                           interests in real estate investment trusts which
                           are not readily marketable or interests in real
                           estate limited partnerships which are not listed
                           or traded on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Growth Opportunities Fund                       Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                       Safeco Growth Opportunities Fund may borrow       Pioneer Growth Opportunities Fund may
                                 money (i) from banks or (ii) by engaging in       not borrow money, except the Fund may:
                                 reverse repurchase agreements.                    (a) borrow from banks or through reverse
                                                                                   repurchase agreements in an amount up to
                                                                                   33 1/3% of the Fund's total assets (including
                                                                                   the amount borrowed); (b) to the extent
                                                                                   permitted by applicable law, borrow up to
                                                                                   an additional 5% of the Fund's assets for
                                                                                   temporary purposes; (c) obtain such
                                                                                   short-term credits as are necessary for
                                                                                   the clearance of portfolio transactions;
                                                                                   (d) purchase securities on margin to the
                                                                                   extent permitted by applicable law; and
                                                                                   (e) engage in transactions in mortgage dollar
                                                                                   rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                         Safeco Growth Opportunities Fund may lend         Pioneer Growth Opportunities Fund may lend
                                 securities to qualified institutional investors   portfolio securities with a value that may not
                                 with a value of up to 33% of the Fund's           exceed 331/3% of the value of its assets.
                                 total assets.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Growth Opportunities Fund may not          Pioneer Growth Opportunities Fund may
                                 purchase securities on margin. However, the       use futures and options on securities, indices
                                 Fund may (i) obtain short-term credits as         and currencies, forward currency exchange
                                 necessary to clear its purchases and sales of     contracts and other derivatives. The Fund
                                 securities, and (ii) make margin deposits in      does not use derivatives as a primary
                                 connection with its use of financial options and  investment technique and generally limits
                                 futures, forward and spot currency contracts,     their use to hedging. However, the Fund may
                                 swap transactions and other financial contracts   use derivatives for a variety of non-principal
                                 or derivative instruments.                        purposes, including:
                                                                                   o As a hedge against adverse changes
                                                                                     in stock market prices, interest rates
                                                                                     or currency exchange rates
                                                                                   o As a substitute for purchasing or
                                                                                     selling securities
                                                                                   o To increase the Fund's return as a
                                                                                     non-hedging strategy that may be
                                                                                     considered speculative
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                        Safeco Growth Opportunities Fund               Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------------------------------------
                                             Buying, Selling and Exchanging Shares
--------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares   The Investor Class shares of Pioneer
                 of Safeco Growth Opportunities Fund are        Growth Opportunities Fund you receive in
                 subject to a 5.75% front-end sales charge.     the Reorganization will not be subject to any
                                                                sales charge. Moreover, if you own shares
                 Contingent deferred sales charge of up to 5%   in your own name as of the closing of the
                 if you redeem Class B shares within six years  Reorganization (i.e., not in the name of a
                 of purchase.                                   broker or other intermediary) and maintain
                                                                your account, you may purchase Class A
                 Contingent deferred sales charge of 1% if      shares of Pioneer Growth Opportunities Fund
                 you redeem Class C shares within one year      and Class A shares of any fund in the Pioneer
                 of purchase.                                   family of funds through such account in the
                                                                future without paying any sales charge.
                 Purchases of Investor Class shares of Safeco
                 Growth Opportunities are not subject to a      Except as described above, Class A shares of
                 sales load.                                    Pioneer Growth Opportunities Fund are subject
                                                                to a front-end sales charge of up to 5.75%.
                 Safeco Growth Opportunities Fund assesses
                 a mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor
                 Class shares held less than 30 days.
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Growth Opportunities Fund                  Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Growth Opportunities Fund pays an             Pioneer Growth Opportunities Fund will pay
                             advisory fee on a monthly basis at an annual rate    Pioneer a management fee equal to 0.65% of
                             as follows:                                          the Fund's average daily net assets.

                             $0-$250,000,000:   0.70 of 1%                        In addition, Pioneer Growth Opportunities
                             $250,000,001-$750,000,000:   0.65 of 1%              Fund will reimburse Pioneer for certain fund
                             $750,000,001-$1,250,000,000:   0.60 of 1%            accounting and legal expenses incurred on
                             Over $1,250,000,000:   0.55 of 1%                    behalf of the Fund and will pay a separate
                                                                                  shareholder servicing/transfer agency fee to
                             SAM serves as administrator and fund                 PIMSS, an affiliate of Pioneer.
                             accounting agent for the Fund. The Fund pays
                             SAM an administrative services fee of 0.05%          Pioneer has agreed until the second
                             of the Fund's average daily net assets up to the     anniversary of the closing of the
                             first $200,000,000 and 0.01% of its net assets       Reorganization to limit the expenses
                             thereafter, and an accounting fee of 0.04% of        (excluding ordinary expenses) of the Investor
                             the Fund's average daily net assets up to the        Class to 1.05% of the average daily net assets
                             first $200,000,000 and 0.01% of its net              attributable to the Investor Class.
                             assets thereafter.
                                                                                  The Investor Class shares to be issued in the
                             During its most recent fiscal year, Safeco Growth    Reorganization will convert to Class A shares
                             Opportunities Fund paid aggregate advisory and       after two years. Class A shares will have
                             administration fees at an average rate of 0.73%      higher expenses per share than Investor Class
                             of average daily net assets.                         Shares due to the Rule 12b-1 Plan.

                             SAM had contractually agreed until April 30, 2009, to pay certain fund operating expenses
                             (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets.
                             This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class A shares, after giving effect to the expense limitation were 1.33%, and without giving effect to the expense limitation, were 2.38%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class B shares, after giving effect to the expense limitation were 2.08%, and without giving effect to the expense limitation, were 2.45%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class C shares, after giving effect to the expense limitation were 2.08%, and without giving effect to the expense limitation, were 2.48%.

                             For the fiscal year ended December 31, 2003, the
                             Fund's annual operating expenses for Investor
                             Class shares, after giving effect to the expense
                             limitation were 1.08%, and without giving effect
                             to the expense limitation, were 1.14%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Growth Opportunities Fund                Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of the Fund directly           You may buy shares from any investment
                            through Safeco Securities, the Fund's principal   firm that has a sales agreement with PFD,
                            underwriter or through brokers, registered        Pioneer Growth Opportunities Fund's
                            investment advisers, banks and other financial    distributor. Existing shareholders of Safeco
                            institutions that have entered into selling       Growth Opportunities Fund who own shares
                            agreements with the Fund's principal              in their own name as of the closing date of
                            underwriter, as described in the Fund's           the Reorganization and who maintain their
                            prospectus.                                       accounts may buy shares of any fund in
                                                                              the Pioneer family of funds through such
                            Certain account transactions may be done          accounts in the future without paying
                            by telephone.                                     sales charges.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Growth Opportunities Fund by telephone
                                                                              or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         There are no sales charges on shares you          You may exchange shares of Pioneer Growth
                            acquire through dividend reinvestment or other    Opportunities Fund without incurring any fee
                            fund distributions or for Class A shares that     on the exchange with the more than 62 other
                            you have exchanged for Class A shares of          Pioneer Funds. Your exchange would be for
                            another fund.                                     Class A shares, which would be subject to
                                                                              Rule 12b-1 fees. An exchange generally is
                            Certain account transactions may be done          treated as a sale and a new purchase of
                            by telephone.                                     shares for federal income tax purposes.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also exchange shares of Pioneer Growth
                                                                              Opportunities Fund for shares of other Pioneer
                                                                              Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting the        Normally, your investment firm will send your
                            Safeco Growth Opportunities Fund directly         request to sell shares to PIMSS. You can also
                            in writing or by contacting a financial           sell your shares by contacting the Fund
                            intermediary as described in the                  directly if your account is registered in
                            Fund's prospectus.                                your name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders
                                                                              may also redeem shares of Pioneer Growth
                                                                              Opportunities Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk factor may be greater in the short term)

     o    Growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     o The Fund's shares may be subject to frequent and more significant changes in value than the stock market in general due to the volatility of some of the smaller companies in which it invests

     o During periods of market concern about inflation or deflation, some securities in which the Fund invests may become more volatile or decline in value

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o    Inadequate financial information

     o    Smaller, less liquid and more volatile markets

     o    Political and economic upheavals


     The fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for gain or loss

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for Safeco Growth Opportunities Fund. The bar chart shows how Safeco Growth Opportunities Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows the average annual total return (before and after taxes) for Safeco Growth Opportunities Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in the Safeco Growth Opportunities Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. Since Pioneer Growth Opportunities Fund has not yet commenced investment operations, it has no prior performance.

              Safeco Growth Opportunities Fund -- Investor Class
                         Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.62   26.10   22.90   49.96   4.37   2.64   -4.16   22.03   -36.92   43.98


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 34.64% for the quarter ended June 30, 2001, and the lowest quarterly return was -26.84% for the quarter ended September 30, 2002.


                       Safeco Growth Opportunities Fund
             Average Annual Total Returns As of December 31, 2003

--------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
--------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class A Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  35.37%       0.28%       9.23%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions1                                 35.37%       0.28%       6.93%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares1         22.99%       0.24%       6.62%
--------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class B Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  37.64%       0.35%       9.38%
--------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Class C Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  41.64%       0.75%       9.28%
--------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund, Investor Class Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  43.98%       1.74%      10.03%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions1                                 43.98%       1.74%       7.72%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       28.59%       1.49%       7.34%
--------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 47.25%       7.13%       9.48%
--------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after- tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 2000 Index, an unmanaged index of 2,000 small capitalization stocks, is for reference only and does not mirror the Fund's investments.

     The most recent portfolio manager's discussion of the Safeco Fund's performance is attached as Exhibit D.


The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for its fiscal year ended December 31, 2003 and (ii) for the Pioneer Growth Opportunities Fund, the estimated annual expenses of the Pioneer Growth Opportunities Fund. The Pioneer Growth Opportunities Fund's actual expenses may be greater or less.



                                                                            Safeco          Safeco
                                                                            Growth          Growth
                                                                        Opportunities   Opportunities
                                                                             Fund            Fund
                                                                           Class A         Class B
Shareholder transaction fees (paid directly from your investment)      --------------- ---------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................         5.75%(6)        None
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................         None            5.00%(7)
Redemption fees for shares held less than 30 days ....................         2.00%           None
Wire redemption fee ..................................................        $ 204           $ 204
Annual low balance fee ...............................................        $  12(5)        $  12(5)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................         0.68%           0.68%
Distribution and service (12b-1) fee .................................         0.25%           1.00%
Other expenses .......................................................         1.45%           0.77%
Total fund operating expenses ........................................         2.38%           2.45%
Expense reimbursement/reduction ......................................         1.05%(2)        0.37%(2)
Net fund operating expenses ..........................................         1.33%           2.08%

                                                                                                           Pro Forma
                                                                                                            Pioneer
                                                                            Safeco          Safeco          Growth
                                                                            Growth          Growth       Opportunities
                                                                        Opportunities    Opportunities       Fund
                                                                             Fund            Fund          Investor
                                                                           Class C      Investor Class     Class (9)
Shareholder transaction fees (paid directly from your investment)      --------------- ---------------- --------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................        None             None          None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................        1.00%(8)         None          None
Redemption fees for shares held less than 30 days ....................        None             2.00%         None
Wire redemption fee ..................................................       $ 204            $ 204         $  10
Annual low balance fee ...............................................       $  12(5)         $  12(5)       None
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................        0.68%            0.68%         0.65%
Distribution and service (12b-1) fee .................................        1.00%            None          None
Other expenses .......................................................        0.80%            0.46%         0.32%
Total fund operating expenses ........................................        2.48%            1.14%         0.97%
Expense reimbursement/reduction ......................................        0.40%(2)         0.06%(2)      None(3)
Net fund operating expenses ..........................................        2.08%            1.08%         0.97%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Growth Opportunities Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Growth Opportunities Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Growth Opportunities Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets.

     This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Growth Opportunities Fund to 1.05% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's and Pioneer Growth Opportunities Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Growth Opportunities Fund and two years for Pioneer Growth Opportunities Fund and (f) and the Investor Class shares of Pioneer Growth Opportunities Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
           Safeco Growth Opportunities Fund
  Class A Shares
  Year 1 .............. $  703
  Year 3 .............. $  972
  Year 5 .............. $1,262
  Year 10 ............. $2,696
                            With        Without
  Class B Shares         redemption    redemption
  Year 1 ..............  $       711   $       211
  Year 3 ..............  $       952   $       652
  Year 5 ..............  $     1,319   $     1,119
  Year 10 .............  $     2,593   $     2,593
                             With        Without
  Class C Shares         redemption    redemption
  Year 1 ..............  $       311   $       211
  Year 3 ..............  $       652   $       652
  Year 5 ..............  $     1,119   $     1,119
  Year 10 .............  $     2,644   $     2,644
  Investor Class Shares
  Year 1 .............. $  110
  Year 3 .............. $  343
  Year 5 .............. $  595
  Year 10 ............. $1,356

        Pro Forma Pioneer Growth Opportunities Fund
  Investor Class Shares
  Year 1 .................................... $   99
  Year 3 .................................... $  344
  Year 5 .................................... $  645
  Year 10 ................................... $1,499


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Growth Opportunities Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Growth Opportunities Fund to 1.05% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fourth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Fifth, the Investor Class shares of Pioneer Growth Opportunities Fund received in the Reorganization will provide Safeco Growth Opportunities Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Trustees of Pioneer Growth Opportunities Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Growth Opportunities Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Growth Opportunities Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma combined Fund as of September 30, 2004.



                                                                                   Pro Forma
                                        Safeco Growth       Pioneer Growth       Pioneer Growth
                                     Opportunities Fund   Opportunities Fund   Opportunities Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)          $515,288              N/A                 $515,288
    Class A shares ................        $ 29,032              N/A                      N/A
    Class B shares ................        $  7,301              N/A                      N/A
    Class C shares ................        $    221              N/A                      N/A
    Investor Class shares .........        $478,733              N/A                 $515,288
  Net Asset Value Per Share
    Class A shares ................        $  26.42              N/A                      N/A
    Class B shares ................        $  24.84              N/A                      N/A
    Class C shares ................        $  24.84              N/A                      N/A
    Investor Class shares .........        $  26.88              N/A                 $  26.88
  Shares Outstanding
    Class A shares ................       1,098,917              N/A                      N/A
    Class B shares ................         293,942              N/A                      N/A
    Class C shares ................           8,913              N/A                      N/A
    Investor Class shares .........      17,810,634              N/A               19,169,940



     It is impossible to predict how many shares of Pioneer Growth Opportunities Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Growth Opportunities Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Growth Opportunities Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Growth Opportunities Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       Safeco International Stock Fund and
                        Pioneer International Equity Fund

                                  PROPOSAL 1(d)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


   Comparison of Safeco International Stock Fund to the Pioneer International
                                   Equity Fund


------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco International Stock Fund                  Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,             A diversified open-end management
                           a diversified open-end management                  investment company registered under the
                           investment company organized as a                  Investment Company Act and organized as
                           Delaware statutory trust.                          a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $37 million                                        $36 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser:
 portfolio managers        SAM                                                Pioneer

                           Investment sub-advisor (until August 2, 2004):     Portfolio Manager:
                           Bank of Ireland Asset Management Limited           Christopher Smart. Mr. Smart is supported by
                           ("Sub-adviser")                                    a team of portfolio managers and analysts.

                           Portfolio Managers (until August 2, 2004): The     Mr. Smart, Senior Vice President and Director
                           Fund is managed by a committee of portfolio        of International Investments, joined Pioneer in
                           managers at the Sub-adviser who are jointly        1995 as Director of Research of Pioneer First
                           and primarily responsible for the day-to-day       Investments, Moscow, Russia.
                           management of the Fund.

                           Currently Pioneer is acting as investment
                           adviser to Safeco International Stock Fund. The
                           Portfolio Manager of the Pioneer International
                           Equity Fund, as indicated in the next column,
                           currently manages your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments       Under normal market conditions, Safeco             Under normal market conditions, at least
                           International Stock Fund invests at least          80% of total assets (plus any borrowings for
                           80% of net assets (plus any borrowings for         investment purposes) are invested in equity
                           investment purposes) in stocks and at least        securities of non-U.S. issuers.
                           65% of its assets in securities issued by
                           companies domiciled in countries other than
                           the United States.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco International Stock Fund                 Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies     Safeco International Stock Fund uses a "value"     Pioneer International Equity Fund uses a
                           style of management. The sub-adviser that          balanced growth-value style of management
                           historically managed the Fund focused on           and seeks to invest in issuers with above
                           companies that are well established with a         average potential for earnings and revenue
                           durable business model and proven track            growth that are also trading at attractive
                           record of delivering earnings and dividends;       market valuations.
                           undervalued relative to their intrinsic value
                           and/or future growth potential; undervalued
                           when compared to their historic valuations,
                           to competitors, or to companies with similar
                           growth records; and liquid and readily traded
                           on established foreign exchanges.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments                                                            Pioneer International Equity Fund may
                                                                              invest up to 20% of its total assets in debt
                                                                              securities, cash and cash equivalents.
                                                                              Generally the Fund acquires debt securities
                                                                              that are investment grade, but the Fund may
                                                                              invest up to 5% of its net assets in below
                                                                              investment grade convertible debt securities.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco International Stock Fund may purchase       Pioneer International Equity Fund may invest
 strategies                as temporary investments for its cash:             all or part of its assets in securities with
                           commercial paper; certificates of deposit;         remaining maturities of less than one year,
                           shares of no-load, open-end money market           cash equivalents or may hold cash.
                           funds; repurchase agreements (subject to
                           restrictions on the Fund's investment in illiquid
                           securities), and other short-term investments.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer International Equity Fund may not
 securities                action the value of the following securities,      invest more than 15% of its net assets in
                           in the aggregate, would exceed 15% of              securities which are illiquid and other
                           the Fund's net assets, the Fund will not           securities which are not readily marketable.
                           (i) purchase securities for which there is no
                           readily available market, (ii) purchase time
                           deposits maturing in more than seven days,
                           (iii) purchase over-the-counter (OTC) options
                           or hold assets set aside to cover OTC options
                           written by the Fund, (iv) enter into repurchase
                           agreements maturing in more than seven
                           days, or (v) invest in interests in real estate
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco International Stock Fund                 Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                          Safeco International Stock Fund may borrow         Pioneer International Equity Fund may
                          money (i) from banks or (ii) by engaging in        not borrow money, except the Fund may:
                          reverse repurchase agreements.                     (a) borrow from banks or through reverse
                                                                             repurchase agreements in an amount up to
                                                                             33 1/3% of the Fund's total assets (including
                                                                             the amount borrowed); (b) to the extent
                                                                             permitted by applicable law, borrow up to
                                                                             an additional 5% of the Fund's assets for
                                                                             temporary purposes; (c) obtain such
                                                                             short-term credits as are necessary for
                                                                             the clearance of portfolio transactions;
                                                                             (d) purchase securities on margin to the
                                                                             extent permitted by applicable law; and
                                                                             (e) engage in transactions in mortgage dollar
                                                                             rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                  Safeco International Stock Fund may lend           Pioneer International Equity Fund may lend
                          securities to qualified institutional investors    portfolio securities with a value that may not
                          with a value of up to 33% of the Fund's            exceed 33 1/3% of the value of its assets.
                          total assets.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco International Stock Fund may write          Pioneer International Equity Fund may use
                          put or call options if, as a result thereof, the   futures and options on securities, indices
                          aggregate value of the assets underlying all       and currencies, forward currency exchange
                          such options do not exceed 20% of the Fund's       contracts and other derivatives. The Fund
                          net assets.                                        does not use derivatives as a primary
                                                                             investment technique and generally limits
                          Safeco International Stock Fund may also           their use to hedging. However, the Fund may
                          purchase put or call options or options on         use derivatives for a variety of non-principal
                          futures contracts if, as a result thereof, the     purposes, including:
                          aggregate premiums paid on all options or
                          options on futures contracts held by the Fund      o As a hedge against adverse changes
                          do not exceed 20% of the Fund's net assets.        in stock market prices, interest rates
                                                                             or currency exchange rates
                          Safeco International Stock Fund may enter into
                          any futures contracts or options on futures        o As a substitute for purchasing or
                          contracts if, as a result thereof, the aggregate   selling securities
                          margin deposits and premiums required on all
                          such instruments do not exceed 5% of the           o To increase the Fund's return as a
                          Fund's net assets.                                 non-hedging strategy that may be
                                                                             considered speculative
                          Safeco International Stock Fund may not
                          purchase securities on margin. However, the
                          Fund may (i) obtain short-term credits as
                          necessary to clear its purchases and sales of
                          securities, and (ii) make margin deposits in
                          connection with its use of financial options and
                          futures, forward and spot currency contracts,
                          swap transactions and other financial contracts
                          or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco International Stock Fund                Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares     The Investor Class shares of Pioneer
                                 of Safeco International Stock Fund are subject   International Equity Fund you receive in the
                                 to a 5.75% front-end sales charge.               Reorganization will not be subject to any
                                                                                  sales charge. Moreover, if you own shares
                                 Contingent deferred sales charge of up to 5%     in your own name as of the closing of the
                                 if you redeem Class B shares within six years    Reorganization (i.e., not in the name of a
                                 of purchase.                                     broker or other intermediary) and maintain
                                                                                  your account, you may purchase Class A
                                 Contingent deferred sales charge of 1% if you    shares of Pioneer International Equity Fund
                                 redeem Class C share within one year of          and Class A shares of any fund in the Pioneer
                                 purchase.                                        family of funds through such account in the
                                                                                  future without paying any sales charge.
                                 Purchases of Investor Class shares of Safeco
                                 International Stock Fund are not subject to a    Except as described above, Class A shares of
                                 sales load.                                      Pioneer International Equity Fund are subject
                                                                                  to a front-end sales charge of up to 5.75%.
                                 Safeco International Stock Fund assesses a
                                 mandatory redemption fee of 2%, as a
                                 percentage of the amount redeemed or
                                 exchanged, on Class A and Investor Class
                                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco International Stock Fund                  Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco International Stock Fund pays an           Pioneer International Equity Fund pays Pioneer
                             advisory fee on a monthly basis at an annual      a management fee equal to Pioneer's annual
                             rate as follows:                                  fee is equal to:
                             $0-$250,000,000:   1.00 of 1%
                             $250,000,001-$750,000,000:   0.90 of 1%           1.00% of average daily net assets up to
                             Over $750,000,000:   0.80 of 1%                    $300 million;
                                                                               0.85% of the next $200 million;
                             SAM serves as administrator and fund              0.75% on assets over $500 million.
                             accounting agent for Safeco International Stock
                             Fund. The Fund pays SAM an administrative         During its most recent fiscal year, Pioneer
                             services fee of 0.05% of the Fund's average       International Equity Fund paid an advisory fee
                             daily net assets up to the first $200,000,000     at an average rate of 1.00% of average daily
                             and 0.01% of its net assets thereafter, and an    net assets.
                             accounting fee of 0.04% of the Fund's average
                             daily net assets up to the first $200,000,000     In addition, Pioneer International Equity
                             and 0.01% of its net assets thereafter.           Fund reimburses Pioneer for certain fund
                                                                               accounting and legal expenses incurred
                             During its most recent fiscal year, Safeco        on behalf of the Fund and pays a separate
                             International Stock Fund paid aggregate           shareholder servicing/transfer agency fee to
                             advisory and administration fees at an average    PIMSS, an affiliate of Pioneer.
                             rate of 1.09% of average daily net assets.
                                                                               For the fiscal year ended March 31, 2004,
                             SAM had contractually agreed until April 30,      Pioneer International Equity Fund's total
                             2009, to pay certain fund operating expenses      annual operating expenses for Class A shares
                             (but not all of the operating expenses of the     were 2.80%. Pursuant to an expense limitation
                             Safeco International Stock Fund) that exceeded    agreement in effect until August 31, 2005, the
                             the rate of 0.40% per annum of the Fund's         net expenses for Class A shares were 1.75%.
                             average daily net assets. This arrangement        There can be no assurance that Pioneer will
                             included all Fund operating expenses except       extend the expense limitation for its Class A
                             management fees, Rule 12b-1 fees,                 shares after August 31, 2005.
                             brokerage commissions, interest, and
                             extraordinary expenses.                           Pioneer has agreed until the second
                                                                               anniversary of the closing of the
                             For the fiscal year ended December 31, 2003,      Reorganization to limit the expenses
                             Safeco International Stock Fund's annual          (excluding extraordinary expenses) of the
                             operating expenses for the Class A shares,        Investor Class to 1.40% of the average daily
                             after giving effect to the expense limitation     net assets attributable to the Investor Class.
                             were 1.65%, and without giving effect to the
                             expense limitation, were 2.49%.                   The Investor Class shares to be issued in the
                                                                               Reorganization will convert to Class A shares
                             For the fiscal year ended December 31, 2003,      after two years. Class A shares will have
                             Safeco International Stock Fund's annual          higher expenses per share than Investor
                             operating expenses for the Class B shares,        Class shares due to the Rule 12b-1 Plan. In
                             after giving effect to the expense limitation     addition, although Pioneer has agreed to limit
                             were 2.40%, and without giving effect to the      the expenses attributable to Investor Class
                             expense limitation, were 4.16%.                   shares, Pioneer is not required to extend the
                                                                               current expense limitation agreement for its
                             For the fiscal year ended December 31, 2003,      Class A shares after August 31, 2005.
                             Safeco International Stock Fund's annual
                             operating expenses for the Advisor Class C
                             shares, after giving effect to the expense
                             limitation were 2.40%, and without giving
                             effect to the expense limitation, were 3.29%.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco International Stock Fund                   Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,
 (continued)                 Safeco International Stock Fund's annual net
                             operating expenses for the Institutional Class
                             shares, after giving effect to the contractual
                             expense limitation were 1.40%, and without
                             giving effect to the expense limitation were
                             2.43%. Beginning in 2003, SAM also began
                             voluntarily reimbursing all expenses of the
                             Institutional Class that exceeded 1.10%.

                             For the fiscal year ended December 31, 2003,
                             Safeco International Stock Fund's annual
                             operating expenses for the Investor Class,
                             after giving effect to the expense limitation
                             were 1.40%, and without giving effect to the
                             expense limitation, were 2.19%.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco International        You may buy shares from any investment firm
                             Stock Fund directly through Safeco Securities,    that has a sales agreement with PFD, Pioneer
                             the Fund's principal underwriter or through       International Equity Fund's distributor. Existing
                             brokers, registered investment advisers, banks    shareholders of Safeco International Stock
                             and other financial institutions that have        Fund who own shares in their own name as
                             entered into selling agreements with the Fund's   of the closing date of the Reorganization and
                             principal underwriter, as described in the        who maintain their accounts may buy shares
                             Fund's prospectus.                                of any Fund in the Pioneer family of funds
                                                                               through such accounts in the future without
                             Institutional Class shares have a minimum         paying sales charges.
                             investment amount of $250,000.
                                                                               If the account is established in the
                             Certain account transactions may be done          shareholder's own name, shareholders may
                             by telephone.
                                                                               also purchase additional shares of Pioneer
                                                                               International Equity Fund by telephone
                                                                               or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege          There are no sales charges on shares you          You may exchange shares of Pioneer
                             acquire through dividend reinvestment or other    International Equity Fund without incurring any
                             fund distributions or for shares that you have    fee on the exchange with the more than 62
                             exchanged for equivalent shares of another        other Pioneer Funds. Your exchange would be
                             Fund. A 2% redemption fee will be assessed        for Class A shares, which would be subject to
                             on the value of exchanged shares that are held    Rule 12b-1 fees. An exchange generally is
                             less than 30 days in the Safeco International     treated as a sale and a new purchase of
                             Stock Fund.                                       shares for federal income tax purposes.

                             Certain account transactions may be done          If the account is established in the
                             by telephone.                                     shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer International
                                                                               Equity Fund for shares of other Pioneer Funds
                                                                               by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Safeco International Stock Fund                Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares   Each class of shares will be sold at the net asset value per share next calculated after the
                  Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting the      Normally, your investment firm will send
                  Fund directly in writing or by contacting a     your request to sell shares to PIMSS. You
                  financial intermediary as described in the      can also sell your shares by contacting the
                  Safeco International Stock Fund's prospectus.   Fund directly if your account is registered in
                                                                  your name.

                                                                  If the account is established in the
                                                                  shareholder's own name, shareholders may
                                                                  also redeem shares of Pioneer International
                                                                  Equity Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

     o Equity securities of non-U.S. issuers or growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class Shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. The current expense limitation agreement for Class A shares is in effect until August 31, 2005. There can be no assurance that Pioneer will extend the expense limitation agreement for its Class A shares after August 31, 2005.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.


                Safeco International Stock Fund -- Investor Class
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '97     '98     '99     '00      '01      '02     '03
 4.55   14.26   29.00  -10.95   -24.30   -19.12   27.74


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 19.79% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.14% for the quarter ended September 30, 2002.


               Pioneer International Equity Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '97     '98     '99     '00      '01      '02     '03
 5.81    7.40   41.19  -17.87   -19.28   -19.61   32.29


* During the period shown in the bar chart, since the Fund's inception on October 31, 1996, Pioneer International Equity Fund's highest quarterly return was 29.50% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.25% for the quarter ended September 30, 2002.

                       Safeco International Stock Fund*
             Average Annual Total Returns as of December 31, 2003


------------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class A Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  20.18%        -3.53%        1.56%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               19.98%        -4.02%        1.08%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       13.39%        -3.14%        1.12%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class B Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  21.41%        -3.49%        1.71%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Class C Shares*
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  25.38%        -3.15%        1.57%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Institutional Class Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  27.99%        -2.07%        2.64%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               27.74%        -2.56%        2.13%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       18.19%        -1.92%        2.04%
------------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund, Investor Class Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  27.74%        -2.11%        2.61%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               27.51%        -2.60%        2.11%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       18.34%        -1.93%        2.03%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)
  (reflects no deduction for fees, expenses or taxes)                 38.59%        -0.05%        3.29%
------------------------------------------------------------------------------------------------------------



* Returns for Class A, Class B and Class C shares have not been restated to reflect Rule 12b-1 fees prior to September 30, 1996, and would be lower if they were.


(1)  The Fund commenced operations on January 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only and does not mirror the Fund's investments.

              Pioneer International Equity Fund -- Class A Shares
             Average Annual Total Returns as of December 31, 2003

------------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
------------------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund, Class A Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.69%        -1.27%        1.98%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               24.69%        -1.54%        1.71%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       16.05%        -1.12%        1.62%
------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(3)
  (reflects no deduction for fees, expenses or taxes)                 38.59%        -0.05%        3.56%
------------------------------------------------------------------------------------------------------------

(1)  The Fund commenced operations on October 31, 1996.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index), an unmanaged index comprised of 21 developed equity markets outside of North America, is for reference only, does not mirror the Fund's investments, includes reinvested dividends net of tax withholding, and reflects no deduction of fees or expenses.


     Pioneer International Equity Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer International Equity Fund, the expenses of Pioneer International Equity Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                                Safeco          Safeco          Safeco
                                                            International   International   International
                                                              Stock Fund      Stock Fund      Stock Fund
Shareholder transaction fees                                   Class A         Class B         Class C
 (paid directly from your investment)                      --------------- --------------- ---------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................        5.75%(6)      None            None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .........        None          5.00%(7)        1.00%(8)
Redemption fees for shares held less than 30 days ........        2.00%         None            None
Wire redemption fee ......................................       $  20(4)      $  20(4)        $  20(4)
Annual low balance fee ...................................       $  12(5)      $  12(5)        $  12(5)
Annual fund operating expenses
 (deducted from fund assets)
 (as a percentage of average net assets)
Management fee ...........................................        1.00%         1.00%           1.00%
Distribution and service (12b-1) fee .....................        0.25%         1.00%           1.00%
Other expenses ...........................................        1.24%         2.16%           1.29%
Total fund operating expenses ............................        2.49%         4.16%           3.29%
Expense reimbursement/reduction ..........................        0.84%(2)      1.76%2          0.89%(2)
Net fund operating expenses ..............................        1.65%         2.40%           2.40%

                                                                                                      Pro Forma
                                                                   Safeco             Safeco           Pioneer
                                                            International Stock    International    International
                                                             Fund Institutional     Stock Fund       Equity Fund
Shareholder transaction fees                                       Class          Investor Class   Investor Class(9)
 (paid directly from your investment)                      --------------------- ---------------- ----------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .......................           None                None             None(1)
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .........           None                None             None
Redemption fees for shares held less than 30 days ........           2.00%               2.00%            2.00%
Wire redemption fee ......................................          $  20(4)            $  20(4)         $  10
Annual low balance fee ...................................          $  12(5)            $  12(5)           N/A
Annual fund operating expenses
 (deducted from fund assets)
 (as a percentage of average net assets)
Management fee ...........................................           1.00%               1.00%            1.00%
Distribution and service (12b-1) fee .....................           None                None             None
Other expenses ...........................................           1.43%               1.19%            0.76%
Total fund operating expenses ............................           2.43%               2.19%            1.76%
Expense reimbursement/reduction ..........................           1.03%(2)            0.79%(2)         0.36%(3)
Net fund operating expenses ..............................           1.40%               1.40%            1.40%


----------


(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer International Equity Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer International Equity Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco International Stock Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM additionally began voluntarily reimbursing the Fund to the extent that the total expenses of the Institutional Class exceeded the rate of 1.10% per annum of the Fund's average daily net assets for Institutional Class. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer International Equity Fund to 1.40% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions mad in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares covert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco International Stock Fund and two years for Pioneer International Equity Fund and (f) and the Investor Class shares of Pioneer International Equity Fund convert to Class A shares after two years, without giving effect to any expense limitation upon conversion. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
              Safeco International Stock Fund
  Class A Shares
  Year 1 ................... $  733
  Year 3 ................... $1,065
  Year 5 ................... $1,420
  Year 10 .................. $2,893
                                With         Without
  Class B Shares              Redemption    Redemption
  Year 1 ...................  $       743   $       243
  Year 3 ...................  $     1,048   $       748
  Year 5 ...................  $     1,480   $     1,280
  Year 10 ..................  $     2,956   $     2,956
                                 With         Without
  Class C Shares              Redemption    Redemption
  Year 1 ...................  $       343   $       243
  Year 3 ...................  $       748   $       748
  Year 5 ...................  $     1,280   $     1,280
  Year 10 ..................  $     3,232   $     3,232
  Institutional Class Shares
  Year 1 ................... $  143
  Year 3 ................... $  443
  Year 5 ................... $  766
  Year 10 .................. $2,168
  Investor Class Shares
  Year 1 ................... $  143
  Year 3 ................... $  443
  Year 5 ................... $  766
  Year 10 .................. $2,168
        Pro Forma Pioneer International Equity Fund
  Investor Class Shares
  Year 1 ................... $  143
  Year 3 ................... $  565
  Year 5 ................... $1,134
  Year 10 .................. $2,686

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco International Stock Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment management was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer International Equity Fund to 1.40% of average daily net assets. The estimated expenses of the Investor Class of Pioneer International Equity Fund are lower than or equal to both the gross and net expenses after contractual reimbursements of each class of shares of your Safeco Fund.

     Fourth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Fifth, the Investor Class shares of Pioneer International Equity Fund received in the Reorganization will provide Safeco International Stock Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer International Equity Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer International Equity Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer International Equity Fund and its shareholders.

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of March 31, 2004, and the pro forma combined Fund as of March 31, 2004.



                                                                                   Pro Forma
                                               Safeco             Pioneer           Pioneer
                                            International      International     International
                                             Stock Fund         Equity Fund       Equity Fund
                                           March 31, 2004     March 31, 2004     March 31, 2004
                                          ----------------   ----------------   ---------------
 Total Net Assets (in thousands)                $36,968        $30,572               $67,540
   Class A shares .....................         $ 1,417        $18,345               $18,345
   Class B shares .....................         $   716        $ 8,575               $ 8,575
   Class C shares .....................         $   103        $ 3,652               $ 3,652
   Institutional Class shares .........         $ 9,043            N/A                   N/A
   Investor Class shares ..............         $25,689            N/A               $36,968
 Net Asset Value Per Share
   Class A shares .....................         $ 10.82        $ 17.55               $ 17.55
   Class B shares .....................         $ 10.57        $ 16.41               $ 16.41
   Class C shares .....................         $ 10.58        $ 16.21               $ 16.21
   Institutional Class shares .........         $ 11.02            N/A                   N/A
   Investor Class shares ..............         $ 10.92            N/A               $ 17.55
 Shares Outstanding
   Class A shares .....................         131,004      1,045,193             1,045,193
   Class B shares .....................          67,765        522,503               522,503
   Class C shares .....................           9,689        225,379               225,379
   Institutional Class shares .........         820,220            N/A                N/A
   Investor Class shares ..............       2,351,852            N/A             2,106,439



     It is impossible to predict how many shares of Pioneer International Equity Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer International Equity Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer International Equity Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer International Equity Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Large-Cap Growth Fund and
                              Pioneer Growth Shares

                                  PROPOSAL 1(e)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have a higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

     Comparison of Safeco Large-Cap Growth Fund to the Pioneer Growth Shares



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                                    Safeco Large-Cap Growth Fund                      Pioneer Growth Shares
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 Business                  A series of Safeco Common Stock Trust,         A diversified open-end management
                           a diversified open-end management              investment company registered under the
                           investment company organized as a              Investment Company Act organized as a
                           Delaware statutory trust.                      Delaware statutory trust.
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 Net assets as of          $7 million                                     $732 million
 June 30, 2004
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 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Sub-adviser (until August 2, 2004):            Portfolio Manager:
                           RCM Capital Management LLC ("Sub-adviser")     Christopher M. Galizio
                           is responsible for the day-to-day management
                           of Safeco Large-Cap Growth Fund.               Mr. Galizio is a vice president and joined
                                                                          Pioneer in 1994
                           Portfolio Managers:
                           Seth A. Reicher (joined Sub-adviser in 1993)
                           Peter A. Goetz (joined Sub-adviser in 1999)

                           Currently Pioneer is acting as investment
                           adviser to Safeco Large-Cap Growth Fund. The
                           Portfolio Manager of Pioneer Growth Shares,
                           as indicated in the next column, currently
                           manages your Safeco Fund.
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 Investment objective      Safeco Large-Cap Growth Fund seeks long-       Pioneer Growth Shares seeks capital
                           term growth of capital.                        appreciation primarily through equity
                                                                          securities of large-cap U.S. companies
                                                                          believed to have better-than-average
                                                                          earnings potential.
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                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

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                                   Safeco Large-Cap Growth Fund                          Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal market conditions, Safeco           Under normal market conditions, Pioneer
                         Large-Cap Growth Fund invests at least 80%       Growth Shares invests primarily in equity
                         of its net assets (plus any borrowings for       securities of U.S. issuers. For purposes of the
                         investment purposes) in equity and equity-       Fund's investment policies, equity securities
                         related securities of companies whose total      include common stocks, convertible debt and
                         market capitalization at the time of the         other equity instruments, such as depositary
                         investment is within the range of market         receipts, warrants, rights, interests in real
                         capitalizations of companies included in the     estate investment trusts ("REITs") and
                         Russell 1000 Growth Index.                       preferred stocks.
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 Investment strategies   Safeco Large-Cap Growth Fund uses a              Pioneer Growth Shares uses a "growth"
                         "growth" style of management. The Sub-           style and seeks to invest in issuers with
                         adviser historically has aimed to generate       above average potential for earnings and
                         positive returns over a full market cycle by     revenue growth.
                         investing in companies that show long-term
                         sustainable growth in revenue, earnings and/or   Factors Pioneer looks for in selecting
                         cash flow.                                       investments include:

                         The Sub-adviser considered factors such as:      o companies with experienced management
                                                                          teams, strong market positions and the
                         o the strength of the company's balance sheet;   potential to support above average
                         o the quality of the management team;            earnings growth;
                         o products or services that differentiate the    o a sustainable competitive advantage,
                           company from its competitors;                    such as a brand name, customer base,
                         o the company's commitment to research and         proprietary technology or economies of
                           development; and                                 scale; and
                         o ongoing new products and services.             o favorable expected returns relative to
                                                                            perceived risk.
------------------------------------------------------------------------------------------------------------------------------------
 Other investments       Safeco Large-Cap Growth Fund may invest          Pioneer Growth Shares may invest a portion
                         in securities convertible into common stock,     of its assets not invested in equity securities
                         but less than 35% of its total assets will be    in debt securities of corporate and
                         invested in such securities.                     government issuers.

                                                                          Up to 5% of Pioneer Growth Shares' net
                                                                          assets may be invested in below investment
                                                                          grade debt securities issued by both U.S. and
                                                                          non-U.S. corporate and government issuers.

                                                                          Pioneer Growth Shares may invest up to 25%
                                                                          of its total assets in REITs.

                                                                          Pioneer Growth Shares may invest up to 30%
                                                                          of its total assets in equity and debt securities
                                                                          of non-U.S. corporate issuers and debt
                                                                          securities of non-U.S. government issuers.

                                                                          Pioneer Growth Shares will not invest more
                                                                          than 5% of its total assets in securities of
                                                                          emerging markets issuers.
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                                      Safeco Large-Cap Growth Fund                          Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Large-Cap Growth Fund may hold cash         Pioneer Growth Shares may invest all or part
 strategies                or invest in high-quality, short-term securities   of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of no-
                           load, open-end money market funds, or
                           repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Growth Shares may not invest more
 securities                action the value of the following securities, in   than 15% of its net assets in securities which
                           the aggregate, would exceed 15% of Safeco          are illiquid and other securities which are not
                           Large-Cap Growth Fund's net assets, the Fund       readily marketable.
                           will not (i) purchase securities for which there
                           is no readily available market, (ii) purchase
                           time deposits maturing in more than seven
                           days, (iii) purchase over-the-counter (OTC)
                           options or hold assets set aside to cover OTC
                           options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Large-Cap Growth Fund may borrow            Borrow money, except Pioneer Growth
                           money (i) from banks or (ii) by engaging in        Shares may: (a) borrow from banks or
                           reverse repurchase agreements.                     through reverse repurchase agreements in
                                                                              an amount up to 33 1/3% of the Fund's total
                                                                              assets (including the amount borrowed);
                                                                              (b) to the extent permitted by applicable law,
                                                                              borrow up to an additional 5% of the Fund's
                                                                              assets for temporary purposes; (c) obtain
                                                                              such short-term credits as are necessary
                                                                              for the clearance of portfolio transactions;
                                                                              (d) purchase securities on margin to the
                                                                              extent permitted by applicable law; and
                                                                              (e) engage in transactions in mortgage dollar
                                                                              rolls that are accounted for as financings.
------------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Large-Cap Growth Fund may lend              Pioneer Growth Shares may lend portfolio
                           securities to qualified institutional investors    securities with a value that may not exceed
                           with a value of up to 33% of the Fund's            331/3% of the value of its assets.
                           total assets.
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                                     Safeco Large-Cap Growth Fund                         Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco Large-Cap Growth Fund may write             Pioneer Growth Shares may use futures and
                          put or call options if, as a result thereof, the   options on securities, indices and currencies,
                          aggregate value of the assets underlying all       forward currency exchange contracts and
                          such options does not exceed 25% of the            other derivatives. The Fund does not use
                          Fund's net assets.                                 derivatives as a primary investment technique
                                                                             and generally limits their use to hedging.
                          Safeco Large-Cap Growth Fund may purchase          However, the Fund may use derivatives for a
                          put or call options or options on futures          variety of non-principal purposes, including:
                          contracts if, as a result thereof, the aggregate
                          premiums paid on all options or options on         o As a hedge against adverse changes in
                          futures contracts do not exceed 20% of the           stock market prices, interest rates or
                          Fund's net assets.                                   currency exchange rates
                                                                             o As a substitute for purchasing or selling
                          Safeco Large-Cap Growth Fund may enter into          securities option on a futures contract
                          any futures contract or thereof, the aggregate     o To increase the Fund's return as a
                          margin deposits and premiums required on all         non-hedging strategy that may be
                          such instruments does not exceed 5% of the           considered speculative
                          Fund's net assets.

                          Safeco Large-Cap Growth Fund may not
                          purchase securities on margin. However, the
                          Fund may (i) obtain short-term credits as
                          necessary to clear its purchases and sales of
                          securities, and (ii) make margin deposits in
                          connection with its use of financial options and
                          futures, forward and spot currency contracts,
                          swap transactions and other financial contracts
                          or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment         As described above, the Funds have substantially similar principal investment strategies and
 policies and             policies. Certain of the non-principal investment policies and restrictions are different. For a
 restrictions             more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Safeco Large-Cap Growth Fund                        Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares   The Investor Class shares of Pioneer Growth
                 of Safeco Large-Cap Growth Fund are subject    Shares you receive in the Reorganization will
                 to a 5.75% front-end sales charge.             not be subject to any sales charge. Moreover,
                                                                if you own shares in your own name as of the
                 Contingent deferred sales charge of up to 5%   closing of the Reorganization (i.e., not in the
                 if you redeem Class B shares within 6 years    name of a broker or other intermediary) and
                 of purchase.
                                                                maintain your account, you may purchase
                 Contingent deferred sales charge of up to 1%   Class A shares of Pioneer Growth Shares and
                 if you redeem Class C shares within one year   Class A shares of any Fund in the Pioneer
                 of purchase.                                   family of funds through such account in the
                                                                future without paying any sales charge.
                 Purchases of Investor Class shares of Safeco
                 Large-Cap Growth Fund are not subject to a     Except as described above, Class A shares of
                 sales load.                                    Pioneer Growth Shares are subject to a front-
                                                                end sales charge of up to 5.75%.
                 Safeco Large-Cap Growth Fund assesses
                 a mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor Class
                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Large-Cap Growth Fund                           Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Large-Cap Growth Fund pays an              Pioneer Growth Shares pays Pioneer a
                             advisory fee on a monthly basis at an annual      management fee, subject to a performance
                             rate as follows:                                  adjustment, equal to Pioneer's annual fee
                                                                               equal to:
                             $0-$250,000,000:   0.80 of 1%
                             $250,000,001-$750,000,000:   0.75 of 1%           0.70% of average daily net assets up to
                             $750,000,001-$1,250,000,000:   0.70 of 1%          $500 million;
                             Over $1,250,000,000:   0.65 of 1%                 0.65% of the next $500 million;
                                                                               0.625% on assets over $1 billion.
                             SAM paid the Sub-adviser a fee in accordance
                             with the following schedule:                      Pioneer's fee increases or decreases depending
                             $0 - $100,000,000:   0.35 of 1%                   upon whether the Fund's performance exceeds,
                             $100,000,000 - $250,000,000:   0.25 of 1%         or is exceeded by, that of Russell 1000 Growth
                             Over $250,000,000:   0.20 of 1%                   Index over the specified performance period.
                                                                               Each percentage point of difference between the
                             SAM serves as administrator and fund              performance of the Class A shares and the index
                             accounting agent for Safeco Large-Cap Growth      (limited to a maximum of +/-10) is multiplied
                             Fund. The Fund pays SAM an administrative         by a performance rate adjustment of 0.01%.
                             services fee of 0.05% of the Fund's average       As a result, the fee is subject to a maximum
                             daily net assets up to the first $200,000,000     annualized rate adjustment of +/-0.10%. This
                             and 0.01% of its net assets thereafter, and an    performance comparison is made at the end of
                             accounting fee of 0.04% of the Fund's average     each month. An appropriate monthly percentage
                             daily net assets up to the first $200,000,000     of this annual rate (based on the number of
                             and 0.01% of its net assets thereafter.           days in the current month) is then applied to
                                                                               the Fund's average net assets for the entire
                             During its most recent fiscal year, Safeco        performance period, giving a dollar amount that
                             Large-Cap Growth Fund paid aggregate              is added to (or subtracted from) the basic fee.
                             advisory and administration fees at an average    In addition, the fee is also further limited to a
                             rate of 0.89% of average daily net assets.        maximum annualized rate adjustment of +/-0.10%
                                                                               (i.e., the management fee will not exceed 0.80%
                             In 2003, SAM began voluntarily reimbursing        or be less than 0.525%). However, Pioneer
                             Safeco Large-Cap Growth Fund to the extent        currently is waiving the lower limitation on its
                             that its total expenses exceeded the rate of      fee, but may reimpose it in the future. Because
                             1.40% per annum of the Fund's average daily       any adjustments to the basic fee begin with the
                             net assets for Class A shares, 2.15% per          comparative performance of the Fund and the
                             annum for Class B and Class C shares, and         performance record of the index, the controlling
                             1.15% per annum for Investor Class shares.        factor is not whether fund performance is up or
                                                                               down, but whether it is up or down more or
                             For the fiscal year ended December 31, 2003,      less than the performance record of the index,
                             Safeco Large-Cap Growth Fund's annual             regardless of general market performance.
                             operating expenses for Class A shares were
                             2.79%. After giving effect to the voluntary       During its most recent fiscal year, Pioneer
                             expense reimbursement, the operating              Growth Shares paid an advisory fee at an
                             expenses for Class A shares were 1.40%.           average rate of 0.59% of average daily
                                                                               net assets.
                             For the fiscal year ended December 31, 2003,
                             Safeco Large-Cap Growth Fund's annual             In addition, Pioneer Growth Shares reimburses
                             operating expenses for Class B shares were        Pioneer for certain fund accounting and legal
                             3.55%. After giving effect to the voluntary       expenses incurred on behalf of the Fund and
                             expense reimbursement, the operating              pays a separate shareholder servicing/transfer
                             expenses for Class B shares were 2.15%.           agency fee to PIMSS, an affiliate of Pioneer.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Large-Cap Growth Fund                        Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,     For the fiscal year ended December 31, 2003,
 (continued)                 Safeco Large-Cap Growth Fund's annual            Pioneer Growth Shares' total annual operating
                             operating expenses for Class C shares were       expenses for Class A shares were 1.45% of
                             3.46%. After giving effect to the voluntary      average daily net assets. The Fund does not
                             expense reimbursement, the operating             currently have an expense limitation for its
                             expenses for Class C shares were 2.15%.          Class A shares.

                             For the fiscal year ended December 31, 2003,     Pioneer has agreed until the second
                             Safeco Large-Cap Growth Fund's annual            anniversary of the closing of the
                             operating expenses for Investor Class            Reorganization to limit the expenses
                             shares were 2.55%. After giving effect to        (excluding extraordinary expenses) of the
                             the voluntary expense reimbursement, the         Investor Class to 1.15% of the average daily
                             operating expenses for Investor Class shares     net assets attributable to the Investor Class.
                             were 1.15%.
                                                                              The Investor Class shares to be issued in
                                                                              the Reorganization will convert to Class A
                                                                              shares after two years. Class A shares will
                                                                              have higher expenses per share than Investor
                                                                              Class Shares due to the Rule 12b-1 Plan. In
                                                                              addition, although Pioneer has agreed to limit
                                                                              the expenses attributable to Investor Class
                                                                              shares, Pioneer is not required to limit the
                                                                              expenses attributable to Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A share after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of the Fund directly          You may buy shares from any investment
                             through Safeco Securities, the Fund's            firm that has a sales agreement with PFD,
                             principal underwriter or through brokers,        Pioneer Growth Shares' distributor. Existing
                             registered investment advisers, banks and        shareholders of Safeco Large-Cap Growth
                             other financial institutions that have entered   Fund who own shares in their own name as
                             into selling agreements with the Fund's          of the closing date of the Reorganization and
                             principal underwriter, as described in the       who maintain their accounts may buy shares
                             Fund's prospectus.                               of any fund in the Pioneer family of funds
                                                                              through such accounts in the future without
                             Certain account transactions may be done         paying sales charges.
                             by telephone.
                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Growth Shares by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Safeco Large-Cap Growth Fund                        Pioneer Growth Shares
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you         You may exchange shares of Pioneer Growth
                      acquire through dividend reinvestment or other   Shares without incurring any fee on the
                      fund distributions or for Class A shares that    exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of         Funds. Your exchange would be for Class A
                      another Fund.                                    shares, which would be subject to Rule 12b-1
                                                                       fees. An exchange generally is treated as a
                      Certain account transactions may be done         sale and a new purchase of shares for federal
                      by telephone.                                    income tax purposes.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders may
                                                                       also exchange shares of Pioneer Growth
                                                                       Shares for shares of other Pioneer Funds by
                                                                       telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Each class of shares is sold at the net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco    Normally, your investment firm will send
                      Large-Cap Growth Fund directly in writing or     your request to sell shares to PIMSS. You
                      by contacting a financial intermediary as        can also sell your shares by contacting the
                      described in the Fund's prospectus.              Fund directly if your account is registered in
                                                                       your name.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders may
                                                                       also redeem shares of Pioneer Growth Shares
                                                                       by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short-term)

     o    Growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are small, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                 Safeco Large-Cap Growth Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

   '02     '03
-26.95   20.16


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 10.31% for the quarter ended June 30, 2003, and the lowest quarterly return was -16.72% for the quarter ended June 30, 2002.


                     Pioneer Growth Shares -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-2.60   29.82   26.95   43.78  33.54   7.40   -9.57  -19.23   -34.89   26.19

* During the period shown in the bar chart, Pioneer Growth Shares' highest quarterly return was 24.06% for the quarter ended June 30, 1997, and the lowest quarterly return was -20.20% for the quarter ended June 30, 2002.

                         Safeco Large-Cap Growth Fund
             Average Annual Total Returns as of December 31, 2003



----------------------------------------------------------------------------------------------
                                                                                   Since
                                                                     1 Year      Inception(1)
----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class A Shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  13.05%        -5.94%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               13.05%        -5.98%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)        8.48%        -5.05%
----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class B Shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  14.06%        -5.40%
----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Class C Shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.06%        -4.06%
----------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund, Investor Class Shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                                  20.16%        -3.11%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               20.16%        -3.18%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       13.10%        -2.68%
----------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(3)
  (reflects no deduction for fees, expenses or taxes)                 29.76%         1.09%
----------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on October 31, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.


                     Pioneer Growth Shares -- Class A Shares
              Average Annual Total Returns as of December 31, 2003

--------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
--------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares, Class A Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  18.96%        -9.49%       6.47%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions1                                 18.96%       -10.10%       4.23%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       12.32%        -7.87%       4.47%
--------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)
  (reflects no deduction for fees, expenses or taxes)                 29.75%        -5.11%       9.21%
--------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Growth Index, an unmanaged index of growth stocks in the Russell 1000 Index of the 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.


     Pioneer Growth Shares' Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.


The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Growth Shares, the expenses of Pioneer Growth Shares for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                                             Safeco        Safeco
                                                                           Large-Cap     Large-Cap
                                                                          Growth Fund   Growth Fund
Shareholder Transaction fees                                                Class A       Class B
 (paid directly From your Investment)                                    ------------- -------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .....................................................     5.75%(6)      None
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less ............     None          5.00%7
Redemption fees for shares held less than 30 days ......................     2.00%         None
Wire redemption fee ....................................................    $  20(4)      $  20(4)
Annual low balance fee .................................................    $  12(5)      $  12(5)
Annual fund Operating expenses (deducted from fund Assets)
 (as a % of average Net assets)
Management fee .........................................................     0.80%         0.80%
Distribution and service (12b-1) fee ...................................     0.25%         1.00%
Other expenses .........................................................     1.74%         1.75%
Total fund operating expenses ..........................................     2.79%         3.55%
Expense reimbursement/reduction ........................................     None(2)       None(2)
Net fund operating expenses ............................................     2.79%         3.55%

                                                                                                         Pro Forma
                                                                                                          Pioneer
                                                                             Safeco         Safeco        Growth
                                                                           Large-Cap       Large-Cap      Shares
                                                                          Growth Fund     Growth Fund    Investor
Shareholder Transaction fees                                                Class C     Investor Class    Class(9)
 (paid directly From your Investment)                                    ------------- ---------------- ----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .....................................................     None            None          None(1)
Maximum deferred sales charge (load) as a % of purchase price or the
 amount you receive when you sell shares, whichever is less ............     1.00%(8)        None          None
Redemption fees for shares held less than 30 days ......................     None            2.00%          N/A
Wire redemption fee ....................................................    $  20(4)        $  20(4)      $  10
Annual low balance fee .................................................    $  12(5)        $  12(5)        N/A
Annual fund Operating expenses (deducted from fund Assets)
 (as a % of average Net assets)
Management fee .........................................................     0.80%           0.80%         0.59%
Distribution and service (12b-1) fee ...................................     1.00%           None          None
Other expenses .........................................................     1.66%           1.75%         0.44%
Total fund operating expenses ..........................................     3.46%           2.55%         1.03%
Expense reimbursement/reduction ........................................     None(2)         None(2)       None(3)
Net fund operating expenses ............................................     3.46%           2.55%         1.03%


----------


(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Growth Shares through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Growth Shares or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 1.40% per annum of the Fund's average daily net assets for Class A shares, 2.15% per annum for Class B and Class C shares, and 1.15% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements by SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Growth Shares to 1.15% of average daily net assets

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for one year for Safeco Large-Cap Growth Fund and two years for Pioneer Growth Shares and (f) and the Investor Class shares of Pioneer Growth Shares convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
             Safeco Large-Cap Growth Fund
  Class A Shares
  Year 1 .............. $  841
  Year 3 .............. $1,390
  Year 5 .............. $1,964
  Year 10 ............. $3,514
                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       858   $       358
  Year 3 ..............  $     1,388   $     1,088
  Year 5 ..............  $     2,040   $     1,840
  Year 10 .............  $     3,496   $     3,496
                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       449   $       349
  Year 3 ..............  $     1,062   $     1,062
  Year 5 ..............  $     1,798   $     1,798
  Year 10 .............  $     3,738   $     3,738
  Investor Class Shares
  Year 1 .............. $  258
  Year 3 .............. $  793
  Year 5 .............. $1,355
  Year 10 ............. $2,885
           Pro Forma Pioneer Growth Shares
  Investor Class Shares
  Year 1 .............. $  105
  Year 3 .............. $  367
  Year 5 .............. $  690
  Year 10 ............. $1,604

Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Large-Cap Growth Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, Pioneer Growth Shares has a strong short term performance record and a substantially longer performance history. For the one year period ended June 30, 2004, Class A shares of Pioneer Growth Shares had an average annual return of 9.31% compared to an average annual return of the Class A shares and Investor Class shares of 4.25% and 10.77%, respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Growth Shares' lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Growth Shares to 1.15% of average daily net assets. The estimated expense ratio of the Investor Class of Pioneer Growth Shares is lower than the gross and net expense ratio of each class of shares of your Safeco Fund other than Investor Class Shares of your Safeco Fund. The expense limitation applicable to Investor Class Shares of Pioneer Growth Shares is equivalent to the voluntary expense limit applicable to the Investor Class shares of your Safeco Fund and lower than the limit on all the other classes of your Safeco Fund. Pioneer has contractually agreed to keep that limit in place for two years while the expense limit applicable to your Safeco Fund could be terminated at any time. While you may experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A shares expense ratio for the most recent fiscal year was 1.45% of average daily net assets, which was below the gross expenses of Class A shares of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer Growth Shares offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A shares of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Growth Shares received in the Reorganization will provide Safeco Large-Cap Growth Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Growth Shares also considered that the Reorganization presents an excellent opportunity for the Pioneer Growth Shares to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Growth Shares and its shareholders.

     Pioneer offers several growth oriented equity funds. From time to time, Pioneer considers recommending to trustees and shareholders the combination of certain Pioneer funds that have similar investment strategies and where the Pioneer funds may benefit from economies of scale. It is possible that Pioneer will recommend the combination of Pioneer Growth Shares with another Pioneer fund in the future. If such a recommendation is made, there can be no assurance that the trustees or shareholders of the relevant funds would approve the transaction.


                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.



                                           Safeco                                  Pro Forma
                                          Large-Cap             Pioneer             Pioneer
                                         Growth Fund         Growth Shares       Growth Shares
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)            $6,128             $663,767             $669,895
    Class A shares ................          $1,162             $444,912             $444,912
    Class B shares ................          $  931             $168,879             $168,879
    Class C shares ................          $  887             $ 46,992             $ 46,992
    Investor Class shares .........          $3,148                  N/A             $  6,128
    Class Y shares ................             N/A             $  2,719             $  2,719
    Class R shares ................             N/A             $265,000             $265,000
  Net Asset Value Per Share
    Class A shares ................          $ 8.90             $  10.78             $  10.78
    Class B shares ................          $ 8.70             $   9.89             $   9.89
    Class C shares ................          $ 8.70             $   9.99             $   9.99
    Investor Class shares .........          $ 8.94                  N/A             $  10.78
    Class Y shares ................             N/A             $  11.35             $  11.35
    Class R shares ................             N/A             $  10.81             $  10.81
  Shares Outstanding
    Class A shares ................         130,597           41,259,524           41,259,524
    Class B shares ................         106,917           17,082,803           17,082,803
    Class C shares ................         101,854            4,703,127            4,703,127
    Investor Class shares .........         351,993                  N/A              568,460
    Class Y shares ................             N/A              239,683              239,683
    Class R shares ................             N/A               24,523               24,523



     It is impossible to predict how many shares of Pioneer Growth Shares will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Growth Shares' shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Growth Shares, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Growth Shares.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         Safeco Large-Cap Value Fund and
                               Pioneer Value Fund

                                  PROPOSAL 1(f)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

      Comparison of Safeco Large-Cap Value Fund to the Pioneer Value Fund



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                                       Safeco Large-Cap Value Fund                             Pioneer Value Fund
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 Business                  A series of Safeco Common Stock Trust,              A diversified open-end management
                           a diversified open-end management                   investment company registered under the
                           investment company organized as a                   Investment Company Act and organized as
                           Delaware statutory trust.                           a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $153 million                                        $3,855 million
 June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):          Investment adviser:
 portfolio managers        SAM                                                 Pioneer

                           Portfolio Managers (until August 2, 2004):          Portfolio Managers:
                           Rex L. Bentley                                      Day-to-day management of Pioneer Value
                           Vice President, SAM                                 Fund's portfolio is the responsibility of J.
                           Lynette D. Sagvold                                  Rodman Wright, who is assisted by Sean
                           Vice President, SAM                                 Gavin. Mr. Wright is a senior vice president
                                                                               and joined Pioneer in 1994 and has been an
                           Currently Pioneer is acting as investment           investment professional since 1988. Mr. Gavin
                           adviser to Safeco Large-Cap Value Fund. The         is a vice president and joined Pioneer in 2002.
                           Portfolio Managers of the Pioneer Fund, as
                           indicated in the next column, currently manage
                           your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Large-Cap Value Fund seeks long-term         Pioneer Value Fund seeks reasonable income
                           growth of capital plus current income.              and capital growth primarily through equity
                                                                               securities.
------------------------------------------------------------------------------------------------------------------------------------
                           Safeco Large-Cap Value Fund provides written        The investment objective of Pioneer Value
                           notice to shareholders at least 60 days prior to    Fund is fundamental and cannot be changed
                           any change to its investment objective as           without shareholder approval.
                           described above.
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                                      Safeco Large-Cap Value Fund                             Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal circumstances, Safeco Large-Cap         Under normal market conditions, Pioneer
                         Value Fund invests at least 80% of net assets        Value Fund invests the major portion of its
                         (plus any borrowings for investment purposes)        assets in equity securities, primarily U.S.
                         in equity and equity-related securities of           issuers. For purposes of Pioneer Value Fund's
                         companies whose total market capitalization at       investment policies, equity securities include
                         the time of the investment is at least $4 billion.   common stocks, convertible debt and other
                                                                              equity instruments, such as depositary
                                                                              receipts, warrants, rights and preferred stocks.

                                                                              Up to 25% of Pioneer Value Fund's portfolio
                                                                              may be invested in the equity securities of
                                                                              non-U.S. companies.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   In managing the portfolio and selecting              Pioneer uses a "value" approach to select
                         securities, SAM historically analyzed various        Pioneer Value Fund's investments. Pioneer
                         valuation measures such as the ratio of a            evaluates a security's potential value,
                         company's price-to-cash flow compared to its         including the attractiveness of its market
                         historical ratios, industry comparisons, the         valuation, based on the company's assets
                         ratio for the company's competitors, and             and prospects for earnings and revenue
                         companies with similar growth rates.                 growth. Factors Pioneer looks for in selecting
                                                                              investments include:
                         SAM generally sought companies having good
                         earnings, good value relative to share price, or     o Above average potential for earnings and
                         attractive growth potential.                           revenue growth
                                                                              o Favorable expected returns relative to
                                                                                perceived risks
                                                                              o Management with demonstrated ability and
                                                                                commitment to the company
                                                                              o Low market valuations relative to earnings
                                                                                forecast, book value, cash flow and sales
                                                                              o Turnaround potential for companies that
                                                                                have been through difficult periods
                                                                              o Good prospects for dividend growth
------------------------------------------------------------------------------------------------------------------------------------
 Other investments                                                            Pioneer Value Fund may invest up to 25% of
                                                                              its total assets in securities of non-U.S.
                                                                              issuers. The Fund will not invest more than
                                                                              5% of its total assets in the securities of
                                                                              emerging market issuers.

                                                                              Pioneer Value Fund may invest the balance of
                                                                              its assets in debt securities of corporate and
                                                                              government issuers. The Fund may invest up
                                                                              to 5% of its net assets in below investment
                                                                              grade debt securities issued by both U.S. and
                                                                              non-U.S. corporate and government issuers,
                                                                              including convertible debt securities.
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                                       Safeco Large-Cap Value Fund                          Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Large-Cap Value Fund may hold cash          Pioneer Value Fund may invest all or part
 strategies                or invest in high-quality, short-term securities   of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds,
                           or repurchase agreements.
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 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Value Fund may not invest more than
 securities                action the value of the following securities, in   15% of its net assets in securities which are
                           the aggregate, would exceed 15% of Safeco          illiquid and other securities which are not
                           Large-Cap Value Fund's net assets, the Fund        readily marketable.
                           will not (i) purchase securities for which there
                           is no readily available market, (ii) purchase
                           time deposits maturing in more than seven
                           days, (iii) purchase over-the-counter (OTC)
                           options or hold assets set aside to cover OTC
                           options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Large-Cap Value Fund may borrow             Borrow money, except Pioneer Value Fund
                           money (i) from banks or (ii) by engaging in        may: (a) borrow from banks or through
                           reverse repurchase agreements.                     reverse repurchase agreements in an amount


                                                                              up to 33 1/3% of the Fund's total assets
                                                                              (including the amount borrowed); (b) to the
                                                                              extent permitted by applicable law, borrow
                                                                              up to an additional 5% of the Fund's assets
                                                                              for temporary purposes; (c) obtain such
                                                                              short-term credits as are necessary for
                                                                              the clearance of portfolio transactions;
                                                                              (d) purchase securities on margin to the
                                                                              extent permitted by applicable law; and
                                                                              (e) engage in transactions in mortgage dollar
                                                                              rolls that are accounted for as financings.
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 Lending                   Safeco Large-Cap Value Fund may lend               Pioneer Value Fund may lend portfolio
                           securities to qualified institutional investors    securities with a value that may not exceed
                           with a value of up to 33% of the Fund's            33 1/3% of the value of its total assets.
                           total assets.
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                                            Safeco Large-Cap Value Fund                           Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Large-Cap Value Fund may write a           Pioneer Value Fund may use futures and
                                 put or call option if, as a result thereof, the   options on securities, indices and currencies,
                                 aggregate value of the assets underlying all      forward currency exchange contracts and
                                 such options does not exceed 25% of the           other derivatives. The Fund does not use
                                 Fund's net assets.                                derivatives as a primary investment technique
                                                                                   and generally limits their use to hedging.
                                 Safeco Large-Cap Value Fund may purchase          However, the Fund may use derivatives for a
                                 a put or call option or option on a futures       variety of non-principal purposes, including:
                                 contract if, as a result thereof, the aggregate
                                 premiums paid on all options or options on        o As a hedge against adverse changes in
                                 a futures contracts held by the Fund do not         stock market prices, interest rates or
                                 exceed 20% of the Fund's net assets.                currency exchange rates
                                                                                   o As a substitute for purchasing or selling
                                 Safeco Large-Cap Value Fund may enter into a        securities
                                 futures contract or option on futures contract    o To increase the Fund's return as a non-
                                 if, as a result thereof, the aggregate margin       hedging strategy that may be considered
                                 deposits and premiums required on all such          speculative
                                 instruments do not exceed 5% of the Fund's
                                 net assets.

                                 Safeco Large-Cap Value Fund may not
                                 purchase securities on margin. However, the
                                 Fund may (i) obtain short-term credits as
                                 necessary to clear its purchases and sales of
                                 securities and (ii) make margin deposits in
                                 connection with its use of financial options and
                                 futures, forward and spot currency contracts,
                                 swap transactions and other financial contracts
                                 or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
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------------------------------------------------------------------------------------------------------------------------------------
                           Safeco Large-Cap Value Fund                          Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                               Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares    The Investor Class shares of Pioneer Value
                 of Safeco Large-Cap Value Fund are subject to   Fund you receive in the Reorganization will
                 a 5.75% front-end sales charge.                 not be subject to any sales charge. Moreover,
                                                                 if you own shares in your own name as of the
                 Contingent deferred sales charge of up to 5%    closing of the Reorganization (i.e., not in the
                 if you redeem Class B shares within six years   name of a broker or other intermediary) and
                 of purchase.                                    maintain your account, you may purchase
                                                                 Class A shares of Pioneer Value Fund and
                 Contingent deferred sales charge of 1% if       Class A shares of any fund in the Pioneer
                 you redeem Class C share within one year        family of funds through such account in the
                 of purchase.                                    future without paying any sales charge.

                 Purchases of Investor Class shares of Safeco    Except as described above, Class A shares of
                 Large-Cap Value Fund are not subject to a       Pioneer Value Fund are subject to a front-end
                 sales load.                                     sales charge of up to 5.75%.

                 Safeco Large-Cap Value Fund assesses a
                 mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor Class
                 shares held less than 30 days.
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------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Large-Cap Value Fund                          Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Large-Cap Value Fund pays an advisory     Pioneer's annual basic fee is 0.60% of Pioneer
                             fee on a monthly basis at an annual rate         Value Fund's average daily net assets.
                             as follows:
                                                                              Pioneer's fee increases or decreases
                             $0-$250,000,000:   0.70 of 1%                    depending upon whether the Fund's
                             $250,000,001-$750,000,000:   0.65 of 1%          performance exceeds, or is exceeded by,
                             $750,000,001-$1,250,000,000:   0.60 of 1%        that of the Russell 1000 Value Index over the
                             Over $1,250,000,000:   0.55 of 1%                specified performance period. Each percentage
                                                                              point of difference between the performance
                             SAM serves as administrator and fund             of the Class A shares and the index (limited
                             accounting agent for Safeco Large-Cap Value      to a maximum of +/-10) is multiplied by a
                             Fund. The Fund pays SAM an administrative        performance rate adjustment of 0.01%. As
                             services fee of 0.05% of the Fund's average      a result, the fee is subject to a maximum
                             daily net assets up to the first $200,000,000    annualized rate adjustment of +/-0.10%. This
                             and 0.01% of its net assets thereafter, and an   performance comparison is made at the end
                             accounting fee of 0.04% of the Fund's average    of each month. An appropriate monthly
                             daily net assets up to the first $200,000,000    percentage of this annual rate (based on the
                             and 0.01% of its net assets thereafter.          number of days in the current month) is then
                                                                              applied to the Fund's average net assets for
                             During its most recent fiscal year, Safeco       the entire performance period, giving a dollar
                             Large-Cap Value Fund paid aggregate advisory     amount that is added to (or subtracted from)
                             and administration fees at an average rate of    the basic fee. In addition, the fee is also
                             0.79% of average daily net assets.               further limited to a maximum annualized rate
                                                                              adjustment of +/-0.10% (i.e., the management
                             SAM had contractually agreed until April 30,     fee will not exceed 0.70% or be less than
                             2009, to pay certain fund operating expenses     0.50%). However, Pioneer currently is
                             (but not all of the operating expenses of the    waving the lower limitation on its fee, but
                             Fund) that exceeded the rate of 0.40% per        may reimpose it in the future. Because any
                             annum of Safeco Large-Cap Value Fund's           adjustments to the basic fee begin with the
                             average daily net assets. This arrangement       comparative performance of the Fund and
                             included all Fund operating expenses             the performance record of the index, the
                             except management fees, Rule 12b-1 fees,         controlling factor is not whether fund
                             brokerage commissions, interest, and             performance is up or down, but whether
                             extraordinary expenses.                          it is up or down more or less than the
                                                                              performance record of the index, regardless
                             For the fiscal year ended December 31, 2003,     of general market performance.
                             Safeco Large-Cap Value Fund's annual
                             operating expenses for Class A shares, after     During its most recent fiscal year, Pioneer
                             giving effect to the expense limitation were     Value Fund paid an advisory fee at an average
                             1.35%, and without giving effect to the          rate of 0.70% of average daily net assets.
                             expense limitation, were 1.71%.
                                                                              In addition, the Fund reimburses Pioneer for
                             For the fiscal year ended December 31, 2003,     certain Fund accounting and legal expenses
                             Safeco Large-Cap Value Fund's annual             incurred on behalf of the fund and pays a
                             operating expenses for Class B shares, after     separate shareholder servicing/transfer agency
                             giving effect to the expense limitation were     fee to PIMSS, an affiliate of Pioneer.
                             2.10%, and without giving effect to the
                             expense limitation, were 2.55%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Large-Cap Value Fund                          Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,     For the fiscal year ended September 30, 2003,
 (continued)                 Safeco Large-Cap Value Fund's annual             the Fund's total annual operating expenses for
                             operating expenses for Class C shares, after     Class A shares were 1.19% of average daily
                             giving effect to the expense limitation were     net assets. The Fund does not currently have
                             2.10%, and without giving effect to the          an expense limitation for its Class A shares.
                             expense limitation, were 2.33%.
                                                                              Pioneer has agreed until the second
                             For the fiscal year ended December 31, 2003,     anniversary of the closing of the
                             Safeco Large-Cap Value Fund's annual             Reorganization to limit the expenses
                             operating expenses for Investor Class shares,    (excluding extraordinary expenses) of the
                             after giving effect to the expense limitation    Investor Class to 1.10% of the average daily
                             were 1.10%, and without giving effect to the     net assets attributable to the Investor Class.
                             expense limitation, were 1.14%.
                                                                              The Investor Class Shares to be issued in
                                                                              the Reorganization will convert to Class A
                                                                              shares after two years. Class A shares will
                                                                              have higher expenses per share than Investor
                                                                              Class Shares due to the Rule 12b-1 Plan. In
                                                                              addition, although Pioneer has agreed to limit
                                                                              the expenses attributable to Investor Class
                                                                              shares, Pioneer is not required to limit the
                                                                              expenses attributable to Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A share after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco Large-Cap           You may buy shares from any investment firm
                             Value Fund directly through Safeco Securities,   that has a sales agreement with PFD, Pioneer
                             the Fund's principal underwriter or through      Value Fund's distributor. Existing shareholders
                             brokers, registered investment advisers,         of Safeco Large-Cap Value Fund who own
                             banks and other financial institutions that      shares in their own name as of the closing
                             have entered into selling agreements with the    date of the Reorganization and who maintain
                             Fund's principal underwriter, as described in    their accounts may buy shares of any fund in
                             the Fund's prospectus.                           the Pioneer family of funds through such
                                                                              accounts in the future without paying
                             Certain account transactions may be done by      sales charges.
                             telephone.
                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may
                                                                              also purchase additional shares of Pioneer
                                                                              Value Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Large-Cap Value Fund                           Pioneer Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer
                      acquire through dividend reinvestment or other     Value Fund without incurring any fee on
                      fund distributions or for Class A shares that      the exchange with the more than 62 other
                      you have exchanged for Class A shares of           Pioneer Funds. Your exchange would be for
                      another Fund.                                      Class A shares, which is subject to Rule
                                                                         12b-1 fees. An exchange generally is treated
                      Certain account transactions may be done           as a sale and a new purchase of shares for
                      by telephone.                                      federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Value Fund
                                                                         for shares of other Pioneer Funds by
                                                                         telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Large-Cap Value Fund directly in writing or by     your request to sell shares to PIMSS. You
                      contacting a financial intermediary as described   can also sell your shares by contacting the
                      in the Fund's prospectus.                          Fund directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Value Fund by
                                                                         telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o    Stock market goes down (this risk may be greater in the short-term)

     o    Value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital appreciation Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class Shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                  Safeco Large-Cap Value Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.09   30.36   23.99   26.43   6.31   1.17   -6.36   -7.06    17.40    4.20


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 14.77% for the quarter ended June 30, 2003, and the lowest quarterly return was -17.60% for the quarter ended September 30, 2002.


                      Pioneer Value Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.73   27.15   21.99   23.70  -7.99   1.61   15.95   -3.09   -18.79   28.54

* During the period shown in the bar chart, Pioneer Value Fund's highest quarterly return was 15.93% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.31% for the quarter ended September 30, 1998.

                           Safeco Large-Cap Value Fund
              Average Annual Total Returns as of December 31, 2003



--------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
--------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class A Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  16.75%        -3.39%       5.98%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               16.57%        -4.07%       4.11%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       11.10%        -3.20%       4.18%
--------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class B Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  17.98%        -3.36%       6.19%
--------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Class C Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  22.00%        -2.92%       6.11%
--------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund, Investor Class Shares
--------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  24.20%        -2.01%       6.86%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               23.94%        -2.79%       4.86%
--------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       16.01%        -2.11%       4.87%
--------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 30.03%         3.57%      11.87%
--------------------------------------------------------------------------------------------------------



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.


                      Pioneer Value Fund -- Class A Shares
              Average Annual Total Returns as of December 31, 2003


------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------
 Pioneer Value Fund, Class A Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  21.13%       2.36%       6.90%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               20.74%       0.96%       4.80%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       13.76%       1.44%       4.94%
------------------------------------------------------------------------------------------------------
 Russell 1000 Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 30.03%       3.56%      11.88%
------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(2) The Russell 1000 Value Index, an unmanaged index of value stocks in the Russell 1000 Index of 1,000 largest-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

     Pioneer Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.


The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Value Fund, the expenses of Pioneer Value Fund for the period ended June 30, 2003. Future expenses for all share classes may be greater or less.



                                                                                       Safeco
                                                                          Safeco     Large-Cap
                                                                         Large-Cap     Value
                                                                        Value Fund      Fund
                                                                          Class A     Class B
Shareholder transaction fees (paid directly from your investment)      ------------ -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................      5.75%(6)    None
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................      None        5.00%(7)
Redemption fees for shares held less than 30 days ....................      2.00%       None
Wire redemption fee ..................................................     $  20(4)    $  20(4)
Annual low balance fee ...............................................     $  12(5)    $  12(5)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................      0.70%       0.70%
Distribution and service (12b-1) fee .................................      0.25%       1.00%
Other expenses .......................................................      0.76%       0.85%
Total fund operating expenses ........................................      1.71%       2.55%
Expense reimbursement/reduction ......................................      0.36%(2)    0.45%(2)
Net fund operating expenses ..........................................      1.35%       2.10%

                                                                          Safeco        Safeco       Pro Forma
                                                                        Large-Cap      Large-Cap      Pioneer
                                                                          Value          Value       Value Fund
                                                                           Fund          Fund         Investor
                                                                         Class C    Investor Class     Class(9)
Shareholder transaction fees (paid directly from your investment)      ----------- ---------------- -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ...................................................      None           None          None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less .............................................................      1.00%(8)       None          None
Redemption fees for shares held less than 30 days ....................      None           2.00%         None
Wire redemption fee ..................................................     $  20(4)       $  20(4)      $  10
Annual low balance fee ...............................................     $  12(5)       $  12(5)        N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee .......................................................      0.70%          0.70%         0.63%
Distribution and service (12b-1) fee .................................      1.00%          None          None
Other expenses .......................................................      0.63%          0.44%         0.47%
Total fund operating expenses ........................................      2.33%          1.14%         1.10%
Expense reimbursement/reduction ......................................      0.23%(2)       0.04%(2)      None(3)
Net fund operating expenses ..........................................      2.10%          1.10%         1.10%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Value Fund or of any Fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Large-Cap Value Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Value Fund to 1.10% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Large-Cap Value Fund and two years for Pioneer Value Fund and (f) and the Investor Class shares of Pioneer Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
             Safeco Large-Cap Value Fund
  Class A Shares
  Year 1 .............. $  705
  Year 3 .............. $  978
  Year 5 .............. $1,272
  Year 10 ............. $2,318
                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       713   $       213
  Year 3 ..............  $       958   $       658
  Year 5 ..............  $     1,329   $     1,129
  Year 10 .............  $     2,290   $     2,290
                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       313   $       213
  Year 3 ..............  $       658   $       658
  Year 5 ..............  $     1,129   $     1,129
  Year 10 .............  $     2,565   $     2,565
  Investor Class Shares
  Year 1 .............. $  112
  Year 3 .............. $  350
  Year 5 .............. $  606
  Year 10 ............. $1,366
              Pro FormaPioneer Value Fund
  Investor Class Shares
  Year 1 .............. $  113
  Year 3 .............. $  346
  Year 5 .............. $  594
  Year 10 ............. $1,430

Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Large-Cap Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, Pioneer Value Fund's short and long-term performance record is superior to the performance record of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Value Fund had an average annual return of 20.04%, 3.24%, and 8.43%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 11.80% and 18.91% (one year) -3.11% and -1.71% (five year) and 6.63% and 7.52%
(ten year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Value Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Value Fund to 1.10% of average daily net assets. The estimated expense ratio of the Investor Class shares of Pioneer Value Fund is lower or equal to both the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, the Class A expense ratio for the most recent fiscal year was 1.19% of average daily net assets, which was below the total gross and net expenses of the Class A shares of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Value Fund received in the Reorganization will provide Safeco Large-Cap Value Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Value Fund and its shareholders.

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.



                                           Safeco                                  Pro Forma
                                          Large-Cap             Pioneer             Pioneer
                                         Value Fund           Value Fund           Value Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)         $147,084             $3,788,405          $3,935,489
    Class A shares ................       $  1,654             $3,745,064          $3,745,064
    Class B shares ................       $    996             $   32,311          $   32,311
    Class C shares ................       $    143             $    9,168          $    9,168
    Investor Class shares .........       $144,291                    N/A          $   147,084
    Class Y shares ................            N/A             $    1,852          $    1,852
    Class R shares ................            N/A             $       10          $       10
  Net Asset Value Per Share
    Class A shares ................       $  19.46             $    18.83          $    18.83
    Class B shares ................       $  19.47             $    17.87          $    17.87
    Class C shares ................       $  19.55             $    17.87          $    17.87
    Investor Class shares .........       $  19.34                    N/A          $    18.83
    Class Y shares ................            N/A             $    18.84          $    18.84
    Class R shares ................            N/A             $    18.64          $     18.64
  Shares Outstanding
    Class A shares ................         85,000            198,896,441         198,896,441
    Class B shares ................         51,153              1,807,707           1,807,707
    Class C shares ................          7,334                513,049             513,049
    Investor Class shares .........      7,459,486                    N/A           7,811,152
    Class Y shares ................            N/A                 98,313              98,313
    Class R shares ................            N/A                    539                 539



     It is impossible to predict how many shares of Pioneer Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Value Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         Safeco Multi-Cap Core Fund and
                           Pioneer Mid Cap Value Fund

                                  PROPOSAL 1(g)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

   Comparison of Safeco Multi-Cap Core Fund to the Pioneer Mid Cap Value Fund



------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Multi-Cap Core Fund                    Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Common Stock Trust,        A diversified open-end management
                           a diversified open-end management             investment company registered under the
                           investment company organized as a             Investment Company Act organized as a
                           Delaware statutory trust.                     Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $90 million                                   $1,820 million
------------------------------------------------------------------------------------------------------------------------------------
 June 30, 2004
 Investment advisers and   Investment adviser (until August 2, 2004):    Investment adviser:
 portfolio managers        SAM                                           Pioneer

                           Portfolio Managers:                           Portfolio Managers:
                           Bill Whitlow (since 1997 and until            J. Rodman Wright
                           August 2, 2004)                               Senior Vice President, Pioneer
                           CFA, Vice President, SAM                      Joined Pioneer in 1994
                           Joined SAM in 2001                            Investment professional since 1988

                           Brian Clancy (since 2003)                     Sean Gavin
                           CFA, Equity Analyst, SAM                      Vice President, Pioneer
                           Joined SAM in 1996                            Joined Pioneer in 2002

                           Currently Pioneer is acting as investment
                           adviser to Safeco Multi-Cap Core Fund. The
                           Portfolio Managers of Pioneer Mid Cap Value
                           Fund, as indicated in the next column,
                           currently manage your Safeco Fund.
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 Investment objective      Safeco Multi-Cap Core Fund seeks long-term    Pioneer Mid Cap Value Fund seeks capital
                           growth of capital.                            appreciation by investing in a diversified
                                                                         portfolio of securities consisting primarily
                                                                         of common stocks.
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                           Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
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                                     Safeco Multi-Cap Core Fund                       Pioneer Mid Cap Value Fund
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 Primary investments     Under normal circumstances, Safeco Multi-Cap      Normally, Pioneer Mid Cap Value Fund invests
                         Core Fund invests in a blend of growth and        at least 80% of its total assets in equity
                         value-oriented stocks of companies of any size.   securities of mid-size companies, that is
                                                                           companies with market values within the
                                                                           range of market values of companies included
                                                                           in the Russell Midcap Value Index.

                                                                           Pioneer Mid Cap Value Fund focuses on
                                                                           issuers with capitalizations within the $1
                                                                           billion to $10 billion range, and that range
                                                                           will change depending on market conditions.

                                                                           The equity securities in which Pioneer
                                                                           Mid Cap Value Fund principally invests are
                                                                           common stocks, preferred stocks, depositary
                                                                           receipts and convertible debt, but the Fund
                                                                           may invest in other types of equity securities
                                                                           to a lesser extent, such as warrants
                                                                           and rights.
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 Investment strategies   In managing the portfolio and selecting           Pioneer Mid Cap Value Fund takes a
                         securities, SAM considered companies with:        fundamental, research-driven approach in
                                                                           seeking to provide superior returns over time.
                         o Faster earnings growth than their               Pioneer seeks securities selling at substantial
                           competitors                                     discounts to their underlying values and then
                         o Low price-to-earnings ratios when compared      holds these securities until the market values
                           to competitors                                  reflect their intrinsic values.
                         o A share price that represents good value
                         o Potential for long-term appreciation            Pioneer evaluates a security's potential value,
                                                                           including the attractiveness of its market
                                                                           valuation, based on the company's assets
                                                                           and earnings growth. Pioneer evaluates the
                                                                           issuer based on its financial statements
                                                                           and operations, employing a bottom-up
                                                                           analytic style.

                                                                           Factors Pioneer looks for in selecting
                                                                           investments include:

                                                                           o Favorable expected returns relative to
                                                                             perceived risk
                                                                           o Management with demonstrated ability and
                                                                             commitment to the company
                                                                           o Low market valuations relative to earnings
                                                                             forecast, book value, cash flow and sales
                                                                           o Turnaround potential for companies that
                                                                             have been through difficult periods
                                                                           o Estimated private market value in excess
                                                                             of current stock price
                                                                           o Whether the issuer's industry has strong
                                                                             fundamentals, such as increasing or
                                                                             sustainable demand and barriers to entry
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                                       Safeco Multi-Cap Core Fund                         Pioneer Mid Cap Value Fund
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 Other investments         Safeco Multi-Cap Core Fund may invest in           Pioneer Mid Cap Value Fund may invest up
                           securities convertible into common stock,          to 25% of its total assets in equity and debt
                           but less than 35% of its total assets will be      securities of non-U.S. issuers. The Fund will
                           invested in such securities.                       not invest more than 5% of its total assets in
                                                                              the securities of emerging markets issuers.
                           Safeco Multi-Cap Core Fund may invest up to
                           20% of assets in foreign securities.               Pioneer Mid Cap Value Fund may invest up
                                                                              to 20% of its total assets in debt securities of
                           Safeco Multi-Cap Core Fund may invest up to        corporate and government issuers. Generally
                           10% of its total assets in debt securities rated   the Fund acquires debt securities that are
                           below investment grade.                            investment grade, but the Fund may invest up
                                                                              to 5% of its net assets in below investment
                                                                              grade convertible debt securities issued by
                                                                              both U.S. and non-U.S. issuers. The Fund
                                                                              invests in debt securities when Pioneer
                                                                              believes they are consistent with the Fund's
                                                                              investment objective by offering the potential
                                                                              for capital appreciation, to diversify the Fund's
                                                                              portfolio or for greater liquidity.
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 Temporary defensive       Safeco Multi-Cap Core Fund may hold cash or        Pioneer Mid Cap Value Fund may invest all or
 strategies                invest in high-quality, short-term securities      part of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds, or
                           repurchase agreements as a temporary
                           defensive measure when market conditions
                           so warrant.
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 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
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 Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Mid Cap Value Fund will not invest
 securities                action the value of the following securities, in   more than 15% of its net assets in illiquid
                           the aggregate, would exceed 15% of Safeco          and other securities that are not readily
                           Multi-Cap Core Fund's net assets, the Fund will    marketable. Repurchase agreements maturing
                           not (i) purchase securities for which there is     in more than seven days will be included for
                           no readily available market, (ii) purchase time    purposes of the foregoing limit. Securities
                           deposits maturing in more than seven days,         subject to restrictions on resale under the
                           (iii) purchase over-the-counter (OTC) options      1933 Act, are considered illiquid unless they
                           or hold assets set aside to cover OTC options      are eligible for resale pursuant to Rule 144A
                           written by the Fund, (iv) enter into repurchase    or another exemption from the registration
                           agreements maturing in more than seven             requirements of the 1933 Act and are
                           days, or (v) invest in interests in real estate    determined to be liquid by Pioneer.
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
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                         Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
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 Borrowing   Safeco Multi-Cap Core Fund may borrow             Pioneer Mid Cap Value Fund may not borrow
             money (i) from banks or (ii) by engaging in       money in amounts exceeding 10% of the
             reverse repurchase agreements.                    Fund's total assets (including the amount
                                                               borrowed) taken at market value.
------------------------------------------------------------------------------------------------------------------------------------
 Lending     Safeco Multi-Cap Core Fund may lend               Pioneer Mid Cap Value Fund may not make
             securities to qualified institutional investors   loans, except that the Fund may (i) lend
             with a value of up to 33% of the Fund's           portfolio securities in accordance with the
             total assets.                                     Fund's investment policies, (ii) enter into
                                                               repurchase agreements, (iii) purchase all or
                                                               a portion of an issue of publicly distributed
                                                               debt securities, bank loan participation
                                                               interests, bank certificates of deposit, bankers'
                                                               acceptances, debentures or other securities,
                                                               whether or not the purchase is made upon
                                                               the original issuance of the securities,
                                                               (iv) participate in a credit facility whereby
                                                               the Fund may directly lend to and borrow
                                                               money from other affiliated funds to the extent
                                                               permitted under the Investment Company
                                                               Act or an exemption therefrom, and (v) make
                                                               loans in any other manner consistent with
                                                               applicable law, as amended and interpreted or
                                                               modified from time to time by any regulatory
                                                               authority having jurisdiction.
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                                              Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
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 Derivative instruments          Safeco Multi-Cap Core Fund may write a put or       Pioneer Mid Cap Value Fund may use
                                 call option if, as a result thereof, the aggregate  futures and options on securities, indices
                                 value of the assets underlying all such options     and currencies, forward currency exchange
                                 does not exceed 25% of the Fund's net assets.       contracts and other derivatives. The Fund
                                                                                     does not use derivatives as a primary
                                 Safeco Multi-Cap Core Fund may purchase a           investment technique and generally limits
                                 put or call option or option on a futures           their use to hedging. However, the Fund may
                                 contract if, as a result thereof, the aggregate     use derivatives for a variety of non-principal
                                 premiums paid on all options or options on          purposes, including:
                                 futures contracts held by the Fund do not
                                 exceed 20% of the Fund's net assets.                o As a hedge against adverse changes
                                                                                       in stock market prices, interest rates
                                 Safeco Multi-Cap Core Fund may enter into any         or currency exchange rates
                                 futures contract or option on futures contract      o As a substitute for purchasing or
                                 if, as a result thereof, the aggregate margin         selling securities
                                 deposits and premiums required on all such          o To increase the Fund's return as a
                                 instruments do not exceed 5% of the Fund's            non-hedging strategy that may be
                                 net assets.                                           considered speculative

                                 Safeco Multi-Cap Core Fund may not purchase
                                 securities on margin. However, the Fund may
                                 (i) obtain short-term credits as necessary to
                                 clear its purchases and sales of securities, and
                                 (ii) make margin deposits in connection with
                                 its use of financial options and futures,
                                 forward and spot currency contracts, swap
                                 transactions and other financial contracts or
                                 derivative instruments.
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 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
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                            Safeco Multi-Cap Core Fund                      Pioneer Mid Cap Value Fund
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                                              Buying, Selling and Exchanging Shares
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 Sales charges   Purchases under $1,000,000 of Class A shares     The Investor Class shares of Pioneer Mid Cap
                 of Safeco Multi-Cap Core Fund are subject to a   Value Fund you receive in the Reorganization
                 5.75% front-end sales charge.                    will not be subject to any sales charge.
                                                                  Moreover, if you own shares in your own
                 Contingent deferred sales charge of up to 5%     name as of the closing of the Reorganization
                 if you redeem Class B shares within six years    (i.e., not in the name of a broker or other
                 of purchase.                                     intermediary) and maintain your account, you
                                                                  may purchase Class A shares of Pioneer Mid
                 Contingent deferred sales charge of 1% if        Cap Value Fund and Class A shares of any
                 you redeem Class C shares within one year        fund in the Pioneer family of funds through
                 of purchase.                                     such account in the future without paying any
                                                                  sales charge.
                 Purchases of Investor Class shares of Safeco
                 Multi-Cap Core Fund are not subject to a         Except as described above, Class A shares of
                 sales load.                                      Pioneer Mid Cap Value Fund are subject to a
                                                                  front-end sales charge of up to 5.75%.
                 Safeco Multi-Cap Core Fund assesses a
                 mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor Class
                 shares held less than 30 days.
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                                         Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
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 Management and other fees   Safeco Multi -Cap Core Fund pays an advisory      Pioneer Mid Cap Value Fund pays Pioneer a
                             fee on a monthly basis at an annual rate          management fee equal to:
                             as follows:
                                                                               0.70% of average daily net assets up to
                             $0-$250,000,000:   0.70 of 1%                      $500 million;
                             $250,000,001-$750,000,000:   0.65 of 1%           0.65% of the next $500 million; and
                             $750,000,001-$1,250,000,000:   0.60 of 1%         0.625% on assets over $1 billion, based
                             Over $1,250,000,000:   0.55 of 1%                 on the Fund's performance and the size of
                                                                               the Fund.
                             SAM serves as administrator and fund
                             accounting agent for Safeco Multi-Cap Core        Pioneer's fee increases or decreases
                             Fund. The Fund pays SAM an administrative         depending upon whether the Fund's
                             services fee of 0.05% of the Fund's average       performance exceeds, or is exceeded by,
                             daily net assets up to the first $200,000,000     that of the Russell Midcap Value Index over
                             and 0.01% of its net assets thereafter, and an    the specified performance period. Each
                             accounting fee of 0.04% of the Fund's average     percentage point of difference between the
                             daily net assets up to the first $200,000,000     performance of the Class A shares and the
                             and 0.01% of its net assets thereafter.           index (limited to a maximum of +/-10) is
                                                                               multiplied by a performance rate adjustment
                             During its most recent fiscal year, Safeco        of 0.01%. As a result, the fee is subject to
                             Multi-Cap Core Fund paid aggregate advisory       a maximum annualized rate adjustment of
                             and administration fees at an average rate of     +/-0.10%. This performance comparison
                             0.79% of average daily net assets.                is made at the end of each month. An
                                                                               appropriate monthly percentage of this annual
                             SAM had contractually agreed until April 30,      rate (based on the number of days in the
                             2009, to pay certain Fund operating expenses      current month) is then applied to the Fund's
                             (but not all of the operating expenses of the     average net assets for the entire performance
                             Fund) that exceeded the rate of 0.40% per         period, giving a dollar amount that is added to
                             annum of the Fund's average daily net assets.     (or subtracted from) the basic fee. In addition,
                             This arrangement included all Fund operating      the fee is also further limited to a maximum
                             expenses except management fees, Rule 12b-1       annualized rate adjustment of +/-0.10% (i.e., the
                             fees, brokerage commissions, interest, and        management fee will not exceed 0.80% or be
                             extraordinary expenses.                           less than 0.525%). However, Pioneer currently
                                                                               is waving the lower limitation on its fee, but
                             For the fiscal year ended December 31, 2003,      may reimpose it in the future. Because any
                             the Fund's annual operating expenses for Class    adjustments to the basic fee begin with the
                             A shares, after giving effect to the expense      comparative performance of the Fund and the
                             limitation were 1.35%, and without giving         performance record of the index, the
                             effect to the expense limitation, were 1.78%.     controlling factor is not whether fund
                                                                               performance is up or down, but whether it is
                             For the fiscal year ended December 31, 2003,      up or down more or less than the
                             the Fund's annual operating expenses for Class    performance record of the index, regardless
                             B shares, after giving effect to the expense      of general market performance.
                             limitation were 2.10%, and without giving
                             effect to the expense limitation, were 2.54%.     During its most recent fiscal year, Pioneer
                                                                               Mid Cap Value Fund paid an advisory fee at
                                                                               an average rate of 0.76% of average daily
                                                                               net assets.

                                                                               In addition, the Fund reimburses Pioneer for
                                                                               certain fnd accounting and legal expenses
                                                                               incurred on behalf of the Fund and pays a
                                                                               separate shareholder servicing/transfer agency
                                                                               fee to PIMSS, an affiliate of Pioneer.
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                                         Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
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 Management and other fees   For the fiscal year ended December 31, 2003,       For the fiscal year ended October 31, 2003,
 (continued)                 the Fund's annual operating expenses for Class     the Fund's total annual operating expenses for
                             C shares, after giving effect to the expense       Class A shares were 1.37% of average daily
                             limitation were 2.10%, and without giving          net assets. The Fund does not currently have
                             effect to the expense limitation, were 2.46%.      an expense limitation for its Class A shares.

                             For the fiscal year ended December 31, 2003,       Pioneer has agreed until the second
                             the Fund's annual operating expenses for           anniversary of the closing of the
                             Investor Class shares, after giving effect to      Reorganization to limit the expenses
                             the expense limitation were 1.10%, and             (excluding extraordinary expenses) of the
                             without giving effect to the expense limitation,   Investor Class to 1.10% of the average daily
                             were 1.23%.                                        net assets attributable to the Investor Class.

                                                                                The Investor Class sares to be issued in the
                                                                                Reorganization will convert to Class A shares
                                                                                after two years. Class A shares will have
                                                                                higher expenses per share than Investor
                                                                                Class shares due to the Rule 12b-1 Plan. In
                                                                                addition, although Pioneer has agreed to limit
                                                                                the expenses attributable to Investor Class
                                                                                shares, Pioneer is not required to limit the
                                                                                expenses attributable to Class A shares.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco Multi-Cap             You may buy shares from any investment firm
                             Core Fund directly through Safeco Securities,      that has a sales agreement with PFD, Pioneer
                             the Fund's principal underwriter or through        Mid Cap Value Fund's distributor. Existing
                             brokers, registered investment advisers, banks     shareholders of Safeco Multi-Cap Core
                             and other financial institutions that have         Fund who own Investor Class shares in their
                             entered into selling agreements with the Fund's    own name as of the closing date of the
                             principal underwriter, as described in the         Reorganization and who maintain their
                             Fund's prospectus.                                 accounts may buy shares of any Fund in
                                                                                the Pioneer family of funds through such
                             Certain account transactions may be done           accounts in the future without paying
                             by telephone.                                      sales charges.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer
                                                                                Mid Cap Value Fund by telephone or online.
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                                  Safeco Multi-Cap Core Fund                        Pioneer Mid Cap Value Fund
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 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer Mid Cap
                      acquire through dividend reinvestment or other     Value Fund without incurring any fee on the
                      Fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                      another fund.                                      shares, which is subject to Rule 12b-1 fees.
                                                                         An exchange generally is treated as a sale and
                      Certain account transactions may be done           a new purchase of shares for federal income
                      by telephone.                                      tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Mid Cap
                                                                         Value Fund for shares of other Pioneer Funds
                                                                         by telephone or online.
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 Selling shares       Investor Class and Class A shares will be sold at net asset value per share next calculated after each Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Multi-Cap Core Fund directly in writing or by      your request to sell shares to PIMSS. You
                      contacting a financial intermediary as described   can also sell your shares by contacting the
                      in the Fund's prospectus.                          Fund directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Mid Cap Fund
                                                                         by telephone or online.
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Comparison of Principal Risks of Investing in the Funds


     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Mid-size or value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Each Fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for gain and loss

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                  Safeco Multi-Cap Core Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
-1.55   20.17   15.04   31.12   3.50  54.25  -16.11  -11.25    24.13   45.18


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 34.90% for the quarter ended December 31, 1999, and the lowest quarterly return was -21.03 for the quarter ended September 30, 2001.

                  Pioneer Mid Cap Value Fund -- Class A Shares
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '94     '95     '96     '97    '98    '99     '00     '01      '02     '03
14.83   30.73   11.66   17.45  -4.71  12.60   17.64    5.56   -11.99   36.87


* During the period shown in the bar chart, Pioneer Mid Cap Value Fund's highest quarterly return was 17.27% for the quarter ended June 30, 2003, and the lowest quarterly return was -21.42% for the quarter ended September 30, 1998.

                           Safeco Multi-Cap Core Fund
              Average Annual Total Returns as of December 31, 2003



------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class A Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  36.47%       3.34%       7.99%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               36.47%       2.92%       7.03%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       23.70%       2.72%       6.53%
------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class B Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  38.77%       3.46%       8.20%
------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Class C Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  42.74%       3.82%       8.09%
------------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund, Investor Class Shares
------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  45.18%       4.81%       8.86%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               45.18%       4.39%       7.89%
------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       29.38%       4.00%       7.32%
------------------------------------------------------------------------------------------------------
 Russell 3000 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 31.04%       0.36%      10.77%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)                 28.67%      -0.57%      11.06%
------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(2) The Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on market capitalization, and the S&P 500 Index, an unmanaged index of 500 stocks, are for reference only and do not mirror the Fund's investments.

                  Pioneer Mid Cap Value Fund -- Class A Shares
              Average Annual Total Returns as of December 31, 2003



-------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund, Class A Shares
-------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  28.98%       9.68%        11.53%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               28.29%       8.04%         9.51%
-------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       19.16%       7.58%         9.05%
-------------------------------------------------------------------------------------------------------
 Russell Midcap Value Index(2)
  (reflects no deduction for fees, expenses or taxes)                 38.07%       8.73%        13.04%
-------------------------------------------------------------------------------------------------------



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell Midcap Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Value Index with lower price-to-book ratios and lower forecasted growth values, is for reference only and does not mirror the Fund's investments.

     Pioneer Mid Cap Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Mid Cap Value Fund, the expenses of Pioneer Mid Cap Fund for the period ended October 31, 2003. Future expenses for all share classes may be greater or less.



                                                                                                                     Pro Forma
                                                                       Safeco      Safeco      Safeco      Safeco     Pioneer
                                                                     Multi-Cap   Multi-Cap   Multi-Cap   Multi-Cap    Mid Cap
                                                                        Core        Core        Core     Core Fund   Value Fund
                                                                        Fund        Fund        Fund      Investor    Investor
                                                                      Class A     Class B     Class C      Class       Class(9)
Shareholder transaction fees (paid directly from your investment)   ----------- ----------- ----------- ----------- -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price ................................................      5.75%(6)    None        None        None      None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you receive when you sell shares, whichever
 is less ..........................................................      None        5.00%(7)    1.00%(8)    None      None
Redemption fees for shares held less than 30 days .................      2.00%       None        None        2.00%      N/A
Wire redemption fee ...............................................     $  20(4)    $  20(4)    $  20(4)    $  20(4)  $  10
Annual low balance fee ............................................     $  12(5)    $  12(5)    $  12(5)    $  12(5)    N/A
Annual Fund Operating Expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ....................................................      0.70%       0.70%       0.70%       0.70%     0.74%
Distribution and service (12b-1) fee ..............................      0.25%       1.00%       1.00%       None      None
Other expenses ....................................................      0.83%       0.84%       0.76%       0.53%     0.51%
Total fund operating expenses .....................................      1.78%       2.54%       2.46%       1.23%     1.25%
Expense reimbursement/reduction ...................................      0.43%(2)    0.44%(2)    0.36%(2)    0.13%(2)  0.15%(3)
Net fund operating expenses .......................................      1.35%       2.10%       2.10%       1.10%     1.10%



----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Mid Cap Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Mid Cap Value Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Multi-Cap Core Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Mid Cap Value Fund to 1.10% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Multi-Cap Core Fund and two years for Pioneer Mid Cap Value Fund and (f) and the Investor Class shares of Pioneer Mid Cap Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
              Safeco Multi-Cap Core Fund
  Class A Shares
  Year 1 .............. $  705
  Year 3 .............. $  978
  Year 5 .............. $1,272
  Year 10 ............. $2,359
                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       713   $       213
  Year 3 ..............  $       958   $       658
  Year 5 ..............  $     1,329   $     1,129
  Year 10 .............  $     2,323   $     2,323
                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       313   $       213
  Year 3 ..............  $       658   $       658
  Year 5 ..............  $     1,129   $     1,129
  Year 10 .............  $     2,641   $     2,641
  Investor Class Shares
  Year 1 .............. $  112
  Year 3 .............. $  350
  Year 5 .............. $  606
  Year 10 ............. $1,424
         Pro Forma Pioneer Mid Cap Value Fund
  Investor Class Shares
  Year 1 .............. $  112
  Year 3 .............. $  359
  Year 5 .............. $  636
  Year 10 ............. $1,426

Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Multi-Cap Core Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the performance of Pioneer Mid Cap Value Fund is higher than the historical investment performance of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Mid Cap Value Fund had an average annual return of 31.89%, 9.49% and 12.55%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 18.34% and 25.78% (one year), 0.89% and 2.32% (five years), and 8.64% and 9.53%
(ten years), respectively, during the same periods. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Mid Cap Value Fund to 1.10% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer Mid Cap Value Fund are below both the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund other than Investor Class shares, and equal to the net expenses of the Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fifth, the substantially larger size of Pioneer Mid Cap Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Mid Cap Value Fund received in the Reorganization will provide your Safeco Fund's shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Mid Cap Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Mid Cap Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Mid Cap Value Fund and its shareholders.

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.



                                                                                   Pro Forma
                                           Safeco               Pioneer             Pioneer
                                          Multi-Cap             Mid Cap             Mid Cap
                                          Core Fund           Value Fund           Value Fund
                                     September 30, 2004   September 30, 2004   September 30, 2004
                                    -------------------- -------------------- -------------------
  Total Net Assets (in thousands)           $75,773            $1,842,494          $1,918,267
    Class A shares ................         $ 6,989            $1,507,440          $1,507,440
    Class B shares ................         $ 3,128            $  220,239          $  220,239
    Class C shares ................         $   120            $  100,705          $  100,705
    Investor Class shares .........         $65,536                   N/A          $   75,773
    Class R shares ................             N/A            $    2,696          $    2,696
    Class Y shares ................             N/A            $   11,414          $   11,414
  Net Asset Value Per Share
    Class A shares ................         $ 21.05            $    25.40          $    25.40
    Class B shares ................         $ 19.86            $    23.18          $    23.18
    Class C shares ................         $ 19.88            $    23.01          $    23.01
    Investor Class shares .........         $ 21.56                   N/A          $    25.40
    Class R shares ................             N/A            $    25.29          $    25.29
    Class Y shares ................             N/A            $    25.98          $    25.98
  Shares Outstanding
    Class A shares ................         331,954            59,348,209          59,348,209
    Class B shares ................         157,479             9,502,592           9,502,592
    Class C shares ................           6,029             4,376,222           4,376,222
    Investor Class shares .........       3,039,744                   N/A           2,983,189
    Class R shares ................             N/A               106,595             106,595
    Class Y shares ................             N/A               439,348             439,348



     It is impossible to predict how many shares of Pioneer Mid Cap Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Mid Cap Value Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the board of trustees of Pioneer Mid Cap Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Mid Cap Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         Safeco Small-Cap Value Fund and
                          Pioneer Small Cap Value Fund

                                  PROPOSAL 1(h)


                Approval of Agreement and Plan of Reorganization

                                     SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire proxy statement, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class Shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

  Comparison of Safeco Small-Cap Value Fund to the Pioneer Small Cap Value Fund



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                                       Safeco Small-Cap Value Fund                        Pioneer Small Cap Value Fund
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 Business                  A series of Safeco Common Stock Trust,              A diversified open-end management
                           a diversified open-end management                   investment company registered under the
                           investment company organized as a                   Investment Company Act and organized as
                           Delaware statutory trust.                           a Delaware statutory trust.
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 Net assets as of          $77 million                                         $522 million
 June 30, 2004
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 Investment advisers and   Investment adviser (until August 2, 2004):          Investment adviser:
 portfolio managers        SAM                                                 Pioneer

                           Portfolio Manager (until August 2, 2004):           Portfolio Managers:
                           Greg Eisen                                          Day-to-day management of Pioneer Small Cap
                           CFA, Assistant Vice President, SAM                  Value Fund's portfolio is the responsibility of
                                                                               David M. Adams and John McPherson.
                           Currently Pioneer is acting as investment
                           adviser to Safeco Small-Cap Value Fund. The         Mr. Adams is a vice president of Pioneer and
                           Portfolio Managers of the Pioneer Small Cap         joined Pioneer in 1994. Mr. McPherson joined
                           Value Fund, as indicated in the next column,        Pioneer in 2002.
                           currently manage your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Safeco Small-Cap Value Fund seeks long-term         Pioneer Small Cap Value Fund seeks long-
                           growth of capital through investing primarily in    term growth through small-capitalization
                           small-sized companies.                              value companies.
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                           Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment object as described above.
------------------------------------------------------------------------------------------------------------------------------------

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                                   Safeco Small-Cap Value Fund                     Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     Under normal circumstances Safeco Small-Cap     Under normal market conditions, Pioneer
                         Value Fund invests at least 80% of its net      Small Cap Value Fund invests at least 80%
                         assets (plus any borrowings for investment      of its net assets in equity securities of small
                         purposes) in equity and equity-related          companies. Small companies are those with
                         securities of companies with total market       market values, at the time of the investment,
                         capitalizations at the time of the investment   that do not exceed the greater of the market
                         of less than $1.5 billion.                      capitalization of the largest company within
                                                                         the Russell 2000 Index. For purposes of the
                                                                         Fund's investment policies, equity securities
                                                                         include common stocks, convertible debt and
                                                                         other equity instruments, such as depositary
                                                                         receipts, warrants, rights, interest in REITs
                                                                         and preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   When evaluating a stock to buy for Safeco       Pioneer uses a "value" approach to select
                         Small-Cap Value Fund, SAM historically looked   Pioneer Small Cap Value Fund's investments.
                         for companies having one or more of the         Pioneer seeks securities selling at substantial
                         following characteristics:                      discounts to their underlying values and then
                                                                         holds these securities until the market values
                         o Long-term potential for above-average or      reflect their intrinsic values.
                           improving earnings growth
                         o Involvement in new or innovative products     Pioneer evaluates a security's potential value,
                           or services                                   including the attractiveness of its market
                         o A share price that represents good relative   valuation, based on the company's assets and
                           value as determined by price-to-earnings      prospects for earnings and revenue growth.
                           ratio or other commonly used valuation        Factors Pioneer looks for in selecting
                           measures                                      investments include:

                                                                         o Above average potential for earnings and
                                                                           revenue growth
                                                                         o Favorable expected returns relative to
                                                                           perceived risks
                                                                         o Management with demonstrated ability and
                                                                           commitment to the company
                                                                         o Low market valuations relative to earnings
                                                                           forecast, book value, cash flow and sales
                                                                         o Turnaround potential for companies that
                                                                           have been through difficult periods
                                                                         o Low debt levels relative to equity
                                                                         o Issuer's industry has strong fundamentals,
                                                                           such as increasing or sustainable demand
                                                                           and barriers to entry
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                                       Safeco Small-Cap Value Fund                       Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Other investments         Safeco Small-Cap Value Fund may invest in          Pioneer Small Cap Value Fund may invest up
                           securities convertible into common stock, but      to 25% of its total assets in REITs.
                           less than 35% of its total assets will be
                           invested in such securities.                       Pioneer Small Cap Value Fund may invest in
                                                                              securities of Canadian issuers to the same
                                                                              extent as securities of U.S. issuers.

                                                                              Pioneer Small Cap Value Fund may invest up
                                                                              to 5% of its total assets in equity and debt
                                                                              securities of other non-U.S. issuers, including
                                                                              securities of emerging market issuers.

                                                                              Pioneer Small Cap Value Fund may invest up
                                                                              to 20% of its total assets in debt securities of
                                                                              corporate and government issuers. The Fund
                                                                              may invest up to 5% of its net assets in
                                                                              below investment grade debt securities issued
                                                                              by both U.S. and non-U.S. issuers, including
                                                                              below investment grade convertible debt
                                                                              securities.
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 Temporary defensive       Safeco Small-Cap Value Fund may hold cash          Pioneer Small Cap Value Fund may invest
 strategies                or invest in high-quality, short-term securities   all or part of its assets in securities with
                           issued by an agency or instrumentality of the      remaining maturities of less than one year,
                           U.S. government, high-quality commercial           cash equivalents or may hold cash.
                           paper, certificates of deposit, shares of
                           no-load, open-end money market funds,
                           or repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
 Industry Concentration    Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and Illiquid   If immediately after and as a result of such       Pioneer Small Cap Value Fund may not invest
 Securities                action the value of the following securities, in   more than 15% of its net assets in securities
                           the aggregate, would exceed 15% of Safeco          which are illiquid and other securities which
                           Small-Cap Value Fund's net assets, the Fund        are not readily marketable.
                           will not (i) purchase securities for which there
                           is no readily available market, (ii) purchase
                           time deposits maturing in more than seven
                           days, (iii) purchase over-the-counter (OTC)
                           options or hold assets set aside to cover OTC
                           options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                       Safeco Small-Cap Value Fund may borrow            Borrow money, except Pioneer Small Cap
                                 money (i) from banks or (ii) by engaging in       Value Fund may: (a) borrow from banks or
                                 reverse repurchase agreements.                    through reverse repurchase agreements in
                                                                                   an amount up to 33 1/3% of the Fund's total
                                                                                   assets (including the amount borrowed);
                                                                                   (b) to the extent permitted by applicable law,
                                                                                   borrow up to an additional 5% of the Fund's
                                                                                   assets for temporary purposes; (c) obtain
                                                                                   such short-term credits as are necessary
                                                                                   for the clearance of portfolio transactions;
                                                                                   (d) purchase securities on margin to the
                                                                                   extent permitted by applicable law; and
                                                                                   (e) engage in transactions in mortgage dollar
                                                                                   rolls that are accounted for as financings.
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 Lending                         Safeco Small-Cap Value Fund may lend              Pioneer Small Cap Value Fund may lend
                                 securities to qualified institutional investors   portfolio securities with a value that may not
                                 with a value of up to 33% of the Fund's total     exceed 331/3% of the value of its total assets.
                                 assets.
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 Derivative instruments          Safeco Small-Cap Value Fund may write a           Pioneer Small Cap Value Fund may use
                                 put or call option if, as a result thereof, the   futures and options on securities, indices
                                 aggregate value of the assets underlying all      and currencies, forward currency exchange
                                 such options does not exceed 25% of the           contracts and other derivatives. The Fund
                                 Fund's net assets. Safeco Small-Cap Value         does not use derivatives as a primary
                                 Fund may purchase a put or call option or         investment technique and generally limits
                                 option on a futures contract if, as a result      their use to hedging. However, the Fund may
                                 thereof, the aggregate premiums paid on all       use derivatives for a variety of non-principal
                                 options or options on futures contracts held      purposes, including:
                                 by the Fund do not exceed 20% of the Fund's
                                 net assets.                                       o As a hedge against adverse changes
                                                                                     in stock market prices, interest rates
                                 Safeco Small-Cap Value Fund may enter into a        or currency exchange rates
                                 futures contract or option on futures contract    o As a substitute for purchasing or
                                 if, as a result thereof, the aggregate margin       selling securities
                                 deposits and premiums required on all such        o To increase the Fund's return as a
                                 instruments do not exceed 5% of the Fund's          non-hedging strategy that may be
                                 net assets.                                         considered speculative

                                 Safeco Small-Cap Value Fund may not
                                 purchase securities on margin. However, the
                                 Fund may (i) obtain short-term credits as
                                 necessary to clear its purchases and sales of
                                 securities and (ii) make margin deposits in
                                 connection with its use of financial options and
                                 futures, forward and spot currency contracts,
                                 swap transactions and other financial contracts
                                 or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

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                           Safeco Small-Cap Value Fund                    Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                               Buying, Sellingand Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares    The Investor Class shares of Pioneer
                 of Safeco Small-Cap Value Fund are subject to   Small Cap Value Fund you receive in the
                 a 5.75% front-end sales charge.                 Reorganization will not be subject to any
                                                                 sales charge. Moreover, if you own shares
                 Contingent deferred sales charge of up to 5%    in your own name as of the closing of the
                 if you redeem Class B shares within six years   Reorganization (i.e., not in the name of a
                 of purchase.                                    broker or other intermediary) and maintain
                                                                 your account, you may purchase Class A
                 Contingent deferred sales charge of 1% if       shares of Pioneer Small Cap Value Fund and
                 you redeem Class C share within one year        Class A shares of any fund in the Pioneer
                 of purchase.                                    family of funds through such account in the
                                                                 future without paying any sales charge.
                 Purchases of Investor Class shares of Safeco
                 Small-Cap Value Fund are not subject to a       Except as described above, Class A shares of
                 sales load.                                     Pioneer Small Cap Value Fund are subject to a
                                                                 front-end sales charge of up to 5.75%.
                 Safeco Small-Cap Value Fund assesses
                 a mandatory redemption fee of 2%, as a
                 percentage of the amount redeemed or
                 exchanged, on Class A and Investor Class
                 shares held less than 30 days.
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                                        Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Small-Cap Value Fund pays an advisory      Pioneer Small Cap Value Fund pays Pioneer a
                             fee on a monthly basis at an annual rate          management fee equal to 0.85% of the Fund's
                             as follows:                                       average daily net assets.

                             $0-$250,000,000:   0.75 of 1%                     During its most recent fiscal year, Pioneer
                             $250,000,001-$750,000,000:   0.70 of 1%           Small Cap Value Fund paid an advisory fee
                             $750,000,001-$1,250,000,000:   0.65 of 1%         at an average rate of 0.85% of average daily
                             Over $1,250,000,000:   0.60 of 1%                 net assets.

                             SAM serves as administrator and fund              In addition, Pioneer Small Cap Value
                             accounting agent for Safeco Small-Cap Value       Fund reimburses Pioneer for certain fund
                             Fund. The Fund paid SAM an administrative         accounting and legal expenses incurred
                             services fee of 0.05% of the Fund's average       on behalf of the Fund and pays a separate
                             daily net assets up to the first $200,000,000     shareholder servicing/transfer agency fee
                             and 0.01% of its net assets thereafter, and an    to PIMSS, an affiliate of Pioneer.
                             accounting fee of 0.04% of the Fund's average
                             daily net assets up to the first $200,000,000     For the fiscal year ended November 30, 2003,
                             and 0.01% of its net assets thereafter.           Pioneer Small Cap Value Fund's total annual
                                                                               operating expenses for Class A shares were
                             During its most recent fiscal year, Safeco        1.66% of average daily net assets. The Fund
                             Small-Cap Value Fund paid aggregate advisory      does not currently have an expense limitation
                             and administration fees at an average rate of     for its Class A shares.
                             0.84% of average daily net assets.
                                                                               Pioneer has agreed until the second
                             SAM had contractually agreed until April 30,      anniversary of the closing of the
                             2009, to pay certain fund operating expenses      Reorganization to limit the expenses
                             (but not all of the operating expenses of the     (excluding extraordinary expenses) of the
                             Fund) that exceeded the rate of 0.40% per         Investor Class to 1.15% of the average daily
                             annum of the Fund's average daily net assets.     net assets attributable to the Investor Class.
                             This arrangement included all Fund operating
                             expenses except management fees, Rule 12b-1       The Investor Class shares to be issued in the
                             fees, brokerage commissions, interest, and        Reorganization will convert to Class A shares
                             extraordinary expenses.                           after two years. Class A shares will have
                                                                               higher expenses per share than Investor
                             For the fiscal year ended December 31, 2003,      Class shares due to the Rule 12b-1 Plan. In
                             the Fund's annual operating expenses for Class    addition, although Pioneer has agreed to limit
                             A shares, after giving effect to the expense      the expenses attributable to Investor Class
                             limitation were 1.40%, and without giving         shares, Pioneer is not required to limit the
                             effect to the expense limitation, were 1.82%.     expenses attributable to Class A shares.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             B shares, after giving effect to the expense
                             limitation were 2.15%, and without giving
                             effect to the expense limitation, were 2.72%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Small-Cap Value Fund                     Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,
 (continued)                 the Fund's annual operating expenses for Class
                             C shares, after giving effect to the expense
                             limitation were 2.15%, and without giving
                             effect to the expense limitation, were 39.37%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares, after giving effect to
                             the expense limitation were 1.15%, and
                             without giving effect to the expense limitation,
                             were 1.43%.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A share after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco Small-Cap            You may buy shares from any investment firm
                             Value Fund directly through Safeco Securities,    that has a sales agreement with PFD, Pioneer
                             the Fund's principal underwriter or through       Small Cap Value Fund's distributor. Existing
                             brokers, registered investment advisers,          shareholders of Safeco Small-Cap Value Fund
                             banks and other financial institutions that       who own shares in their own name as of the
                             have entered into selling agreements with the     closing date of the Reorganization and who
                             Fund's principal underwriter, as described in     maintain their accounts may buy shares of
                             the Fund's prospectus.                            any fund in the Pioneer family of funds
                                                                               through such accounts in the future without
                             Certain account transactions may be done          paying sales charges.
                             by telephone.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Small Cap Value Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege          There are no sales charges on shares you          You may exchange shares of Pioneer Small
                             acquire through dividend reinvestment or other    Cap Value Fund without incurring any fee
                             fund distributions or for Class A shares that     on the exchange with the more than 62
                             you have exchanged for Class A shares of          other Pioneer Funds. Your exchange would
                             another Fund.                                     be for Class A shares, which is subject to
                                                                               Rule 12b-1 fees. An exchange generally is
                             Certain account transactions may be done          treated as a sale and a new purchase of
                             by telephone.                                     shares for federal income tax purposes.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer Small Cap
                                                                               Value Fund for shares of other Pioneer Funds
                                                                               by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Safeco Small-Cap Value Fund                      Pioneer Small Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Selling Shares   Investor Class and Class A shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                  You may sell your shares by contacting Safeco      Normally, your investment firm will send
                  Small-Cap Value Fund directly in writing or by     your request to sell shares to PIMSS. You
                  contacting a financial intermediary as described   can also sell your shares by contacting the
                  in the Fund's prospectus.                          fund directly if your account is registered in
                                                                     your name.

                                                                     If the account is established in the
                                                                     shareholder's own name, shareholders may
                                                                     also redeem shares of Pioneer Small Cap
                                                                     Value Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short-term)

     o    Small company or value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Each Fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values


     o    Be harder to sell at the times and prices Pioneer thinks appropriate


     o    Offer greater potential for gain and loss

     Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                  Safeco Small-Cap Value Fund -- Investor Class
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  '97     '98     '99     '00    '01    '02     '03
23.38  -21.57   14.07   -7.54  18.20  -3.76    43.1


* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 27.05% for the quarter ended December 31, 1999, and the lowest quarterly return was -33.97% for the quarter ended September 30, 1998.

                 Pioneer Small Cap Value Fund -- Class A Shares
                          Calendar Year Total Returns*


       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

   '98     '99     '00     '01     '02    '03
-12.69   35.96   15.30   13.08  -12.70  37.11


* During the period shown in the bar chart, Pioneer Small Cap Value Fund's highest quarterly return was 22.18% for the quarter ended June 30, 2003, and the lowest quarterly return was -26.57% for the quarter ended September 30, 1998.

                           Safeco Small-Cap Value Fund
              Average Annual Total Returns as of December 31, 2003



----------------------------------------------------------------------------------------------------------
                                                                                               Since
                                                                     1 Year      5 Years     Inception(1)
----------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class A Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  34.45%       9.71%        8.52%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               34.39%       9.63%        8.14%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       22.47%       8.41%        7.26%
----------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class B Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  36.67%       9.93%        8.69%
----------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Class C Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  40.67%      10.21%        8.57%
----------------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund, Investor Class Shares
----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  43.10%      11.42%        9.67%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               42.97%      11.28%        9.25%
----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       28.18%       9.90%        8.27%
----------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index(3)
  (reflects no deduction for fees, expenses or taxes)                 46.02%      12.28%       13.06%
----------------------------------------------------------------------------------------------------------



(1)  The Fund commenced operations on January 31, 1996.


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

                 Pioneer Small Cap Value Fund -- Class A Shares
              Average Annual Total Returns as of December 31, 2003



------------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund, Class A Shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  29.20%        14.87%        10.86%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               29.11%        14.61%        10.28%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       19.09%        12.99%         9.21%
------------------------------------------------------------------------------------------------------------
 Russell 2000 Value Index(3)
  (reflects no deduction for fees, expenses or taxes)                 46.03%        12.28%        11.83%
------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on February 28, 1997.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.


(3) The Russell 2000 Value Index, an unmanaged index of value stocks in the Russell 2000 Index of small-capitalization U.S. stocks, is for reference only and does not mirror the Fund's investments.

     Pioneer Small Cap Value Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Small Cap Value Fund, the expenses of Pioneer Small Cap Value Fund for the period ended November 30, 2003. Future expenses for all share classes may be greater or less.



                                                                              Safeco       Safeco
                                                                             Small-Cap    Small-Cap
                                                                            Value Fund   Value Fund
                                                                              Class A      Class B
Shareholder transaction fees (paid directly from your investment)          ------------ ------------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .......................................................       5.75%(6)     None
Maximum deferred sales charge (load) as a percentage of purchase price
 or the amount you receive when you sell shares, whichever is less .......       None         5.00%(7)
Redemption fees for shares held less than 30 days ........................       2.00%        None
Wire redemption fee ......................................................      $  20(4)     $  20(4)
Annual low balance fee ...................................................      $  12(5)     $  12(5)
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................       0.75%        0.75%
Distribution and service (12b-1) fee .....................................       0.25%        1.00%
Other expenses ...........................................................       0.82%        0.97%
Total fund operating expenses ............................................       1.82%        2.72%
Expense reimbursement/reduction ..........................................       0.42%(2)     0.57%
Net fund operating expenses ..............................................       1.40%        2.15%

                                                                                                          Pro Forma
                                                                                                           Pioneer
                                                                              Safeco         Safeco       Small Cap
                                                                             Small-Cap      Small-Cap       Value
                                                                            Value Fund     Value Fund      Investor
                                                                              Class C    Investor Class     Class(9)
Shareholder transaction fees (paid directly from your investment)          ------------ ---------------- -----------
Maximum sales charge (load) when you buy shares as a percentage
 of offering price .......................................................       None         None          None(1)
Maximum deferred sales charge (load) as a percentage of purchase price
 or the amount you receive when you sell shares, whichever is less .......       1.00%(8)     None          None
Redemption fees for shares held less than 30 days ........................       None         2.00%          N/A
Wire redemption fee ......................................................      $  20(4)     $  20(4)      $  10
Annual low balance fee ...................................................      $  12(5)     $  12(5)        N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................       0.75%        0.75%         0.85%
Distribution and service (12b-1) fee .....................................       1.00%        None          None
Other expenses ...........................................................      37.62%        0.68%         0.43%
Total fund operating expenses ............................................      39.37%        1.43%         1.28%
Expense reimbursement/reduction ..........................................      37.22%(2)     0.28%(2)      0.13%(3)
Net fund operating expenses ..............................................       2.15%        1.15%         1.15%



----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Small Cap Value Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A Shares of Pioneer Small Cap Value Fund or of any fund in the Pioneer family of funds through such account in the future without paying a sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Small-Cap Value Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Small Cap Value Fund to 1.15% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Small-Cap Value Fund and two years for Pioneer Small Cap Value Fund and
(f) and the Investor Class shares of Pioneer Small Cap Value Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
             Safeco Small-Cap Value Fund
  Class A Shares
  Year 1 .............. $  709
  Year 3 .............. $  993
  Year 5 .............. $1,297
  Year 10 ............. $2,405
                           With         Without
  Class B Shares         Redemption    Redemption
  Year 1 ..............  $       718   $       218
  Year 3 ..............  $       973   $       673
  Year 5 ..............  $     1,354   $     1,154
  Year 10 .............  $     2,384   $     2,384
                            With         Without
  Class C Shares         Redemption    Redemption
  Year 1 ..............  $       318   $       218
  Year 3 ..............  $       673   $       673
  Year 5 ..............  $     1,154   $     1,154
  Year 10 .............  $     2,558   $     2,558
  Investor Class Shares
  Year 1 .............. $  117
  Year 3 .............. $  365
  Year 5 .............. $  633
  Year 10 ............. $1,577
        Pro Forma Pioneer Small Cap Value Fund
  Investor Class Shares
  Year 1 .............. $  117
  Year 3 .............. $  405
  Year 5 .............. $  754
  Year 10 ............. $1,738

Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Small-Cap Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the long-term investment performance of Pioneer Small Cap Value Fund is superior to your Safeco Fund's performance, although your Safeco Fund had better performance during the most recent 12 month period. For the one and five year periods ended June 30, 2004, Class A shares of Pioneer Small Cap Value Fund had an average annual return of 31.83% and 13.77%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 23.99% and 31.58% (one year) and 13.21% and 14.80% (five years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Small Cap Value Fund to 1.15% of average daily net assets. This expense ratio is lower than both the gross expenses and expenses net of expense reimbursement of the Class A, Class B and Class C shares of your Safeco Fund and no higher than the gross and the same as the net expense of your Safeco Fund's Investor Class shares. Although without the expense limitation Pioneer Small Cap Value Fund's expenses are significantly higher than your Safeco Fund's net expenses, the trustees believe that Pioneer Small Cap Value Fund offers the potential for lower expenses through economies of scale.

     Fifth, the substantially larger size of Pioneer Small Cap Value Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer Small Cap Value Fund received in the Reorganization will provide Safeco Small-Cap Value Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustees' fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer Small Cap Value Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Small Cap Value Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Small Cap Value Fund and its shareholders.

                                 CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of May 31, 2004, and pro forma combined Fund as of May 31, 2004.



                                                                          Pro Forma
                                          Safeco           Pioneer         Pioneer
                                         Small-Cap        Small Cap       Small Cap
                                        Value Fund       Value Fund       Value Fund
                                       May 31, 2004     May 31, 2004     May 31, 2004
                                      --------------   --------------   -------------
  Total Net Assets (in thousands)       $69,484            $487,436        $556,920
    Class A shares ................     $ 4,147            $256,248        $256,248
    Class B shares ................     $ 1,380            $149,851        $149,851
    Class C shares ................     $   120            $ 79,412        $ 79,412
    Investor Class shares .........     $63,837                 N/A        $ 69,484
    Class R shares ................         N/A            $  1,925        $  1,925
  Net Asset Value Per Share
    Class A shares ................     $ 19.01            $  29.70        $  29.70
    Class B shares ................     $ 18.11            $  28.10        $  28.10
    Class C shares ................     $ 18.17            $  29.16        $  29.16
    Investor Class shares .........     $ 19.32                 N/A        $  29.70
    Class R shares ................         N/A            $  29.71        $  29.71
  Shares Outstanding
    Class A shares ................     218,133           8,629,200       8,629,200
    Class B shares ................      76,212           5,332,727       5,332,727
    Class C shares ................       6,612           2,723,047       2,723,047
    Investor Class shares .........   3,303,596                 N/A       2,339,529
    Class R shares ................         N/A              64,816          64,816



     It is impossible to predict how many shares of Pioneer Small Cap Value Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Small Cap Value Fund's shares that will actually be received and distributed.


                      BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Small Cap Value Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Small Cap Value Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations


     o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on December 10, 2004, unless your Safeco Fund and the corresponding Pioneer Fund agree in writing to a later date. Your Safeco Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net asset value on the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

     o Each corresponding Pioneer Fund will issue to the corresponding Safeco Fund Investor Class shares with an aggregate net asset value equal to the net assets attributable to the corresponding Safeco Fund's shares. These shares will immediately be distributed to your Safeco Fund's shareholders in proportion to the relative net asset value of their holdings of your Safeco Fund's shares on the Closing Date. As a result, each Safeco Fund's shareholders will end up as Investor Class shareholders of the corresponding Pioneer Fund.


     o After the distribution of shares, your Safeco Fund will be liquidated and dissolved.


     o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.


Agreement and Plan of Reorganization


     The shareholders of each Safeco Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including your Safeco Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your Safeco Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan).

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your Safeco Fund, in accordance with the provisions of your Trust's trust instrument and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the Safeco Trust or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your Safeco Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                        TAX STATUS OF EACH REORGANIZATION

     Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.


     As a result, for federal income tax purposes:


     o No gain or loss will be recognized by your Safeco Fund upon (1) the transfer of all of its assets to the Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your Safeco Fund of Pioneer Fund shares to your Safeco Fund's shareholders;


     o No gain or loss will be recognized by the Pioneer Fund upon the receipt of your Safeco Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your Safeco Fund and the assumption of your Safeco Fund's liabilities by the corresponding Pioneer Fund;

     o The basis of the assets of your Safeco Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your Safeco Fund immediately before the transfer;

     o The tax holding period of the assets of your Safeco Fund in the hands of the corresponding Pioneer Fund will include your Safeco Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your Safeco Fund solely for the Pioneer Fund shares as part of the Reorganization;


     o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your Safeco Fund surrendered in exchange; and


     o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your Safeco Fund surrendered in the exchange, provided that you held the shares of your Safeco Fund as capital assets on the date of the exchange.


     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Safeco Fund and the Pioneer Fund (see the annexes to the Plan).


     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.


     You should consult your tax adviser for the particular tax consequences to you of the Reorganization, including the applicability of any state, local or foreign tax laws.

                               PROPOSALS 2(a)-(h)

         APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER


Background


     Having determined to recommend the Reorganizations, the Trustees appointed Pioneer as investment adviser to each Fund commencing August 2, 2004, until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds. If both the Reorganization and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganization. In connection with the retention of Pioneer, the sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited with respect to Safeco International Stock Fund, and the sub-advisory agreement with RCM Capital Management LLC with respect to Safeco Large-Cap Growth Fund, were terminated.

Interim Investment Advisory Agreement

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for the Funds. However, Rule 15a-4 under the Investment Company Act permits your Trustees to appoint an adviser on an interim basis without prior shareholder approval if the new adviser agrees to provide such services on the same terms as the previous adviser and approves the investment advisory agreement with that adviser. An adviser may manage on such an interim basis for a period of 150-days. Because Pioneer will be making the payment to Symetra discussed under "Background to the Reorganizations," any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow by the Fund until shareholder approval of the agreement is obtained. If shareholders of a Safeco Fund do not approve the interim advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Fund. During this period prior to the meeting, the Fund will be managed as separate Funds and will not be combined with a Pioneer Fund. During this period, you also will not be able to exchange your shares in a Fund for shares of a Pioneer Fund. If the appointment of Pioneer as interim investment adviser is not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Funds, unless an extension of the 150 day period is permitted by a rule or independent position of the staff of the SEC. Reasons for Approving the Interim Investment Advisory Agreement and Board's Recommendation

Reasons for Approving the Interim Investment Advisory Agreement and Board's Recommendation

     The Trustees recommend that the shareholders of the Safeco Funds approve the interim investment advisory agreements. In determining to appoint Pioneer as investment advisor on an interim basis, the Trustees considered many of the same factors on which the recommendation to approve the Reorganizations are based. These factors include:

     o SAM, the investment adviser to the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Consequently, a change in your Fund's investment adviser was necessary.

     o The resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions, and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide.

     o The track record of Pioneer in managing other investment companies with similar strategies.

     o Pioneer's willingness to proceed with the Reorganizations and to limit expenses of the Fund as discussed above.

     o Pioneer's investment process, style and philosophy with respect to equity and fixed income investing.

     o The expertise of John Carey as portfolio manager of Pioneer Fund and the head of equity investments at Pioneer.

     o Pioneer's willingness to act as investment adviser to each of the Funds.


Safeco Advisory Agreement


     The following is a summary of the material terms of the Safeco Advisory Agreement. The Safeco Advisory Agreement terminated on August 2, 2004.

     Services. Under the terms of the Safeco Advisory Agreement, SAM managed the Funds' investments, subject to the supervision of the Board. At its expense, SAM provided office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

     Compensation. As compensation under the Safeco Advisory Agreement, each Safeco Fund paid SAM a monthly advisory fee at an annual rate as listed in the below table of the Fund's average daily net assets calculated each business day and paid monthly, as listed in the table below. In addition, SAM had contractually agreed to reimburse each Fund to the extent a Fund's total annual expenses during any of the Fund's fiscal years, exceed 0.40% of its average daily net asset value in such year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.



                Fund                            Net Assets              Annual Fee
----------------------------------------------------------------------------------
 SAFECO BALANCED FUND                 $0-$250,000,000                  0.70 of 1%
 SAFECO CORE EQUITY FUND              $250,000,001-$750,000,000        0.65 of 1%
 SAFECO GROWTH OPPORTUNITIES FUND     $750,000,001-$1,250,000,000      0.60 of 1%
 SAFECO LARGE-CAP VALUE FUND          Over $1,250,000,000              0.55 of 1%
 SAFECO MULTI-CAP CORE FUND
----------------------------------------------------------------------------------
 SAFECO INTERNATIONAL STOCK FUND      $0-$250,000,000                  1.00 of 1%
                                      $250,000,001-$750,000,000        0.90 of 1%
                                      Over $750,000,000                0.80 of 1%
----------------------------------------------------------------------------------
 SAFECO LARGE-CAP GROWTH FUND         $0-$250,000,000                  0.80 of 1%
                                      $250,000,001-$750,000,000        0.75 of 1%
                                      $750,000,001-$1,250,000,000      0.70 of 1%
                                      Over $1,250,000,000              0.65 of 1%
----------------------------------------------------------------------------------
 SAFECO SMALL-CAP VALUE FUND          $0-$250,000,000                  0.75 of 1%
                                      $250,000,001-$750,000,000        0.70 of 1%
                                      $750,000,001-$1,250,000,000      0.65 of 1%
                                      Over $1,250,000,000              0.60 of 1%
----------------------------------------------------------------------------------



     In addition to the management fee, your Safeco Fund paid SAM, in its capacity as administrator and fund accounting agent an administrative services fee of 0.05% of your Safeco Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of the Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

     The table below shows gross advisory fees paid by each Fund and any expense reimbursements by SAM during the fiscal year ended December 31, 2003:



FUND                                            (In Thousands)
----                                            --------------
  SAFECO BALANCED FUND
   Advisory Fee ............................       $  124
   Reimbursement ...........................       $   79
  SAFECO CORE EQUITY FUND
   Advisory Fee ............................       $4,663
   Reimbursement ...........................       $  353
  SAFECO GROWTH OPPORTUNITIES FUND
   Advisory Fee ............................       $3,156
   Reimbursement ...........................       $  499
  SAFECO INTERNATIONAL STOCK FUND
   Advisory Fee ............................       $  256
   Reimbursement ...........................       $  235
  SAFECO LARGE-CAP GROWTH FUND
   Advisory Fee ............................       $   40
   Reimbursement ...........................       $   70
  SAFECO LARGE-CAP VALUE FUND
   Advisory Fee ............................       $  965
   Reimbursement ...........................       $   58

FUND                                       (In Thousands)
----                                       --------------
  SAFECO MULTI-CAP CORE FUND
   Advisory Fee .......................         $523
   Reimbursement ......................         $122
  SAFECO SMALL-CAP VALUE FUND
   Advisory Fee .......................         $345
   Reimbursement ......................         $149



     Limitation of Liability. The Safeco Advisory Agreement provided that SAM shall not be subject to liability to the Funds or to any shareholder of the Funds for any loss suffered by a Fund or its shareholders from or as a consequence of any act or omission of SAM, or of any of the partners, employees or agents of SAM in connection with or pursuant to the Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of SAM in the performance of its duties or by reason of reckless disregard by SAM of its obligations and duties under the Agreement.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your Safeco Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Safeco Fund, the presence in person or by proxy of one-third of the outstanding shares of a Safeco Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that Safeco Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Safeco Fund represented at the meeting, if at least 50% of all outstanding shares of the Safeco Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Safeco Fund entitled to vote at the meeting.



---------------------------------------------------------------------------------------------------------------------------------
              Shares                                    Quorum                                            Voting
---------------------------------------------------------------------------------------------------------------------------------
 In General                        All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                   counted towards a quorum.                        person at the Meeting. Shares present by
                                                                                    proxy will be voted in accordance with
                                                                                    instructions.
---------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the        Considered "present" at Meeting for purposes     Broker non-votes do not count as a vote "for"
 underlying holder has not         of quorum.                                       and effectively result in a vote "against"
 voted and the broker does not                                                      Proposals 1(a)-(h), and Proposal 2(a)-(h) if
 have discretionary authority to                                                    less than 50% of the outstanding shares are
 vote the shares)                                                                   present at the Meeting
---------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting              Considered "present" at Meeting for purposes     Voted "for" the proposal.
 Instruction (other than Broker    of quorum.
 Non-Vote)
---------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                   Considered "present" at Meeting for purposes     Abstentions do not constitute a vote "for" and
                                   of quorum.                                       effectively result in a vote "against" Proposals
                                                                                    1(a)-(h), and Proposal 2(a)-(h) if less than
                                                                                    50% of the outstanding shares are present at
                                                                                    the Meeting.
---------------------------------------------------------------------------------------------------------------------------------


                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser


     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of June 30, 2004, assets under management were approximately $150 billion worldwide, including over $35 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.


     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds


     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.


     The Pioneer International Equity Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the Fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. The Class A shares of the Pioneer Funds you receive in the Reorganizations will not be subject to any sales charge. Moreover, if you own shares in your own name as of the closing of the Reorganizations (i.e., not in the name of a broker or other intermediary) and maintain your account, you may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund without paying any sales charge.


     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.


     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.



     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.


     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.


     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, and as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

Good Order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

     o    Are selling over $100,000 or exchanging over $500,000 worth of shares

     o    Changed your account registration or address within the last 30 days

     o Instruct the transfer agent to mail the check to an address different from the one on your account

     o    Want the check paid to someone other than the account owner(s)

     o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares


                                                 Buying Shares
           Through   Normally, your investment firm will send your purchase request
   your investment   to the Pioneer Funds' transfer agent. Consult your investment
              firm   professional for more information. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

By phone or online   You can use the telephone or online privilege if you have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:
                     o You established your bank account of record at least
                       30 days ago
                     o Your bank information has not changed for at least 30 days
                     o You are not purchasing more than $25,000 worth of shares per account per day
                     o You can provide the proper account identification information

                     When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase
                     Pioneer Fund shares for the amount of the debit at the offering price determined after the transfer agent receives your
                     telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

       In writing,   You can purchase Pioneer Fund shares for an existing fund
 by mail or by fax   account by mailing a check to the transfer agent. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

                                              Exchanging Shares
           Through   Normally, your investment firm will send your exchange request to
   your investment   the Pioneer Fund's transfer agent. Consult your investment
              firm   professional for more information about exchanging your
                     shares.

By phone or online   After you establish your Pioneer Fund account, you can exchange
                     Fund shares by phone or online if:
                     o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
                     o The fund into which you are exchanging offers the same class of shares
                     o You are not exchanging more than $500,000 worth of shares per account per day
                     o You can provide the proper account identification information

       In writing,   You can exchange fund shares by mailing or faxing a letter of
 by mail or by fax   instruction to the transfer agent. You can exchange Pioneer Fund shares directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
                     o The name, social security number and signature of all registered owners
                     o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
                     o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
                     o The class of shares you are exchanging
                     o The dollar amount or number of shares you are exchanging

                                Selling Shares
     Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized PFD to act as its agent in the repurchase of Pioneer Fund shares from qualified investment firms. Each Pioneer
     Fund reserves the right to terminate this procedure at any time.

     You may sell up to $100,000 per account per day by phone or online. You may sell Pioneer Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

     You may receive your sale proceeds:
     o By check, provided the check is made payable exactly as your account is registered
     o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

     You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. You may not sell more than $100,000 per account per day by fax.

                           How to contact Pioneer
     By phone
     For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

     To request a transaction using FactFoneSM call 1-800-225-4321

     Telecommunications Device for the Deaf (TDD) 1-800-225-1997

     By mail
     Send your written instructions to:
     Pioneer Investment Management Shareholder Services, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     By fax

     Fax your exchange and sale requests to:
     1-800-225-4240

     Exchange Privilege

     You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

     Excessive Trading

     The fund discourages excessive and/or trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund request until it is received in performance. These practices consist of:
     o Selling shares purchased within the preceding 90 days;
     o Two or more purchases and redemptions in any 90-day period;
       or
     o Any other series of transactions indicative of a timing pattern

     If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.


Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o    Requesting certain types of exchanges or sales of Pioneer Fund shares

     o    Redeeming shares for which you hold a share certificate

     o    Requesting certain types of changes for your existing account


     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.


     Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a fund. Each fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.


     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the IRC. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Redemption Fee. Pioneer International Equity Fund has adopted a redemption fee on short term holdings of the fund's shares. If you sell or exchange shares within 30 days of any purchase of fund shares, the fund will apply a 2% fee to the entire amount of your sales proceeds. The fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

     Excessive Trading. The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the fund in writing.


     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the Safeco Funds outstanding at the Closing of the Reorganization will be deemed to be cancelled and will no longer represent shares of the Funds.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the fund to sell or value its portfolio securities or with the permission of the SEC.


     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.


Dividends and Capital Gains


     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually.

     Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes


     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for each Pioneer Fund are taxable as ordinary income.

     Dividends from net investment income are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.


     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.


     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

     Pioneer Funds' Class A Rule 12b-1 Plans. As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plans" or the "Plans"). Because the 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to each Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

     Trustee Approval and Oversight. Each Plan was last approved by the board of trustees of each Pioneer Fund, including a majority of the independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on December 6, 2003. Pursuant to the Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The board of trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the trustees as provided in Rule 12b-1.

FINANCIAL HIGHLIGHTS


     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30, 2002, the financial statements of each Pioneer Fund were audited by Arthur Anderson LLP. The information for any semiannual period has not been audited.


                              PIONEER BALANCED FUND

                              FINANCIAL HIGHLIGHTS


                                                                  Six Months
                                                                    Ended          Year
                                                                   6/30/04         Ended
CLASS A                                                          (Unaudited)     12/31/03
-------                                                          -----------     --------
Net asset value, beginning of period .........................    $   9.47       $   8.29
                                                                  --------       --------
Increase (decrease) from investment operations:
 Net investment income .......................................    $   0.06       $   0.12
 Net realized and unrealized gain (loss) on investments ......        0.09           1.20
                                                                  --------       --------
 Net increase (decrease) from investment operations ..........    $   0.15       $   1.32
Distributions to shareholders:
 Net investment income .......................................       (0.05)         (0.14)
 Net increase (decrease) in net asset value ..................    $   0.10       $   1.18
                                                                  --------       --------
 Net asset value, end of period ..............................    $   9.57       $   9.47
                                                                  --------       --------
Total return* ................................................        1.59%         15.99%
                                                                  ========       ========
Ratio of net expenses to average net assets+ .................        1.31%**        1.38%
 Ratio of net investment income to average net assets+ .......        1.31%**        1.25%
 Portfolio turnover rate .....................................          34%**          44%
 Net assets, end of period (in thousands) ....................    $103,881       $107,265
Ratios with reductions for fees paid indirectly:
 Net expenses ................................................        1.31%**        1.38%
 Net investment income .......................................        1.31%**        1.25%

                                                                    Year          Year          Year         Year
                                                                   Ended          Ended         Ended       Ended
CLASS A                                                           12/31/02    12/31/01 (a)    12/31/00     12/31/99
-------                                                           --------    ------------    --------     --------
Net asset value, beginning of period .........................   $   9.46       $   9.94      $   9.73    $   9.74
                                                                 --------       --------      --------    --------
Increase (decrease) from investment operations:
 Net investment income .......................................   $   0.11       $   0.19      $   0.30    $   0.31
 Net realized and unrealized gain (loss) on investments ......      (1.17)         (0.47)         0.22       (0.01)
                                                                 --------       --------      --------    --------
 Net increase (decrease) from investment operations ..........   $  (1.06)      $  (0.28)     $   0.52    $   0.30
Distributions to shareholders:
 Net investment income .......................................      (0.11)         (0.20)        (0.31)      (0.31)
 Net increase (decrease) in net asset value ..................   $  (1.17)      $  (0.48)     $   0.21    $  (0.01)
                                                                 --------       --------      --------    --------
 Net asset value, end of period ..............................   $   8.29       $   9.46      $   9.94    $   9.73
                                                                 --------       --------      --------    --------
Total return* ................................................     (11.20)%        (2.87)%        5.38%       3.15%
                                                                 ========       ========      ========    ========
Ratio of net expenses to average net assets+ .................       1.41%         1.31%          1.23%       1.23%
 Ratio of net investment income to average net assets+ .......       1.19%         1.97%          2.96%       3.21%
 Portfolio turnover rate .....................................        180%          133%            17%         46%
 Net assets, end of period (in thousands) ....................   $106,734       $141,746      $162,855    $214,866
Ratios with reductions for fees paid indirectly:
 Net expenses ................................................       1.41%         1.30%          1.20%       1.21%
 Net investment income .......................................       1.19%         1.98%          2.99%       3.23%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2002, have not been restated to reflect this change in presentation.

                                 PIONEER FUND

                             FINANCIAL HIGHLIGHTS


                                                                    Six Months
                                                                      Ended            Year
                                                                     6/30/04           Ended
CLASS A                                                            (Unaudited)       12/31/03
-------                                                            -----------       --------
Net asset value, beginning of period ..........................    $    38.00       $    30.76
                                                                   ----------       ----------
Increase (decrease) from investment operations:
 Net investment income ........................................    $     0.14       $     0.28
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................          0.63             7.24
                                                                   ----------       ----------
 Net increase (decrease) from investment operations ...........    $     0.77       $     7.52
Distributions to shareholders:
 Net investment income ........................................    $    (0.13)      $    (0.28)
 Net realized gain ............................................            --               --
                                                                   ----------       ----------
 Net increase (decrease) in net asset value ...................    $     0.64       $     7.24
                                                                   ----------       ----------
Net asset value, end of period ................................    $    38.64       $    38.00
                                                                   ==========       ==========
Total return* .................................................          2.03%           24.58%
Ratio of net expenses to average net assets+ ..................          1.05%**          1.09%
 Ratio of net investment income to average net assets+ ........          0.71%**          0.86%
 Portfolio turnover rate ......................................            22%**             6%
 Net assets, end of period (in thousands) .....................    $5,328,526       $5,370,888
Ratios with reductions for fees paid indirectly:
 Net expenses .................................................          1.05%**          1.09%
 Net investment income ........................................          0.71%**          0.86%

                                                                      Year            Year           Year           Year
                                                                     Ended           Ended           Ended          Ended
CLASS A                                                             12/31/02        12/31/01       12/31/00       12/31/99
-------                                                             --------        --------       --------       --------
Net asset value, beginning of period ..........................    $    38.87      $    44.26     $    47.60     $    43.30
                                                                   ----------      ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income ........................................    $     0.27      $     0.18     $     0.16     $     0.18
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................         (8.12)          (5.11)         (0.14)          6.51
                                                                   ----------      ----------     ----------     ----------
 Net increase (decrease) from investment operations ...........    $    (7.85)     $    (4.93)    $     0.02     $     6.69
Distributions to shareholders:
 Net investment income ........................................    $    (0.26)     $    (0.16)    $    (0.12)    $    (0.17)
 Net realized gain ............................................            --           (0.30)         (3.24)         (2.22)
                                                                   ----------      ----------     ----------     ----------
 Net increase (decrease) in net asset value ...................    $    (8.11)     $   (5.39)     $    (3.34)    $     4.30
                                                                   ----------      ----------     ----------     ----------
Net asset value, end of period ................................    $    30.76      $    38.87     $    44.26     $    47.60
                                                                   ==========      ==========     ==========     ==========
Total return* .................................................        (20.26%)        (11.13%)         0.12%         15.54%
Ratio of net expenses to average net assets+ ..................          1.11%           1.14%          1.11%          1.10%
 Ratio of net investment income to average net assets+ ........          0.75%           0.43%          0.31%          0.39%
 Portfolio turnover rate ......................................             7%              6%            20%            10%
 Net assets, end of period (in thousands) .....................    $4,584,649      $6,140,520     $6,645,954     $6,638,130
Ratios with reductions for fees paid indirectly:
 Net expenses .................................................          1.10%           1.13%          1.09%          1.09%
 Net investment income ........................................          0.76%           0.44%          0.33%          0.40%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

                        PIONEER INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS



                                                                           Year         Year
CLASS A                                                                   Ended        Ended
-------                                                                  3/31/04      3/31/03
Net asset value, beginning of period .................................   $ 11.64       $ 15.94
                                                                         -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss) ........................................   $  0.10       $  0.05
 Net realized and unrealized gain (loss)on investments and foreign
  currency transactions ..............................................      5.81         (4.35)
 Net increase (decrease) from investment operations ..................   $  5.91       $ (4.30)
Distributions to shareholders:
 Net investment income ...............................................        --            --
 Net realized gain ...................................................        --            --
                                                                         -------       -------
 Net increase (decrease) in net asset value ..........................   $  5.91       $ (4.30)
                                                                         -------       -------
Net asset value, end of period .......................................   $ 17.55       $ 11.64
                                                                         =======       =======
Total return* ........................................................     50.77%       (26.98)%
Ratio of net expenses to average net assets+ .........................      1.75%         1.76%
Ratio of net investment income (loss) to average net assets+ .........      0.67%         0.30%
Portfolio turnover rate ..............................................       169%           45%
Net assets, end of period (in thousands) .............................   $18,345       $11,578
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ........................................................      2.80%         2.94%
 Net investment loss .................................................     (0.38)%       (0.88)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses ........................................................      1.75%         1.75%
 Net investment income (loss) ........................................      0.67%         0.31%

                                                                           Year          Year         Year
CLASS A                                                                    Ended        Ended        Ended
-------                                                                   3/31/02      3/31/01      3/31/00
Net asset value, beginning of period .................................   $ 16.81       $ 27.50      $ 18.55
                                                                         -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss) ........................................   $ (0.06)      $ (0.16)     $ (0.06)
 Net realized and unrealized gain (loss)on investments and foreign
  currency transactions ..............................................     (0.78)        (9.25)        9.09
 Net increase (decrease) from investment operations ..................   $ (0.84)      $ (9.41)     $  9.03
Distributions to shareholders:
 Net investment income ...............................................        --            --        (0.08)
 Net realized gain ...................................................     (0.03)        (1.28)          --
                                                                         -------       -------      -------
 Net increase (decrease) in net asset value ..........................   $ (0.87)      $(10.69)     $  8.95
                                                                         -------       -------      -------
Net asset value, end of period .......................................   $ 15.94       $ 16.81      $ 27.50
                                                                         =======       =======      =======
Total return* ........................................................     (4.98)%      (34.95)%      48.62%
Ratio of net expenses to average net assets+ .........................      1.75%         1.77%        1.76%
Ratio of net investment income (loss) to average net assets+ .........     (0.35)%       (0.75)%      (0.23)%
Portfolio turnover rate ..............................................        77%           50%          59%
Net assets, end of period (in thousands) .............................   $16,455       $20,689      $41,276
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ........................................................      2.68%         2.12%        2.10%
 Net investment loss .................................................     (1.28)%       (1.10)       (0.57)%
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses ........................................................      1.75%         1.75%        1.75%
 Net investment income (loss) ........................................     (0.35)%       (0.73)%      (0.22)%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

                              PIONEER GROWTH SHARES

                              FINANCIAL HIGHLIGHTS


                                                               Six Months
                                                                  Ended            Year
                                                                 6/30/04          Ended
CLASS A                                                        (Unaudited)       12/31/03
-------                                                        -----------       --------
Net asset value, beginning of period .....................      $  11.42         $   9.05
                                                                --------         --------
Increase (decrease) from investment operations:
 Net investment loss .....................................      $  (0.02)        $  (0.04)
 Net realized and unrealized gain (loss) on investments ..         (0.13)            2.41
                                                                --------         --------
 Net increase (decrease) from investment operations ......      $  (0.15)        $   2.37
Distributions to shareholders:
 Net realized gain .......................................            --               --
                                                                --------         --------
 Net increase (decrease) in net asset value ..............      $  (0.15)        $   2.37
                                                                --------         --------
 Net asset value, end of period ..........................      $  11.27         $  11.42
                                                                ========         ========
Total return* ............................................         (1.31)%          26.19%
Ratio of net expenses to average net assets+ .............          1.39%**          1.45%
Ratio of net investment loss to average net assets+ ......         (0.44)%**        (0.42)%
Portfolio turnover rate ..................................           197%**            47%
Net assets, end of period (in thousands) .................      $486,992         $516,234
Ratios with reductions for fees paid indirectly:
 Net expenses ............................................          1.39%**          1.45%
 Net investment loss .....................................         (0.44)%**        (0.42)%

                                                                Year           Year           Year            Year
                                                                Ended         Ended          Ended           Ended
CLASS A                                                     12/31/02 (a)     12/31/01       12/31/00        12/31/99
-------                                                     ------------     --------       --------        --------
Net asset value, beginning of period .....................    $  13.90      $  17.21       $    20.16      $    20.34
                                                              --------      --------       ----------      ----------
Increase (decrease) from investment operations:
 Net investment loss .....................................    $  (0.04)     $  (0.04)      $    (0.09)     $    (0.09)
 Net realized and unrealized gain (loss) on investments ..       (4.81)        (3.27)           (1.81)           1.59
                                                              --------      --------       ----------      ----------
 Net increase (decrease) from investment operations ......    $  (4.85)     $  (3.31)      $    (1.90)     $     1.50
Distributions to shareholders:
 Net realized gain .......................................          --            --            (1.05)          (1.68)
                                                              --------      --------       ----------      ----------
 Net increase (decrease) in net asset value ..............    $  (4.85)     $  (3.31)      $    (2.95)     $    (0.18)
                                                              --------      --------       ----------      ----------
 Net asset value, end of period ..........................    $   9.05      $  13.90       $    17.21      $    20.16
                                                              ========      ========       ==========      ==========
Total return* ............................................      (34.89)%      (19.23)%          (9.57)%          7.40%
Ratio of net expenses to average net assets+ .............        1.39%         1.18%            1.22%           1.02%
Ratio of net investment loss to average net assets+ ......       (0.39)%       (0.29)%          (0.60)%         (0.41)%
Portfolio turnover rate ..................................          88%          111%              58%             48%
Net assets, end of period (in thousands) .................    $452,070      $836,149       $1,197,025      $1,935,072
Ratios with reductions for fees paid indirectly:
 Net expenses ............................................        1.38%         1.16%            1.19%           1.00%
 Net investment loss .....................................       (0.38)%       (0.27)%          (0.57)%         (0.39)%


----------
(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio with no reduction for fees paid indirectly.

                               PIONEER VALUE FUND

                              FINANCIAL HIGHLIGHTS


                                                                    Six Months
                                                                      Ended            Year
                                                                     3/31/04           Ended
CLASS A                                                            (Unaudited)        9/30/03
-------                                                            -----------        -------
Net asset value, beginning of period ..........................    $    16.25       $    15.29
                                                                   ----------       ----------
Increase (decrease) from investment operations:
 Net investment income ........................................    $     0.07       $     0.11
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................          2.52             3.20
                                                                   ----------       ----------
 Net increase (decrease) from investment operations ...........    $     2.59       $     3.31
Distributions to shareholders:
 Net investment income ........................................         (0.08)           (0.24)
 Net realized gain ............................................         (0.04)           (2.11)
                                                                   ----------       ----------
 Net increase (decrease) in net asset value ...................    $     2.47       $     0.96
                                                                   ----------       ----------
 Net asset value, end of period ...............................    $    18.72       $    16.25
                                                                   ==========       ==========
Total return* .................................................         15.98%           22.94%
Ratio of net expenses to average net assets ...................          1.06%**          1.19%
Ratio of net investment income to average net assets+ .........          0.70%**          0.85%
Portfolio turnover rate .......................................            35%**            40%
Net assets, end of period (in thousands) ......................    $3,843,212       $3,424,962
Ratios assuming reduction for fees paid indirectly:
 Net expenses .................................................          1.06%**          1.19%
 Net investment income ........................................          0.70%**          0.85%

                                                                      Year            Year           Year           Year
                                                                     Ended           Ended           Ended          Ended
CLASS A                                                             9/30/02         9/30/01         9/30/00        9/30/99
-------                                                             -------         -------         -------        -------
Net asset value, beginning of period ..........................    $    19.12      $    22.67     $    20.16     $    18.32
                                                                   ----------      ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income ........................................    $     0.15      $     0.17     $     0.20     $     0.21
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...............................         (3.17)          (2.05)           3.0          21.97
                                                                   ----------      ----------     ----------     ----------
 Net increase (decrease) from investment operations ...........    $    (3.02)     $    (1.88)    $     3.22     $     2.18
Distributions to shareholders:
 Net investment income ........................................         (0.09)          (0.14)         (0.20)         (0.19)
 Net realized gain ............................................         (0.72)          (1.53)         (0.51)         (0.15)
                                                                   ----------      ----------     ----------     ----------
 Net increase (decrease) in net asset value ...................    $    (3.83)     $    (3.55)    $     2.51     $     1.84
                                                                   ----------      ----------     ----------     ----------
 Net asset value, end of period ...............................    $    15.29      $    19.12     $    22.67     $    20.16
                                                                   ==========      ==========     ==========     ==========
Total return* .................................................        (16.78)%         (8.88)%        16.29%         11.86%
Ratio of net expenses to average net assets ...................          1.16%           1.01%          0.96%          0.96%
Ratio of net investment income to average net assets+ .........          0.74%           0.76%          0.81%          0.93%
Portfolio turnover rate .......................................            61%              3%             3%            12%
Net assets, end of period (in thousands) ......................    $3,016,623      $3,885,560     $4,614,739     $5,125,858
Ratios assuming reduction for fees paid indirectly:
 Net expenses .................................................          1.16%           0.99%          0.94%          0.95%
 Net investment income ........................................          0.74%           0.78%          0.83%          0.94%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios assuming no reduction for fees paid indirectly.

                           PIONEER MID CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS


                                                                         Six Months
                                                                            Ended               Year
                                                                           4/30/04              Ended
CLASS A                                                                  (Unaudited)          10/31/03
-------                                                                  -----------          --------
Net asset value, beginning of period ............................       $    22.25           $    16.93
                                                                        ----------           ----------
Increase (decrease) from investment operations:
 Net investment income (loss) ...................................       $     0.01           $     0.04
 Net realized and unrealized gain (loss) on investments .........             2.03                 5.28
                                                                        ----------           ----------
 Net increase (decrease) from investment operations .............       $     2.04           $     5.32
Distributions to shareholders:
 Net investment income ..........................................            (0.03)                  --
 Net realized gain ..............................................            (0.49)                  --
                                                                        ----------           ----------
 Net increase (decrease) in net asset value .....................             1.52           $     5.32
                                                                        ----------           ----------
 Net asset value, end of period .................................       $    23.77           $    22.25
                                                                        ==========           ==========
Total return* ...................................................             9.37%               31.42%
Ratio of net expenses to average net assets+ ....................             1.19%**(a)           1.37%
Ratio of net investment income (loss) to average net assets+ ....             0.08%**(a)           0.24%
Portfolio turnover rate .........................................               46%**                58%
Net assets, end of period (in thousands) ........................       $1,363,097           $1,208,400
Ratios with reduction for fees paid indirectly:
 Net expenses ...................................................             1.19%**(a)           1.37%
 Net investment income (loss) ...................................             0.08%**(a)           0.24%

                                                                       Year         Year         Year          Year
                                                                      Ended         Ended        Ended         Ended
CLASS A                                                              10/31/02     10/31/01     10/31/00      10/31/99
-------                                                              --------     --------     --------      --------
Net asset value, beginning of period ............................    $  19.29     $  20.83     $  19.90     $    19.02
                                                                     --------     --------     --------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss) ...................................    $  (0.02)    $  (0.01)    $   0.11     $     0.12
 Net realized and unrealized gain (loss) on investments .........       (0.97)        0.34         3.46           1.70
                                                                     --------     --------     --------     ----------
 Net increase (decrease) from investment operations .............    $  (0.99)    $   0.33     $   3.57     $     1.82
Distributions to shareholders:
 Net investment income ..........................................          --           --           --          (0.02)
 Net realized gain ..............................................       (1.37)       (1.87)       (2.64)         (0.92)
                                                                     --------     --------     --------     ----------
 Net increase (decrease) in net asset value .....................    $  (2.36)    $  (1.54)    $   0.93     $     0.88
                                                                     --------     --------     --------     ----------
 Net asset value, end of period .................................    $  16.93     $  19.29     $  20.83     $    19.90
                                                                     ========     ========     ========     ==========
Total return* ...................................................       (5.99)%       1.85%       20.00%         10.02%
Ratio of net expenses to average net assets+ ....................        1.30%        1.24%        1.13%          1.18%
Ratio of net investment income (loss) to average net assets+ ....       (0.09)%       0.01%        0.27%          0.37%
Portfolio turnover rate .........................................          65%          95%          70%            75%
Net assets, end of period (in thousands) ........................    $890,856     $921,310     $945,583     $1,067,562
Ratios with reduction for fees paid indirectly:
 Net expenses ...................................................        1.30%        1.22%        1.11%          1.16%
 Net investment income (loss) ...................................       (0.09)%       0.03%        0.29%          0.39%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a) In the absence of the negative printing fees in the statement of operations, which relates to a change in estimate for printing fees in the period ended October 31, 2003, the gross expense ratio and net investment income ratio to average net assets would have been 1.20% and 0.07%, respectively.

                          PIONEER SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS


                                                                 Six Months
                                                                    Ended           Year
                                                                   5/31/04         Ended
CLASS A                                                          (Unaudited)      11/30/03
-------                                                          -----------      --------
Net asset value, beginning of period ........................     $  27.10        $  21.51
                                                                  --------        --------
Increase (decrease) from investment operations:
 Net investment loss ........................................     $  (0.07)       $  (0.07)
 Net realized and unrealized gain (loss) on investments and
  futures contracts .........................................         2.67            5.78
                                                                  --------        --------
 Net increase (decrease) from investment operations .........     $   2.60        $   5.71
Distributions to shareholders:
 Net realized gain ..........................................           --           (0.12)
                                                                  --------        --------
 Net increase (decrease) in net asset value .................     $   2.60        $   5.59
                                                                  --------        --------
 Net asset value, end of period .............................     $ 29.70         $  27.10
                                                                  ========        ========
Total return* ...............................................         9.59%          26.56%
Ratio of net expenses to average net assets+ ................         1.51%**         1.66%
Ratio of net investment loss to average net assets+ .........        (0.50)%*        (0.32)%
Portfolio turnover rate .....................................           31%**           37%
Net assets, end of period (in thousands) ....................     $256,248        $201,892
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ...............................................         1.51%**         1.66%
 Net investment loss ........................................        (0.50)%**       (0.32)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses ...............................................         1.51%**         1.65%
 Net investment loss ........................................        (0.50)%**       (0.31)%

                                                                   Year         Year         Year         Year
                                                                  Ended         Ended        Ended       Ended
CLASS A                                                          11/30/02     11/30/01     11/30/00     11/30/99
-------                                                          --------     --------     --------     --------
Net asset value, beginning of period ........................    $  22.46     $ 20.10      $ 17.40      $ 13.85
                                                                 --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment loss ........................................    $  (0.24)    $ (0.09)     $ (0.12)     $ (0.08)
 Net realized and unrealized gain (loss) on investments and
  futures contracts .........................................       (0.69)       3.29         3.13         3.63
                                                                 --------     -------      -------      -------
 Net increase (decrease) from investment operations .........    $  (0.93)    $  3.20      $  3.01      $  3.55
                                                                                           -------      -------
Distributions to shareholders:
 Net realized gain ..........................................       (0.02)      (0.84)       (0.31)          --
                                                                 --------     -------      -------      -------
 Net increase (decrease) in net asset value .................    $  (0.95)    $  2.36      $  2.70      $  3.55
                                                                 --------     -------      -------      -------
 Net asset value, end of period .............................    $  21.51     $ 22.46      $ 20.10      $ 17.40
                                                                 ========     =======      =======      =======
Total return* ...............................................       (4.16)%     15.92%       17.26%       25.63%
Ratio of net expenses to average net assets+ ................        1.65%       1.79%        1.72%        2.02%
Ratio of net investment loss to average net assets+ .........       (0.49)%     (0.33)%      (0.27)%      (0.71)%
Portfolio turnover rate .....................................          31%         49%          61%          78%
Net assets, end of period (in thousands) ....................    $139,170     $73,855      $58,323      $33,714
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses ...............................................        1.65%       1.79%        1.72%        2.02%
 Net investment loss ........................................       (0.49)%     (0.33)%      (0.27)%      (0.71)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses ...............................................        1.63%       1.76%        1.69%        1.98%
 Net investment loss ........................................       (0.47)%     (0.30)%      (0.24)%      (0.67)%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING


Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees and officers of your Safeco Fund or its affiliates, including personnel of your Safeco Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. Georgeson Shareholder Communications Corporation, 17 State Street, New York, NY 10004, has been retained to provide proxy solicitation services to the Funds at a cost of approximately $30,000. Pioneer and Symetra will bear the cost of such solicitation.


Revoking Proxies

     A Safeco Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:


     o by filing a written notice of revocation with your Safeco Fund's transfer agent, Safeco Services Corporation, at 4854 154th Place, N.E., Redmond, WA 98052, or


     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Safeco Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


     Only shareholders of record on October 8, 2004 (the "record date") are entitled to notice of and to vote at the Meetings. As of the record date, the following number of shares of each Safeco Fund were outstanding.



                                                Shares Outstanding
Safeco Fund                                   (as of October 8, 2004)
-----------                                   -----------------------
  Safeco Balanced Fund .....................        1,524,501.995
  Safeco Core Equity Fund ..................       37,767,966.955
  Safeco Growth Opportunities Fund .........       19,115,534.708
  Safeco International Stock Fund ..........        3,191,887.818
  Safeco Large-Cap Growth Fund .............          694,809.278
  Safeco Large-Cap Value Fund ..............        7,551,928.230
  Safeco Multi-Cap Core Fund ...............        3,514,922.442
  Safeco Small-Cap Value Fund ..............        3,908,412.105


Other Business


     Your Safeco Fund's board of trustees knows of no business to be presented for consideration at the Meetings other than Proposals 1(a)-(h) and 2(a)-(h). If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.


Adjournments

     If, by the time scheduled for a Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the board of trustees of your Safeco Fund will set a new record date), your Safeco Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting


     In addition to soliciting proxies by mail, by fax or in person, your Safeco Fund may also arrange to have votes recorded by telephone by officers and employees of your Safeco Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your Safeco Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.


     o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

     o    Read the proxy statement and have your proxy card at hand.

     o    Go to the Web site listed on your proxy card.

     o    Enter control number found on your proxy card.

     o    Follow the simple instructions on the Web site. Please call [        ]
          us at [1-800         ] if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals


     Your Safeco Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the your Safeco Fund to Safeco Mutual Funds, Attention: Legal Department at 4854 154th Place N.E., Redmond, WA 98052 within a reasonable time before any meeting. If the Reorganization is completed, your Safeco Fund will not hold another shareholder meeting.


Appraisal Rights


     If the Reorganization of your Safeco Fund is approved at the Meeting, shareholders of your Safeco Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your Safeco Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations. After the Reorganization, shareholders of your Safeco Fund will hold shares of a Pioneer Fund which may also be redeemed at net asset value without being subject to any deferred sales charges.

                     OWNERSHIP OF SHARES OF THE SAFECO FUNDS

     To the knowledge of your Safeco Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Safeco Funds.



------------------------------------------------------------------------------------------------------
            Safeco Fund                       Shareholder Name and Address           Percentage Owned
------------------------------------------------------------------------------------------------------
 Safeco Balanced Fund                 Symetra Asset Management Co.                         35.03%
                                      4854 154th Place NE
                                      Redmond, WA 98052
------------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund              Charles Schwab & Co. Inc.                            17.66%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund     Charles Schwab & Co. Inc.                            19.44%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
                                      Wells Fargo & Company                                 5.66%
                                      420 Montgomery Street
                                      San Francisco, California 94163
------------------------------------------------------------------------------------------------------
                                      National Financial Services Corp.                     5.61%
                                      for the Exclusive Benefit of Our Customers
                                      Attn.: Mutual Funds Dept. 5th Fl.
                                      200 Liberty St., 1 World Financial Center
                                      New York, NY 10281-1003
------------------------------------------------------------------------------------------------------
 Safeco International Stock Fund      Wells Fargo & Company                                30.77%
                                      420 Montgomery Street
                                      San Francisco, California 94163
------------------------------------------------------------------------------------------------------
                                      Symetra Asset Management Co.                         21.91%
                                      4854 154th Place NE
                                      Redmond, WA 98052
------------------------------------------------------------------------------------------------------
                                      Charles Schwab & Co. Inc.                            16.93%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund         Symetra Asset Management Co.                         72.10%
                                      4854 154th Place NE
                                      Redmond, WA 98052
------------------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund          Wells Fargo & Company                                 6.65%
                                      420 Montgomery Street
                                      San Francisco, California 94163
------------------------------------------------------------------------------------------------------
                                      Charles Schwab & Co. Inc.                             6.60%
                                      Exclusive Benefit of Its Customers
                                      Attn: Mutual Fund Department
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
          Safeco Fund                    Shareholder Name and Address           Percentage Owned
-------------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund      Charles Schwab & Co. Inc.                            5.10%
                                 Exclusive Benefit of Its Customers
                                 Attn: Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund     Wells Fargo & Company                               27.04%
                                 420 Montgomery Street
                                 San Francisco, California 94163
-------------------------------------------------------------------------------------------------
                                 National Financial Services Corp.                   16.55%
                                 for the Exclusive Benefit of Our Customers
                                 Attn.: Mutual Funds Dept. 5th Fl.
                                 200 Liberty St., 1 World Financial Center
                                 New York, NY 10281-1003
-------------------------------------------------------------------------------------------------
                                 Charles Schwab & Co. Inc.                           15.56%
                                 Exclusive Benefit of Its Customers
                                 Attn: Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------



     As of December 31, 2003, the trustees and officers of your Safeco Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your Safeco Fund.

     Symetra or other companies controlled by Symetra own shares of certain Safeco Funds. Those shares will be voted pro rata in accordance with the vote cast by shareholders of the applicable Fund.

                    OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     To the knowledge of your Pioneer Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.



----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                  Shareholder Name and Address                  Percentage Owned
----------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund
----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                       5.21%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                       6.53%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                     7.84%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
----------------------------------------------------------------------------------------------------
 Pioneer Fund
----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                      15.03%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                      34.48%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                     8.79%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
----------------------------------------------------------------------------------------------------
 Class R Shares        ING National Trust, Trustee                                      43.47%
                       Agreement and Aetna 403(b)(7)
                       Custodial Acct 3/26/97 Trustee for Thomas J. Botticelli
                       DTD 4/22/96
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                               19.93%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO Big Boy 401(K)                       5.96%
                       Plan & Trust
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
----------------------------------------------------------------------------------------------------
 Class Y Shares        Pioneer Protected Principal Plus Fund II                         12.19%
                       60 State St.
                       Boston, MA 02109-1800
----------------------------------------------------------------------------------------------------
                       NFSC FEBO #U71-000027                                            12.78%
                       First Command Bank Trust Dept.
                       P.O. Box 901075
                       Fort Worth, TX 76101-2075
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                  Shareholder Name and Address                 Percentage Owned
---------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                      5.51%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------
                       State St. Bank and Trust Trustee                                59.51%
                       FBO Pacificorp K Plus Savings Plan Trust DTD 1/9/96
                       805 Pennsylvania Ave.
                       5th Fl., Tower 2
                       Kansas City, MO 64105-1307
---------------------------------------------------------------------------------------------------
                       State of Florida Public Employees Optional Retirement            6.00%
                       Program
                       1801 Hermitage Blvd., Ste 100
                       Tallahassee, FL 32308-7743
---------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund
---------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                      6.89%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------
 Class Y Shares        FISERV Securities, Inc.                                         20.10%
                       FAO 58861625
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
---------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                         24.75%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
---------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                         54.32%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
---------------------------------------------------------------------------------------------------
 Pioneer Growth Shares
---------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                      6.85%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                     11.53%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                  Shareholder Name and Address                  Percentage Owned
----------------------------------------------------------------------------------------------------
 Class R Shares        MLPFS For The Sole Benefit of its Customers                      51.38
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                               13.09%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------
                       A T Systems Inc. 401K Plan                                        6.99%
                       Tom Donaldson ETAL
                       4257 Diplomacy Dr.
                       Columbus, OH 43228-3803
----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                     21.88%
                       AM-Liner Savings & Retirement
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
----------------------------------------------------------------------------------------------------
 Class Y Shares        MLPFS For The Sole Benefit of its Customers                      85.13%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund
----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                       8.80%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                      18.39%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                     9.22%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
----------------------------------------------------------------------------------------------------
 Class R Shares        MCB Trust Services Cust. FBO                                     11.38%
                       United International Corp
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
----------------------------------------------------------------------------------------------------
                       ING National Trust, Trustee                                      20.50%
                       Agreement and Aetna 403(b)(7)
                       Custodial Acct 3/26/97 Trustee for Thomas J. Botticelli
                       DTD 4/22/96
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                      13.61%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------
                       Aetna Life Insurance & Annuity Co.                               23.70%
                       151 Farmington Avenue -- TN41
                       Hartford, CT 06156-0001
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                       5.52%
                       Foxcor, Inc.
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
 Class Y Shares        John F. Cogan Jr.                                                  8.77%
                       C/O Hale and Dorr
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle            8.88%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                       55.07%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund
-----------------------------------------------------------------------------------------------------
 Class A Shares        MLPFS For The Sole Benefit of its Customers                        7.28%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class B Shares        MLPFS For The Sole Benefit of its Customers                        9.53%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
 Class C Shares        MLPFS For The Sole Benefit of its Customers                       26.91%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       Citigroup Global Markets Inc.                                     10.97%
                       333 West 34th St., 7th Fl.
                       New York, NY 10001-2402
-----------------------------------------------------------------------------------------------------
 Class R Shares        MCB Trust Services Cust. FBO                                      13.45%
                       United International Corp.
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
                       MLPFS For The Sole Benefit of its Customers                       21.91%
                       Mutual Fund Administration
                       4800 Deer Lake Drive East, 2nd Fl.
                       Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                      20.94%
                       Gerken Retirement Savings Plan
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
                       MCB Trust Services Cust. FBO                                       5.60%
                       Telecommunications Asset Management
                       700 17th St., Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
                       BISYS Retirement Services FBO                                      9.10%
                       Fong & Chan Architects 401K
                       700 17th St. Ste 300
                       Denver, CO 80202-3531
-----------------------------------------------------------------------------------------------------
 Class Y Shares        FISERV Securities, Inc.                                            5.21%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                            7.02%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr.                                                 34.51%
                       C/O Hale and Dorr
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle           34.83%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       P.O. Box 1711
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan and William Schmidt                                 13.93%
                       TTEESO/The John F. Cogan Jr. Family Trust
                       C/O Hale & Dorr Trust Dept.
                       P.O. Box 1711
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
 Pioneer Value Fund
-----------------------------------------------------------------------------------------------------
 Class A Shares        Nuernberger Lebensversicherung                                     5.27%
                       AGKA-Controlling
                       Ostendstr. 100
                       D-90334 Nuernberg, Mittelfr, Germany
-----------------------------------------------------------------------------------------------------
                       PFPC                                                              20.94%
                       FBO Primerica Shareholder Services
                       211 S. Gulf Road
                       King of Prussia, PA 19406
-----------------------------------------------------------------------------------------------------
 Class R Shares        Pioneer Funds Distributor Inc.                                     6.66%
                       Attn: Carrie Cuscia
                       60 State Street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Pioneer Fund/Class                   Shareholder Name and Address                  Percentage Owned
-----------------------------------------------------------------------------------------------------
                       Athletic Clubs International 401(k) Profit Sharing Plan            92.13%
                       Francis Cassidy, et al
                       2729 St. Marys Road
                       Ardmore, PA 19003-2026
-----------------------------------------------------------------------------------------------------
 Class Y Shares        John F. Cogan Jr.                                                  19.58%
                       C/O Hale and Dorr
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                             6.25%
                       FAO 58861625
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                            10.25%
                       FAO 58861649
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       FISERV Securities, Inc.                                            18.73%
                       FAO 58861654
                       Attn: Mutual Funds
                       One Commerce Square
                       2005 Market Street, Suite 1200
                       Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------------------------
                       John F. Cogan Jr. & Mary Cornille & Pamela Cogan Riddle            33.65%
                       & Gregory Cogan TTEESO/The Cogan Family Foundation
                       C/O Hale & Dorr Trust Dept.
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------
                       John F. Cogan and William Schmidt                                   8.38%
                       TTEESO/The John F. Cogan Jr. Family Trust
                       C/O Hale & Dorr Trust Dept.
                       60 State street
                       Boston, MA 02109-1800
-----------------------------------------------------------------------------------------------------



     As of December 31, 2003, the trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.

                                     EXPERTS

Safeco Funds


     The financial statements and financial highlights of each Safeco Fund incorporated by reference in the respective Safeco Trust's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.


Pioneer Funds


     The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year end (except in the case of Pioneer Value Fund, in which case the Annual Report incorporated by reference is for the fiscal year ended September 30, 2003) have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.


                              AVAILABLE INFORMATION


     The Safeco Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A-1 - Form of Agreement and Plan of Reorganization (C/D Reorganizations)
--------------------------------------------------------------------------------


                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this day of __________, 2004, by and between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Fund] (the "Acquired Fund"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(C/D) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Safeco Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate NAV equal to the NAV of the Acquired Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2(a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive such number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.


     2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by Safeco Asset Management, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 8, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

     (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

     (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

     (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

     (g) Since December 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

      (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

          (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

          (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

          (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

          (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

          (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

          (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;


          (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

          (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

          (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

          (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

          (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

          (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

          (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

          (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

          (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
      Schedule 4.1; and

          (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

     (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

     (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l)The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

     (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

     (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (s) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (g) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [most recent fiscal year end] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

     (h) Since [most recent fiscal year end], except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for
  the period ended [      ], there has not been any material adverse change in
  the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

     (i) (A) For each taxable year of its operation since its inception, the Acquiring Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

         (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

         (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

         (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

         (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

         (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

         (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

         (H) The Acquiring Trust has delivered to Safeco Trust or made available to Safeco Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
     Section 6662 of the Code;

         (I) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

         (J) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

         (K) The Acquiring Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

         (L) The Acquiring Fund is not a party to a gain recognition agreement under Section 367 of the Code;

         (M) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
     Schedule 4.2;

     (j) The Acquiring Fund currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

     (l) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


     (m) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (o) All of the issued and outstanding Acquiring Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

     (p) The prospectus and statement of additional information of the Acquiring Fund and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

     (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Safeco Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the

Reorganization from qualifying, as a reorganization under the provisions of
Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)[insert (C) or (D), as applicable] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code;

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.7 The Acquiring Trust shall have made a distribution of capital gains to its shareholders in November 2004 in accordance with its normal practices and, unless the Acquiring Fund distributes income monthly, the dividend distribution that the Acquiring Fund normally would make in December of 2004 shall have been made to shareholders of record prior to the Closing.

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Funds associated with the Reorganization, including, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Safeco Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

     (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

     (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Symetra Financial Corporation, 5069 154th Place,

N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109,
Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention:
David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                 [SAFECO TRUST] on behalf of
                                        [SAFECO FUND]


By: __________________________________  By: __________________________________
Name:                                   Name:
Title: Secretary                        Title: President


Attest:                                 [PIONEER TRUST] on behalf of
                                        [PIONEER FUND]


By: __________________________________  By: __________________________________
Name:                                   Name:
Title: Secretary                        Title:

Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                  [PIONEER TRUST] ON BEHALF OF [PIONEER FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of _____________ , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust ("Acquiring Trust"), on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust, on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, [a statutory] [business] trust organized under the laws of the [State of Delaware] [Commonwealth of Massachusetts], and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception and qualifies for such treatment as of the time of the Closing.

     8. Acquiring Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Acquired Fund Shareholders [will/will not] be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code) of Acquiring Fund after the transaction.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.


                                   * * * * *

     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                     [PIONEER TRUST] on behalf of [Pioneer Fund]


                                     By: __________________________________


                                         Name: _____________________________

                                         Title: ____________________________


Dated: ______________, 2004

Annex B

                       TAX REPRESENTATION CERTIFICATE OF

                                [SAFECO TRUST]
                          ON BEHALF OF [SAFECO FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust, on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Fund is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. Pursuant to the transaction, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the transaction. For the purposes of the foregoing, any amounts Acquired Fund uses to pay its transaction expenses and to make redemptions and distributions immediately before the transaction (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the transaction.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of
Section 357(d) of the Code.

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets held by Acquired Fund as of the opening of business on August 2, 2004 (the date the Acquiring Fund Adviser became investment adviser to Acquired Fund) were Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Fund incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. Acquired Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Fund does not pay compensation to any shareholder-employee.

     16. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

     17. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of material funds, which, in the long term, is intended to result in lower expenses and increased assets.

     18. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.

                                   * * * * *

     The undersigned officer of Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       SAFECO TRUST, on behalf of SAFECO FUND



                                       By: ____________________________________


                                           Name: ______________________________


                                           Title: _____________________________

Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganization)
------------------------------------------------------------------------------

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this day of ______________, 2004, by and between [Pioneer Trust], a [Delaware statutory][Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Fund] (the "Acquired Fund"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Safeco Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

     2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund and of each Institutional Class shares thereof shall be computed by Safeco Asset Management, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 8, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co.

(the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since December 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.1; and

               (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to

     Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

          (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (t) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, each dated [ ], 2004, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

          (i) The Acquiring Fund currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (j) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

          (k) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


          (l) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (m) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (n) The prospectus and statement of additional information of the Acquiring Fund, and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (o) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (p) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Safeco Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and

Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Funds associated with the Reorganization, including the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Safeco Trust each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

     (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

     (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

     (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

     (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

     (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Symetra Financial Corporation, 5069 154th Place, N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention:
Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                 [SAFECO TRUST]
                                        on behalf of
                                        [SAFECO FUND]

By: ___________________________________ By: ___________________________________
Name:                                   Name:
Title: Secretary                        Title: President


Attest:                                 [PIONEER TRUST]
                                        on behalf of
                                        [PIONEER FUND]


By: ___________________________________ By: ___________________________________
Name:                                   Name:
Title:                                  Title:

Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                   [PIONEER TRUST ON BEHALF OF PIONEER FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of __________ , 2004 between [Pioneer Trust], a [Delaware statutory][Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust, on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund, and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, a [statutory][business] trust established under the laws of the [State of Delaware][Commonwealth of Massachusetts], and Acquiring Fund will be treated after the Closing as a separate corporation for federal tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no shares of Acquiring Fund issued and outstanding prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) of Acquired Fund in a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73 54, 1973 1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

     8. Acquiring Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for the Acquired Assets.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.


                                   * * * * *

     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       [PIONEER TRUST], on
                                       behalf of [Pioneer Fund]



                                       By: ___________________________________


                                           Name: _____________________________

                                           Title: ____________________________


Dated: ______________, 2004

Annex B

                       TAX REPRESENTATION CERTIFICATE OF

                                [SAFECO TRUST]
                          ON BEHALF OF [SAFECO FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of ______________, 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust, on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Fund is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. In the transaction, Acquired Fund will transfer its assets to Acquiring Fund, which will assume the Assumed Liabilities, such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which assets constitute less than 1% of the net assets of Acquired Fund.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and the fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of Section 357(d) of the Code.

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets of the Acquired Fund held by Acquiring Fund as of the opening of business on August 2, 2004 (the date the Acquiring Fund Adviser became the investment adviser to Acquired Fund) were Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Fund incurred by it in connection with the transaction, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. Acquired Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Fund does not pay compensation to any shareholder-employee.

     16. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.

     17. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

     18. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.

                                   * * * * *

     The undersigned officer of the Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.



                                       [SAFECO TRUST], on
                                       behalf of [SAFECO FUND]



                                       By: _____________________________________


                                           Name: _______________________________

                                           Title: ______________________________

                 Exhibit B -- Form of Interim Advisory Agreement


     AGREEMENT dated as of August 2, 2004, between Pioneer Investment Management, Inc. ("Pioneer"), a Delaware corporation and a member of the UniCreditio Italiano Banking Group, Register of Banking Groups, and [SAFECO TRUST], a Delaware statutory trust (the "Trust"), on behalf of its series [SAFECO FUNDS] (the "Fund").


     Whereas, Safeco Asset Management Company has acted as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated (the "Prior Agreement").


     Whereas, the Prior Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

     Whereas, the Prior Agreement is being terminated as a result of assignment.

     Whereas, the Board of Trustees has determined to appoint Pioneer as investment adviser to the Fund.

     Whereas, this Agreement is being entered into in reliance upon Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Now therefore the Trust and Pioneer agree as follow:

     Section 1. The Trust appoints Pioneer as investment adviser of the Funds for the period and on the terms set forth herein. Pioneer accepts such appointment.

     Section 2. Pioneer and the Trust, on behalf of the Fund, hereby agree that the provisions of the Prior Agreement (other than as to the term of the Prior Agreement, the identity of the Adviser and the use of the "Safeco" name) are incorporated herein by reference and made a part hereof as if references to the Adviser were to Pioneer. Without limiting the forgoing, Pioneer shall be entitled to the fee for its services provided for in the Prior Agreement from (but exclusive of) the date hereof until the termination of this Agreement, except as provided in Section 3 below.

     Section 3. In the event that this Agreement is not approved by a majority of the Trust's outstanding voting securities (as such term is used in the Investment Company Act), Pioneer shall be entitled to a fee equal to the cost to Pioneer of performing its services under this Agreement in lieu of the fee provided for in Section 2. For purposes of this Agreement, Pioneer's costs in providing the services under this Agreement shall be equal to the pro rata portion of Pioneer's expenses for the term of this Agreement attributable to its investment company advisory business, calculated as follows: Pioneer cost in providing investment advisory services to its investment companies of the same type (i.e., domestic equity, international, fixed income, money market) multiplied by a fraction the numerator of which shall be the average daily net assets of the Fund during the term of this Agreement and the denominator of which shall be the average month end net assets under Pioneer's management of all of its investment company clients.

     Section 4. The compensation earned by Pioneer under Section 2 of this Agreement shall be held in an interest bearing escrow account with the Fund's custodian. If a majority of the outstanding voting securities approves this Agreement prior to the end of its term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve this Agreement prior to the end of its term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) the fee provided for in Section 3 (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the Fund.

     Section 5. This Agreement shall become effective on August 2, 2004. Unless terminated as provided below, this Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Fund into [name of Pioneer Fund], (ii) approval of a Management Contract between the Fund and Pioneer and (iii) a date that is the later of 150 days after the date of the termination of the Prior Agreement or such later date as may be consistent with a rule or interpretive position (formal or informal) of the staff of the Securities and Exchange Commission. This Agreement may be terminated at any time without payment of penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Pioneer may terminate this Agreement at any time without payment of any penalty on not less than 60 days written notice to the Fund. This Agreement shall automatically terminate upon its assignment as defined in the Investment Company Act.

     In witness whereof, the parties hereto have executed this Agreement as the 2nd day of August 2004.


                                        [SAFECO TRUST]



                                        By: ____________________________________


                                        Its: ___________________________________



                                        PIONEER INVESTMENT MANAGEMENT, INC.


                                        By: ____________________________________



                                        Its: ___________________________________

            Exhibit C -- Additional Information Pertaining to Pioneer


PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS


     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.



-----------------------------------------------------------------------------------------------------------------
                                      Net assets of Fund                        Management fee rate
              Fund                (as of September 30, 2004)       (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund                   $ 44,418,013         0.65% of the Funds average net assets up to $1
                                                              billion, 0.60% of the next $4 billion; and 0.55% of
                                                              the excess over $5 billion.
-----------------------------------------------------------------------------------------------------------------
 Pioneer Emerging Markets Fund           $268,254,326         1.15%
-----------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income Fund              $874,304,393         0.60 of the funds average net assets up to $10
                                                              billion and 0.575% on the assets over $10 billion.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                           Net assets of Fund                        Management fee rate
                 Fund                  (as of September 30, 2004)       (as a percentage of average daily net assets)
----------------------------------------------------------------------------------------------------------------------
 Pioneer Europe Fund                         $  171,301,516        1.00% of the Funds average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Europe Select Fund                  $    6,725,644        1.00% of the Funds average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Fund                                $6,131,707,342        0.60% +/- 10% depending on performance vs. S&P
                                                                   500 Index.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares                       $  663,767,737        0.70% of the Funds average net assets up to $500
                                                                   million, 0.65% of the next $500 million and 0.625%
                                                                   of the excess over $1 billion.
                                                                   +/- 10% depending on performance vs. Russell 1000
                                                                   Index.
----------------------------------------------------------------------------------------------------------------------
 Pioneer International Equity Fund           $   36,478,202        1.00% of the Funds average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
----------------------------------------------------------------------------------------------------------------------
 Pioneer International Value Fund            $  130,773,125        1.00% of the Funds average net assets up to $300
                                                                   million, 0.85% of the next $200 million and 0.75%
                                                                   of the excess over $500 million.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Large Cap Growth Fund               $    1,694,987        0.75%
----------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Growth Fund                 $  559,334,106        0.625% +/- .20% depending on performance vs. S&P
                                                                   Mid Cap 400 Index.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value Fund                  $1,842,494,003        0.70% of the Funds average net assets up to $500
                                                                   million, 0.65% of the next $500 million and 0.625%
                                                                   of the excess over $1 billion.
                                                                   +/- .10% depending on performance vs. Russell Mid
                                                                   Cap Value Index.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                 $   39,073,966        0.75% of the next $1 billion and 0.70% of the
 Growth Fund                                                       excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Small Cap                 $   47,438,259        0.85% of the next $1 billion and 0.80% of the
 Growth Fund                                                       excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific                $   20,219,066        0.75% of the next $1 billion and 0.70% of the
 Rim Fund                                                          excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap              $   40,835,919        0.85% of the next $1 billion and 0.80% of the
 Growth Fund                                                       excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Stock Fund                     $   43,972,353        0.75% of the next $1 billion and 0.70% of the
                                                                   excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Strategic Growth Fund          $   43,117,493        0.75% of the next $1 billion and 0.70% of the
                                                                   excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Research Fund                       $   18,315,138        0.75% of the next $1 billion and 0.70% of the
                                                                   excess over $1 billion.
----------------------------------------------------------------------------------------------------------------------
 Pioneer Select Equity Fund                  $      496,845        0.75%
----------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value Fund                $  517,033,022        0.85%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                            Net assets of Fund                     Management fee rate
                 Fund                   (as of September 30, 2004)    (as a percentage of average daily net assets)
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company Fund                   $  186,036,475        0.85%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Value Fund                           $3,788,405,005        0.60% +/- .10% depending on performance vs.
                                                                    Lipper Growth and Income Fund Index.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------------------------------------------
 Pioneer Balanced VCT Portfolio               $   44,699,291        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Equity Income VCT Portfolio          $  874,304,393        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Emerging Markets VCT                 $   33,358,556        1.15%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Europe VCT Portfolio                 $   14,946,105        1.00%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Fund VCT Portfolio                   $  265,027,924        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Growth Shares VCT Portfolio          $   36,316,518        0.70%
--------------------------------------------------------------------------------------------------------------------
 Pioneer International Value VCT              $   23,107,772        1.00%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Mid Cap Value VCT Portfolio          $  660,212,326        0.65%
--------------------------------------------------------------------------------------------------------------------
 Pioneer Oak Ridge Large Cap                  $    2,528,521        0.75% of the next $1 billion and 0.70% of the
 Growth VCT Portfolio                                               excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp America-Pacific Rim             $      909,585        0.75% of the next $1 billion and 0.70% of the
 VCT Portfolio                                                      excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Papp Small and Mid Cap               $    1,525,336        0.75% of the next $1 billion and 0.70% of the
 Growth VCT Portfolio                                               excess over $1 billion.
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Cap Value VCT                  $   22,800,093        0.75%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company VCT                    $   12,241,934        0.75%
 Portfolio
--------------------------------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio                  $    7,738,878        0.75%
--------------------------------------------------------------------------------------------------------------------

           Exhibit D -- Portfolio Manager's Discussion of Performance

Report From the Fund Managers
Safeco Balanced Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Balanced Fund underperformed its benchmark -- a 60/40 mix of the Russell 1000 Value and Lehman Aggregate Bond indices, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The two dominant factors effecting performance over the past six months were the rise in interest rates in the second quarter, and the dramatic outperformance of smaller, lower-quality stocks in the first quarter. Higher interest rates caused a decline in fixed-income assets over the past three months, resulting in an essentially flat bond market over the six-month period.

     Rising interest rates also had a negative impact on financial stocks, our largest equity sector. Asset allocation had a favorable impact, as 64.9% of the assets were invested in equities, which had a somewhat higher return than fixed income assets year-to-date. This allocation is toward the upper end of our allowable range of 50% to 70% equity exposure. Year-to-date both stocks and bonds lagged their respective indices. Most of the underperformance in equities occurred early in the year, when lower quality stocks performed exceptionally well.

     For the year-to-date, the Fund's best-performing sector was energy, which returned around 10%. Performance here was led by Conoco-Philips, up nearly 20%, and British Petroleum, up around 10%. This sector was up primarily due to the rise in oil prices, and the resulting improved outlook for earnings. Consumer discretionary stocks were our next best group, returning around 8%. Materials and consumer staples were our third and fourth best-performing sectors.

     On the negative side, our worst sectors were technology and health care, both of which declined by around 2%. Technology was hurt primarily by a large decline in both Nokia and Texas Instruments. Nokia has been losing market share in the cell phone market, and Texas Instruments is one of their suppliers. Finance stocks, the largest sector in both our index and the Fund, were held back by the negative impact that rising interest rates are expected to have on earnings. This essentially led to flat performance for the six-month period.

     The bond portion of the Fund benefited from a relatively short duration of
4.48 compared to the 4.7 duration of the Lehman Aggregate Index. This is because longer duration bonds declined more than shorter ones after rates began rising. The Fund also benefited from being underweight in Treasury securities, as Treasuries were the worst-performing sector of the bond market for the six-month period.

     We were hurt in the fixed-income portion of the portfolio by being underweight in mortgages, which were the bond market's best-performing sector. Being overweight in corporate debt also negatively impacted performance, even though we were mostly overweight in A-rated bonds, which performed better than lower-quality bonds.

What changes did you make to the Fund and why?

     During the past six months, we made several changes to the equity portion of the Fund. As always, the changes were designed to own the stocks we find most attractive and to adjust sector weightings to what we believe are appropriate levels.

     Stocks added to the portfolio included PMI Group, Weyerhaeuser, and Polaris Industries. PMI Group, a mortgage insurer, was added because it's a rarity among financial stocks in that rising rates should actually help earnings as the pace of refinancing slows. Weyerhaeuser, a stock we have wanted to own for some time in order to gain exposure to forest products, finally reached what we believe to be an attractive valuation. Polaris Industries is a maker of all-terrain vehicles, a market we expect will continue to experience good growth, especially as the economy improves and the outlook for jobs gets better. We also initiated positions in Allstate Insurance, Coca Cola and Illinois Tool Works, all of which we believe were selling at attractive valuations.

     We eliminated holdings of Disney, which rose after receiving an unsolicited takeover offer. We also sold Eli Lilly, Anheuser-Busch and Hubbell based on valuation, as they had appreciated to levels that were very near our target prices.

     We reduced our position in the finance sector, mainly to reduce our exposure during what we expect to be a period of rising interest rates. We are currently marginally underweight in finance relative to the Russell 1000 value Index. We also reduced our exposure to producer durables due to these stocks having performed very well. We do however remain overweighted in this sector by just over 2% as we expect these stocks to continue to perform well as the economy improves. We are overweight in the materials sector for the same reason, and have added to our position in this sector, primarily by buying Weyerhaeuser as discussed earlier. We also added to our exposure to what Russell calls "other" (primarily includes multi-industry companies, such as GE), as this sector went from 1.6% to 6.6% of the index at the June re-configuration.

     In the fixed income portion of the Fund, over the past six months we increased our holdings in corporate debt, where we are overweight. We also added to our holdings in government debt, while decreasing the portion of the assets invested in mortgages. We also reduced the duration of the bonds, and currently have a lower duration than the index.

Rex Bentley, CFA -- Portfolio Manager/Equity Analyst
Lynette Sagvold, CFA -- Portfolio Manager/Equity Analyst
Lesley Fox -- Portfolio Manager
Gregory Card, CFA -- Portfolio Manager
Tim Hokari -- Portfolio Manager
Nancy McFadden, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Balanced Fund
(Unaudited)

INVESTOR CLASS



--------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              Since
for the periods ended June 30, 2004        Six Month*      1 Year        5 Year       Inception**
--------------------------------------------------------------------------------------------------
 Safeco Balanced Fund                          1.05%         9.97%         1.78%     6.28%
 60% Russell 1000 Value/40%
 Lehman Brothers Aggregate Bond Index          2.42%        12.81%         3.90%     8.90%
 S&P 500 Index                                 3.46%        19.13%        (2.20)%    8.90%
 Lipper, Inc. (Balanced Funds)                 1.79%        11.65%         1.67%     N/A

*    Not annualized.
**   Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                            Percent of
TOP FIVE INDUSTRIES (Common Stocks)         Net Assets
------------------------------------------------------
Diversified Banks                               7.6%
Integrated Oil & Gas                            6.7
Integrated Telecommunications Services          3.9
Multi-Line Insurance                            3.8
Electric Utilities                              2.3



                                                                    Percent of
TOP TEN COMMON STOCK HOLDINGS                                       Net Assets
------------------------------------------------------------------------------
ChevronTexaco Corp. (Integrated Oil & Gas)                              2.3%
Exxon Mobil Corp. (Integrated Oil & Gas)                                2.3
Citigroup, Inc. (Other Diversified Financial Services)                  2.2
U.S. Bancorp (Diversified Banks)                                        1.8
Hartford Financial Services Group, Inc. (Multi-Line Insurance)          1.7
General Electric Co. (Industrial Conglomerates)                         1.6
Wells Fargo & Co. (Diversified Banks)                                   1.5
Bank of America Corp. (Diversified Banks)                               1.4
Kimberly-Clark Corp. (Household Products)                               1.3
American International Group, Inc. (Multi-Line Insurance)               1.3



TOP FIVE PURCHASES (Common Stocks)
For the Period Ended June 30, 2004      Cost (000's)
----------------------------------------------------
MBNA Corp.                                  $210
Mellon Financial Corp.                       172
Air Products and Chemicals, Inc.             168
Allstate Corp.                               157
General Electric Co.                         144



TOP FIVE SALES (Common Stocks)                   Proceeds
For the Period Ended June 30, 2004               (000's)
---------------------------------------------------------
Travelers Property Casualty Corp. (Class B)        $172
Kroger Co.                                          133
American Express Co.                                131
United Parcel Service, Inc. (Class B)               129
Costco Wholesale Corp.                              117



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  62.3%
($4 Bil. and above)
Medium - Common Stocks:                  2.1%
($1.5 Bil. - $4 Bil.)
Small - Common Stocks:                   0.7%
(Less than $1.5 Bil.)
Corporate Bonds:                        10.2%
Asset Backed Securities:                 0.5%
Collateralized Mortgage Obligations:     1.4%
U.S. Government Agency -
Mortgage Backed Securities:              7.6%
U.S. Government & Agency Obligations:   12.0%
Municipal Bonds:                         0.4%
Cash & Other:                            2.8%

Report From the Fund Managers
Safeco Core Equity Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Core Equity Fund underperformed its benchmark Index, the S&P 500, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     Trends that hurt the Fund in the fourth quarter of 2003 continued. Cyclical stocks, companies without earnings, and lower-quality companies continued to perform better than the stocks in the Fund's benchmark.

     During the first half of this year, virtually every sector had stocks that performed well. Some of these stocks, such as Ball Corp., Illinois Tool Works and Leggett & Platt performed well as the economy strengthened. Others like Hartford Financial and Schlumberger performed well because trends in the insurance and energy industries remained positive. Finally, others like Estee Lauder, Harley Davidson and PepsiCo are simply solid companies that continue to do well.

     The Fund had several poor performing stocks in the first half, including some in the health care sector. In this sector, patent expirations (Abbott), legal issues (Wyeth) and concerns regarding future growth rates (Amgen) weighed on the stocks. The technology sector had several losers. Nokia is suffering from newer entrants and its own product cycle. Texas Instruments and Applied Materials remain volatile due to concerns regarding the strength and length of the cycle in their end markets.

What changes did you make to the Fund and why?

     Diversification is increasing -- we added two utilities stocks. The largest position sizes are decreasing: positions over 3% at year-end 2003 are down to zero at mid-year. The percentage of the funds in its top-10 holdings is decreasing (28.2% at year-end 2003 versus 24% now) and the average market capitalization is decreasing, achieved by reducing positions in Citigroup and Pfizer. The intent of these moves is to improve the relative performance of the Fund.

     At the same time we were undertaking the activities outlined above, we continued to look for the correct buy and hold stocks for the Fund. This included such moves as adding to existing positions in Illinois Tool Works and Cardinal Health and initiating new positions, such as in SunGard Data Systems and Best Buy.

     We eliminated our position in Altria when it reached our price objective, as well as our position in PeopleSoft, because we found a better alternative.

Rich Meagley, CFA -- Portfolio Manager/Equity Analyst
Darcy MacLaren, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Core Equity Fund
(Unaudited)

INVESTOR CLASS



---------------------------------------------------------------------------------------------------
Average Annual Total Return                                                               Since
for the periods ended June 30, 2004       Six Month*       1 Year         5 Year       Inception**
---------------------------------------------------------------------------------------------------
 Safeco Core Equity Fund                      1.76%         14.16%         (5.70)%         7.99%
 S&P 500 Index                                3.46%         19.13%         (2.20)%        11.82%
 Lipper, Inc. (Large-Cap Core Funds)          2.03%         16.13%         (3.17)%         9.79%

*    Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
---------------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



TOP FIVE INDUSTRIES       Percent of
(Common Stocks)           Net Assets
------------------------------------
Pharmaceuticals               8.7%
Diversified Banks             4.9
Integrated Oil & Gas          4.3
Industrial Machinery          4.2
Multi-Line Insurance          3.3



                                               Percent of
TOP TEN COMMON STOCK HOLDINGS                  Net Assets
---------------------------------------------------------
General Electric Co.                               2.8%
  (Industrial Conglomerates)
Microsoft Corp.                                    2.7
  (Systems Software)
Citigroup, Inc.                                    2.5
  (Other Diversified Financial Services)
Pfizer, Inc.                                       2.5
  (Pharmaceuticals)
Wells Fargo & Co.                                  2.4
  (Diversified Banks)
Exxon Mobil Corp.                                  2.4
  (Integrated Oil & Gas)
United Technologies Corp.                          2.3
  (Aerospace & Defense)
American International Group, Inc.                 2.2
  (Multi-Line Insurance)
Cisco Systems, Inc.                                2.1
  (Communication Equipment)
Procter & Gamble Co.                               2.1
  (Household Products)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
SunGard Data Systems, Inc.             $7,637
Apache Corp.                            7,522
Ball Corp.                              7,448
FirstEnergy Corp.                       7,125
Exelon Corp.                            6,711



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
American International Group, Inc.     $8,284
Pfizer, Inc.                            8,091
PepsiCo, Inc.                           7,374
Citigroup, Inc.                         6,750
Oracle Corp.                            6,412



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  97.8%
($4 Bil. and above)
Medium - Common Stocks:                  0.8%
($1.5 Bil. - $4 Bil.)
Cash & Other:                            1.4%

Report From the Fund Managers
Safeco Growth Opportunities Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Growth Opportunities Fund outperformed its benchmark index, the Russell 2000 Index[RegTM], for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The biggest factor affecting the Fund's strong performance has been from stock selection. We have many stable, liquid and less volatile small-cap holdings. Our view continues to be that earnings growth comparisons for many companies will moderate as the economy continues to recover, thus we have positioned the portfolio toward companies with sustainable growth in earnings.

     Some of the Fund's outperformance was a result of 46% of the Fund having a market capitalization of greater than $1 billion currently. This is the segment of the market-cap spectrum that we added to during late 2003. Year-to date, the Russell 2000 Index[RegTM] sectors that contributed the most were producer durables, consumer discretionary and healthcare -- all overweighted sectors in the Fund. Our underweight in technology helped as well.

What changes did you make to the Fund and why?

     The turnover in the Fund remains quite low for a small-cap fund, as compared to the turnover of other funds of its type. What this symbolizes is a management team with a long-term view of the investments made in the portfolio.

     We continue to upgrade the quality of the portfolio to more stable, more liquid and thereby less volatile stocks. We seek high quality companies that have consistent growth in profits, strong return on investor capital (or increasing), an ability to fund growth internally, and a seasoned management team.

Jeffrey Schwartz, CFA -- Portfolio Manager/Equity Analyst
Bill Whitlow, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Growth Opportunities Fund
(Unaudited)

INVESTOR CLASS



---------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004       Six Month*       1 Year       5 Year       10 Year
---------------------------------------------------------------------------------------------
 Safeco Growth Opportunities Fund             8.40%         32.82%        4.75%        11.92%
 Russell 2000 Index                           6.76%         33.37%        6.63%        10.93%
 Lipper, Inc. (Small-Cap Core Funds)          7.14%         33.47%       10.61%        12.54%

*    Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
---------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                Percent of
TOP FIVE INDUSTRIES             Net Assets
------------------------------------------
Specialty Stores                    5.6%
Thrifts & Mortgage Finance          5.2
Homebuilding                        4.1
Casinos & Gaming                    4.0
Health Care Services                3.9



                                              Percent of
TOP TEN COMMON STOCK HOLDINGS                 Net Assets
--------------------------------------------------------
MICROS Systems, Inc.                              2.9%
  (Application Software)
Nu Skin Enterprises, Inc. (Class A)               2.6
  (Personal Products)
PolyMedica Corp.                                  2.6
  (Health Care Supplies)
Rent-A-Center, Inc.                               2.6
  (Specialty Stores)
Iron Mountain, Inc.                               2.5
  (Data Processing & Outsourced Services)
Websense, Inc.                                    2.5
  (Internet Software & Services)
American Healthways, Inc.                         2.4
  (Health Care Services)
Station Casinos, Inc.                             2.3
  (Casinos & Gaming)
Textronix, Inc.                                   2.1
  (Electronic Equipment Manufacturers)
W Holding Co., Inc.                               2.1
  (Thrifts & Mortgage Finance)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
Florida Rock Industries, Inc.          $9,506
Scientific Games Corp.                  8,266
Timberland Co. (Class A)                8,074
W Holding Co., Inc.                     7,938
Scotts Co. (Class A)                    5,966



TOP FIVE SALES                             Cost
For the Period Ended June 30, 2004        (000's)
-------------------------------------------------
Conceptus, Inc.                          $9,279
NCO Group, Inc.                           9,264
Nastech Pharmaceutical Co., Inc.          7,681
Matria Healthcare, Inc.                   6,791
iShare Russell 2000 Value Index Fund      6,615



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Small - Common Stocks:                  52.5%
(Less than $1.5 Bil.)
Indexed Securities:                      6.4%
Warrants:                                0.4%
Cash & Other:                            2.4%
Large - Common Stocks:                   3.1%
($4 Bil. and above)
Medium - Common Stocks:                 35.2%
($1.5 Bil. - $4 Bil.)

Report From the Fund Manager
Safeco International Stock Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco International Fund underperformed its benchmark index, the MSCI EAFE Net Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     Against a backdrop of improved economic conditions, global equity markets posted moderate gains in most instances for the first six months of 2004. However, concern about the future sustainability of the economic improvement, peaking of the corporate profit cycle, rising interest rates, persistent geopolitical strains and the ascent in the crude oil price counteracted some of the gains in stocks.

     The American and Japanese economies -- the world's largest and second largest -- and China, produced much of the economic vigor. These economies also provided the tonic for the rest of the world that buoyed corporate earnings' prospects and underpinned the equity markets' advance.

     Performance of the Fund was mixed over the first half of the year. Some of the factors that weighed on performance during 2003 persisted while others dissipated. Smaller companies continued to outperform their larger peers during the first half of 2004. This continues to negatively impact the Fund as our focus is large-cap companies.

     However, encouragingly, we have begun to see a broadening out of performance in the markets. Many of the low quality, "recovery play" stocks which led the markets last year have begun to lag and high quality companies which generate consistent earnings growth have begun to come back into favor.

     Lastly, the Fund was held back somewhat by its underexposure to the strongly performing Japanese market, however, as evidenced by the Fund's increased weighting in Japan and greater Asia, we are encouraged by developments in the region.

What changes did you make to the Fund and why?

     There was considerable activity in the Fund during the first half of the year, with much of the activity occurring in the Asia region. The Fund's exposure to a particular country or sector is strictly a residual of the stock selection process; however we have identified a number of attractive investment opportunities in Japan and Asia in general.

     Several Japanese financial services companies were added to the Fund including, Sumitomo Mitsui Financial Group NPV, Millea Holdings Incorporated NPV and Mitsui Sumitomo Insurance Company. The recovery in the Japanese economy continues to gain momentum and, more importantly the underlying causes appear to be more structural rather than cyclical and therefore more sustainable. Financial services companies should be among the beneficiaries of this recovery.

     Similarly Hong Kong banking group Hang Seng Bank was added to the fund. Hang Seng Bank is one of the largest financial services companies in Hong Kong and is well placed to benefit from the recovery in the Hong Kong economy as well as the strong growth in mainland China where it is the largest foreign investor in any Chinese bank.

     During the second quarter, Japan Tobacco and Taiwan Semiconductor (TSMC) were added to the Fund. Japan Tobacco is the dominate tobacco company in Japan and owns the international rights to three of the top six global cigarette brands. There is potential for re-rating of the stock as management pursues a number of restructuring initiatives. TSMC is a global leader in the design and manufacture of integrated circuit chips. The company is well positioned to benefit from the growth in outsourcing of chip manufacturing yet trades on an attractive multiple relative to its peers and historical growth record.

     Positions disposed of during the period include Lloyds TSB, Shell T&T and China Life. Shell's announcement that it has overstated proven reserves by 20% raised a credibility issue about the management and we felt better opportunities were available elsewhere. We participated in the IPO of China Life in December of 2003. Shares in the company soared shortly thereafter making the stock look expensive in our view.

     Although Lloyds TSB is the highest yielding of the U.K. banks, we had concerns regarding the sustainability of the dividend given the potential need for capital support for its insurance subsidiary, Scottish Widows. Further, we believe that other financial companies, in particular Royal Bank of Scotland and BNP Paribas (also purchased during the period) are more attractive at this time.

Bank of Ireland
Asset Management (U.S.) Limited

Performance Overview & Highlights
Safeco International Stock Fund
(Unaudited)

INVESTOR CLASS



------------------------------------------------------------------------------------------
Average Annual Total Return                                                      Since
for the periods ended June 30, 2004    Six Month*     1 Year       5 Year     Inception**
------------------------------------------------------------------------------------------
 Safeco International Stock Fund           2.35%       23.29%       (2.72)%  2.74%
 MCSI EAFE Index                           4.56%       32.37%        0.06%   3.59%
 Lipper, Inc. (International Funds)        2.49%       25.48%       (1.31)%  N/A

*    Not annualized.
**   Graph and average annual return comparison begins January 31, 1996, inception date of the Fund. Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



TOP FIVE COUNTRIES      Percent of
(Common Stocks)         Net Assets
----------------------------------
United Kingdom             23.5%
Japan                      17.4
Switzerland                12.2
France                      9.7
Netherlands                 8.3



TOP TEN COMMON STOCK HOLDINGS                    Percent of
(Common Stocks)                                  Net Assets
-----------------------------------------------------------
Nestle SA                                            3.6%
  (Food Retail)
Total SA                                             3.4
  (Integrated Oil & Gas)
Canon, Inc.                                          3.1
  (Office Electronics)
UBS AG                                               2.9
  (Investment Banking & Brokerage)
E.On AG                                              2.4
  (Electric Utilities)
ING Groep NV                                         2.4
  (Other Diversified Financial Services)
Nippon Telegraph & Telephone Corp.                   2.2
  (Integrated Telecommunications Services)
Samsung Electronics Co., Ltd.                        2.2
  (Electronic Equipment Manufacturers)
HSBC Holdings, plc                                   2.2
  (Diversified Banks)
Novartis AG                                          2.2
  (Pharmaceuticals)



TOP FIVE PURCHASES
For the Period Ended June 30, 2004         Cost (000's)
-------------------------------------------------------
Royal Bank of Scotland Group, plc              $539
BNP Paribas SA                                  528
Sumitomo Mitsui Financial Group, Inc.           341
HSBC Holdings, plc                              325
Japan Tobacco, Inc.                             299



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
Lloyds TSB Group, plc                     $585
Shell Transport & Trading Co., plc         548
Aventis SA                                 169
Barclays, plc                              160
Acom Co., Ltd.                             149

Report From the Fund Managers
Safeco Large-Cap Growth Fund
As of June 30, 2004

How did the Fund perform?

     For the six-month period ending June 30, 2004, the Safeco Large-Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index.

     The Fund's performance since inception in late 2001 also trails its benchmark, although the majority of the Fund's underperformance since inception occurred in calendar year 2003, when smaller stocks with no earnings and speculative characteristics significantly outperformed the overall market. Conversely, stocks with better fundamentals such as high levels of profitability and balance sheet strength underperformed in 2003. This provided a major headwind to our quality investment style. While volatile conditions may persist near term, we believe that we are in the midst of a transitional phase, into an environment in which investors again return to high quality large cap stocks with sustainable growth characteristics.

What factors impacted the Fund's performance?

     Many companies have been demonstrating very strong fundamentals and exceptional earnings growth. Returns have been muted, however, due in part to investor anxieties regarding inflation, rising interest rates, slowing growth in China, the Iraqi Government transition, terrorism, near record oil prices and the upcoming presidential election.

     Returns were helped most by internet software and services holdings, while the largest detractors from returns came from software. Individual stocks that had a major impact on performance included:

     o Yahoo! Inc. appreciated by 62% over the half-year, helped by increases in paid search activity and online advertising, along with a growing user base.

     o Avon Products was also a top performer, benefiting from growth in developing markets such as central/eastern Europe, Latin America, and China.

     o Software storage firm Veritas lost 25% over the period, and recently announced that revenues and earnings would come in below investor expectations. We trimmed our holding in the stock and are monitoring developments closely.

What changes did you make to the Fund and why?

     The relatively flat first half returns masked an erratic period in which market leadership shifted frequently between cyclical and defensive areas of the market. Since the beginning of the year, we reduced our holdings of technology stocks, and the Fund is now slightly underweight in technology. We also took profits in some areas of health care, notably in health care equipment and supplies. Some proceeds were re-deployed into biotechnology. The Fund's largest position remained with the global, research-based pharmaceutical firm, Pfizer Inc.

     Energy was one of the best performing segments in the Fund, appreciating by over 25%. We continue to like the operating environment for several energy and oil services companies, which are indirectly benefiting from high oil and gas prices, limited supply growth and increasing demand associated with the global economic recovery. Accordingly, we added to this sector over the period, and hold an overweight position here.

     RCM Capital Management LLC, formerly Dresdner RCM Global Investors LLC acts as an investment sub-advisor to the Safeco Large-Cap Growth Fund.

Peter Goetz, MBA, CFA -- Portfolio Manager
Seth A. Reicher, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Large-Cap Growth Fund
(Unaudited)

INVESTOR CLASS



------------------------------------------------------------------------------------------
Average Annual Total Return                                                      Since
for the periods ended June 30, 2004         Six Month*       1 Year           Inception**
------------------------------------------------------------------------------------------
 Safeco Large-Cap Growth Fund                   0.65%         10.77%             (2.30)%
 Russell 1000 Growth Index                      2.74%         17.88%              1.91%
 Lipper, Inc. (Large-Cap Growth Funds)          2.35%         15.56%              N/A

*    Not annualized.
**   Total return comparison begins October 31, 2001, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
------------------------------------------------------------------------------------------


Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                  Percent of
TOP FIVE INDUSTRIES               Net Assets
--------------------------------------------
Pharmaceuticals                      12.4%
Industrial Conglomerates              6.3
Systems Software                      6.3
Communication Equipment               5.1
Internet Software & Services          4.5



                                          Percent of
TOP TEN COMMON STOCK HOLDINGS             Net Assets
----------------------------------------------------
Pfizer, Inc.                                  5.4%
  (Pharmaceuticals)
Intel Corp.                                   3.4
   (Semiconductors)
Cisco Systems, Inc.                           3.3
  (Communications Equipment)
Minnesota Mining & Manufacturing Co.          3.3
  (Industrial Conglomerates)
Yahoo, Inc.                                   3.3
  (Internet Software and Services)
General Electric Co.                          3.0
  (Industrial Conglomerates)
Wal-Mart Stores                               2.6
  (General Merchandise Stores)
Dell, Inc.                                    2.6
  (Computer Hardware)
Procter & Gamble                              2.4
  (Household Products)
Microsoft Corp.                               2.2
  (Systems Software)



TOP FIVE PURCHASES                        Cost
For the Period Ended June 30, 2004       (000's)
------------------------------------------------
Paychex, Inc.                             $123
Guidant Corp.                              122
International Game Technology, Inc.        115
Coca-Cola Co.                              114
Agilent Technologies, Inc.                 104



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
St. Jude Medical, Inc.                    $117
Lowe's Companies, Inc.                     113
General Electric Co.                        93
Agilent Technologies, Inc.                  76
Microsoft Corp.                             75



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  97.0%
($4 Bil. and above)
Mid-Cap - Common Stocks:                 0.4%
($1.5 Bil. - $4 Bil.)
Cash & Other:                            2.6%

Report From the Fund Managers
Safeco Large-Cap Value Fund
As of June 30, 2004
How did the Fund perform?

     The Safeco Large-Cap Value Fund underperformed its benchmark, the Russell 1000 Value[RegTM] Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The Fund's performance was primarily due to stock selection and aided by a one-time settlement of a class action lawsuit regarding a former holding.

     As usual, there were multiple factors affecting performance. One factor that has helped so far this year, after hurting last year, was the relative outperformance of large companies over smaller ones. This helped the Fund's relative performance as we own mostly larger companies. It also helped that higher quality companies tended to perform better than lower quality ones. This too is a change from recent periods.

     For the year-to-date, the Fund's best performing sector was energy, which returned around 10%. Performance here was led by Conoco-Philips, up nearly 20%, and British Petroleum, up around 10%. This sector was up primarily due to the rise in oil prices, and the resulting improved outlook for earnings. Consumer discretionary stocks were our next best group, returning around 8%. Materials and consumer staples were our third and fourth best performing sectors.

     On the negative side, our worst sectors were technology and health care, both of which declined by around 2%. Technology was hurt primarily by a large decline in both Nokia and Texas Instruments. Nokia has been losing market share in the cell phone market, and Texas Instruments is one of their suppliers. Finance stocks, the largest sector in both our Index and the Fund, were held back by rising interest rates and the negative impact this is expected to have on earnings. Finance stocks were essentially flat for the past six months.

What changes did you make to the Fund and why?

     During the past six months, we made several changes to the Fund. As always, the changes were designed to own the stocks we find most attractive and to adjust sector weightings to what we believe are appropriate levels. Some recent sector weighting adjustments were due to the annual Russell Value Index re-configuration which occurred at the end of June.

     Stocks added to the portfolio included PMI Group, Weyerhaeuser, and Polaris Industries. PMI Group, a mortgage insurer, was added because it's a rarity among financial stocks in that rising rates should actually help earnings as the pace of refinancing slows. Weyerhaeuser, a stock we have wanted to own for some time in order to gain exposure to forest products, finally reached what we believe to be an attractive valuation. Polaris Industries is a maker of all-terrain vehicles, a market we expect will continue to experience good growth, especially as the economy improves and the outlook for jobs gets better. We also initiated positions in Allstate Insurance, Coca Cola and Illinois Tool Works, all of which we believe were selling at attractive valuations.

     We eliminated holdings of Disney, which rose after receiving an unsolicited takeover offer. We also sold Eli Lilly, Anheuser-Busch and Hubbell based on valuation, as they had appreciated to levels that were very near our target prices.

     We reduced our position in the finance sector by 2.1%, mainly to lessen our exposure during what we expect to be a period of rising interest rates. We are currently 1.7% underweight in finance relative to the Russell 1000 Value Index. We reduced our exposure to stocks in the producer durables sector, which performed very well. We do, however, remain overweighted in this sector by 2.0% as we expect these stocks to continue to perform well as the economy improves. We are overweighted in the materials sector for the same reason, and have added to our position, primarily by buying Weyerhaeuser as discussed earlier. We also added to our exposure to what Russell calls "other" (primarily includes multi-industry companies, such as GE), as this sector went from 1.6% to 6.6% of the Index at the June re-configuration.

Rex Bentley, CFA -- Portfolio Manager/Equity Analyst
Lynette Sagvold, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Large-Cap Value Fund
(Unaudited)

INVESTOR CLASS



-----------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004      Six Month*       1 Year         5 Year        10 Year
-----------------------------------------------------------------------------------------------
 Safeco Large-Cap Value Fund                 3.37%         18.91%         (1.71)%        7.52%
 Russell 1000 Value Index                    3.94%         21.13%          1.87%        12.64%
 Lipper, Inc. (Equity-Income Funds)          3.24%         19.19%          0.67%        10.41%

*    Not annualized.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
-----------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                            Percent of
TOP FIVE INDUSTRIES                         Net Assets
------------------------------------------------------
Diversified Banks                              11.2%
Integrated Oil & Gas                           10.2
Multi-Line Insurance                            5.8
Integrated Telecommunications Services          5.7
Pharmaceuticals                                 3.5



                                             Percent of
TOP TEN COMMON STOCK HOLDINGS                Net Assets
-------------------------------------------------------
Chevron Texaco Corp.                             3.7%
  (Integrated Oil & Gas)
Citigroup, Inc.                                  3.3
  (Other Diversified Financial Services)
Exxon Mobil Corp.                                2.9
  (Integrated Oil & Gas)
Hartford Financial Services Group, Inc.          2.7
  (Multi-Line Insurance)
U.S. Bancorp                                     2.6
  (Diversified Banks)
General Electric Co.                             2.6
  (Industrial Conglomerates)
Wells Fargo & Co.                                2.3
  (Diversified Banks)
Bank of America Corp.                            2.1
  (Diversified Banks)
Kimberly-Clark Corp.                             2.0
  (Household Products)
American International Group, Inc.               1.9
  (Multi-Line Insurance)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
MBNA Corp.                             $2,441
Mellon Financial Corp.                  2,013
General Electric Co.                    1,958
Allstate Corp.                          1,828
Praxair, Inc.                           1,755



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
Travelers Property Casualty Corp.      $2,048
  (Class B)
American Express Co.                    1,619
Northrop Grumman Corp.                  1,585
Nokia Oyj (ADR)                         1,579
Kroger Co.                              1,512



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  94.0%
($4 Bil. and above)
Medium - Common Stocks:                  3.1%
($1.5 Bil. - $4 Bil.)
Small - Common Stocks:                   0.8%
(Less than $1.5 Bil.)
Cash & Other                             2.1%

Report From the Fund Managers
Safeco Multi-Cap Core Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Multi-Cap Core Fund outperformed its benchmark Index, the Russell 3000[RegTM] Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     The market posted a modest gain during the first half of the year as the improving economy and strong corporate earnings outweighed investors' concerns about rising rates, the conflict in Iraq and higher oil prices.

     During the period, small- and mid-cap stocks outperformed large-cap stocks. In the first half of this year, the Russell 2000[RegTM] Index of small-cap stocks advanced 6.76% and the Russell Mid-Cap Index advanced 6.67% versus a 3.3% rise in the Russell 1000[RegTM] Index of large-cap issues.

     We attribute our better performance in the period to the Fund's high exposure to mid- and small-cap stocks relative to the benchmark.

What changes did you make to the Fund and why?

     During the first half we continued our strategy of increasing diversification to improve the risk/reward trade-off in the Fund. We added 17 new positions, and deleted six, bringing our total number of names to 73. The additions were mostly economically sensitive companies in the mid-cap size range. The deletions were all small-cap companies which had not been performing well. We continue to seek a better balance among market capitalizations as we modestly reduce our exposure to small-caps relative to our benchmark.

     Four of the five top performers for the period -- Coldwater Creek, Starbucks, Expeditors International and Nordstrom -- are cyclical companies. Our poor performers were either companies that had company-specific problems, like Performance Food Group, Intuit and Penwest Pharmaceutical, or stocks that retreated after a good run, like Primus Knowledge.

Bill Whitlow, CFA -- Portfolio Manager/Equity Analyst
Brian Clancy, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Multi-Cap Core Fund
(Unaudited)

INVESTOR CLASS



-----------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004       Six Month*       1 Year        5 Year        10 Year
-----------------------------------------------------------------------------------------------
 Safeco Multi-Cap Core Fund                   4.86%         25.78%         2.32%         9.53%
 Russell 3000 Index                           3.59%         20.46%        (1.07)%       11.66%
 S&P 500 Index                                3.46%         19.13%        (2.20)%       11.82%
 Lipper, Inc. (Multi-Cap Core Funds)          3.34%         19.72%         1.66%        11.38%
 *  Not annualized.
 Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
-----------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market indexes. The indexes are unmanaged and include no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                        Percent of
TOP FIVE INDUSTRIES                     Net Assets
--------------------------------------------------
Diversified Banks                           5.6%
Pharmaceuticals                             5.2
Semiconductors                              4.0
Oil & Gas Exploration & Production          3.7
Electronic Equipment Manufacturers          3.6



                                                  Percent of
TOP TEN COMMON STOCK HOLDINGS                     Net Assets
------------------------------------------------------------
StanCorp Financial Group, Inc.                        2.5%
  (Life & Health Insurance)
Tektronix, Inc.                                       2.5
  (Electronic Equipment Manufacturers)
Starbucks Corp.                                       2.4
      (Restaurants)
Expeditors International of Washington, Inc.          2.3
  (Air Freight & Logistics)
Nordstrom, Inc.                                       2.3
  (Department Stores)
Kroger Co.                                            2.2
  (Food Retail)
Costco Wholesale Corp.                                2.2
  (Hypermarkets & Super Centers)
Pfizer, Inc.                                          2.1
  (Pharmaceuticals)
Microsoft Corp.                                       2.1
  (Systems Software)
U.S. Bancorp                                          2.0
  (Diversified Banks)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
Performance Food Group Co.             $1,388
A.G. Edwards, Inc.                      1,354
Investors Financial Services Corp.      1,274
Accredo Health, Inc.                    1,098
American Healthways, Inc.               1,043



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------------------
Coldwater Creek, Inc.                  $2,028
Monaco Coach Corp.                      1,267
Starbucks Corp.                         1,169
Penford Corp.                           1,020
Tektronix, Inc.                           978



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Large - Common Stocks:                  58.2%
($4 Bil. and above)
Medium - Common Stocks:                 17.6%
($1.5 Bil. - $4 Bil.)
Small - Common Stocks:                  23.0%
(Less than $1.5 Bil.)
Cash & Other:                            1.2%

Report From the Fund Manager
Safeco Small-Cap Value Fund
As of June 30, 2004

How did the Fund perform?

     Overall the Fund essentially matched the performance of our benchmark Russell 2000 Value index for the six-month period ending June 30, 2004. All the positive contributions took place in the first quarter, and then the small-cap market seesawed down and up from April through June. In retrospect, the first few months were a continuation of the "take off" phase of the market cycle that began last March. The April/May timeframe saw the first significant correction since that rally began.

What factors impacted the Fund's performance?

     Market leadership by higher quality stocks has continued, following a trend that began in the fourth quarter of last year. I define high quality as companies with stock prices above $5 per share, with positive earnings, low P/E ratios versus the universe, and market capitalization above $250 million.

     This trend helped the Fund, since it owns stocks all across the small-cap-size spectrum and the weighted average tends towards the middle of the small-cap-size range. Also, the Fund has less of its assets invested in companies that are not currently more profitable than the index, and we didn't have much exposure to under-$5 price stocks.

     In early April, one single government report of job growth was all it took to crystallize the market's worry that the Federal Reserve would start raising short-term interest rates. This precipitated a fast and steep correction in the Fund's most interest-rate-sensitive stocks. Those stocks have made a partial recovery since then.

What changes did you make to the Fund and why?

     I added new stocks, which I believed were not discounting their full potential or had not participated in the "lift off" phase of the early market cycle. From the March 2003 bottom, the entire market experienced a "rising tide" effect. That effect has run its course, and so I've tried to find stocks that represent value opportunities in the traditional sense of the word.

     For example, Pacer International was bought on price weakness after I had multiple meetings with management to cement an understanding of their business. Pacer arranges for the transportation of ocean freight containers by reselling space on the railroads in a service called the Stack Train. They produce significant free cash flow, but their service offering is aligned with the Union Pacific and CSX railroads, and those companies are experiencing a period of poor service quality that has temporarily hurt Pacer. In time this will change. However, Pacer's stock was down based on the current view of conditions, not what they'll be in the future. The future is where I see the stock's opportunity.

     I also exited positions that I believe have run their course, or have taken a turn for the worse. Examples of the former include the last of the utility preferred stocks in the Fund. An example of the latter would be the company Osteotech, which abandoned one of its product lines in January, calling into doubt its growth prospects and valuation. I was fortunate to exit the stock before the worst of the damage was done.

     I continue to believe stocks with traditional "value" characteristics, in terms of their overall valuation and free cash flow generation, are a successful strategy to own for the long term. I am a believer in owning stocks that are priced cheaper than the overall market, and that have sustainable businesses and cash flows. I think the Fund is currently positioned this way.

Greg Eisen, CFA -- Portfolio Manager/Equity Analyst

Performance Overview & Highlights
Safeco Small-Cap Value Fund
(Unaudited)

INVESTOR CLASS



--------------------------------------------------------------------------------------------------
Average Annual Total Return                                                              Since
for the periods ended June 30, 2004        Six Month*       1 Year        5 Year      Inception**
--------------------------------------------------------------------------------------------------
 Safeco Small-Cap Value Fund                   7.82%         31.58%        14.80%    10.05%
 Russell 2000 Value Index                      7.83%         35.17%        12.82%    13.26%
 Lipper, Inc. (Small-Cap Value Funds)          8.15%         34.14%        13.08%      N/A

*    Not annualized.
**   Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.
Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
--------------------------------------------------------------------------------------------------


[Plot Points To Come for Line Chart]


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



                                  Percent of
TOP FIVE INDUSTRIES               Net Assets
--------------------------------------------
Real Estate Investment Trust          6.7%
Specialty Stores                      6.4
Regional Banks                        5.9
Trucking                              5.3
Consumer Finance                      4.8



                                         Percent of
TOP TEN COMMON STOCK HOLDINGS            Net Assets
---------------------------------------------------
World Fuel Services Corp.                    3.3%
  (Integrated Oil & Gas)
Lone Star Technologies, Inc.                 2.9
  (Oil & Gas Equipment & Services)
Cash America International, Inc.             2.5
  (Consumer Finance)
Imation Corp.                                2.5
  (Computer Storage & Peripherals)
Foot Locker, Inc.                            2.4
  (Specialty Stores)
Champion Enterprises, Inc.                   2.4
  (Homebuilding)
AmeriCredit Corp.                            2.3
  (Consumer Finance)
Precision Castparts Corp.                    2.3
  (Diversified Metals & Mining)
Hollywood Entertainment Corp.                2.3
  (Specialty Stores)
Insight Enterprises, Inc.                    2.2
  (Catalog Retail)



TOP FIVE PURCHASES                       Cost
For the Period Ended June 30, 2004      (000's)
-----------------------------------------------
Champion Enterprises, Inc.             $1,534
Pacer International, Inc.               1,371
Apollo Investment Corp.                 1,188
Hanger Orthopedic Group, Inc.           1,149
Impac Mortgage Holdings, Inc.           1,134



TOP FIVE SALES                             Proceeds
For the Period Ended June 30, 2004         (000's)
---------------------------------------------------
Pacific Crest Capital, Inc.               $1,310
Nordic American Tanker Shipping, Ltd.      1,003
Isle of Capri Casinos, Inc.                  731
Furniture Branks International, Inc.         721
SonoSite, Inc.                               680



WEIGHTINGS AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------


[DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Indexed Securities:                      3.6%
Cash & Other:                            3.0%
Mid-Cap - Common Stocks:                22.8%
($1.5 Bil. - $4 Bil.)
Small Cap - Common Stocks Under ($1.5 Bil.)
 a) Large (Over $750 Mil.):             40.2%
 b) Medium ($250 Mil. - $750 Mil.):     25.8%
 c) Small (Under $250 Mil.):             4.6%

PIONEER BALANCED FUND
Performance Update 6/30/04 Class A Shares



Share Prices and Distributions



                                                    6/30/04             12/31/03
Net Asset Value per Share                           $9.57               $9.47
Distributions per Share       Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $0.0500          $                   $



Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

                        Lehman
        Pioneer         Brothers        Standard &
        Balanaced       Aggregate       Poor's 500
        Fund*           Bond Index      Index

6/94     9550           10000           10000
         9573           10099           10486
        11679           11965           14420
12/96   12834           12398           17725
        14621           13597           23635
12/98   14788           14776           30394
        15253           14652           36787
12/00   16074           16356           33444
        15612           17737           29480
12/02   13863           19557           22966
        16080           20360           29550
6/04    16335           20391           30567


Average Annual Total Returns
(As of June 30, 2004)



Period       Net Asset Value     Public Offering Price *
---------------------------------------------------------
10 Years            5.51%                   5.03%
5 Years             1.34                    0.40
1 Year              8.51                    3.64



* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-backed, Asset-Backed and Commercial Mortgage-Based Securities indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Manager's Discussion 6/30/04

     While the economy grew and corporate profits rose during the first half of 2004, stock market returns were muted by worries about rising interest rates as well as geopolitical issues around the world. In the fixed income markets, the jump in interest rates midway through the six months sent many bond prices lower, resulting in weak returns in most sectors. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed income portfolio, discuss the markets and their investment strategies during the six months ended June 30, 2004.

Q:   How did the Fund perform during the first six months of 2004?

A: Pioneer Balanced Fund's Class A shares had a total return of 1.59% during the six months ended June 30, 2004, while Class B and Class C shares returned, respectively, 1.18% and 1.06%, all at net asset value. During the same six months, the average return of the funds in Lipper's Balanced Fund category was 1.79%.

Q:   What were the factors that affected performance?

A: The domestic equity market produced generally positive returns for the six months, but those returns masked the underlying volatility and tensions between conflicting influences. Supporting equity valuations were an expanding economy and robust corporate profits. Reported earnings tended to be 25% higher than in the comparable period of 2003. The competing negative factors included the spike in market interest rates midway through the six months, as well as uncertainty brought on by concerns over issues such as energy prices, stability in Iraq and presidential election-year politics.

     In the fixed income markets, interest rates tended to rise, with shorter-maturity rates rising farther than longer-term rates. The price losses brought on by the higher rates as well as the flattening of the yield curve -- or difference between short-term and long-term yields -- resulted in volatility in the bond market. The key factor was the widely anticipated announcement by the Federal Reserve Board on the final day of the period to begin tightening monetary policy by starting to raise the influential overnight lending rate -- the Fed Funds rate. The initial hike was from 1.00% to 1.25%, but the expectation was that the Fed would raise rates further in the months to come in an effort to guard against inflationary pressures.

Q:   What were the principal strategies during the period?

A: We kept the allocation between equities and bonds consistent during the six months. On June 30, about 64% of assets were invested in stocks -- about the same percentage as at the start of the period. The remaining assets were invested in fixed income assets, including corporate bonds, government securities, and mortgage-backed securities, with a small allocation in foreign bonds and less than 2% in cash. There also were no major changes in the equity portfolio, although we did trim our energy position to take profits and to reduce our vulnerability to the area during a time when we expected increased price volatility. We remained over weighted in energy stocks, however, and remain positive about the sector's longer-term fundamentals. We modestly increased the Fund's health care holdings, adding medical device company Guidant and pharmaceutical company Eli Lilly. We thought Guidant's stock price had become compellingly attractive after it fell because of an announcement about a delay in a new product introduction. We like Lilly because it has well-developed research and development activities that should produce a flow of new products. In addition, we initiated a position in Liz Claiborne, the apparel company. We think it is attractive because of its strong distribution during a time when the industry is beginning to gain greater control over pricing. We substantially reduced our holdings in two stocks that had performed very well -- software company Symantec and auto insurance company Progressive. We also eliminated our position in Devon Energy, an exploration and production company, because of our concerns about its internal cost structure. In the fixed income portfolio, we raised overall quality of the portfolio, with average credit quality moving from A+ to AA-. Interestrate sensitivity -- as measured by duration -- was about even with that of the benchmark Lehman Brothers Aggregate Bond Index, although it declined slightly during the six months from 4.52 years to 4.34 years. We increased our exposure to mortgage-backed securities -- the best-performing part of the investment-grade sector -- from 43.6% of fixed income assets to 47.7%. Mortgages tend to be less vulnerable to declining prices than Treasuries and other government securities in a rising interest-rate environment. We reduced our exposure to corporates, taking profits when their yield advantage over Treasuries began to narrow. At the end of the period, 25.9% of the fixed income portfolio was invested in industrial and utility bonds, compared to 31.4% at the start of the period. At the same time, we also reduced our banking and financial services bond holdings from 10.7% to 9.0% of fixed income assets. When we invest in corporates, we tend to favor new issues, which have a greater yield advantage over Treasuries than existing issues available on the secondary market. When invested in Treasury bonds, we tended to hold TIPS, or inflation-protected Treasuries, although we sold them near the end of the period when the Federal Reserve made it clear it intended to control inflationary pressures.

Q:   What types of investments had the greatest influence on performance?

A: In our equity portfolio, our emphasis on consumer staples companies helped considerably as stock investors began to recognize the value of higher-quality, stable growth companies that had been overlooked in the rally of 2003. Holdings such as Gillette, PepsiCo and Wrigley performed very well. Our technology positions also did well, led by Symantec, whose share price went up 27% during the six months. Detracting from performance, however, was security selection in the consumer discretionary sector. Family Dollar Stores had disappointing earnings, which may have been caused by higher gasoline prices, but we still favor the company and continue to hold it at the end of the period. Newmont Mining, which had been a strong contributor to Fund performance prior to the period, fell 20% during the period in response to slumping gold prices. However, we still believe the company is attractive and continue to hold a position in it on June 30.

     In the fixed income portfolio, our overweight position in mortgages helped substantially, as did our exposure to corporate bonds -- both high yield and investment-grade. Performance was held back, however, by our concentration in intermediate-term securities, as short- and intermediate-term interest rates rose more than the rates on long-term bonds during the six months.

Q:   What is your investment outlook?

A: We believe the June 30 announcement by the U.S. Federal Reserve that it was starting to raise short-term rates is the start of a long process of interest-rate hikes that is likely to continue at least through the end of 2005. We anticipate moving to a barbelled strategy over time with respect to maturity allocations, concentrating on both short-term securities and long-term bonds while de-emphasizing intermediate-term bonds that we think are most vulnerable in the present environment. We believe the equity market will continue to be choppy, with no major trends either up or down in stock price averages. The outlooks for gross domestic product (GDP) and for corporate earnings both are favorable, although the rate of corporate profit growth may slow somewhat. The big question hanging over investors' minds will be what happens to interest rates. In addition, uncertainty about geopolitical events and the outcome of the presidential election will influence investor psychology. We think the most likely scenario is that the major stock averages will show moderate growth over the next several months.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER FUND
Performance Update 6/30/04 Class A Shares



Share Prices and Distributions



                                                  6/30/04             12/31/03
                                                  $38.64              $38.00
Distributions per Share     Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)          Investment       Capital Gains       Capital Gains
                            Income
                            $0.1300          $                   $



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         S&P 500
        Fund*           Index

6/94     9425           10000
         9618           10486
        12180           14420
12/96   14580           17725
        20189           23635
12/98   26044           30394
        30112           36787
12/00   30147           33444
        26793           29480
12/02   21364           22966
        26615           29550
6/04    27155           30567


Average Annual Total Returns
(As of June 30, 2004)



Period       Net Asset Value     Public Offering Price *
---------------------------------------------------------
10 Years            11.16%                 10.51%
5 Years             -1.14                  -2.31
1 Year              18.13                   1.34



* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Manager's Discussion 6/30/04

     In the following discussion, portfolio manager John Carey, reviews the investment environment and the performance of Pioneer Fund over the six months ended June 30, 2004.

Q:   How did the portfolio perform over the first six months of 2004?

A: Pioneer Fund recorded a positive total return of 2.03% at net asset value on Class A shares in the six months ended June 30, 2004. Class B, C, R and Y shares returned 1.59%, 1.63%, 2.03% and 2.27% at net asset value. That exactly matched the return of the average fund in the Lipper Large-Cap Core group, which was also up 2.03%. Both Pioneer Fund and the Lipper average lagged the Standard & Poor's 500 Index, which showed a total return of 3.44% over the same period. While the mild returns might suggest a calm market, the reality was a market of sharp contrasts. With reference to performance of the respective sectors in the S&P 500, information technology, the darling of investors in 2003, barely moved, with a gain of 0.44% for the period, while energy, industrials and consumer staples advanced, respectively, 12.97%, 7.42%, and 6.12%. Investors appeared to be "rotating" out of more highly priced stocks and into shares more moderately priced, with dividends and steadier earnings outlooks.

Q:   Please discuss the Fund's performance versus the S&P 500 Index.

A: Our underperformance versus the S&P 500 was attributable mainly to our stock holdings in four sectors: information technology, materials, industrials and telecommunications services. Our strongest positive contributors were our investments in consumer discretionary, consumer staples and health care. Taking first the negative contributors, our technology holdings showed an overall decline of 1.59% versus the S&P 500 sector gain of 0.44%. The main culprits were our positions in Texas Instruments, Novellus Systems, Synopsys and Nokia. After analyzing the different situations, we retained shares in Texas Instruments and Nokia, but liquidated our positions in Novellus and Synopsys. With regard to materials, where again we showed a negative return (3.80%) versus a slight positive return (0.71%) for the S&P 500 sector, the largest factor was our position in Rio Tinto. In the case of materials, we believe that the fundamentals are strong for the group looking out at least over the next couple of years and that it was mainly "profit taking" behind the weak share prices. Perhaps, too, there was some concern about a potential slow-down in the Chinese economy, which has been a prime user of many raw materials as that country rapidly industrializes. Following our evaluation of the pros and cons, we retained Rio Tinto, a prominent worldwide mining company, as well as our shares of other companies in the sector. Industrials presented a mixed picture, with our investments rising 5.13% versus an increase for the sector of 7.42%. We had very good performance from our railroad holding Norfolk Southern, but our capital-goods stocks were more sluggish. Finally, in telecommunication services, we did not own AT&T Wireless, which received a premium take-over bid, but instead owned BellSouth and SBC Communications, the companies in the joint venture Cingular, that made the bid. BellSouth and SBC both declined as investors worried that they "overpaid." On the bright side, we had some nice gains from stocks in consumer discretionary, consumer staples and health care. They were, respectively, John Wiley & Sons, publisher of scientific and technical books and journals and also owner of the "For Dummies" imprint; Colgate-Palmolive, major brand in toothpaste; and Becton Dickinson, provider of medical supplies including disposable syringes.

Q:   What changes have you made to the portfolio so far this year?

A: We were fairly active during the six months, adding 18 positions and eliminating 18. The combined effect of securities transactions and market fluctuations produced overall increases for our weightings in the energy, consumer discretionary, consumer staples, health care and financials sectors; overall decreases for our weightings in industrials and information technology; and no meaningful change for our weightings in materials, telecommunications services and utilities. In energy, we initiated positions in Apache, British Petroleum, Pioneer Natural Resources and Occidental Petroleum and sold positions in Transocean, Royal Dutch Petroleum, and Shell Transport & Trading. We believed that Transocean was fairly valued, and in the cases of Royal Dutch and the allied Shell Transport we had developed reservations about management in the wake of significant downward revisions in oil and gas reserves estimates. On the other hand, we thought that prospects were positive for the companies we added and that the larger number of holdings would provide the portfolio with more diversification. In consumer discretionary we invested in three companies we thought were poised to do better with the stronger economy, Ford Motor, Liz Claiborne, and Walt Disney, and sold two stocks that had been longer-term disappointments, Dow Jones and Eastman Kodak. We also added Clorox, formulator of bleaches and other household cleansers, and Estee Lauder, cosmetics manufacturer, in consumer staples. Our health care additions were among our most significant and included equipment makers Guidant and St. Jude Medical, distributor Cardinal Health, and generic-drug companies Barr Pharmaceuticals and Mylan Laboratories. One of our purchases in financials proved to be particularly well timed, as South Trust, a regional bank headquartered in Birmingham, Alabama, received a generous acquisition offer from another bank, Wachovia, not long after we had bought it. Another entry we made to the portfolio was U.S. Bancorp, based in Minneapolis, Minnesota. In other sectors, we bought, in materials, Ecolab, supplier of industrial and institutional cleaning chemicals, and, in information technology, Apple Computer, survivor, against all odds, in the personal-computer business as well as innovative producer of the very hot iPod digital-music player. Along with the seven names already mentioned in energy and consumer discretionary and (above) in information technology, we deleted the following: Boeing, Lockheed Martin, Robert Half, Union Pacific, Medco Health Solutions, Bank of America, Electronics Data Systems, BMC Software, Cisco Systems, QUALCOMM and Altera. As always, we had a variety of reasons, in some instances recognizing difficulties for the companies that appeared beyond a reasonable time horizon in their resolution, in other instances seeing a fully valued stock relative to identifiable earnings power, and in still other cases just thinking we had more attractive alternatives.

Q: What is your outlook on the stock market and economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil and raw-materials prices, as well as the prospect of rising wages with growth in employment, provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the impressive comparisons. And so it is as well when it comes to discussion of international events and corporate-governance issues and much else: every glass on the counter seems to be half empty, none are thought to be half full, as the common expression goes. From our point of view, a half glass of water is just that, and the market to us remains attractive, even if more moderately attractive than it was in early 2003 then prices were much lower and the economy was still just poised for its rebound rather than underway with the rebound as it is currently. We see especially good values, however, among the good companies with good long-term records in which we like to invest on your behalf and which were relatively neglected by investors up until recently.

     Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. For one thing, what is to be gained from that activity unless one is just speculating, for example, in market-index futures, an activity we would not recommend to any but the real gamblers. For in the actual day-to-day world, one makes or loses money on individual stocks bought and sold, embraced or avoided. One never makes a dime guessing which way the market will go; it is the actual investments one does or does not make that determine your results. So our intention is, as always, to stay invested over the coming months, and years, and to stay invested in the solid kinds of companies we always aim to own in your portfolio. Thank you for your support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER INTERNATIONAL EQUITY FUND
Performance Update 3/31/04 Class A Shares



Share Prices and Distributions



                                                3/31/04             3/31/03
                                                $17.55              $11.64
Distributions per Share     Net            Short-Term          Long-Term
(4/1/03 - 3/31/04)          Investment     Capital Gains       Capital Gains
                            Income
                            $              $                   $



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         MSCI
        International   EAFE
        Equity Fund     Index

10/96    9425           10000
3/97    10488           10103
        12728           11982
3/99    11797           12705
        17542           15895
3/01    11410           11785
        10841           10833
3/03     7917            8279
        11936           13040
9/04    12413           13036


Average Annual Total Returns
(As of March 31, 2004)



Period             Net Asset Value     Public Offering Price*
--------------------------------------------------------------
Life-of-Class
 (10/31/96)               3.24%                  2.41%
5 Years                   0.22                  -0.95
1 Year                   50.77                  42.11



* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Fund's investment advisor, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged, capitalization weighted measure of 21 international stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Manager's Discussion 3/31/04

     Investor optimism lifted international markets during the 12 months ended March 31, 2004. The upbeat mood was supported by a resurging Japanese economy and stronger-than-expected job growth in the United States, both of which are expected to be positive for the European economy. As Stefano Pregnolato, the Fund's lead portfolio manager, mentions in the following interview, the rally was broad based -- led by cyclical stocks and lesser quality companies that had underperformed in the multi-year correction in equity markets.

Q:   How did the Fund perform during the rally?

A: The positive trends that we witnessed in the first half of Pioneer International Equity Fund's fiscal year continued into the second half. However, the momentum for global economic growth shifted to Asia in the first quarter of 2004. Investors are looking more favorably upon Japan and its economy, which is showing signs of resurgence. For the 12 months ended March 31, 2004, the Fund's Class A, B and C shares posted gains of 50.77%, 49.32% and 48.85% at net asset value, respectively. In comparison, the Morgan Stanley Capital International (MSCI) EAFE Index grew 57.54% for the same period. We believe the Fund's relative underperformance to this benchmark is the result of two factors. First, Japanese stocks appreciated strongly during the first quarter of 2004. The Fund's investments in Japanese stocks, although significant at 21.5% of total assets on March 31, remained below that of the benchmark throughout the fiscal year -- thereby limiting the degree of its relative performance. While we think the economic recovery in Japan is a welcome development, we believe it's too early to know if Japan has turned the corner. We may consider increasing the Fund's exposure there, once we're convinced that Japan is solidly on the road to recovery.

     Secondly, the rally in international markets has benefited cyclical stocks, that is, companies whose fate is closely linked with the strength of economic growth, as well as lower-quality investments. Your Fund has a considerable exposure to cyclical stocks, which was very beneficial during the fiscal year. However, we refuse to be tempted by short-term trends or invest in lower-quality companies just because they are selling at steep discounts today. Rather, we invest for the long term, selecting the highest-quality, financially sound companies that meet our strict investment criteria.

Q:   What is contributing to the rise of Japanese stocks?

A: After a multi-year recession, the outlook for Japan is improving. Japanese consumers are increasing their spending, businesses are buying more equipment, and trade with other Asian countries experiencing good growth is strong. All these factors are attracting foreign investors and driving Japanese stock prices higher. Midway through the fiscal year, Japanese investments represented 9.4% of total assets. By the close of the fiscal year on March 31, Japanese holdings had climbed to 21.5% of assets through price appreciation and addition to existing holdings, while we trimmed the overall number of Japanese holdings in the portfolio.

Q:   Were you adding domestic or export-oriented stocks in Japan?

A: We've been adding to positions in both domestic and export oriented stocks. Domestic-demand stocks are benefiting from increased consumer spending, which is partially supported by the secular trend of a declining savings rate. One of the Fund's best performing stocks, Fast Retailing, which sells high-end apparel and accessories, was a major contributor to performance for the second half of the fiscal year. The stock's dramatic price appreciation left the stock overvalued in our estimation, and we sold the entire position in January. Food retailer Ajinomoto is a high-quality consumer staple holding with defensive qualities that did well leading up to the recovery. It has also done well in the rally, but not nearly to the degree of Fast Retailing. Generally speaking, prices of consumer discretionary stocks, such as Fast Retailing, posted some of the greatest gains during the rally -- bolstered by rising consumer confidence and spending.

Q:   Are the Fund's Pacific Rim investments outside Japan also doing well?

A: Yes. Strong fundamentals, robust intra-regional growth and exports combined with strong global demand for cyclical investments are supporting our decision to overweight investments in the Pacific Rim outside Japan. In many sectors, we believe stocks offer better value than in Europe -- including semiconductor manufacturer Samsung Electronics (South Korea) and telecommunications services provider SK Telecom (South Korea).

Q: Europe still represents the majority of the Fund's holdings. How are these investments faring?

A: All of the global markets rose sharply during the fiscal year, and European stocks -- including those held by your Fund -- were no exception. This performance is illustrated by the fact that the MSCI Europe Index, a commonly used benchmark for the region, rose 53.96% for the 12 months ended March 31, 2004. With nearly 70% of the Fund's assets invested in the developed markets of Europe, we are maintaining a slightly overweight position in European equities relative to the benchmark. We think stock price valuations are fair and are supported by strong dividend yields. Growth across Europe is more moderate than outside the region, and this fact is discounted in stock prices. The appreciation of the euro continues to be a risk for European exporters, and we will be closely following the monetary policy of the Bank of England and the European Central Bank (ECB) on that front. (Just following the close of the fiscal year, the ECB decided to leave rates unchanged.)

Q:   Could you name some of the companies that exemplify your strategy?

A: Much like other world markets, European cyclical stocks posted some of the most dramatic gains, including those in the materials, industrial, automobile and consumer discretionary sectors. Porsche (Germany) exceeded our expectations, as did software producer Indira Systems (Spain). On the other hand, capital goods producer Sandvik (Sweden) performed well, but not as strongly as the sector in general. Pharmaceutical Schering is another stock that underperformed its sector for the year, when news of a product patent expiration last summer left the stock trailing many of its peers.

Q:   What is your outlook for the upcoming fiscal year?

A: During fiscal 2004, we saw a change in market psychology, with investors demonstrating a greater appetite for risk. Not only did investors move assets from relatively more stable fixed-income investments into equities, but within the equity markets from higher-quality companies to more leveraged, lower-quality companies.

     Companies that were considered to be in severe financial distress were reclassified as recovery stocks. This paradigm shift benefited many stocks, particularly in the technology sector, but left other sectors, such as consumer staples and health care underperforming. As history has proven, this is to be expected in the early stages of a recovery, when economic fundamentals improve and the relatively low stock prices begin to look very attractive.

     Our outlook for 2004 is quite optimistic. The recovery appears to be well on its way, business confidence is high and the cash flow of companies has been substantially improved, thanks to successful restructuring and de-leveraging enacted over the last two years. We'll endeavor to position the Fund in response to this improving economic picture.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER GROWTH SHARES
Performance Update 6/30/04 Class A Shares



Share Prices and Distributions



                                                6/30/04             12/31/03
                                                $11.27              $11.42
Distributions per Share     Net            Short-Term          Long-Term
(1/1/04 - 6/30/04)          Investment     Capital Gains       Capital Gains
                            Income
                            $              $                   $



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to that of the Russell 1000 Growth Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         Russell
        Growth          1000 Growth
        Shares*         Index

6/94     9425           10000
        11247           10849
        14600           14884
12/96   18536           18324
        26651           23909
12/98   35591           33163
        38225           44158
12/00   34569           34255
        27920           27261
12/02   18178           19658
        22939           25508
6/04    22637           26205


Average Annual Total Returns
(As of June 30, 2004)



Period       Net Asset Value     Public Offering Price*
--------------------------------------------------------
10 Years            9.16%                  8.51%
5 Years           -10.46                 -11.52
1 Year              9.31                   3.02



* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund adopted its current name and investment adviser (Pioneer Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company. The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Manager's Discussion 6/30/04

     The economy continued to grow during the first half of 2004, but the general investment environment for equities began turning slightly negative as rising corporate profit trends began to weaken, consumer spending was not as strong as expected, and markets started anticipating a tighter monetary policy from the Federal Reserve. In the following interview, Christopher Galizio discusses the factors that affected the performance of Pioneer Growth Shares during the six month period ended June 30, 2004. Mr. Galizio is a member of the Fund's management team.

Q:   How did the Fund perform during the first half of 2004?

A: For the six-month period ended June 30, 2004, the Fund's Class A shares returned -1.31%, while Class B and Class C shares had returns of -1.80% and -1.78%, respectively, all at net asset value. For the same period, the Russell 1000 Growth Index returned 2.74%, while the average return was 2.35% for the 639 funds in the Large-Cap Growth Funds category tracked by Lipper Inc. (Lipper is an independent firm that measures mutual fund performance.)

     The Fund lagged the benchmark Russell 1000 Growth Index as well as the Lipper peer group, principally because of the comparatively larger position in technology, especially semiconductor companies, early in the six-month period.

Q:   What was the general investment environment like during the period?

A: The overall market sentiment appeared to be turning negative late in the six-month period. The stock market surge that had begun in March 2003 appeared to lose some energy. Several major corporations, including ones in the retail and semiconductor industries, began to report earnings disappointments, and we saw some weakening in profit trends, notably in the consumer and technology sectors. Consumer spending trends, in particular, appeared weak as over-extended consumers finally began to retrench from their high-spending patterns. As stock market investors anticipated the June 30 announcement by the Federal Reserve Board that it would begin to tighten monetary policy by raising short-term interest rates, the share prices of some consumer-oriented financial institutions began to fade. Industrial stocks, however, tended to outperform the overall market.

Q:   What were your principal strategies during the period?

A: We restructured the portfolio during the period, focusing on large cap companies that we believed offered long-term value, above average revenue growth, strong returns on capital and reasonable valuations in relation to their earnings potential. This strategy led to a reduced emphasis on the semiconductor industry and increased weightings in the software, consumer discretionary and financial services areas. We reduced our semi-conductor holdings, eliminating positions in Applied Materials, Cypress Semiconductor, Texas Instruments and Maxim Technology. We did add Taiwan Semiconductor, a major manufacturer with an attractive stock valuation. Overall, however, semiconductor stocks went from an overweight to an underweight position, relative to the benchmark S&P 500. The reduced weightings in technology tended to support performance. Conversely, we increased the portfolio's emphasis on software companies, adding companies such as Macrovision, which has developed a technology to protect DVDs, CDs and other disc based products from piracy, as well as Take-Two Interactive, the developer of video games, including Grand Theft Auto -- the most successful game in history, with a new version soon to be introduced. We also added Fair Isaac, which has developed software to help credit card companies analyze the credit-worthiness of applicants. Fair Isaac tended to detract from performance late in the six-month period as it reported disappointing earnings, but we continued to hold it because of its attractive valuation. We moved from an underweight to an overweight in the consumer discretionary sector, taking advantage of attractive valuations of Disney, whose media and theme park properties have improved earnings outlooks, and Viacom, the owner of the CBS and MTV television networks among other properties. Among retailers, we sold our Wal-Mart position before the stock fell hard, investing in Target, Kohl's and Ross Stores. In addition, we increased the emphasis on financial services stocks, focusing on insurance companies with excellent valuations that were not as vulnerable to interest-rate increases as banks and other lenders. We continued to de-emphasize consumer staples, although we added Altria (the former Philip Morris), which offered a high dividend yield and an attractive stock price that we believed was the result of overly pessimistic market evaluations of the company's tobacco liability. In addition, we invested in First Data, the leader in processing of credit card transactions and owner of the Western Union system, and Accenture, an information-technology services consulting firm.

Q:   What were some of the investments that influenced performance?

A: Among newer holdings, Macrovision rose significantly during the period as its revenue grew faster than had been expected. Sepracor, a pharmaceutical company and a new holding, also advanced on positive news of a drug under development. Zimmer Holdings, a world leader in orthopedic products, including hip and knee replacements, was another health-care position that did very well. The timely sale of Wal-Mart Stores also supported performance. The overweight position in the semiconductor industry early in the six-month period held back performance, as valuations in that group fell hard. Corinthian Colleges, operator of adult vocational educational colleges and programs, was another detractor, as the SEC began an investigation of its financial records. However, we took advantage of the price decline to add to the position in Corinthian because of its good long-term fundamentals. Lexar and Sandisk, two manufacturers of flash memories for cameras and cell phones, also fell on disappointing sales. Freeport-McMoRan, a leader in the copper mining industry and a strong support for performance in 2003, also declined both because of problems at one of its mines and because of fears of an economic slowdown in China, an important importer of copper. We increased our investment in the company because of its attractive price. We also believed it experienced some short-term production problems that would be resolved.

Q:   What is your investment outlook?

A: We are cautious about the near-term opportunities in the domestic stock market, as stock valuations appear relatively expensive and the Federal Reserve Board has moved to a less accommodating monetary policy. The home refinancing boom of the past two years may hurt the future earnings of banks, while the technology industry faces a number of challenges, from pricing pressure on its products to calls to change the way many companies have treated stock options in their accounting. Health care stocks, however, appear to be more reasonably valued. Given this outlook, we are paying very strict attention to our analysis and selection of individual companies. We also have somewhat reduced our exposure to the domestic stock market with investments in Europe and the emerging markets. We have, for example, increased our position in Vodafone, the world's largest wireless communications service company, and we have added small holdings from Korea, Taiwan and Israel.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER VALUE FUND
Performance Update 3/31/04 Class A Shares



Share Prices and Distributions



                                                  3/31/04             9/30/03
                                                  $18.72              $16.25
Distributions per Share     Net              Short-Term          Long-Term
(10/1/03 - 3/31/04)         Investment       Capital Gains       Capital Gains
                            Income
                            $0.0783          $    -              $0.0404



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         Russell
        Value           1000 Value
        Fund*           Index

3/94     9425           10000
9/94    10095           10321
        12105           13181
9/96    13580           15546
        19820           22124
9/98    15069           22921
        16857           27213
9/00    19604           29369
        17864           26998
9/02    14867           22422
        18277           27884
3/04    21198           32805


Average Annual Total Returns
(As of March 31, 2004)



Period       Net Asset Value     Public Offering Price*
--------------------------------------------------------
10 Years            8.44%                  7.80%
5 Years             4.80                   3.56
1 Year             37.69                  29.75



All returns reflect investment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

Portfolio Management's Discussion 3/31/04

     The stock market continued to rise through the final quarter of 2003 and into this year, then took a modest breather late in this year's first quarter. The period favored the Fund's value discipline, as value stocks in general outperformed their growth counterparts. In the following discussion, portfolio manager Rod Wright describes those events and the decisions that affected Pioneer Value Fund's performance over the last six months.

Q:   Please describe the investment background over the last six months.

A: As the economic recovery gathered strength, investors were encouraged by the increase being reported in corporate profits. Fueling the recovery in large measure were the lowest short-term interest rates in over 40 years and broad federal income tax cuts that put added cash into the hands of individuals and businesses. However, the markets stalled in March, as unemployment remained stubbornly high despite the continued economic expansion. Renewed geopolitical concerns and a dip in consumer confidence added to market uncertainty. Consumers account for more than half of US economic activity, and any pullback in their spending is taken as a negative sign.

Q:   How did Pioneer Value Fund perform against that background?

A: For the six months ended March 31, 2004, Pioneer Value Fund's Class A, B, C and R shares had total returns at net asset value of 15.98%, 15.30%, 15.27% and 15.82%, respectively. In comparison, the Russell 1000 Value Index, the Fund's benchmark, returned 17.65% for the same period. The Fund's Lipper Large-Cap Value peers returned 15.94% for the six months ended March 31, 2004.

Q:   Which of your decisions or strategies had the most impact on performance?

A: Stock selection was generally favorable over this period, but sector emphasis hurt results, accounting for the Fund's relative underperformance versus the benchmark. In particular, we were underweight compared to our benchmark in financial stocks, a decision based on our expectation that interest rates would begin to rise and put pressure on the earnings of financial companies. But rates stayed low, and financials were one of the market's better-performing sectors over this period. A number of mergers within the industry also pushed up prices. In addition, the stronger economy had a positive impact on credit quality, favoring lending institutions. Countrywide Financial, a mortgage lender, was the Fund's biggest gainer among financial issues. Countrywide rose on news of surprisingly strong earnings as mortgage rates remained low and home refinancings continued. Citigroup, the Fund's largest holding, also rose during the period.

Q:   What other decisions or strategies had an impact on performance?

A: Our overweight commitment to energy stocks aided results, as rising oil prices boosted their profit outlook. Successful stock selection added to the Fund's strong performance in this sector. Suncor Energy, which extracts oil from oil-bearing sands by means of a costly process, benefited when oil prices reached levels that allowed for profitable operations. Transocean Inc., a leading offshore drilling company, also saw increased activity as oil prices moved higher. Utilities companies generally added to Fund results, but Dominion Resources underperformed. Results benefited from good stock selection in the telecommunications sector, an area in which we maintained a neutral weighting compared to the benchmark. AT&T Wireless was a standout performer, rising sharply when news broke of its pending acquisition by Cingular. In technology, Motorola rose when operating results improved for the first time in three years. Strategic steps by Motorola's new management, including sale of the company's semiconductor unit, also benefited results. Tyco International, a diversified industrial company, rose as disciplined new management distanced the company from earlier problems, eliminated some non-essential business units and strengthened the firm's balance sheet by cutting outstanding debt. Another industrial company, Waste Management, rose on the basis of a successful turnaround. Management cut costs and upgraded systems while successfully integrating a number of acquisitions. The growing economy also boosted results, as waste volumes are tied to the level of business activity.

     In healthcare, Wellpoint Health Networks, a leading managed-care company, rose on the basis of earnings increases, increased market share and the imposition of higher premiums. Wellpoint has also agreed to merge with Anthem, another major health benefits company. In a related area, our overweight position in Merck hurt results; large pharmaceutical companies were laggards over the period.

Q:   Which of the Fund's other holdings held back results?

A: Shares of Freddie Mac (The Federal Home Loan Mortgage Corporation), an issuer of mortgage-backed securities, declined. Shares weakened when questions arose about its method of calculating earnings, raising the possibility of more stringent regulation and greater government involvement with its operations. Among industrial issues, the rising price of oil pulled down the Fund's transportation stocks.

     In addition, Southwest Airlines was hurt by an unresolved contract dispute with flight attendants. Donaldson Co., which manufactures filtration systems, declined following a disappointing earnings report.

Q:   What is your outlook for the economy and for value stocks?

A: We believe the economy will continue expanding in the months ahead. However, some of the good economic news we anticipate may already be reflected in stock prices. In addition, if the expansion begins to generate inflationary forces in the economy, the Federal Reserve Board is likely to raise interest rates, a move that would dampen investor enthusiasm. Nevertheless, we are still finding good values, and with corporate fundamentals strong and improving, we expect good returns on equities for the balance of this year.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER MID CAP VALUE FUND
Performance Update 4/30/04 Class A Shares



Share Prices and Distributions



                                                  4/30/04             10/31/03
                                                  $23.77              $22.25
Distributions per Share     Net              Short-Term          Long-Term
(11/1/03 - 4/30/04)         Investment       Capital Gains       Capital Gains
                            Income
                            $0.0306          $0.1778             $0.3145



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Pioneer         Russell
        Mid Cap         Midcap
        Value           Value
        Fund*           Index

4/94     9425           10000
        10544           10260
10/95   12581           12563
        14231           15222
10/97   17457           20163
        15932           21323
10/99   17529           22538
        21036           25211
10/01   21425           24866
        20141           24126
        26470           32199
4/04    28950           34870


Average Annual Total Returns
(As of April 30, 2004)



Period       Net Asset Value     Public Offering Price*
--------------------------------------------------------
10 Years            11.87%                 11.22%
5 Years              9.65                   8.37
1 Year              36.78                  28.89



All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period.

Data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion 4/30/04

     Stock prices continued to climb during the six months ended April 30, 2004, although new worries about the direction of interest rate moves, and concerns about instability in Iraq, added to the volatility of the market. In the following discussion, Rod Wright, leader of the team that manages Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the economic environment during the six-month period.

Q:   How did the Fund perform?

A: The Fund did very well during a period of changing sentiment in the market. The Fund's Class A shares had a total return of 9.37% for the six months ended April 30, 2004, while Class B and Class C shares returned 8.89% and 8.85%, respectively, all at net asset value. During the same period, the Standard & Poor's 500 Index, a benchmark for large-cap stocks, rose by 6.27%, while the Russell Midcap Value Index gained 8.30%.

Q:   How would you characterize the market during the six months?

A: It was a period of volatility and shifting trends. During the first two months of the period -- the final two months of 2003 -- we saw a continuation of the pattern that had characterized much of the year. As optimism grew that the economy was finally emerging from its slump and that corporate profits would continue to increase, stock prices rose, led by lower quality companies with weaker balance sheets. Technology stocks typically were among the performance leaders. That pattern began to change and the market became more volatile in the early weeks of 2004, amid worries that interest rates were beginning to rise and that the situation in Iraq was more troublesome than earlier believed. Interest rates did rise substantially from the middle of March through the end of April, which undermined the valuations of many technology companies, as well as the stocks in sectors particularly sensitive to changes in interest rates, such as financial services and utilities. Fortunately, the Fund was well positioned for this change in the direction of interest rates. Our underweight positions among financial and utility companies helped performance, as did our de-emphasis of technology companies.

Q:   What types of investments tended to help performance?

A: Our strategy emphasizes fundamental analysis of companies and individual stock-picking, rather than major sector decisions based on macroeconomic trends. We seek good companies at attractive valuations, irrespective of their industry. The biggest single contributor to performance was sports retailer Foot Locker, a major holding, which posted strong earnings gains during the period. But we also enjoyed excellent results from our selections in the healthcare and energy sectors. In the health-care sector, top performers included medical-supply company Becton, Dickinson, and dental-supply company Apogent Technologies, which received a takeover offer during the period.

     Our investment in Wellpoint Health Networks, an HMO, also appreciated sharply as it merged with Anthem. In the energy sector, top performers included Transocean, a deepwater drilling company, and Occidental Petroleum, a fully integrated energy corporation. While the stock prices of many technology companies discouraged us from investing, we did have some excellent results in the sector, including NCR, a hardware and systems company, and Autodesk, a software firm. We also enjoyed excellent results from ConAgra, an agricultural products and food-processing firm, and Republic Services, a waste-disposal corporation.

Q:   What types of investments were disappointing during the period?

A: Basic materials companies, which had supported the Fund's performance during 2003, tended to detract from results as interest rates began to rise. A good example was mining company Freeport-McMoRan, which we have eliminated from the portfolio. Securities transaction processor Investment Technology Group declined when its trading volumes declined, while toy maker Mattel fell when analysts began doubting the continued strength of the Barbie line.

Q:   What is your investment outlook?

A: We continue to be encouraged by the strong economy and the inexpensive dollar, which helps domestic companies compete globally. While interest rates have started to increase and the Federal Reserve is expected to raise short-term rates this year, rates are likely to remain relatively low when compared to historical standards. However, the stock market has enjoyed an extraordinary rally since March 2003, and many companies already are selling at high valuations based on anticipations of strong future earnings growth. As a result, while we are optimistic about the economy, we are more guarded about opportunities in the overall market, and we will continue to emphasize strong companies with attractive stock valuations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER SMALL CAP VALUE FUND
Performance Update 5/31/04 Class A Shares



Share Prices and Distributions



                                                5/31/04             11/30/03
                                                $29.70              $27.10
Distributions per Share     Net            Short-Term          Long-Term
(12/1/03 - 5/31/04)         Investment     Capital Gains       Capital Gains
                            Income
                            $  -           $    -              $    -



Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to that of the Russell 2000 Value Index.


[DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Value of $10,000 Investment

        Russell         Pioneer
        2000            Small Cap
        Value           Value
        Index           Fund*

2/97    10000            9425
        12436           11206
11/98   11665            9282
        11499           11661
11/00   13142           13674
        15637           15851
11/02   15355           15192
        20714           19227
5/04    22024           21071


Average Annual Total Returns
(As of May 31, 2004)



Period             Net Asset Value     Public Offering Price*
--------------------------------------------------------------
Life-of-Class
 (2/28/97)                11.72%                 10.81%
5 Years                   14.37                  13.02
1 Year                    29.55                  22.08



All returns reflect reinvestment of distributions at net asset value.

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index. Small-cap stocks may be subject to greater short-term price fluctuations than securities of larger companies.

Portfolio Management's Discussion 5/31/04

     A shift by investors away from speculative issues into higher quality, small-capitalization stocks helped Pioneer Small Cap Value Fund outperform its benchmark index over the past six months. In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the factors that led to these favorable results.

Q:   What were market conditions like over this period and how did you respond?

A. Strong growth in the last quarter of 2003 extended into this year as a broad-based economic recovery continued to take shape. At the same time, increased global demand pushed up prices for most commodities, triggering inflation concerns and increasing the possibility that the Federal Reserve Board will raise interest rates over the summer.

     We were rewarded over this period for staying with our long established investment discipline. Late in 2003, the Fund's results, although positive, nevertheless lagged the benchmark because we do not invest in the kinds of high-risk issues that were market leaders at the time. More recently, better quality issues that fit our criteria for valuation, financial strength and earnings potential have attracted the market's attention. By the end of the period, Fund performance had swung from trailing the benchmark because of stocks we did not own, to outperforming our benchmark thanks to successful stock selection.

Q:   Given that background, how did the Fund perform?

A. For the six-month period ended May 31, 2004, Pioneer Small Cap Value Fund's Class A, B, C and R shares returned 9.59%, 9.13% 9.09% and 9.59% respectively, all at net asset value. These results outdistanced the 6.32% return of the Russell 2000 Value Index, the Fund's benchmark, for the same period.

Q:   Which of your decisions aided Fund performance?

A. In our bottom-up process, our stock choices produce the portfolio's sector weightings. A shortage of attractive values and the possibility of higher interest rates left the portfolio underweighted in financial services companies compared to the benchmark. That stance helped performance, as many financial issues were poor performers. Also beneficial was our decision to downplay companies that are most vulnerable to higher rates -- thrifts that rely heavily on mortgage financing, and real estate investment trusts. Instead, we emphasized commercial banks that can gain earning power as economic activity pushes rates higher just when businesses are increasing their borrowing. We took profits in Irwin

     Financial, which has a large mortgage lending subsidiary. Texas Capital Bancshares and Virginia-based Cardinal Financial both are expected to benefit from the fallout of the merger activity taking place among the larger national banking companies, as well as the improving business environment for their small- and mid-size business customers.

     Overweighting and successful selection of energy stocks aided results as investors took notice of attractive valuations. Coal producer Massey Energy was the Fund's most successful holding over this period. Global energy demand drove up the price of Appalachian coal. In addition, as the US dollar weakened, the price of US coal fell in terms of foreign currencies, making the price of our coal competitive in world markets for the first time in years. Southwestern Energy, Penn Virginia and Swift Energy also moved higher.

Q:   What other sectors or stocks had an impact, for better or worse?

A. Our slightly overweight position in transportation stocks led to positive results that ran contrary to the industrials sector's trend. Stelmar Shipping, based in Greece, continues to benefit as available tanker capacity lags behind the demands of a growing world economy and not enough new ships are being built. In addition, a high percentage of Stelmar's fleet already meets the mandate for double-hulled ships, allowing it to charge premium rates. Genesee & Wyoming, which acquires and operates short line railroads in North America and Australia, saw a pickup in demand for hauling iron ore and coal as well as large harvests of grain in Australia. Genesee also has lower labor costs than some large railroads. We bought Wabtec, which makes components parts for railcars, at a low point in its business cycle. Shares moved higher when industrial growth began to absorb the oversupply of railcars and orders for new cars came in. Pediatrix Medical Group, which runs specialized neonatology practices in hospitals, continued to deliver good results, as did Pacificare Health Systems, a leading Medicare HMO. Chattem, marketer of Gold Bond, Icy Hot and other consumer healthcare brands, rebounded sharply after resolving pending litigation. In commercial services, our patience with Central Parking was rewarded as the better economic environment and the return of the company founder in the role of CEO has begun to have a positive impact on their business. But PRG Schultz, which provides specialized auditing services, continued to wrestle with merger related problems. Technology, where our relatively small exposure hurt results, was also a disappointment. Remec, a maker of microwave and other wireless transmission equipment, ran afoul of internal problems and is undergoing a management shakeup. We believe Remec's core business is solid and that a new management team enhances its outlook. Shares of software maker SPSS fell back, while Borland Software continued to tread water. Insight Enterprises, a distributor of computers and peripherals to mid-sized businesses, slipped back slightly following a very strong run late last year and into the beginning of this year. We think Insight remains an attractive way to capitalize on possible increases in corporate technology spending. Insituform's sewer maintenance business continued to feel the constraints of tight municipal budgets. Our performance among insurance stocks trailed the benchmark.

Q:   What is your outlook for the next several months?

A. The economic recovery has by now benefited most sectors of the market. But it is not yet clear whether the expansion is merely satisfying pent-up demand or we are at the beginning of a sustained period of growth. High prices for industrial and other commodities give pause, as inflation remains a threat to the recovery. The upcoming presidential election and geopolitical tensions may also have unforeseeable market impacts. Nevertheless, we continue to find good companies that seem mispriced in the marketplace, given their potential for earnings expansion over the next two or three years.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                          COMBINED PROXY STATEMENT OF

                           SAFECO TAXABLE BOND TRUST
                            on behalf of its Series:
                 Safeco Intermediate-Term U.S. Government Fund
                          Safeco High-Yield Bond Fund

                         SAFECO TAX-EXEMPT BOND TRUST
                            on behalf of its Series:
                 Safeco Intermediate-Term Municipal Bond Fund
                    Safeco California Tax-Free Income Fund
                          Safeco Municipal Bond Fund

                           SAFECO MANAGED BOND TRUST
                            on behalf of its Series:
                      Safeco Intermediate-Term Bond Fund

                           SAFECO MONEY MARKET TRUST
                            on behalf of its Series:
                           Safeco Money Market Fund
                       Safeco Tax-Free Money Market Fund
        (each, "your Safeco Fund" and collectively, the "Safeco Funds")


           The address and telephone number of each Safeco Fund is:
                   4854 154th Place N.E., Redmond, WA 98052
                                1-800-624-5711

                                   PROSPECTUS

                         FOR INVESTOR CLASS SHARES OF

                         PIONEER AMERICA INCOME TRUST
                               PIONEER BOND FUND
                    PIONEER CALIFORNIA TAX FREE INCOME FUND
                          PIONEER CASH RESERVES FUND
                            PIONEER HIGH YIELD FUND
                          PIONEER MUNICIPAL BOND FUND
                         PIONEER TAX FREE INCOME FUND
                      PIONEER TAX FREE MONEY MARKET FUND
        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
       60 State Street, Boston, Massachusetts 02109 and 1-800-622-3265 or
                                1-800-225-6292.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                        SCHEDULED FOR DECEMBER 8, 2004


To the Shareholders of the Funds:


     A joint special meeting of shareholders (the "Meeting") for each of the Safeco Funds will be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, WA 98052 on December 8, 2004 at 2:00 p.m., local time, to consider the following:

  1. With respect to each Safeco Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your Safeco Fund will transfer all of its assets to an investment company (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Investor Class shares of the Pioneer Fund. The Pioneer Fund also will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net assets at the closing. Generally, each Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. In the case of certain Safeco Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. Holders of all share classes of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. Investor Class shares of the applicable Pioneer Fund will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the closing date of the reorganization. Following the reorganization, your Safeco Fund will then be dissolved. As a result of the reorganization you will become shareholders of the Pioneer Fund. Your Board of Trustees recommends that you vote FOR this proposal.

  2. With respect to each Safeco Fund, a proposal to approve an interim investment advisory agreement between your Safeco Fund and Pioneer. Pioneer has provided advisory services for your Safeco Funds pursuant to this agreement since August 2, 2004, when the advisory agreement between your Safeco Fund and Safeco Asset Management Company terminated. Approval of the interim investment advisory agreement will enable Pioneer to receive advisory fees currently held in escrow. Your Board of Trustees recommends that you vote FOR this proposal.

  3. Any other business that may properly come before the Meeting.

     Shareholders of record as of the close of business on October 8, 2004, are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your Safeco Fund may be required to make additional solicitations.


                                                By order of the Boards of
Trustees,

                                                [Name]
                                                [Title]


October    , 2004

                          COMBINED PROXY STATEMENT OF


                           SAFECO TAXABLE BOND TRUST

                            on behalf of its Series:
                 Safeco Intermediate-Term U.S. Government Fund
                          Safeco High-Yield Bond Fund


                         SAFECO TAX-EXEMPT BOND TRUST

                            on behalf of its Series:
                 Safeco Intermediate-Term Municipal Bond Fund
                    Safeco California Tax-Free Income Fund
                          Safeco Municipal Bond Fund


                           SAFECO MANAGED BOND TRUST

                            on behalf of its Series:
                      Safeco Intermediate-Term Bond Fund


                           SAFECO MONEY MARKET TRUST

                            on behalf of its Series:

                           Safeco Money Market Fund
                       Safeco Tax-Free Money Market Fund
        (each, "your Safeco Fund" and collectively, the "Safeco Funds")

  The address and telephone number of each Safeco Fund is: 4854 154th Place
                   N.E., Redmond, WA 98052 1-800-624-5711.


                                  PROSPECTUS

                         FOR INVESTOR CLASS SHARES OF


                         PIONEER AMERICA INCOME TRUST
                               PIONEER BOND FUND
                    PIONEER CALIFORNIA TAX FREE INCOME FUND
                          PIONEER CASH RESERVES FUND
                            PIONEER HIGH YIELD FUND
                          PIONEER MUNICIPAL BOND FUND
                         PIONEER TAX FREE INCOME FUND
                       PIONEER TAX FREE MONEY MARKET FUND
        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")


     The address and telephone number of each Pioneer Fund is: 60 State Street, Boston, Massachusetts 02109 and 1-800-622-3265 or 1-800-225-6292.


     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any Safeco Fund or Pioneer Fund is not a bank deposit and is not insured or guaranteed by the federal deposit insurance corporation or any other government agency.

     This combined proxy statement and prospectus ("Proxy Statement/Prospectus"), dated October 25, 2004, is being furnished to shareholders of the series listed above (each a "Safeco Fund") of Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Money Market Trust and Safeco Managed Bond Trust (each, a "Safeco Trust," and collectively, the "Safeco Trusts") in connection with the solicitation by the respective Boards of Trustees (the "Boards," or the "Trustees") of the Safeco Trusts of proxies to be used at a joint meeting of shareholders of the Safeco Funds (the "Meeting") to be held at Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, WA 98052 on December 8, 2004 at 2:00 p.m., local time. The Proxy Statement/Prospectus contains information you should know before voting on (i) the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each Safeco Fund into a corresponding Pioneer Fund (each a "Reorganization"), and (ii) the approval of an interim investment advisory agreement for each Safeco Fund. The following table indicates (a) the corresponding Pioneer Fund shares that each Safeco Fund shareholder would receive if each Plan is approved, (b) which Safeco Fund shareholders may vote on which proposals and (c) on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Shareholders of each class of shares of a Safeco Fund will vote together as a single class on each proposal. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Safeco Fund's Reorganization.


----------------------------------------------------------------------------------------------------------------------------
                    Safeco Fund             Pioneer Fund          Shareholders Entitled to Vote                         Page
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(a)       Safeco California       Pioneer California    Safeco California Tax-Free Income Fund shareholders      8
                    Tax-Free Income Fund    Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(b)       Safeco High-Yield       Pioneer High Yield    Safeco High-Yield Bond Fund shareholders                23
                    Bond Fund               Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(c)       Safeco                  Pioneer Bond Fund     Safeco Intermediate-Term Bond Fund shareholders         37
                    Intermediate-Term
                    Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(d)       Safeco                  Pioneer Tax Free      Safeco Intermediate-Term Municipal Bond Fund            52
                    Intermediate-Term       Income Fund           shareholders
                    Municipal Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(e)       Safeco                  Pioneer America       Safeco Intermediate-Term U.S. Government Fund           68
                    Intermediate-Term       Income Trust          shareholders
                    U.S. Government Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(f)       Safeco Money Market     Pioneer Cash          Safeco Money Market Fund shareholders                   84
                    Fund                    Reserves Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(g)       Safeco Municipal Bond   Pioneer Municipal     Safeco Municipal Bond Fund shareholders                 97
                    Fund                    Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(h)       Safeco Tax-Free         Pioneer Tax Free      Safeco Tax-Free Money Market Fund shareholders         112
                    Money Market Fund       Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 2(a)-(h)   Each Fund               Not applicable        Shareholders of each Fund voting separately            127
                                                                  as to the proposal that affects their Fund
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
----------------------------------------------------------------------------------------------------------------------------
The Safeco Funds' prospectuses dated April 30, 2004, as          Available to you free of charge by calling 1-800-624-5711.
supplemented August 2, 2004 and August 3, 2004.                  Each prospectus, which is also on file with the SEC, is
                                                                 incorporated by reference into this Proxy Statement/
The Safeco Funds' annual report dated December 31, 2003          Prospectus.
and semiannual report dated June 30, 2004.
                                                                 Available to you free of charge by calling 1-800-624-5711.
                                                                 Also on file with the SEC. See "Available Information." These reports are incorporated by reference into this Proxy
                                                                 Statement/Prospectus.
----------------------------------------------------------------------------------------------------------------------------
Each Pioneer Fund's current prospectus and each Pioneer          Available to you free of charge by calling 1-800-225-6292.
Fund's most recent annual and semiannual reports and             These prospectuses and reports are also on file with the SEC.
supplements (as they apply) to shareholders.                     These prospectuses and reports are incorporated by reference into this Proxy Statement/Prospectus.
----------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint Proxy       Available to you free of charge by calling 1-800-225-6292.
Statement/Prospectus (the "SAI"), dated October 25, 2004. It     Also on file with the SEC. This SAI is incorporated by
contains additional information about your Safeco Funds and      reference into this Proxy Statement/Prospectus.
the Pioneer Funds.
----------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.          Call your Safeco Fund's toll-free telephone number:
                                                                 1-800-624-5711.
----------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations


     Safeco Asset Management Company ("SAM"), the Safeco Funds' investment adviser until August 2, 2004, was a subsidiary of Safeco Corporation, a multi-line insurance company. On August 2, 2004, Symetra Financial Corporation ("Symetra") acquired certain assets from Safeco Corporation, including all of the capital stock of SAM. While reviewing the operations of SAM in anticipation of that transaction, Symetra determined that engaging in the business of investment adviser to the Safeco Funds was not a core business that it intended to continue. After investigating and discussing several alternatives for ongoing investment management of the Safeco Funds with the Trustees, Symetra conducted a search for a new investment adviser for the Safeco Funds. Ultimately Symetra decided to recommend to the Boards that Pioneer Investment Management, Inc. ("Pioneer") be hired to manage the Safeco Funds on an interim basis until the Reorganizations occur and the Safeco Funds be reorganized into similar mutual funds managed by Pioneer.

     The Boards met at a series of meetings in July 2004. At these meetings your Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds, including the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed Reorganizations on the Safeco Funds' shareholders, and the quality of the services offered by Pioneer. At these meetings, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered these and other factors specifically in the context of each Reorganization. On July 30, 2004, the Boards of Trustees, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve each of the Reorganizations. In approving the Reorganization, the Board determined that the Reorganizations were in the best interests of the Safeco Funds' shareholders and the interests of existing Safeco Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer favorable long-term investment performance and enhanced shareholder services to the Safeco Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and, by being part of a family of funds with greater distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your Safeco Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.


Why the Trustees are Recommending the Reorganizations


     The Trustees believe that reorganizing your Safeco Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

   o SAM, the investment adviser to each of the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Board that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Therefore, a change in your Safeco Fund's investment adviser was necessary;


   o The track record of Pioneer in managing the Pioneer Funds as compared to the historical performance of the Safeco Funds;

   o The resources of Pioneer, including its infrastructure in shareholder services;

   o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options;


   o Pioneer's commitment until December 10, 2006, or such later date that is the second anniversary of the day on which each Reorganization closes (the "Closing Date") to limit the total operating expenses of the Investor Class shares of each Pioneer Fund; and

   o Shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge. Investor Class shares will not be offered after the Reorganizations.

How Each Reorganization will Work

   o Safeco Fund shareholder-directed exchanges and purchases made by check, ACH, or wire will be accepted up until 1 p.m. (Pacific Time) on Wednesday, December 8, 2004. Exchange and purchase requests received after this deadline will be rejected and returned. Purchase and exchange requests made by Safeco Fund shareholders through financial institutions or advisers must do so earlier to ensure the trade can be processed within this deadline. Financial institutions and advisers that trade electronically (NSCC) with the Safeco Funds can place exchange and purchase requests up until 1 p.m. (Pacific Time) on Tuesday, December 7, 2004.

     Exchanges and purchases received after this deadline will be rejected and returned. The Safeco Funds will not process purchases made via automatic investment method (AIM) after December 8, 2004. Dividend/capital gain reinvestment and established systematic exchanges will continue through December 10, 2004.

   o Each Safeco Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding Safeco Fund's liabilities that are included in the calculation of such Safeco Fund's net asset value at the closing of the Reorganization (the "Closing Date").

   o Each Pioneer Fund will issue Investor Class shares to the corresponding Safeco Fund in amounts equal to the aggregate net asset value of that Safeco Fund's shares. Shareholders of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, shareholders will hold the shares of the Pioneer Fund with the same aggregate net asset value as the shares of your Safeco Fund that you held immediately prior to the Reorganization.


   o Each Safeco Fund will be dissolved after the Closing Date.

   o Shares of the Investor Class of a Pioneer Fund will automatically convert to Class A shares of the Pioneer Fund at the end of the calendar month that is two years after the Closing Date.


   o Pioneer acts as investment adviser to each Pioneer Fund. Until December 10, 2006, or such later date that is the second anniversary of the Closing Date, Pioneer has agreed to limit each Pioneer Fund's expenses (excluding extraordinary expenses) for Investor Class shares. Pioneer is not required to limit any expenses after the second anniversary of the Closing Date.


   o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Funds, the Safeco Funds or the shareholders of the Safeco Funds.


   o In recommending each of the Reorganizations, the Trustees of your Safeco Fund have determined that the Reorganization is in the best interest of your Safeco Fund and will not dilute the interests of shareholders of your Safeco Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal. A reorganization might not be in the best interest of the shareholders of a mutual fund if the surviving fund had higher expenses, less experienced management or the adviser did not have adequate resources to manage the affairs of the mutual fund.

   o If the Reorganizations are approved, the Safeco Trust will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act") and will cease to exist as an investment company after such application is approved.


Who is Pioneer


     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual fund and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at June 30, 2004 had, together with its affiliates, over $35 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Investor Class shares to be issued in the Reorganization, each Pioneer Fund also offers Class A shares (subject to an initial sales load and a Rule 12b-1 Plan), Class B shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan), and Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class Y shares (which are an institutional class of shares and are not subject to a sales charge or a Rule 12b-1 Plan) and Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee's fees and out of pocket expenses incurred as a result of the Reorganizations.

Will Pioneer and Symetra Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with SAM's mutual funds and institutional account advisory business. In consideration for the acquisition of these assets and certain covenants from Symetra and SAM, including their assistance in facilitating the Reorganizations and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay Symetra up to $30 million. This amount is subject to downward adjustment if the net assets of the Safeco Funds that approve the Reorganizations (together with assets in certain other accounts) are less than $2.6 billion. Under this agreement, Pioneer and Symetra have also agreed, among other things, that (i) once the Investor Class converts to Class A shares, Pioneer Funds Distributor, Inc. ("PFD"), the principal underwriter of the Pioneer Funds, shall make payments to Safeco Securities, Inc. ("Safeco Securities"), the principal underwriter of the Safeco Funds, pursuant to a Rule 12b-1 plan equal to 0.25% of the average daily net assets attributable to accounts maintained by former shareholders of the Safeco Funds; (ii) PFD will make additional continuing payments out of its own resources to Safeco Securities, following Pioneer's acquisition of assets from SAM, at an annual rate of 0.05% of the average daily net assets of any Pioneer Fund held by or for the account of any former shareholders of the Safeco Funds (including assets invested in any Pioneer Fund as a result of the Reorganization or otherwise) and, in connection with purchases of shares of the Pioneer Funds by former shareholders of the Safeco Funds after the acquisition, PFD will pay out of its own resources to Safeco Securities an amount equal to 0.20% of the amount of such purchases; and (iii) Symetra and SAM will be subject to certain non-competition provisions.

Why is an Interim Investment Advisory Agreements being Voted On

     Having determined to recommend the Reorganizations, the Trustees elected to appoint Pioneer as investment adviser to each Safeco Fund until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds.

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for a Safeco Fund. However, Rule 15a-4 under the Investment Company Act permits the Board to appoint an adviser on an interim basis without prior shareholder approval of an investment advisory agreement with the adviser if the new adviser agrees to provide such services on the same terms as the previous adviser. An adviser may act on such an interim basis for a period of 150 days. Because Pioneer will be making the payment to Symetra as discussed above, any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow until shareholder approval of that agreement is obtained. If shareholders of a Safeco Fund do not approve the interim investment advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Safeco Fund. If the Reorganizations and the interim investment advisory agreements are not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Safeco Funds, unless an extension of the 150 day period is permitted by a rule or independent position of the staff of the SEC. If both the Reorganization and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganization.

What Happens if a Reorganization is not Approved

     If a Reorganization is not approved by shareholders, the Board will consider what action to take. Such action could include liquidating the Safeco Fund or seeking SEC relief to permit Pioneer to serve as investment adviser beyond the 150-day limitation period.


Who is Eligible to Vote


     Shareholders of record on October 8, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of a Safeco Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization and the interim advisory agreement with Pioneer. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS



                                                                                    Page
                                                                                    ---
INTRODUCTION .....................................................................    3
PROPOSAL 1(a) -- SAFECO CALIFORNIA TAX-FREE INCOME FUND ..........................    8
PROPOSAL 1(b) -- SAFECO HIGH-YIELD BOND FUND .....................................   23
PROPOSAL 1(c) -- SAFECO INTERMEDIATE-TERM BOND FUND ..............................   37
PROPOSAL 1(d) -- SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND ....................   52
PROPOSAL 1(e) -- SAFECO INTERMEDIATE-TERM U.S. GOVERNMENT FUND ...................   68
PROPOSAL 1(f) -- SAFECO MONEY MARKET FUND ........................................   84
PROPOSAL 1(g) -- SAFECO MUNICIPAL BOND FUND ......................................   97
PROPOSAL 1(h) -- SAFECO TAX-FREE MONEY MARKET FUND ...............................  112
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION ...............................  125
TAX STATUS OF EACH REORGANIZATION ................................................  125
PROPOSAL 2(a)-(h) -- APPROVAL OF PIONEER AS INVESTMENT ADVISER FOR EACH FUND .....  127
VOTING RIGHTS AND REQUIRED VOTE ..................................................  130
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...................................  130
FINANCIAL HIGHLIGHTS .............................................................  137
INFORMATION CONCERNING THE MEETING ...............................................  142
OWNERSHIP OF SHARES OF THE FUNDS .................................................  144
EXPERTS ..........................................................................  149
AVAILABLE INFORMATION ............................................................  149
EXHIBIT A-1 -- FORM OF AGREEMENTS AND PLANS OF REORGANIZATION (C/D) ..............  A-1
EXHIBIT A-2 -- FORM OF AGREEMENTS AND PLANS OF REORGANIZATION (F) ................ A-21
EXHIBIT B -- FORM OF INTERIM ADVISORY AGREEMENT ..................................  B-1
EXHIBIT C -- ADDITIONAL INFORMATION REGARDING PIONEER ............................  C-1
EXHIBIT D -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE .......................  D-1

                  Safeco California Tax-Free Income Fund and
                    Pioneer California Tax Free Income Fund

                                 PROPOSAL 1(a)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco California Tax-Free Income Fund to the Pioneer California
                             Tax Free Income Fund



------------------------------------------------------------------------------------------------------------------------------------
                                 Safeco California Tax-Free Income Fund             Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                   A series of Safeco Tax-Exempt Bond Trust, a        A newly organized series of Pioneer Series
                           diversified open-end management investment         Trust II, an open-end management investment
                           company organized as a Delaware statutory trust.   company registered under the Investment
                                                                              Company Act and organized as a Delaware
                                                                              statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $82.4 million                                      None. The Pioneer California Tax Free Income
June 30, 2004                                                                 Fund is newly organized and does not expect
                                                                              to commence investment operations until the
                                                                              Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and    Investment adviser (until August 2, 2004):         Investment adviser:
portfolio managers         SAM                                                Pioneer

                           Portfolio Managers (until August 2, 2004):         Portfolio Managers:
                           Stephen C. Bauer (since 1983)                      Day-to-day management of the Fund's
                           President and Director, SAM                        portfolio will be the responsibility of a team of
                                                                              fixed income portfolio managers led by
                           Mary Metastasio (since 2003)                       Kenneth J. Taubes.
                           Vice President, SAM
                                                                              Mr. Taubes joined Pioneer as a senior vice
                           Currently Pioneer is investment adviser to         president in September 1998 and has been an
                           Safeco California Tax-Free Income Fund. The        investment professional since 1982.
                           Portfolio Managers of Pioneer California Tax
                           Fund, as indicated in the next column,
                           currently manage your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective       Each Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Safeco California Tax-Free Income Fund      Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments    To achieve its investment objective, each Fund invests primarily in investment-grade municipal bonds issued by the state of California or its political subdivisions and having average maturities of 15 years or longer. Under normal circumstances, each Fund invests:

                       o At least 80% of its assets in securities the interest on which is exempt from federal income tax and California personal income tax
                       o At least 65% of its assets in investment-grade municipal bonds with a maturity of more than one year
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Pioneer California Tax Free Income Fund's
                                                                    investments may have fixed or variable
                                                                    principal payments and all types of interest
                                                                    rate payment and reset terms, including
                                                                    fixed and floating rates, inverse floating
                                                                    rate, zero coupon, contingent, deferred and
                                                                    payment in kind and auction rate features.

                                                                    Pioneer California Tax Free Income Fund
                                                                    may invest in tax-exempt securities of
                                                                    issuers located outside the state of
                                                                    California. The Fund will not invest in
                                                                    securities the interest on which is a tax
                                                                    preference item for purposes of the federal
                                                                    alternative minimum tax.

                                                                    Pioneer California Tax Free Income Fund
                                                                    may invest in municipal securities of any
                                                                    maturity, although under normal
                                                                    circumstances it is anticipated that the Fund
                                                                    will generally invest in longer-term
                                                                    investments. Municipal securities with
                                                                    longer maturities are generally more volatile
                                                                    than other fixed income securities with
                                                                    shorter maturities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Safeco California Tax-Free Income Fund          Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    When evaluating a bond to buy, SAM considers         Pioneer considers both broad economic
                         among other things:                                  factors and issuer specific factors in selecting
                                                                              a portfolio designed to achieve the Fund's
                         o Yield                                              investment objective. In assessing the
                         o Maturity                                           appropriate maturity and rating weighting of
                         o Structural features such as an issuer's right      the Fund's portfolio, Pioneer considers a
                           to buy the bond back at a stated price (a          variety of factors that are expected to
                           "call") or the Fund's right to require the         influence economic activity and interest rates.
                           issuer to buy the bond back at a stated price      These factors include fundamental economic
                           (a "put")                                          indicators, such as the rates of economic
                         o Credit quality (including the underlying rating    growth and inflation, Federal Reserve
                           of insured bonds)                                  monetary policy and the relative value of the
                         o The project the issuer is financing                U.S. dollar compared to other currencies.
                         o The original offering price
                         o Any state or local tax exemption                   Once Pioneer determines the preferable
                         o The amount of discount off or premium on           portfolio characteristics, Pioneer selects
                           the stated principal amount of the bond            individual securities based upon the terms of
                           represented by the price offered                   the securities (such as yields compared to
                         o Whether the bond appears to offer the best         U.S. Treasuries or comparable issues),
                           overall value when compared to other               liquidity and rating and issuer diversification.
                           available bonds
                                                                              Pioneer also employs due diligence and
                         SAM historically favored long-term maturity          fundamental research, an evaluation of the
                         bonds in essential services that offer a             issuer based on its financial statements and
                         significant degree of protection against issuer      operations, to assess an issuer's credit quality,
                         repurchase rights prior to maturity and good         taking into account financial condition, future
                         value relative to their peers. SAM may use the       capital needs and potential for change in
                         rating services provided by Moody's, S&P, or         rating. In making these portfolio decisions,
                         Fitch. Bond ratings indicate an issuer's financial   Pioneer relies on the knowledge, experience
                         strength and ability to meet its debt                and judgment of its staff who have access to
                         obligations.                                         a wide variety of research.

                         Safeco California Tax-Free Income Fund sold bonds when:

                         o They become fully valued
                         o More attractively valued bonds become
                           available;
                         o Cash is needed to meet shareholder
                           redemptions

                         Because it often takes years for attractive
                         relative valuations to be recognized by the
                         municipal securities market, turnover of the
                         Fund's portfolio can be low.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Safeco California Tax-Free Income Fund            Pioneer California Tax Free Income Fund
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Other investments         Safeco California Tax-Free Income Fund will         Pioneer California Tax Free Income Fund may
                          limit its investment in municipal obligations the   invest up to 20% of its net assets in securities
                          interest on which is payable from the revenues      of other investment companies, investment
                          of similar types of projects to less than 25% of    grade commercial paper, U.S. government
                          each Funds' total assets. As a matter of            securities, U.S. or foreign bank instruments
                          operating policy, "similar types of projects"       and repurchase agreements.
                          may include sports, convention or trade show
                          facilities; airports or mass transportation;        Pioneer California Tax Free Income Fund may
                          sewage or solid waste disposal facilities; or air   invest up to 10% of its net assets in debt
                          and water pollution control projects.               securities rated below investment grade or, if
                                                                              unrated, of equivalent quality as determined
                          Safeco California Tax-Free Income Fund may          by Pioneer. Debt securities rated below
                          invest in any of the following short-term,          investment grade are commonly referred to as
                          tax-exempt obligations: municipal notes of          "junk bonds" and are considered speculative.
                          issuers rated, at the time of the purchase,         Below investment grade debt securities involve
                          within one of the three highest grades              greater risk of loss, are subject to greater
                          assigned by a nationally recognized statistical     price volatility and are less liquid, especially
                          rating organization ("NRSRO"); unrated              during periods of economic uncertainty or
                          municipal notes offered by issuers having           change, than higher quality debt securities.
                          outstanding municipal bonds rated within one
                          of the three highest grades assigned by an          Pioneer California Tax Free Income Fund may
                          NRSRO; notes issued by or on behalf of              invest up to 10% of its net assets in inverse
                          municipal issuers that are guaranteed by the        floating rate obligations (a type of derivative
                          U.S. government; tax-exempt commercial paper        instrument). Inverse floating rate obligations
                          assigned one of the two highest grades by an        represent interests in tax-exempt bonds. The
                          NRSRO; certificates of deposit issued by banks      interest rate on inverse floating rate
                          with assets of $1,000,000,000 or more; and          obligations will generally decrease as short-
                          municipal obligations that have a maturity of       term interest rates increase, and increase as
                          one year or less from the date of purchase.         short-term rates decrease. Due to their
                                                                              leveraged structure, the sensitivity of the
                          Safeco California Tax-Free Income Fund may          market value of an inverse floating rate
                          invest in obligations of the U.S. government,       obligation to changes in interest rates is
                          its agencies or instrumentalities or in qualified   generally greater than a comparable long-term
                          repurchase agreements, the net interest on          bond issued by the same municipality and
                          which is taxable for federal income tax             with similar credit quality, redemption and
                          purposes.                                           maturity provisions. Inverse floating rate
                                                                              obligations may be volatile and involve
                                                                              leverage risk.
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Temporary defensive       Safeco California Tax-Free Income Fund may          Pioneer California Tax Free Income Fund may
strategies                hold cash or as a temporary defensive               invest all or part of its assets in securities
                          measure when market conditions so warrant.          with remaining maturities of less than one
                                                                              year, cash equivalents or may hold cash.
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Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Internal Revenue Code of 1986, as amended
                          ("the Code").
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Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
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                                 Safeco California Tax-Free Income Fund             Pioneer California Tax Free Income Fund
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Restricted and illiquid    If immediately after and as a result of such       Pioneer California Tax Free Income Fund will
securities                 action the value of the following securities, in   not invest more than 10% of its net assets in
                           the aggregate, would exceed 10% of Safeco          illiquid and other securities that are not readily
                           California Tax-Free Income Fund's net assets,      marketable. Repurchase agreements maturing
                           the Fund will not (i) purchase securities for      in more than seven days will be included for
                           which there is no readily available market, (ii)   purposes of the foregoing limit. Securities
                           purchase time deposits maturing in more than       subject to restrictions on resale under the
                           seven days, (iii) purchase over-the-counter        1933 Act, are considered illiquid unless they
                           (OTC) options or hold assets set aside to cover    are eligible for resale pursuant to Rule 144A
                           OTC options written by the Fund, (iv) enter into   or another exemption from the registration
                           repurchase agreements maturing in more than        requirements of the 1933 Act and are
                           seven days, or (v) invest in interests in real     determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
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Borrowing                  Safeco California Tax-Free Income Fund may         Pioneer California Tax Free Income Fund may
                           borrow money (i) from banks or (ii) by             not borrow money, except on a temporary
                           engaging in reverse repurchase agreements.         basis and to the extent permitted by applicable
                                                                              law, as amended and interpreted or modified
                                                                              from time to time by any regulatory authority
                                                                              having jurisdiction. Under current regulatory
                                                                              requirements, the Fund may: (a) borrow from
                                                                              banks or through reverse repurchase
                                                                              agreements in an amount up to 33 1/3% of
                                                                              the fund's total assets (including the amount
                                                                              borrowed); (b) borrow up to an additional 5%
                                                                              of the fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
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                                       Safeco California Tax-Free Income Fund            Pioneer California Tax Free Income Fund
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Lending                          Safeco California Tax-Free Income Fund may        Pioneer California Tax Free Income Fund may
                                 lend securities to qualified institutional        not make loans, except that the Fund may
                                 investors with a value of up to 33% of the        (i) lend portfolio securities in accordance with
                                 Fund's total assets.                              the Fund's investment policies, (ii) enter into
                                                                                   repurchase agreements, (iii) purchase all or
                                                                                   a portion of an issue of publicly distributed
                                                                                   debt securities, bank loan participation
                                                                                   interests, bank certificates of deposit, bankers'
                                                                                   acceptances, debentures or other securities,
                                                                                   whether or not the purchase is made upon
                                                                                   the original issuance of the securities,
                                                                                   (iv) participate in a credit facility whereby the
                                                                                   Fund may directly lend to and borrow money
                                                                                   from other affiliated funds to the extent
                                                                                   permitted under the Investment Company Act
                                                                                   or an exemption therefrom, and (v) make
                                                                                   loans in any other manner consistent with
                                                                                   applicable law, as amended and interpreted or
                                                                                   modified from time to time by any regulatory
                                                                                   authority having jurisdiction.
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Derivative instruments           Safeco California Tax-Free Income Fund may        Pioneer California Tax Free Income Fund may
                                 not purchase securities on margin. However,       use futures and options on securities, indices
                                 the Fund may (i) obtain short-term credits as     and currencies, forward currency exchange
                                 necessary to clear its purchases and sales of     contracts and other derivatives. The Fund
                                 securities, and (ii) make margin deposits in      does not use derivatives as a primary
                                 connection with its use of financial options and  investment technique and generally limits their
                                 futures, forward and spot currency contracts,     use to hedging. However, the Fund may use
                                 swap transactions and other financial contracts   derivatives for a variety of non-principal
                                 or derivative instruments.                        purposes, including:

                                                                                   o As a hedge against adverse changes in
                                                                                     stock market prices, interest rates or
                                                                                     currency exchange rates
                                                                                   o As a substitute for purchasing or selling
                                                                                     securities
                                                                                   o To increase the Fund's return as a non-
                                                                                     hedging strategy that may be considered
                                                                                     speculative

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Other investment policies and    As described above, the Funds have substantially
restrictions                     similar principal investment strategies and
                                 policies. Certain of the non-principal investment
                                 policies and restrictions are different. For a
                                 more complete discussion of each Fund's other
                                 investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
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                                   Safeco California Tax-Free Income Fund           Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                             Buying, Selling and Exchange Shares
------------------------------------------------------------------------------------------------------------------------------------
Sales charges                Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer California
                             of Safeco California Tax-Free Income Fund are     Tax Free Income Fund you receive in the
                             subject to a 4.50% front-end sales charge.        Reorganization will not be subject to any
                                                                               sales charge. Moreover, if you own shares
                             A contingent deferred sales charge of up to       in your own name as of the closing of the
                             5.00% if you redeem Class B shares within six     Reorganization (i.e., not in the name of a
                             years of purchase.                                broker or other intermediary) and maintain
                                                                               your account, you may purchase Class A
                             A contingent deferred sales charge of up to       shares of Pioneer California Tax Free Income
                             1.00% if you redeem Class C shares within         Fund and Class A shares of any fund in the
                             one year of purchase.                             Pioneer family of funds through such account
                                                                               in the future without paying any sales charge.
                             Purchases of Investor Class shares of the Fund
                             are not subject to a sales load.                  Except as described above, Class A shares of
                                                                               Pioneer California Tax Free Income Fund are
                             The Fund assesses a mandatory redemption          subject to a front-end sales charge of up
                             fee of 2%, as a percentage of the amount          to 4.50%.
                             redeemed or exchanged, on Class A and
                             Investor Class shares held less than 30 days.
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Management and other fees    Safeco California Tax-Free Income Fund pays       Pioneer California Tax Free Income Fund will
                             an advisory fee on a monthly basis at an          pay Pioneer an advisory fee as follows: 0.50%
                             annual rate as follows:                           of the fund's average daily net assets on the
                                                                               first $250 million, 0.45% on assets greater
                             $0-$250,000,000:                   0.50 of 1%     than $250 million to $750 million and 0.40%
                             $250,000,001-$750,000,000:         0.45 of 1%     on assets greater than $750 million. The fee is
                             Over $750,000,00:                  0.40 of 1%     computed daily and paid monthly.

                             SAM serves as administrator and fund              In addition, the Fund will reimburse Pioneer
                             accounting agent for Safeco California Tax-Free   for certain fund accounting and legal expenses
                             Income Fund. The Fund pays SAM an                 incurred on behalf of the Fund and pays a
                             administrative services fee of 0.05% of the       separate shareholder servicing/transfer agency
                             Fund's average daily net assets up to the first   fee to Pioneer Investment Management
                             $200,000,000 and 0.01% of its net assets          Shareholder Services ("PIMSS"), an affiliate of
                             thereafter, and an accounting fee of 0.04%        Pioneer.
                             of the Fund's average daily net assets up to
                             the first $200,000,000 and 0.01% of its net       Pioneer has agreed until the second
                             assets thereafter.                                anniversary of the closing of the
                                                                               Reorganization to limit the expenses
                             During its most recent fiscal year, Safeco        (excluding extraordinary expenses) of the
                             California Tax-Free Income Fund paid aggregate    Investor Class to 0.63% of the average daily
                             advisory and administration fees at an average    net assets attributable to the Investor Class.
                             rate of 0.59% of average daily net assets.
                                                                               The Investor Class shares to be issued in the
                             SAM had contractually agreed until April 30,      Reorganization will convert to Class A shares
                             2009, to pay certain fund operating expenses      after two years. Class A shares will have
                             (but not all of the operating expenses of the     higher expenses per share than Investor Class
                             Fund) that exceeded the rate of 0.40% per         shares due to the Rule 12b-1 Plan. In
                             annum of the Fund's average daily net assets.     addition, although Pioneer has agreed to limit
                             This arrangement included all Fund operating      the expenses attributable to Investor Class
                             expenses except management fees, Rule 12b-1       shares, Pioneer is not required to limit the
                             fees, brokerage commissions, interest, and        expenses attributable to Class A shares.
                             extraordinary expenses.
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                                   Safeco California Tax-Free Income Fund       Pioneer California Tax Free Income Fund
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Management and other fees    In 2003, SAM began voluntarily reimbursing
(continued)                  the Fund to the extent that its total expenses
                             exceeded the rate of 0.86% per annum of the
                             Fund's average daily net assets for Class A
                             shares, 1.61% per annum for Class B and
                             Class C shares, and 0.63% per annum for
                             Investor Class shares.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class A shares were 1.06%. After giving effect to the voluntary expense reimbursement, the operating expenses for Class A shares were 0.86%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             B shares were 1.76%. After giving effect to the voluntary expense reimbursement, the operating expenses for Class B shares were 1.61%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             C shares, after giving effect to the contractual expense reimbursement, were 1.90%, and without giving effect to the expense limitation were 4.09%. After giving effect to the voluntary expense reimbursement, the operating expenses for Class C shares were 1.61%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares were 0.75%. After giving
                             effect to the voluntary expense reimbursement,
                             the operating expenses for Investor Class
                             shares were 0.63%.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service     Investor Class shares of the Pioneer Fund are not subject to a Rule 12b-1 fee. Pioneer Investor
(12b-1) fee                  Class shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

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                             Safeco California Tax-Free Income Fund            Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Buying shares         You may buy shares of Safeco California             You may buy shares from any investment firm
                      Tax-Free Income Fund directly through Safeco        that has a sales agreement with PFD, Pioneer
                      Securities, the Fund's principal underwriter or     California Tax Free Income Fund's distributor.
                      through brokers, registered investment              Existing shareholders of Safeco California
                      advisers, banks and other financial institutions    Tax-Free Income Fund who own shares in their
                      that have entered into selling agreements with      own name as of the closing date of the
                      the Fund's principal underwriter, as described      Reorganization and who maintain their
                      in the Fund's prospectus.                           accounts may buy shares of any fund in the
                                                                          Pioneer family of funds through such accounts
                      Certain account transactions may be done            in the future without paying sales charges.
                      by telephone.
                                                                          If the account is established in the
                                                                          shareholder's own name, shareholders may
                                                                          also purchase additional shares of Pioneer
                                                                          California Tax Free Income Fund by telephone
                                                                          or online.
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Exchange privilege    There are no sales charges on shares you            You may exchange shares of Pioneer
                      acquire through dividend reinvestment or other      California Tax Free Income Fund without
                      fund distributions.                                 incurring any fee on the exchange with the
                                                                          more than 62 other Pioneer Funds. Your
                      Certain account transactions may be done by         exchange would be for Class A shares, which
                      telephone.                                          would be subject to a Rule 12b-1 fee. An
                                                                          exchange generally is treated as a sale and a
                                                                          new purchase of shares for federal income
                                                                          tax purposes.

                                                                          If the account is established in the
                                                                          shareholder's own name, shareholders may
                                                                          also exchange shares of Pioneer California Tax
                                                                          Free Income Fund for shares of other Pioneer
                                                                          Funds by telephone or online.
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Selling shares        Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco       Normally, your investment firm will send your
                      California Tax-Free Income Fund directly in         request to sell shares to PIMSS. You can also
                      writing or by contacting a financial intermediary   sell your shares by contacting the Fund directly
                      as described in the Fund's prospectus.              if your account is registered in your name.

                                                                          If the account is established in the
                                                                          shareholder's own name, shareholders may
                                                                          also redeem shares of Pioneer California Tax
                                                                          Free Income Fund by telephone or online.
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Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

   o Interest rates go up, causing the value of the Fund's investments to decline

   o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded


   o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


Past Performance


     Set forth below is performance information for Safeco California Tax-Free Income Fund. The bar charts show how Safeco California Tax-Free Income Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for Safeco California Tax-Free Income Fund over time for each class of shares (including deductions for sales charges, if applicable) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in Safeco California Tax-Free Income Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. Because Pioneer California Tax Free Income Fund is a newly organized mutual fund, it has no past performance.

           Safeco California Tax-Free Income Fund -- Investor Class



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -9.20
'95             26.14
'96              2.53
'97             11.55
'98              6.19
'99             -9.18
'00             18.79
'01              4.12
'02              8.76
'03              4.97

* During the period shown in the bar chart, Safeco California Tax-Free Income Fund's highest quarterly return was 10.59% for the quarter ended March 31, 1995, and the lowest quarterly return was -6.16% for the quarter ended March 31, 1994.

                    Safeco California Tax-Free Income Fund
             Average Annual Total Returns as of December 31, 2003



----------------------------------------------------------------------------------------------------
                                                                    1 Year      5 Years     10 Years
----------------------------------------------------------------------------------------------------
Safeco California Tax-Free Income Fund, Class A shares
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                   0.05%       3.84%       5.25%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                               -0.01%       3.74%       5.07%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        1.51%       3.85%       5.07%
----------------------------------------------------------------------------------------------------
Safeco California Tax-Free Income Fund, Class B shares
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                  -1.04%       3.68%       5.26%
----------------------------------------------------------------------------------------------------
Safeco California Tax-Free Income Fund, Class C shares
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                   2.97%       4.02%       5.16%
----------------------------------------------------------------------------------------------------
Safeco California Tax-Free Income Fund, Investor Class shares
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                   4.97%       5.10%       5.96%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                4.91%       5.00%       5.78%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        4.87%       4.99%       5.74%
----------------------------------------------------------------------------------------------------
Lehman Brothers Long Municipal Bond Index(2)
 (reflects no deduction for fees, taxes or expenses)                  6.13%       5.95%       6.40%
----------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.

(2) The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only, is not limited to California issuers, does not mirror the Fund's investments.

     The most recent portfolio manager's discussion of the Safeco Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for Safeco California Tax-Free Income Fund, the expenses of Safeco California Tax-Free Income Fund for the period ended December 31, 2003 and (ii) for Pioneer California Tax Free Income Fund, estimated expenses of Pioneer California Tax Free Income Fund. Future expenses for all share classes may be greater or less.

                                                                                                                      Pro Forma
                                                                                                          Safeco       Pioneer
                                                                Safeco        Safeco        Safeco      California   California
                                                              California    California    California     Tax-Free     Tax Free
                                                               Tax-Free      Tax-Free      Tax-Free    Income Fund   Income Fund
                                                             Income Fund   Income Fund   Income Fund     Investor     Investor
Shareholder transaction fees                                   Class A       Class B       Class C        Class        Class(9)
(paid directly from your investment)                        ------------- ------------- ------------- ------------- ------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ........................      4.50%(6)      None         None          None          None(1)
Maximum deferred sales charge (load) as a percentage
 of purchase price or the amount you receive when you
 sell shares, whichever is less ...........................      None          5.00%(7)     1.00%(8)      None          None
Redemption fees for shares held less than 30 days .........      2.00%         None         None          2.00%          N/A
Wire redemption fee .......................................      $ 20(4)       $ 20(4)      $ 20(4)       $ 20(4)       $ 10
Annual low balance fee ....................................      $ 12(5)       $ 12(5)      $ 12(5)       $ 12(5)        N/A
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee ............................................      0.50%         0.50%        0.50%         0.50%         0.50%
Distribution and service (12b-1) fee ......................      0.25%         1.00%        1.00%         None          None
Other expenses ............................................      0.31%         0.26%        2.59%         0.25%         0.26%
Total fund operating expenses .............................      1.06%         1.76%        4.09%         0.75%         0.76%
Expense reimbursement / reduction .........................      None(2)       None(2)      2.19%(2)      None(2)       0.13%(3)
Net fund operating expenses ...............................      1.06%         1.76%        1.90%         0.75%         0.63%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer California Tax Free Income Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer California Tax Free Income Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco California Tax-Free Income Fund for certain fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.86% per annum of the Fund's average daily net assets for Class A shares, 1.61% per annum for Class B and Class C shares, and 0.63% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer California Tax Free Income Fund to 0.63% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

9 The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco California Tax-Free Income Fund and two years for Pioneer California Tax Free Income Fund and (f) and the Investor Class shares of Pioneer California Tax-Free Income Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example

                     Safeco California Tax-Free Income Fund

  Class A shares
    Year 1 ......................                     $  553
    Year 3 ......................                     $  772
    Year 5 ......................                     $1,008
    Year 10 .....................                     $1,686
  Class B shares                  With redemption               Without redemption
    Year 1 ......................       $  679                        $  179
    Year 3 ......................       $  854                        $  554
    Year 5 ......................       $1,154                        $  954
    Year 10 .....................       $1,719                        $1,719
  Class C shares                  With redemption               Without redemption
    Year 1 ......................       $  293                        $  193
    Year 3 ......................       $  597                        $  597
    Year 5 ......................       $1,026                        $1,026
    Year 10 .....................       $2,306                        $2,306
  Investor Class shares
    Year 1 ......................                     $77
    Year 3 ......................                     $240
    Year 5 ......................                     $417
    Year 10 .....................                     $930

                Pro Forma Pioneer California Tax Free Income Fund

  Investor Class shares
    Year 1 ......................                     $ 64
    Year 3 ......................                     $265
    Year 5 ......................                     $547
    Year 10 .....................                   $1,350

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco California Tax-Free Income Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer California Tax Free Income Fund to 0.63% of average daily net assets. This expense ratio is lower than both the gross expenses and expenses net of expense reimbursement of the Class A shares and lower than the net expenses of Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fourth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Fifth, the Investor Class shares of Pioneer California Tax Free Income Fund received in the Reorganization will provide Safeco California TF Income Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer California Tax Free Income Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer California Tax Free Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer California Tax Free Income Fund.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma capitalization of the combined Fund as of September 30, 2004.

                                                                                       Pro Forma
                                           Safeco                 Pioneer               Pioneer
                                         California             California             California
                                          Tax-Free               Tax Free               Tax Free
                                         Income Fund            Income Fund           Income Fund
                                     September 30, 2004     September 30, 2004     September 30, 2004
                                    --------------------   --------------------   -------------------
 Total Net Assets (in thousands)            $99,315                N/A                  $99,315
  Class A shares ................           $ 1,159                N/A                      N/A
  Class B shares ................           $   495                N/A                      N/A
  Class C shares ................           $   101                N/A                      N/A
  Investor Class shares . .                 $97,561                N/A                  $99,315
 Net Asset Value Per Share
  Class A shares ................           $ 12.72                N/A                      N/A
  Class B shares ................           $ 12.69                N/A                      N/A
  Class C shares ................           $ 12.69                N/A                      N/A
  Investor Class shares .........           $ 12.71                N/A                  $ 12.71
 Shares Outstanding
  Class A shares ................            91,125                N/A                      N/A
  Class B shares ................            38,970                N/A                      N/A
  Class C shares ................             7,980                N/A                      N/A
  Investor Class shares .........         7,677,020                N/A                7,813,926

     It is impossible to predict how many shares of Pioneer California Tax Free Income Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer California Tax-Free Income Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer California Tax Free Income Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer California Tax Free Income Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco High-Yield Bond Fund and
                            Pioneer High Yield Fund

                                 PROPOSAL 1(b)


                Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have a higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

   Comparison of Safeco High-Yield Bond Fund to the Pioneer High Yield Fund

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                                       Safeco High-Yield Bond Fund                        Pioneer High Yield Fund
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Business                   A series of Safeco Taxable Bond Trust, a           A diversified open-end management
                           diversified open-end management investment         investment company registered under the
                           company organized as a Delaware statutory trust.   Investment Company Act and organized as a
                                                                              Delaware statutory trust.
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Net assets as of           $38 million                                        $7,665 million
June 30, 2004
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Investment advisers and    Investment adviser (until August 2, 2004):         Investment adviser:
portfolio managers         SAM                                                Pioneer

                           Portfolio Managers:                                Portfolio Managers:
                           Greg Card (since 2001 and until August 2,          Margaret D. Patel (since inception)
                           2004)                                              Joined Pioneer in 1999
                           Assistant Vice President, SAM                      Investment professional for over 25 years
                           Joined SAM in 2001

                           Beverly Denny (since July 2003)
                           Assistant Vice President, SAM
                           Associated with SAM since 1991

                           Currently Pioneer is acting as investment
                           adviser to Safeco High-Yield Bond Fund. The
                           Portfolio Manager of Pioneer High Yield Fund,
                           as indicated in the next column, currently
                           manages your Safeco Fund.
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Investment objective       Safeco High-Yield Bond Fund seeks to provide       Pioneer High Yield Fund seeks to maximize
                           a high level of current interest income through    total return through a combination of income
                           the purchase of high-yield debt securities.        and capital appreciation.
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                           Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
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                                      Safeco High-Yield Bond Fund                           Pioneer High Yield Fund
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Primary investments      Under normal market conditions, Safeco               Under normal market conditions, the Fund
                         High-Yield Bond Fund invests at least 80% of         invests at least 80% of net assets (plus any
                         net assets (plus any borrowings for investment       borrowings for investment purposes) in below
                         purposes) in high-yield debt securities.             investment grade (high yield) debt securities
                                                                              and preferred stocks.
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Investment strategies    Safeco High-Yield Bond Fund uses a "value"           Pioneer High Yield Fund uses a "value" style
                         style of management and seeks to invest in an        of management and seeks securities selling at
                         issuer that is a good value relative to its peers.   reasonable prices or substantial discounts to
                         SAM historically evaluated an issuer's               their underlying values and then holds these
                         creditworthiness, liquidity and prospects for        securities for their incremental yields or until
                         growing earnings and cash flow.                      the market values reflect their intrinsic values.
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Other investments        Safeco High-Yield Bond Fund may invest up to         Pioneer High Yield Fund's investments may
                         20% of its assets in unrated securities. In          have fixed or variable principal payments and
                         addition, the Fund may invest up to 5% of its        all types of interest rate and dividend payment
                         total assets in securities which are in default.     and reset terms, including fixed rate,
                                                                              adjustable rate, zero coupon, contingent,
                         Safeco High-Yield Bond Fund may invest in            deferred, payment in kind and auction rate
                         restricted securities that are exempt from           features. The Fund invests in securities with a
                         registration requirements and eligible for resale    broad range of maturities.
                         to qualified institutional investors under Rule
                         144A or Section 4(2).                                Pioneer High Yield Fund may invest in
                                                                              mortgage-backed and asset-backed securities.
                         Safeco High-Yield Bond Fund may invest in            To the extent the Fund invests significantly in
                         Yankee sector debt securities. Yankee debt           asset-backed and mortgage-related securities,
                         securities are securities issued in the U.S.         its exposure to prepayment and extension
                         by foreign issuers. These bonds involve              risks may be greater than if it invested in
                         investment risks that are different from those       other fixed income securities.
                         of domestic issuers.
                                                                              Pioneer High Yield Fund may invest in
                         Safeco High-Yield Bond Fund may invest in            mortgage derivatives and structured securities.
                         securities that are direct obligations of the U.S.   Mortgage derivatives can become illiquid and
                         Treasury and supported by the full faith and         hard to value in declining markets.
                         credit of the U.S. government. The Fund may
                         invest in other U.S. Government Securities,          Consistent with its objective, Pioneer High
                         including (a) securities supported by the full       Yield Fund may invest in equity securities
                         faith and credit of the U.S. government but          issued by both U.S. and non-U.S. issuers,
                         that are not direct obligations of the U.S.          including common stocks, depositary receipts,
                         Treasury, (b) securities that are not supported      warrants, rights and other equity interests
                         by the full faith and credit of the U.S.             when Pioneer believes they offer the potential
                         government but are supported by the issuer's         for capital appreciation or to diversity the
                         ability to borrow from the U.S. Treasury, and        Fund's portfolio.
                         (c) securities supported solely by the
                         creditworthiness of the issuer.                      Pioneer High Yield Fund may invest in
                                                                              securities of Canadian issuers to the same
                         Safeco High-Yield Bond Fund may invest up to         extent as U.S. issuers. The Fund may invest
                         20% of assets in foreign securities.                 up to 15% of its total assets in securities of
                                                                              non-U.S. and non-Canadian issuers, including
                                                                              debt and equity securities of corporate issuers
                                                                              and debt securities of government issuers in
                                                                              developed and emerging markets.
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                                       Safeco High-Yield Bond Fund                         Pioneer High Yield Fund
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Temporary defensive        Safeco High-Yield Bond Fund may hold cash          Pioneer High Yield Fund may invest all or part
strategies                 or invest in high-quality, short-term securities   of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of no-
                           load, open-end money market funds, or
                           repurchase agreements.
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Diversification            Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
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Industry concentration     Each Fund may not invest more than 25% of its assets in any one industry.
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Restricted and illiquid    If immediately after and as a result of such       Pioneer High Yield Fund may not invest more
securities                 action the value of the following securities, in   than 15% of its net assets in securities which
                           the aggregate, would exceed 15% of Safeco          are illiquid and other securities which are not
                           High-Yield Bond Fund's net assets, the Fund        readily marketable.
                           will not (i) purchase securities for which there
                           is no readily available market, (ii) purchase
                           time deposits maturing in more than seven
                           days, (iii) purchase over-the-counter (OTC)
                           options or hold assets set aside to cover OTC
                           options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
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Borrowing                  Safeco High-Yield Bond Fund may borrow             Pioneer High Yield Fund may not borrow
                           money (i) from banks or (ii) by engaging in        money, except the Fund may: (a) borrow from
                           reverse repurchase agreements.                     banks or through reverse repurchase
                                                                              agreements in an amount up to 33 1/3% of the
                                                                              Fund's total assets (including the amount
                                                                              borrowed); (b) to the extent permitted by
                                                                              applicable law, borrow up to an additional 5%
                                                                              of the Fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
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Lending                    Safeco High-Yield Bond Fund may lend               Pioneer High Yield Fund may lend portfolio
                           securities to qualified institutional investors    securities with a value that may not exceed
                           with a value of up to 33% of the Fund's total      33 1/3% of the value of its assets.
                           assets.
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                                     Safeco High-Yield Bond Fund
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Derivative instruments     Safeco High-Yield Bond Fund may not                Pioneer High Yield Fund may use futures and
                           purchase securities on margin. However, the        options on securities, indices and currencies,
                           Fund may (i) obtain short-term credits as          forward currency exchange contracts and
                           necessary to clear its purchases and sales of      other derivatives. The Fund does not use
                           securities, and (ii) make margin deposits in       derivatives as a primary investment technique
                           connection with its use of financial options and   and generally limits their use to hedging.
                           futures, forward and spot currency contracts,      However, the Fund may use derivatives for a
                           swap transactions and other financial contracts    variety of non-principal purposes, including:
                           or derivative instruments.
                                                                              o As a hedge against adverse changes in
                                                                                stock market prices, interest rates or
                                                                                currency exchange rates
                                                                              o As a substitute for purchasing or selling
                                                                                securities
                                                                              o To increase the Fund's return as a non-
                                                                                hedging strategy that may be considered
                                                                                speculative
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Other investment policies  As described above, the Funds have substantially similar principal investment strategies and
and restrictions           policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                           fundamental investment restrictions, see the SAI.
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                                                  Buying, Selling and Exchanging Shares
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Sales charges              Purchases under $1,000,000 of Class A shares       The Investor Class shares of Pioneer High
                           of Safeco High-Yield Bond Fund are subject to      Yield Fund you receive in the Reorganization
                           a 4.50% front-end sales charge.                    will not be subject to any sales charge.
                                                                              Moreover, if you own shares in your own
                           Contingent deferred sales charge of up to 5%       name as of the closing of the Reorganization
                           if you redeem Class B shares within six years      (i.e., not in the name of a broker or other
                           of purchase.                                       intermediary) and maintain your account, you
                                                                              may purchase Class A shares of Pioneer High
                           Contingent deferred sales charge of 1% if you      Yield Fund and Class A shares of any fund in
                           redeem Class C shares within one year of           the Pioneer family of funds through such
                           purchase.                                          account in the future without paying any
                                                                              sales charge.
                           Purchases of Investor Class shares of Fund are
                           not subject to a sales load.                       Except as described above, Class A shares of
                                                                              Pioneer High Yield Fund are subject to a
                           Safeco High-Yield Bond Fund assesses a             front-end sales charge of up to 4.50%.
                           mandatory redemption fee of 2%, as a
                           percentage of the amount redeemed or
                           exchanged, on Class A and Investor Class
                           shares held less than 30 days.
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                                         Safeco High-Yield Bond Fund                         Pioneer High Yield Fund
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Management and other fees    Safeco High-Yield Bond Fund pays an advisory       Pioneer High Yield Fund pays Pioneer a
                             fee on a monthly basis at an annual rate as        management fee equal to:
                             follows:
                                                                                0.70% of average daily net assets up to
                             $0-$250,000,000:              0.65 of 1%             $500 million;
                             $250,000,001-$750,000,000:    0.55 of 1%           0.65% of the next $500 million;
                             Over $750,000,000:            0.50 of 1%           0.60% of the next $4 billion;
                                                                                0.55% of the next $1 billion;
                             SAM serves as administrator and fund               0.50% of the next $1 billion;
                             accounting agent for Safeco High-Yield Bond        0.45% of the next $1 billion;
                             Fund. The Fund pays SAM an administrative          0.40% of the next $1 billion;
                             services fee of 0.05% of the Fund's average        0.35% of the next $1 billion; and
                             daily net assets up to the first $200,000,000      0.30% on assets over $10 billion.
                             and 0.01% of its net assets thereafter, and an
                             accounting fee of 0.04% of the Fund's average      During its most recent fiscal year, Pioneer
                             daily net assets up to the first $200,000,000      High Yield Fund paid an advisory fee at
                             and 0.01% of its net assets thereafter.            an average rate of 0.61% of average daily
                                                                                net assets.
                             During its most recent fiscal year, Safeco
                             High-Yield Bond Fund paid aggregate advisory       In addition, Pioneer High Yield Fund
                             and administration fees at an average rate of      reimburses Pioneer for certain fund
                             0.74% of average daily net assets.                 accounting and legal expenses incurred on
                                                                                behalf of the Fund and pays a separate
                             SAM had contractually agreed until April 30,       shareholder servicing/transfer agency fee to
                             2009, to pay certain fund operating expenses       PIMSS, an affiliate of Pioneer.
                             (but not all of the operating expenses of the
                             Fund) that exceeded the rate of 0.40% per          Through October 31, 2005, Pioneer may
                             annum of the Fund's average daily net assets.      recover expenses that it incurred under a prior
                             This arrangement included all Fund operating       expense limitation (within three years of being
                             expenses except management fees, Rule 12b-1        incurred) from the Fund if the expense ratio of
                             fees, brokerage commissions, interest, and         the Class A shares is less than 1.00%. Each
                             extraordinary expenses.                            class will reimburse Pioneer no more than
                                                                                the amount by which that class' expenses
                             In 2003, SAM began voluntarily reimbursing         were reduced.
                             the Fund to the extent that its total expenses
                             exceeded the rate of 1.15% per annum of the        For the fiscal year ended October 31, 2003,
                             Fund's average daily net assets for Class A        Pioneer High Yield Fund's total annual
                             shares, 1.90% per annum for Class B and            operating expenses for Class A shares were
                             Class C shares, and 0.90% per annum for            1.06% of average daily net assets. The Fund
                             Investor Class shares.                             currently does not have an expense limitation
                                                                                for its Class A shares
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             A shares, after giving effect to the contractual
                             expense limitation were 1.30%, and without
                             giving effect to the expense limitation, were
                             1.41%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class A shares were 1.15%.
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                                        Safeco High-Yield Bond Fund                        Pioneer High Yield Fund
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                            For the fiscal year ended December 31, 2003,       Pioneer has agreed until the second
                            the Fund's annual operating expenses for Class     anniversary of the closing of the
                            B shares, after giving effect to the contractual   Reorganization to limit the expenses
                            expense limitation were 2.05%, and without         (excluding extraordinary expenses) of the
                            giving effect to the expense limitation, were      Investor Class to 0.90% of the average daily
                            2.88%. After giving effect to the voluntary        net assets attributable to the Investor Class.
                            expense reimbursement, the operating               The Investor Class shares to be issued in the
                            expenses for Class A shares were 1.90%.            Reorganization will convert to Class A shares
                                                                               after two years. Class A shares will have
                            For the fiscal year ended December 31, 2003,       higher expenses per share than Investor Class
                            the Fund's annual operating expenses for Class     shares due to the Rule 12b-1 Plan. In
                            C shares, after giving effect to the contractual   addition, although Pioneer has agreed to limit
                            expense limitation were 2.05%, and without         the expenses attributable to Investor Class
                            giving effect to the expense limitation, were      shares, Pioneer is not required to limit the
                            2.45%. After giving effect to the voluntary        expenses attributable to Class A shares.
                            expense reimbursement, the operating
                            expenses for Class A shares were 1.90%.

                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for
                            Investor Class shares, after giving effect to the
                            contractual expense limitation were 1.05%, and
                            without giving effect to the expense limitation,
                            were 1.27%. After giving effect to the voluntary
                            expense reimbursement, the operating
                            expenses for Investor Class shares were 0.90%.
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Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
(12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
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Buying shares               You may buy shares of Safeco High-Yield Bond       You may buy shares from any investment firm
                            Fund directly through Safeco Securities, the       that has a sales agreement with PFD, Pioneer
                            Fund's principal underwriter or through            High Yield Fund's distributor. Existing
                            brokers, registered investment advisers, banks     shareholders of Safeco High-Yield Bond Fund
                            and other financial institutions that have         who own shares in their own name as of the
                            entered into selling agreements with the Fund's    closing date of the Reorganization and who
                            principal underwriter, as described in the         maintain their accounts may buy shares of
                            Fund's prospectus.                                 any fund in the Pioneer family of funds
                                                                               through such accounts in the future without
                            Certain account transactions may be done           paying sales charges.
                            by telephone.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               High Yield Fund by telephone or online.
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                                  Safeco High-Yield Bond Fund                        Pioneer High Yield Fund
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Exchange privilege    There are no sales charges on shares you           You may exchange shares of Pioneer High
                      acquire through dividend reinvestment or other     Yield Fund without incurring any fee on the
                      fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                      another fund.                                      shares, which would be subject to Rule 12b-1
                                                                         fees. An exchange generally is treated as a
                      Certain account transactions may be done           sale and a new purchase of shares for federal
                      by telephone.                                      income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer High Yield
                                                                         Fund for shares of other Pioneer Funds by
                                                                         telephone or online.
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Selling shares        Each class of shares is sold at the net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send your
                      High-Yield Bond Fund directly in writing or by     request to sell shares to PIMSS. You can also
                      contacting a financial intermediary as described   sell your shares by contacting the Fund
                      in the Fund's prospectus.                          directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer High Yield
                                                                         Fund by telephone or online.
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Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

   o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

   o The issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

   o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

   o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

   o The investment adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

   o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

     Investment in high yield securities involves substantial risk of loss. High yield securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in either Fund is subject to the following specific risks:

   o Increased price sensitivity to changing interest rates and deteriorating economic environment

   o Greater risk of loss due to default or declining credit quality

   o Adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments

   o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

     In addition, each Fund holds a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                 Safeco High-Yield Bond Fund -- Investor Class



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -2.25
'95             15.14
'96             10.39
'97             12.79
'98              4.45
'99              3.74
'00             -5.52
'01             -2.05
'02            -17.47
'03             30.50

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 10.53% for the quarter ended June 30, 2003, and the lowest quarterly return was -12.38% for the quarter ended June 30, 2002.

                   Pioneer High Yield Fund -- Class A shares



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'99             27.06
'00             12.70
'01             16.74
'02             -2.70
'03             32.13

* During the period shown in the bar chart, since the Fund's inception on February 12, 1998, Pioneer High Yield Fund's highest quarterly return was 11.10% for the quarter ended December 31, 1999, and the lowest quarterly return was -8.97% for the quarter ended September 30, 2002.

                          Safeco High-Yield Bond Fund
      Average Annual Total Returns for the Period Ended December 31, 2003

----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
----------------------------------------------------------------------------------------------------------
Safeco High-Yield Bond Fund, Class A shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   24.55%        -0.45%       3.65%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                20.85%        -3.67%       0.20%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        15.68%        -2.35%       0.95%
----------------------------------------------------------------------------------------------------------
Safeco High-Yield Bond Fund, Class B shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   24.21%        -0.58%       3.66%
----------------------------------------------------------------------------------------------------------
Safeco High-Yield Bond Fund, Class C shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   28.35%        -0.27%       3.59%
----------------------------------------------------------------------------------------------------------
Safeco High-Yield Bond Fund, Investor Class shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   30.50%         0.67%       4.28%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                26.51%        -2.68%       0.75%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        19.53%        -1.49%       1.44%
----------------------------------------------------------------------------------------------------------
Merrill Lynch High-Yield Master II Index(2)
 (reflects no deduction for fees, expenses or taxes)                  28.15%         5.02%       7.05%
----------------------------------------------------------------------------------------------------------


 (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

 (2) The Merrill Lynch High-Yield Master II Index, an unmanaged index of outstanding debt of domestic market issuers rated below investment grade, but not in default, is for reference only and does not mirror the Fund's investments.

                   Pioneer High Yield Fund -- Class A shares
      Average Annual Total Returns for the Period Ended October 31, 2003

-----------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
-----------------------------------------------------------------------------------------------------------
 Pioneer High Yield Fund, Class A shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  26.15%        15.49%        11.71%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               23.09%        11.39%         7.99%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       16.78%        10.72%         7.63%
-----------------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master II Index(3)
  (reflects no deduction for fees, expenses or taxes)                 28.15%         5.02%         4.45%
-----------------------------------------------------------------------------------------------------------
 Merrill Lynch Index of Convertible Bonds(4)
  (speculative quality)
  (reflects no deduction for fees, expenses or taxes)                 35.99%         7.11%         7.17%
-----------------------------------------------------------------------------------------------------------


 (1) The Fund commenced operations on February 12, 1998.

 (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

 (3) The Merrill Lynch High-Yield Master II Index, an unmanaged index of outstanding debt of domestic market issuers rated below investment grade, but not in default, is for reference only and does not mirror the Fund's investments.
 (4) The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.


     Pioneer High Yield Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for Safeco High-Yield Bond Fund, the expenses of Safeco High-Yield Bond Fund for the year ended December 31, 2003 and (ii) for Pioneer High Yield Fund, the expenses of Pioneer High Yield Fund for the year ended October 31, 2003. Future expenses for all share classes may be greater or less.



                                                                                                                       Pro Forma
                                                                                                                        Pioneer
                                                            Safeco       Safeco           Safeco          Safeco       High Yield
                                                          High-Yield   High-Yield       High-Yield      High-Yield        Fund
                                                           Bond Fund    Bond Fund       Bond Fund        Bond Fund      Investor
Shareholder transaction fees (paid directly from            Class A      Class B         Class C      Investor Class     Class(9)
your investment)                                         ------------ ------------   --------------- ---------------- -----------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .....................     4.50%(6)     None             None             None          None(1)
Maximum deferred sales charge (load) as a percentage
 of purchase price or the amount you receive when you
 sell shares, whichever is less ........................     None         5.00%(7)         1.00%(8)         None          None
Redemption fees for shares held less than 30 days ......     2.00%        None             None             2.00%          N/A
Wire redemption fee ....................................    $ 204        $ 204            $ 204            $ 204          $ 10
Annual low balance fee .................................    $ 125        $ 125            $ 125            $ 125           N/A

Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee .........................................     0.65%        0.65%            0.65%            0.65%         0.58%
Distribution and service (12b-1) fee ...................     0.25%        1.00%            1.00%            None          None
Other expenses .........................................     0.51%        1.23%            0.80%            0.62%         0.38%
Total fund operating expenses ..........................     1.41%        2.88%            2.45%            1.27%         0.96%
Expense reimbursement/reduction ........................     0.11%(2)     0.83%(2)         0.40%(2)         0.22%(2)      0.06%(3)
Net fund operating expenses ............................     1.30%        2.05%            2.05%            1.05%         0.90%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer High Yield Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer High Yield Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco High-Yield Bond Fund for certain fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 1.15% per annum of the Fund's average daily net assets for Class A shares, 1.90% per annum for Class B and Class C shares, and 0.90% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer High Yield Fund to 0.90% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco High-Yield Bond Fund and two years for Pioneer High Yield Fund and (f) and the Investor Class shares of Pioneer High Yield Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
                           Safeco High-Yield Bond Fund

  Class A shares
  Year 1 ......................           $ 576
  Year 3 ......................           $ 844
  Year 5 ......................           $1,131
  Year 10 .....................           $2,014

  Class B shares                  With redemption      Without redemption
  Year 1 ......................   $  708               $  208
  Year 3 ......................   $  943               $  643
  Year 5 ......................   $1,303               $1,103
  Year 10 .....................   $2,155               $2,155

  Class C shares                  With redemption      Without redemption
  Year 1 ......................   $  308               $  208
  Year 3 ......................   $  643               $  643
  Year 5 ......................   $1,103               $1,103
  Year 10 .....................   $2,613               $2,613

  Investor Class shares
  Year 1 ......................   $107
  Year 3 ......................   $334
  Year 5 ......................   $579
  Year 10 .....................   $1,425

                        Pro Forma Pioneer High Yield Fund

  Investor Class shares
  Year 1 ......................         $   92
  Year 3 ......................         $  300
  Year 5 ......................         $  539
  Year 10 .....................         $1,225


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco High-Yield Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer High Yield Fund, which has one of the best performance records of any mutual fund specializing in high yield securities. For the one and five year periods ended June 30, 2004, Class A shares of Pioneer High Yield Fund had an average annual return of 11.63% and 14.31% compared to an average annual return of the Class A shares and Investor Class shares of 6.42% and 11.67% (one year) and -0.42% and 0.74% (five years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer High Yield Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer High Yield Fund to 0.90% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer High Yield Fund are below both the gross expenses and expenses net of contractual expense reimbursement of each class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, Pioneer High Yield Fund's Class A expense ratio for the most recent fiscal year was 1.06% of average daily net assets, which was below the net expenses of the Class A shares of your Safeco Fund and only one basis point above the net expenses of the Investor Class of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer High Yield Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer High Yield Fund received in the Reorganization will provide Safeco High-Yield Bond Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all of out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer High Yield Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer High Yield Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer High Yield Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and the pro forma capitalization of the combined Fund as of September 30, 2004.



                                           Safeco                                      Pro Forma
                                         High-Yield               Pioneer               Pioneer
                                          Bond Fund           High Yield Fund       High Yield Fund
                                     September 30, 2004     September 30, 2004     September 30, 2004
                                    --------------------   --------------------   -------------------
 Total Net Assets (in thousands)          $39,683                $7,811,801            $7,851,484
  Class A shares ................         $ 1,857                $3,469,718            $3,469,718
  Class B shares ................         $   465                $1,780,040            $1,780,040
  Class C shares ................         $   261                $2,411,841            $2,411,841
  Investor Class shares .........         $37,101                       N/A            $   39,683
  Class Y shares ................             N/A                $  143,957            $  143,957
  Class R shares ................             N/A                $    6,245            $    6,245

 Net Asset Value Per Share
  Class A shares ................         $  5.78                $    11.72            $    11.72
  Class B shares ................         $  5.78                $    11.77            $    11.77
  Class C shares ................         $  5.79                $    11.88            $    11.88
  Investor Class shares .........         $  5.78                       N/A            $    11.72
  Class Y shares ................             N/A                $    11.69            $    11.69
  Class R shares ................             N/A                $    12.87            $    12.87

 Shares Outstanding
  Class A shares ................         321,002               295,917,476           295,917,476
  Class B shares ................         480,411               151,211,694           151,211,694
  Class C shares ................          45,023               203,097,222           203,097,222
  Investor Class shares .........       6,417,136                       N/A             3,385,922
  Class Y shares ................             N/A                12,311,037            12,311,037
  Class R shares ................             N/A                   485,113               485,113



     It is impossible to predict how many shares of Pioneer High Yield Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer High Yield Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer High Yield Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer High Yield Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                    Safeco Intermediate-Term Bond Fund and
                               Pioneer Bond Fund

                                 PROPOSAL 1(c)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have a higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

   Comparison of Safeco Intermediate-Term Bond Fund to the Pioneer Bond Fund



------------------------------------------------------------------------------------------------------------------------
                                 Safeco Intermediate-Term Bond Fund                     Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------
Business                   A series of Safeco Managed Bond Trust, a      A diversified open-end management
                           diversified open-end management investment    investment company registered under the
                           company organized as a Delaware statutory     Investment Company Act and organized as a
                           trust.                                        Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------
Net assets as of           $10 million                                   $259 million
June 30, 2004
------------------------------------------------------------------------------------------------------------------------
Investment advisers and    Investment adviser (until August 2, 2004):    Investment adviser:
portfolio managers         SAM                                           Pioneer

                           Portfolio Managers (since 2004 and until      Portfolio Managers:
                           August 2, 2004):                              Day-to-day management of the Fund's
                           Greg Card                                     portfolio is the responsibility of a team of
                           Assistant Vice President, SAM                 fixed income portfolio managers led by
                           Joined SAM in 2001                            Kenneth J. Taubes.

                           Tim Hokari                                    Mr. Taubes joined Pioneer as a senior vice
                           Assistant Vice President, SAM                 president in September 1998 and has been an
                           Joined SAM in 2000                            investment professional since 1982.

                           Lesley Fox
                           Assistant Vice President, SAM
                           Joined SAM in 2000

                           Nancy McFadden
                           Fixed Income Analyst, SAM
                           Joined SAM in 2001

                           Currently Pioneer is acting as investment
                           adviser to Safeco Intermediate-Term Bond
                           Fund. The Portfolio Managers of the Pioneer
                           Bond Fund, as indicated in the next column,
                           are currently managing your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Intermediate-Term Bond Fund                         Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment objective     Safeco Intermediate-Term Bond Fund seeks a            Pioneer Bond Fund seeks current income by
                         high level of current income as is consistent         investing primarily in an investment-grade
                         with the preservation of capital.                     portfolio, consistent with capital preservation
                                                                               and prudent investment risk.
---------------------------------------------------------------------------------------------------------------------------------
                         Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
---------------------------------------------------------------------------------------------------------------------------------
Primary investments      Under normal circumstances, Safeco                    Under normal market conditions, Pioneer
                         Intermediate-Term Bond Fund invests at least          Bond Fund invests at least 80% of total
                         80% of net assets (plus any borrowings for            assets in:
                         investment purposes) in bonds, including but
                         not limited to corporate, government and              o Debt securities issued or guaranteed by the
                         mortgage bonds, most of which will be                   U.S. government or its agencies and
                         investment-grade quality, whether rated                 instrumentalities
                         or unrated.
                                                                               o Debt securities, including convertible debt,
                         The dollar weighted average maturity of Safeco          of corporate and other issuers rated at least
                         Intermediate-Term Bond Fund generally ranges            investment grade at the time of investment,
                         between three and ten years.                            and comparably rated commercial paper

                                                                               o Cash and cash equivalents, certificates of
                                                                                 deposit, repurchase agreements maturing in
                                                                                 one week or less and bankers' acceptances
---------------------------------------------------------------------------------------------------------------------------------
Investment strategies    In managing the portfolio and selecting               Pioneer considers both broad economic and
                         securities, SAM historically considered:              issuer specific factors in selecting a portfolio
                                                                               designed to achieve the fund's investment
                         o The price of the security relative to its rating    objective. In assessing the appropriate
                           and market sector                                   maturity, rating and sector weighting of the
                         o Structural features, such as an issuer's right      fund's portfolio, Pioneer considers a variety of
                           to buy the bond back at a stated price or the       factors that are expected to influence
                           Fund's right to require the issuer to buy the       economic activity and interest rates. These
                           bond back at a stated price                         factors include fundamental economic
                         o The effect the security might have on               indicators, such as the rates of economic
                           existing diversification of Fund assets and         growth and inflation, Federal Reserve
                           allocation among various market sectors             monetary policy and the relative value of the
                         o The effect the security might have on the           U.S. dollar compared to other currencies.
                           yield and sensitivity to interest rate changes      Once Pioneer determines the preferable
                           of the Fund's overall portfolio                     portfolio characteristics, it selects individual
                                                                               securities based upon the terms of the
                         Safeco Intermediate-Term Bond Fund may                securities (such as yields compared to U.S.
                         engage in short-term trading to achieve               Treasuries or comparable issuers), liquidity
                         its objective.                                        and rating, sector and issuer diversification.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Intermediate-Term Bond Fund                         Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Other investments         Safeco Intermediate-Term Bond Fund may              Pioneer Bond Fund may invest up to 20% of
                          invest up to 20% of its assets in high yield        its total assets in debt securities rated below
                          debt securities rated below investment grade        investment grade or, if unrated, of equivalent
                          ("junk" or "high-risk" bonds) and may invest in     quality as determined by Pioneer.
                          Yankee sector bonds and Eurodollar bonds.
                                                                              Up to 15% of its total assets in equity and
                          Safeco Intermediate-Term Bond Fund may also         debt securities of non-U.S. corporate issuers
                          invest in mortgage-backed or asset-backed           and in debt securities of non-U.S. government
                          securities.                                         issuers.

                          Safeco Intermediate-Term Bond Fund may              Pioneer Bond Fund will not invest more than
                          invest up to 20% of assets in foreign securities.   5% of its total assets in the securities of
                                                                              emerging markets issuers.

                                                                              Pioneer Bond Fund may invest a substantial
                                                                              portion of its assets in mortgage-related
                                                                              securities, which represent interests in pools
                                                                              of mortgage loans assembled for sale to
                                                                              investors by various U.S. governmental
                                                                              agencies, government-related organizations
                                                                              and private issuers. These investments may
                                                                              include mortgage-related derivative securities
                                                                              such as collateralized mortgage obligations.

                                                                              Pioneer Bond Fund may invest in securities of
                                                                              Canadian issuers to the same extent as
                                                                              securities of U.S. issuers.
---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       Safeco Intermediate-Term Bond Fund may hold         Pioneer Bond Fund may invest all or part of
strategies                cash or invest in high-quality, short-term          its assets in securities with remaining
                          securities issued by an agency or                   maturities of less than one year, cash
                          instrumentality of the U.S. government, high-       equivalents or may hold cash.
                          quality commercial paper, certificates of
                          deposit, shares of no-load, open-end money
                          market funds, or repurchase agreements.
---------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
---------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Intermediate-Term Bond Fund                        Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid    If immediately after and as a result of such       Pioneer Bond Fund may not invest more than
securities                 action the value of the following securities, in   15% of its net assets in securities which are
                           the aggregate, would exceed 15% of Safeco          illiquid and other securities which are not
                           Intermediate-Term Bond Fund's net assets, the      readily marketable.
                           Fund will not (i) purchase securities for which
                           there is no readily available market, (ii)
                           purchase time deposits maturing in more than
                           seven days, (iii) purchase over-the-counter
                           (OTC) options or hold assets set aside to cover
                           OTC options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
---------------------------------------------------------------------------------------------------------------------------------
Borrowing                  Safeco Intermediate-Term Bond Fund may             Pioneer Bond Fund may not borrow money,
                           borrow money (i) from banks or (ii) by             except the Fund may: (a) borrow from banks
                           engaging in reverse repurchase agreements.         or through reverse repurchase agreements in
                                                                              an amount up to 33 1/3% of the Fund's total
                                                                              assets (including the amount borrowed); (b)
                                                                              to the extent permitted by applicable law,
                                                                              borrow up to an additional 5% of the Fund's
                                                                              assets for temporary purposes; (c) obtain
                                                                              such short-term credits as are necessary for
                                                                              the clearance of portfolio transactions; (d)
                                                                              purchase securities on margin to the extent
                                                                              permitted by applicable law; and (e) engage in
                                                                              transactions in mortgage dollar rolls that are
                                                                              accounted for as financings.
---------------------------------------------------------------------------------------------------------------------------------
Lending                    Safeco Intermediate-Term Bond Fund may lend        Pioneer Bond Fund may lend portfolio
                           securities to qualified institutional investors    securities with a value that may not exceed
                           with a value of up to 33% of the Fund's total      33 1/3% of the value of its total assets.
                           assets.
---------------------------------------------------------------------------------------------------------------------------------
Derivative instruments     Safeco Intermediate-Term Bond Fund may not         Pioneer Bond Fund may use futures and
                           purchase securities on margin. However, the        options on securities, indices and currencies,
                           Fund may (i) obtain short-term credits as          forward currency exchange contracts and
                           necessary to clear its purchases and sales of      other derivatives. The Fund does not use
                           securities, and (ii) make margin deposits in       derivatives as a primary investment technique
                           connection with its use of financial options and   and generally limits their use to hedging.
                           futures, forward and spot currency contracts,      However, the Fund may use derivatives for a
                           swap transactions and other financial contracts    variety of non-principal purposes, including:
                           or derivative instruments.
                                                                              o As a hedge against adverse changes in
                                                                                stock market prices, interest rates or
                                                                                currency exchange rates
                                                                              o As a substitute for purchasing or selling
                                                                                securities
                                                                              o To increase the Fund's return as a non-
                                                                                hedging strategy that may be considered
                                                                                speculative
---------------------------------------------------------------------------------------------------------------------------------

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                                        Safeco Intermediate-Term Bond Fund                       Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Other investment policies and    As described above, the Funds have substantially similar principal investment strategies and
restrictions                     policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
---------------------------------------------------------------------------------------------------------------------------------
                                                                Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
Sales charges                    Purchases under $1,000,000 of Class A shares    The Investor Class shares of Pioneer Bond
                                 of Safeco Intermediate-Term Bond Fund are       Fund you receive in the Reorganization will
                                 subject to a 3.50% front-end sales charge.      not be subject to any sales charge. Moreover,
                                                                                 if you own shares in your own name as of the
                                 Contingent deferred sales charge of up to 4%    closing of the Reorganization (i.e., not in the
                                 if you redeem Class B shares within five years  name of a broker or other intermediary) and
                                 of purchase.                                    maintain your account, you may purchase
                                                                                 Class A shares of Pioneer Bond Fund and
                                 Contingent deferred sales charge of 1% if you   Class A shares of any fund in the Pioneer
                                 redeem Class C shares within one year of        family of funds through such account in the
                                 purchase.                                       future without paying any sales charge.

                                 Purchases of Investor Class shares of the Fund  Except as described above, Class A shares of
                                 are not subject to a sales load.                Pioneer Bond Fund are subject to a front-end
                                                                                 sales charge of up to 4.50%.
                                 The Fund assesses a mandatory redemption
                                 fee of 2%, as a percentage of the amount
                                 redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Intermediate-Term Bond Fund                        Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Management and other fees    Safeco Intermediate-Term Bond Fund pays an         Pioneer Bond Fund pays Pioneer a
                             advisory fee on a monthly basis at an annual       management fee equal to 0.50% of the Fund's
                             rate as follows:                                   average daily net assets.

                             $0-750,000,000:                     0.50 of 1%     During its most recent fiscal year, Pioneer
                             $750,000,001-$1,250,000,000         0.45 of 1%     Bond Fund paid an advisory fee at an average
                             Over $1,250,000,000:                0.40 of 1%     rate of 0.50% of average daily net assets.

                             SAM serves as administrator and fund               In addition, the Fund reimburses Pioneer for
                             accounting agent for Safeco Intermediate-          certain fund accounting and legal expenses
                             Term Bond Fund. The Fund pays SAM an               incurred on behalf of the Fund and pays a
                             administrative services fee of 0.05% of the        separate shareholder servicing/transfer agency
                             Fund's average daily net assets up to the first    fee to PIMSS, an affiliate of Pioneer.
                             $200,000,000 and 0.01% of its net assets
                             thereafter, and an accounting fee of 0.04% of      For the fiscal year ended June 30, 2004, the
                             the Fund's average daily net assets up to the      Fund's total annual operating expenses for
                             first $200,000,000 and 0.01% of its net assets     Class A shares were 1.14% of average daily
                             thereafter.                                        net asset. The Fund does not currently have
                                                                                an expense limitation for its Class A shares.
                             During its most recent fiscal year, Safeco
                             Intermediate-Term Bond Fund paid aggregate         Pioneer has agreed until the second
                             advisory and administration fees at an average     anniversary of the closing of the
                             rate of 0.59% of average daily net assets.         Reorganization to limit the expenses
                                                                                (excluding extraordinary expenses) of the
                             SAM had contractually agreed until April 30,       Investor Class to 0.74% of the average daily
                             2009, to pay certain fund operating expenses       net assets attributable to the Investor Class.
                             (but not all of the operating expenses of the
                             Fund) that exceeded the rate of 0.40% per          The Investor Class shares to be issued in the
                             annum of the Fund's average daily net assets.      Reorganization will convert to Class A shares
                             This arrangement included all Fund operating       after two years. Class A shares will have
                             expenses except management fees, Rule 12b-1        higher expenses per share than Investor Class
                             fees, brokerage commissions, interest, and         shares due to the Rule 12b-1 Plan. In
                             extraordinary expenses.                            addition, although Pioneer has agreed to limit
                                                                                the expenses attributable to Investor Class
                             In 2003, SAM began voluntarily reimbursing         shares, Pioneer is not required to limit the
                             the Fund to the extent that its total expenses     expenses attributable to Class A shares.
                             exceeded the rate of 0.99% per annum of the
                             Fund's average daily net assets for Class A
                             shares, 1.74% per annum for Class B and
                             Class C shares, and 0.74% per annum for
                             Investor Class shares.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             A shares, after giving effect to the contractual
                             expense limitation were 1.15%, and without
                             giving effect to the expense limitation, were
                             2.05%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class A shares were 0.99%.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Intermediate-Term Bond Fund                        Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            B shares, after giving effect to the contractual
                            expense limitation were 1.90%, and without
                            giving effect to the expense limitation, were
                            2.78%. After giving effect to the voluntary
                            expense reimbursement, the operating
                            expenses for Class B shares were 1.74%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            C shares, after giving effect to the contractual
                            expense limitation were 1.90%, and without
                            giving effect to the expense limitation, were
                            42.54%. After giving effect to the voluntary
                            expense reimbursement, the operating
                            expenses for Class C shares were 1.74%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for
                            Investor Class shares, after giving effect to the
                            contractual expense limitation were 0.90%, and
                            without giving effect to the expense limitation,
                            were 1.53% per share. After giving effect to
                            the voluntary expense reimbursement, the
                            operating expenses for Investor Class shares
                            were 0.74%.
---------------------------------------------------------------------------------------------------------------------------------
Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
(12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
---------------------------------------------------------------------------------------------------------------------------------
Buying shares               You may buy shares of Safeco Intermediate-         You may buy shares from any investment firm
                            Term Bond Fund directly through Safeco             that has a sales agreement with PFD, Pioneer
                            Securities or through brokers, registered          Bond Fund's distributor. Existing shareholders
                            investment advisers, banks and other financial     of Safeco Intermediate-Term Bond Fund who
                            institutions that have entered into selling        own shares in their own name as of the
                            agreements with the Fund's principal               closing date of the Reorganization and who
                            underwriter, as described in the Fund's            maintain their accounts may buy shares of
                            prospectus.                                        any fund in the Pioneer family of funds
                                                                               through such accounts in the future without
                            Certain account transactions may be done           paying sales charges.
                            by telephone.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Bond Fund by telephone or online.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              Safeco Intermediate-Term Bond Fund                       Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Exchange privilege    There are no sales charges on shares you          You may exchange shares of Pioneer Bond
                      acquire through dividend reinvestment or other    Fund without incurring any fee on the
                      fund distributions or for Class A shares that     exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of          Funds. Your exchange would be for Class A
                      another fund.                                     shares, which would be subject to Rule 12b-1
                                                                        fees. An exchange generally is treated as a
                      Certain account transactions may be done          sale and a new purchase of shares for federal
                      by telephone.                                     income tax purposes.
                                                                        If the account is established in the
                                                                        shareholder's own name, shareholders may
                                                                        also exchange shares of Pioneer Bond Fund
                                                                        for shares of other Pioneer Funds by
                                                                        telephone or online.
---------------------------------------------------------------------------------------------------------------------------------
Selling shares        Each class of shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
---------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco     Normally, your investment firm will send your
                      Intermediate-Term Bond Fund directly in writing   request to sell shares to PIMSS. You can also
                      or by contacting a financial intermediary as      sell your shares by contacting the Fund
                      described in the Fund's prospectus.               directly if your account is registered in
                                                                        your name.

                                                                        If the account is established in the
                                                                        shareholder's own name, shareholders may
                                                                        also redeem shares of Pioneer Bond Fund by
                                                                        telephone or online.
---------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds


     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. The market value of fixed income securities tends to be more volatile the longer the maturity of such security. Since Pioneer Bond Fund may invest in securities of longer maturity than your Safeco Fund, an investment in Pioneer Bond Fund may have correspondingly greater risk. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

   o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline.

   o The issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.

   o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

   o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

   o The investment adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect.

   o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down.

   o To the extent that the Fund invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile, and it may be more difficult to achieve preservation of principal.

     Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLB), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. To the extent the Funds invest significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

             Safeco Intermediate-Term Bond Fund -- Investor Class



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'95             17.35
'96              0.02
'97              8.23
'98              8.43
'99             -3.82
'00             11.57
'01              6.95
'02              7.44
'03              3.56

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return since the Fund's inception on February 28, 1994 was 5.74% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.27% for the quarter ended March 31, 1996.

                      Pioneer Bond Fund -- Class A shares



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -4.20
'95             18.16
'96              1.96
'97              9.16
'98              7.69
'99             -3.20
'00              8.45
'01              7.54
'02              8.77
'03              8.85

* During the period shown in the bar chart, Pioneer Bond Fund's highest quarterly return was 6.11% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.03% for the quarter ended March 31, 1994.

                      Safeco Intermediate-Term Bond Fund
             Average Annual Total Returns as of December 31, 2003

------------------------------------------------------------------------------------------------------------
                                                                                               Since
                                                                     1 Year      5 Years     Inception(1)
------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund, Class A shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  -0.31%       3.96%        4.95%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               -1.67%       2.01%        2.81%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       -0.21%       2.14%        2.87%
------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund, Class B shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  -1.33%       3.77%        4.80%
------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund, Class C shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                   1.47%       3.90%        4.69%
------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund, Investor Class shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                   3.56%       5.01%        5.58%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                                2.05%       2.94%        3.34%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(2)                                               2.30%       2.97%        3.35%
------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)
  (reflects no deduction for fees, expenses or taxes)                  4.10%       6.62%        7.11%
------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on February 28, 1994.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index, is for reference only and does not mirror the Fund's investments.

                      Pioneer Bond Fund -- Class A shares
             Average Annual Total Returns as of December 31, 2003



---------------------------------------------------------------------------------------------------------
                                                                    1 Year       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund, Class A shares
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  6.76%        43.54%       3.50%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               5.71%         3.54%       3.53%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       2.51%         2.71%       3.11%
---------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)                 4.10%         6.62%       6.95%
---------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index, is for reference only and does not mirror the Fund's investments.


     Pioneer Bond Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Bond Fund, the expenses of Pioneer Bond Fund for the period ended June 30, 2004. Future expenses for all share classes may be greater or less.

                                                                                                            Safeco
                                                                                                         Intermediate-    Pro Forma
                                                         Safeco           Safeco            Safeco         Term Bond       Pioneer
                                                      Intermediate-    Intermediate-     Intermediate-        Fund        Bond Fund
                                                     Term Bond Fund   Term Bond Fund    Term Bond Fund      Investor      Investor
Shareholder transaction fees                             Class A          Class B           Class C          Class         Class(9)
(paid directly from your investment)                 --------------- ----------------  ---------------- --------------- ------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................   3.50%(6)        None               None            None           None(1)
Maximum deferred sales charge (load) as a percentage
 of purchase price or the amount you receive when you
 sell shares, whichever is less ......................   None            4.00%(7)           1.00%(8)        None           None
Redemption fees for shares held less than 30 days ....   2.00%           None               None            2.00%           N/A
Wire redemption fee ..................................  $ 204           $ 204              $ 204           $ 204           $ 10
Annual low balance fee ...............................  $ 125           $ 125              $ 125           $ 125            N/A
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee .......................................   0.50%           0.50%              0.50%           0.50%          0.50%
Distribution and service (12b-1) fee .................   0.25%           1.00%              1.00%           None           None
Other expenses .......................................   1.30%           1.28%             41.04%           1.03%          0.45%
Total fund operating expenses ........................   2.05%           2.78%             42.54%           1.53%          0.95%
Expense reimbursement/reduction ......................   0.90%(2)        0.88%(2)          40.64%(2)        0.63%(2)       0.214%(3)
Net fund operating expenses ..........................   1.15%           1.90%              1.90%           0.90%          0.74%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Bond Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the 59Reorganization may purchase Class A shares of Pioneer Bond Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Intermediate-Term Bond Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.99% per annum of the Fund's average daily net assets for Class A shares, 1.74% per annum for Class B and Class C shares, and 0.74% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Bond Fund to 0.74% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect five years Safeco Intermediate-Term Bond Fund and two years for Pioneer Bond Fund and (f) and the Investor Class shares of Pioneer Bond Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
                   Safeco Intermediate-Term Bond Fund

  Class A shares
  Year 1 ..............               $  463
  Year 3 ..............               $  703
  Year 5 ..............               $  961
  Year 10 .............               $2,247
  Class B shares          With Redemption      Without Redemption
  Year 1 ..............       $  593               $  193
  Year 3 ..............       $  797               $  597
  Year 5 ..............       $1,126               $1,026
  Year 10 .............       $2,389               $2,389
  Class C shares          With Redemption      Without Redemption
  Year 1 ..............       $  293               $  193
  Year 3 ..............       $  597               $  597
  Year 5 ..............       $1,026               $1,026
  Year 10 .............       $2,709               $2,709
  Investor Class shares
  Year 1 ..............               $   92
  Year 3 ..............               $  287
  Year 5 ..............               $  498
  Year 10 .............               $1,518

                       Pro Forma Pioneer Bond Fund

  Investor Class shares
  Year 1 ..............               $   76
  Year 3 ..............               $  281
  Year 5 ..............               $  548
  Year 10 .............               $1,312


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Intermediate-Term Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer Bond Fund, which has outperformed your Safeco Fund over the most recent one, five and ten year periods. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Bond Fund had an average annual return of 2.98%, 6.70% and 6.72%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 3.66% and 0.02% (one year), 4.86% and 5.86% (five years) and 5.24% and 5.88% (ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Bond Fund's lower gross expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Bond Fund to 0.74 % of average daily net assets. The gross expense ratio of Pioneer Bond Fund's Class A shares is lower than the gross expense ratio of each class of shares of your Safeco Fund. In addition, the net expense ratio of the Investor Class of Pioneer Bond Fund is lower than the net expenses of the Class A, Class B and Class C shares of your Safeco Fund and the same as the net expenses of the Investor Class. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.


     Fifth, the substantially larger size of Pioneer Bond Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Trustees also considered the differences in the investment policies of the two Funds, particularly Pioneer Bond Fund's ability to invest in securities with longer maturities than your Safeco Fund. While this may result in Pioneer Bond Fund having greater volatility of net asset value than your Safeco Fund, the Trustees believe that the factors in favor of the Reorganization mitigate this risk.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Bond Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Bond Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and the pro forma capitalization of the combined Fund as of September 30, 2004.



                                           Safeco                                      Pro Forma
                                      Intermediate-Term           Pioneer               Pioneer
                                          Bond Fund              Bond Fund             Bond Fund
                                     September 30, 2004     September 30, 2004     September 30, 2004
                                    --------------------   --------------------   -------------------
 Total Net Assets (in thousands)           $9,598                 $265,836               $275,434
  Class A shares ................          $1,608                 $163,765               $163,765
  Class B shares ................          $  604                 $ 56,548               $ 56,548
  Class C shares ................          $   99                 $ 28,246               $ 28,245
  Investor Class shares .........          $7,286                      N/A               $  9,598
  Class Y shares ................             N/A                 $ 16,894               $ 16,894
  Class R shares ................             N/A                 $    383               $    383

 Net Asset Value Per Share
  Class A shares ................          $ 8.51                 $   9.36               $   9.36
  Class B shares ................          $ 8.51                 $   9.32               $   9.32
  Class C shares ................          $ 8.51                 $   9.30               $   9.30
  Investor Class shares .........          $ 8.52                      N/A               $   9.36
  Class Y shares ................             N/A                 $   9.30               $   9.30
  Class R shares ................             N/A                 $   9.30               $   9.37

 Shares Outstanding
  Class A shares ................         188,948               17,479,859             17,479,859
  Class B shares ................          70,949                6,061,254              6,061,254
  Class C shares ................          11,688                3,036,946              3,036,946
  Investor Class shares .........         854,733                      N/A              1,025,427
  Class Y shares ................             N/A               16,894,081             16,894,081
  Class R shares ................             N/A                  383,073                383,073



     It is impossible to predict how many shares of Pioneer Bond Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Bond Fund's shares that will actually be received and distributed.


Board's Evaluation and Recommendation


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Bond Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Bond Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               Safeco Intermediate-Term Municipal Bond Fund and
                         Pioneer Tax Free Income Fund

                                 PROPOSAL 1(d)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco Intermediate-Term Municipal Bond Fund to the Pioneer Tax
                               Free Income Fund

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                                         Safeco Intermediate-Term
                                            Municipal Bond Fund                          Pioneer Tax Free Income Fund
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Business                   A series of Safeco Tax-Exempt Bond Trust, a          A diversified open-end management
                           diversified open-end management investment           investment company registered under the
                           company organized as a Delaware statutory            Investment Company Act and organized as a
                           trust.                                               Delaware statutory trust.
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Net assets as of           $16.4 million                                        $332 million
June 30, 2004
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Investment advisers and    Investment adviser (until August 2, 2004):           Investment adviser:
portfolio managers         SAM                                                  Pioneer

                           Portfolio Managers (until August 2, 2004):           Portfolio Managers:
                           Mary Metastasio (since 1996)                         Day-to-day management of the Fund's
                           Vice President, SAM                                  portfolio is the responsibility of a team of
                                                                                fixed income portfolio managers led by
                           Stephen C. Bauer (since 2003)                        Kenneth J. Taubes.
                           President and Director, SAM
                           Associated with SAM since 1971                       Mr. Taubes joined Pioneer as a senior vice
                                                                                president in September 1998 and has been
                           Currently Pioneer is acting as investment            an investment professional since 1982.
                           adviser to Safeco Intermediate-Term Municipal
                           Bond Fund. The Portfolio Managers of the
                           Pioneer Tax Free Income Fund, as indicated in
                           the next column, currently manages your
                           Safeco Fund.
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Investment objective       Safeco Intermediate-Term Municipal Bond Fund         Pioneer Tax Free Income Fund seeks as high a
                           seeks to provide a high level of current interest    level of current income exempt from federal
                           income exempt from federal income tax as is          income taxes as possible consistent with the
                           consistent with prudent investment risk.             preservation of capital.
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                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
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                                    Safeco Intermediate-Term
                                       Municipal Bond Fund                           Pioneer Tax Free Income Fund
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 Primary investments   Under normal circumstances, Safeco                 Normally, Pioneer Tax Free Income Fund
                       Intermediate-Term Municipal Bond Fund invests      invests at least 80% of its total assets in
                       at least 80% of its net assets (plus any           investment grade securities that provide
                       borrowings for investment purposes) in             income that is exempt from regular federal
                       investment grade municipal bonds with              income tax and may not be subject to the
                       maturities of more than one year and the           alternative minimum tax. These investments
                       interest on which is exempt from federal           include bonds, notes and other debt
                       income tax.                                        instruments issued by or on behalf of states,
                                                                          counties, municipalities, territories and
                       Safeco Intermediate-Term Municipal Bond Fund       possessions of the United States and the
                       will not invest in securities the income interest  District of Columbia and their authorities,
                       on which is a tax preference item for purposes     political subdivisions, agencies or
                       of the federal alternative minimum tax.            instrumentalities.

                       Safeco Intermediate-Term Municipal Bond Fund       Pioneer Tax Free Income Fund may invest in
                       will maintain an average dollar-weighted           securities the income interest on which is a
                       maturity of between three and ten years.           tax preference item for purposes of the federal
                                                                          alternative minimum tax.

                                                                          Pioneer Tax Free Income Fund may invest in
                                                                          securities of any maturity.

                                                                          Pioneer Tax Free Income Fund may invest
                                                                          25% or more of its assets in issuers in any
                                                                          one or more states or securities the payments
                                                                          on which are derived from gas, electric,
                                                                          telephone, sewer and water segments of the
                                                                          municipal bond market. The Fund may also
                                                                          invest up to 20% of its assets in industrial
                                                                          development bonds.

                                                                          Pioneer Tax Free Income Fund's investments
                                                                          may have fixed or variable principal payments
                                                                          and all types of interest rate payment and
                                                                          reset terms, including fixed and floating rates,
                                                                          inverse floating rate, zero coupon, contingent,
                                                                          deferred and payment in kind and auction
                                                                          rate features.
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                                      Safeco Intermediate-Term
                                         Municipal Bond Fund                           Pioneer Tax Free Income Fund
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Investment strategies    In managing the portfolio and selecting            Pioneer considers both broad economic
                         securities, SAM historically considered, among     factors and issuer-specific factors in selecting
                         other things:                                      a portfolio designed to achieve Pioneer Tax
                                                                            Free Income Fund's investment objective. In
                         o Yield                                            assessing the appropriate maturity and rating
                         o Maturity                                         weighting of the Fund's portfolio, Pioneer
                         o Structural features such as an issuer's right    considers a variety of factors that are
                           to buy the bond back at a stated price or        expected to influence economic activity
                           the Fund's right to buy the bond back at a       and interest rates. These factors include
                           stated price                                     fundamental economic indicators such as
                         o Credit quality (including the underlying         the rates of economic growth and inflation,
                           rating of insured bonds)                         Federal Reserve monetary policy and the
                         o The purpose the issuer is financing;             relative value of the U.S. dollar compared to
                         o The original offering price                      other currencies. Once Pioneer determines
                         o Any state or local tax exemption                 the preferable portfolio characteristics, Pioneer
                         o The amount of discount off or premium on         selects individual securities based upon the
                           the stated principal amount of the bond          terms of the securities (such as yields
                           represented by the price offered                 compared to U.S. Treasuries or comparable
                                                                            issues), liquidity and rating and issuer
                         After evaluating a bond, SAM compared the          diversification.
                         bond to other available bonds, which may have
                         had different features, and would buy the bond
                         if it appeared to offer the best relative value.
------------------------------------------------------------------------------------------------------------------------------------

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                                    Safeco Intermediate-Term
                                      Municipal Bond Fund                           Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments      Safeco Intermediate-Term Municipal Bond Fund      Pioneer Tax Free Income Fund may invest up
                       may invest up to 20% of its assets in unrated     to 20% of its assets in industrial development
                       municipal bonds, as long as the adviser           bonds.
                       determines they are of comparable quality to
                       investment-grade securities. Unrated securities   Pioneer Tax Free Income Fund may invest up
                       are not necessarily lower in quality than rated   to 20% of its net assets in securities of other
                       securities but may not be as attractive to as     investment companies, investment grade
                       many investors as rated securities.               commercial paper, U.S. government securities,
                                                                         U.S. or foreign bank instruments and
                       Safeco Intermediate-Term Municipal Bond Fund      repurchase agreements.
                       will invest no more than 33% of its total assets
                       in municipal bonds rated in the fourth highest    Pioneer Tax Free Income Fund may invest up
                       grade (or in comparable unrated bonds subject     to 10% of its net assets in debt securities
                       to the 20% limit). Such bonds are of medium       rated below investment grade or, if unrated, of
                       grade, have speculative characteristics, and are  equivalent quality as determined by Pioneer.
                       more likely to have a weakened capacity to make   Debt securities rated below investment grade
                       principal and interest payments under changing    are commonly referred to as "junk bonds" and
                       economic conditions or upon deterioration in the  are considered speculative. Below investment
                       financial condition of the issuer.                grade debt securities involve greater risk of
                                                                         loss, are subject to greater price volatility and
                       Safeco Intermediate-Term Municipal Bond Fund      are less liquid, especially during periods of
                       will not hold more than 5% of its net assets      economic uncertainty or change, than higher
                       in below investment-grade securities or, if       quality debt securities.
                       unrated, in securities that cease to be
                       comparable to a rated investment-grade            Pioneer Tax Free Income Fund may invest up
                       security (such below investment-grade             to 10% of its net assets in inverse floating
                       securities are commonly referred to as "high      rate obligations (a type of derivative
                       yield" or "junk" bonds).                          instrument). Inverse floating rate obligations
                                                                         represent interests in tax-exempt bonds.
                       Safeco Intermediate-Term Municipal Bond           The interest rate on inverse floating rate
                       Fund may invest up to 20% of assets in            obligations will generally decrease as short-
                       foreign securities.                               term interest rates increase, and increase as
                                                                         short-term rates decrease. Inverse floating
                                                                         rate obligations may be volatile and involve
                                                                         leverage risk.

                                                                         Pioneer Tax Free Income Fund's investments
                                                                         may have fixed or variable principal payments
                                                                         and all types of interest rate payment and
                                                                         reset terms, including fixed and floating rates,
                                                                         inverse floating rate, zero coupon, contingent,
                                                                         deferred and payment in kind and auction
                                                                         rate features.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    Safeco Intermediate-Term Municipal Bond Fund      Pioneer Tax Free Income Fund may invest
strategies             may hold cash or invest in high-quality, short-   all or part of its assets in securities with
                       term securities issued by an agency or            remaining maturities of less than one year,
                       instrumentality of the U.S. government, high-     cash equivalents or may hold cash.
                       quality commercial paper, certificates of
                       deposit, shares of no-load, open-end money
                       market funds, or repurchase agreements.
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                                        Safeco Intermediate-Term
                                          Municipal Bond Fund                          Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Safeco Intermediate-Term Municipal Bond Fund        Pioneer Tax Free Income Fund may invest
                          may not invest more than 25% of its assets in       25% or more of its assets in issuers in any
                          any one industry.                                   one or more states or securities the payments
                                                                              on which are derived from gas, electric,
                                                                              telephone, sewer and water segments of the
                                                                              municipal bond market.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and            If immediately after and as a result of such        Pioneer Tax Free Income Fund will not invest
illiquid securities       action the value of the following securities, in    more than 10% of its net assets in illiquid
                          the aggregate, would exceed 15% of Safeco           and other securities that are not readily
                          Intermediate-Term Municipal Bond Fund's net         marketable. Repurchase agreements maturing
                          assets, the Fund will not (i) purchase securities   in more than seven days will be included for
                          for which there is no readily available market,     purposes of the foregoing limit. Securities
                          (ii) purchase time deposits maturing in more        subject to restrictions on resale under the
                          than seven days, (iii) purchase over-the-           1933 Act are considered illiquid unless they
                          counter (OTC) options or hold assets set aside      are eligible for resale pursuant to Rule 144A
                          to cover OTC options written by the Fund, (iv)      or another exemption from the registration
                          enter into repurchase agreements maturing in        requirements of the 1933 Act and are
                          more than seven days, or (v) invest in interests    determined to be liquid by Pioneer.
                          in real estate investment trusts which are not
                          readily marketable or interests in real estate
                          limited partnerships which are not listed or
                          traded on the NASDAQ Stock Market.
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Borrowing                 Safeco Intermediate-Term Municipal Bond Fund        Pioneer Tax Free Income Fund may not
                          may borrow money (i) from banks or (ii) by          borrow money, except from a bank for
                          engaging in reverse repurchase agreements.          temporary or emergency purposes and not
                                                                              for investment purposes, and then only in an
                                                                              amount not exceeding 5% of the value of the
                                                                              Fund's total assets at the time of borrowing.
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Lending                   Safeco Intermediate-Term Municipal Bond Fund        Pioneer Tax Free Income Fund may not
                          may lend securities to qualified institutional      make loans, except through the purchase of
                          investors with a value of up to 33% of the          securities, including repurchase agreements,
                          Fund's total assets.                                in accordance with its investment objective,
                                                                              policies and limitations.
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------------------------------------------------------------------------------------------------------------------------------------
                                              Safeco Intermediate-Term
                                                 Municipal Bond Fund                      Pioneer Tax Free Income Fund
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Derivative instruments           Safeco Intermediate-Term Municipal Bond Fund      Pioneer Tax Free Income Fund may use
                                 may not purchase securities on margin.            futures and options on securities, indices and
                                 However, the Fund may (i) obtain short-term       currencies, forward currency exchange
                                 credits as necessary to clear its purchases and   contracts and other derivatives. The Fund
                                 sales of securities, and (ii) make margin         does not use derivatives as a primary
                                 deposits in connection with its use of financial  investment technique and generally limits their
                                 options and futures, forward and spot currency    use to hedging. However, the Fund may use
                                 contracts, swap transactions and other            derivatives for a variety of non-principal
                                 financial contracts or derivative instruments.    purposes, including:

                                                                                   o As a hedge against adverse changes in
                                                                                     stock market prices, interest rates or
                                                                                     currency exchange rates
                                                                                   o As a substitute for purchasing or selling
                                                                                     securities
                                                                                   o To increase the Fund's return as a non-
                                                                                     hedging strategy that may be considered
                                                                                     speculative

------------------------------------------------------------------------------------------------------------------------------------
Other investment policies and    As described above, the Funds have substantially similar principal investment strategies and
restrictions                     policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Sales charges                    Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer Tax Free
                                 of the Fund are subject to a 3.50% front-end      Income Fund you receive in the Reorganization
                                 sales charge.                                     will not be subject to any sales charge.
                                                                                   Moreover, if you own shares in your own
                                 Contingent deferred sales charge of up to 4%      name as of the closing of the Reorganization
                                 if you redeem Class B shares within five years    (i.e., not in the name of a broker or other
                                 of purchase.                                      intermediary) and maintain your account, you
                                                                                   may purchase Class A shares of Pioneer Tax
                                 Contingent deferred sales charge of 1% if you     Free Income Fund and Class A shares of any
                                 redeem Class C shares within one year of          fund in the Pioneer family of funds through
                                 purchase.                                         such account in the future without paying any
                                                                                   sales charge.
                                 Purchases of Investor Class shares of the Fund
                                 are not subject to a sales load.                  Except as described above, Class A shares of
                                                                                   Pioneer Tax Free Income Fund are subject to a
                                 The Fund assesses a mandatory redemption          front-end sales charge of up to 4.50%.
                                 fee of 2%, as a percentage of the amount
                                 redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

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                                          Safeco Intermediate-Term
                                             Municipal Bond Fund                          Pioneer Tax Free Income Fund
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Management and other fees    Safeco Intermediate-Term Municipal Bond Fund       Pioneer Tax Free Income Fund pays Pioneer
                             pays an advisory fee on a monthly basis at an      a management fee equal to:
                             annual rate as follows:
                                                                                0.50% of average daily net assets up to
                             $0-$250,000,000:                     0.50 of 1%      $250 million;
                             $250,000,001-$750,000,000:           0.45 of 1%    0.48% of the next $50 million; and
                             Over $750,000,000:                   0.40 of 1%    0.45% on assets over $300 million.

                             SAM serves as administrator and fund               During its most recent fiscal year, Pioneer
                             accounting agent for the Fund. The Fund pays       Tax Free Income Fund paid an advisory fee
                             SAM an administrative services fee of 0.05%        at an average rate of 0.49% of average daily
                             of the Fund's average daily net assets up to the   net assets.
                             first $200,000,000 and 0.01% of its net assets
                             thereafter, and an accounting fee of 0.04% of      In addition, the Fund reimburses Pioneer for
                             the Fund's average daily net assets up to the      certain fund accounting and legal expenses
                             first $200,000,000 and 0.01% of its net            incurred on behalf of the Fund and pays a
                             assets thereafter.                                 separate shareholder servicing/transfer agency
                                                                                fee to PIMSS, an affiliate of Pioneer.
                             During its most recent fiscal year, Safeco
                             Intermediate-Term Municipal Bond Fund paid         For the fiscal year ended December 31, 2003,
                             aggregate advisory and administration fees at      the Fund's total annual operating expenses for
                             an average rate of 0.59% of average daily          Class A shares were 0.93% of average daily
                             net assets.                                        net assets. The Fund currently does not have
                                                                                an expense limitation for its Class A shares.
                             SAM had contractually agreed until April 30,
                             2009, to pay certain Fund operating expenses       Pioneer has agreed until the second
                             (but not all of the operating expenses of the      anniversary of the closing of the
                             Fund) that exceeded the rate of 0.40% per          Reorganization to limit the expenses
                             annum of the Fund's average daily net assets.      (excluding extraordinary expenses) of the
                             This arrangement included all Fund operating       Investor Class to 0.70% of the average daily
                             expenses except management fees, Rule 12b-1        net assets attributable to the Investor Class.
                             fees, brokerage commissions, interest, and
                             extraordinary expenses.                            The Investor Class shares to be issued in the
                                                                                Reorganization will convert to Class A shares
                             In 2003, SAM began voluntarily reimbursing         after two years. Class A shares will have
                             the Fund to the extent that its total expenses     higher expenses per share than Investor
                             exceeded the rate of 0.85% per annum of the        Class shares due to the Rule 12b-1 Plan. In
                             Fund's average daily net assets for Class A        addition, although Pioneer has agreed to limit
                             shares, 1.60% per annum for Class B and            the expenses attributable to Investor Class
                             Class C shares, and 0.70% per annum for            shares, Pioneer is not required to limit the
                             Investor Class shares.                             expenses attributable to Class A shares.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             A shares, after giving effect to the contractual
                             expense limitation were 1.15%, and without
                             giving effect to the expense limitation, were
                             7.70%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class A shares were 0.85%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Intermediate-Term
                                             Municipal Bond Fund                          Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees    For the fiscal year ended December 31, 2003,
(continued)                  the Fund's annual operating expenses for Class
                             B shares, after giving effect to the contractual
                             expense limitation were 1.90%, and without
                             giving effect to the expense limitation, were
                             16.43%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class B shares were 1.60%.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             C shares, after giving effect to the contractual
                             expense limitation were 1.90%, and without
                             giving effect to the expense limitation, were
                             20.82%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class C shares were 1.60%.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares, after giving effect to the
                             contractual expense limitation were 0.90%, and
                             without giving effect to the expense limitation,
                             were 1.04%. After giving effect to the voluntary
                             expense reimbursement, the operating expenses
                             for Investor Class shares were 0.70%.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service     Each class of shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
(12b-1) fee                  shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares of Safeco Intermediate-         You may buy shares from any investment firm
                             Term Municipal Bond Fund directly through          that has a sales agreement with PFD, Pioneer
                             Safeco Securities, the Fund's principal            Tax Free Income Fund's distributor. Existing
                             underwriter or through brokers, registered         shareholders of Safeco Intermediate-Term
                             investment advisers, banks and other financial     Municipal Bond Fund who own shares in
                             institutions that have entered into selling        their own name as of the closing date of
                             agreements with the Fund's principal               the Reorganization and who maintain their
                             underwriter, as described in the Fund's            accounts may buy shares of any fund in
                             prospectus.                                        the Pioneer family of funds through such
                                                                                accounts in the future without paying
                             Certain account transactions may be done           sales charges.
                             by telephone.
                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer Tax
                                                                                Free Income Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

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                                   Safeco Intermediate-Term
                                      Municipal Bond Fund                            Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchange privilege    There are no sales charges on shares you           You may exchange shares of Pioneer Tax Free
                      acquire through dividend reinvestment or other     Income Fund without incurring any fee on the
                      Fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                      another fund.                                      shares, which would be subject to Rule 12b-1
                                                                         fees. An exchange generally is treated as a
                      Certain account transactions may be done           sale and a new purchase of shares for federal
                      by telephone.                                      income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Tax Free
                                                                         Income Fund for shares of other Pioneer
                                                                         Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares        Each class of shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Intermediate-Term Municipal Bond Fund              your request to sell shares to PIMSS. You
                      directly in writing or by contacting a financial   can also sell your shares by contacting the
                      intermediary as described in the Fund's            Fund directly if your account is registered in
                      prospectus.                                        your name.

                                                                         If the account is established in the shareholder's
                                                                         own name, shareholders may also redeem
                                                                         shares of Pioneer Tax Free Income Fund by
                                                                         telephone or online.
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Comparison of Principal Risks of Investing in the Funds


     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. The market value of a fixed income security tends to be more volatile the longer the maturity of such security. Since Pioneer Tax Free Income Fund can invest in securities of longer maturity than your Safeco Fund, an investment in Pioneer Tax Free Income Fund may have correspondingly greater risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:


   o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

   o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

   o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

   o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

   o To the extent the Fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the Fund will be more susceptible to risks associated with that state or industry

   o The Fund's investment adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     Although distributions of interest income from the Funds' tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on Fund distributions.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

        Safeco Intermediate-Term Municipal Bond Fund -- Investor Class



                         Calendar year total returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -5.62
'95             15.22
'96              3.75
'97              7.50
'98              5.33
'99             -0.84
'00              7.44
'01              4.53
'02              8.89
'03              4.78

  * During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 6.25% for the quarter ended March 31, 1995, and the lowest quarterly return was -4.47% for the quarter ended March 31, 1994.

                Pioneer Tax Free Income Fund -- Class A shares



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -6.38
'95             16.83
'96              3.57
'97              8.94
'98              6.20
'99             -4.29
'00             11.63
'01              4.13
'02              7.07
'03              5.80

  * During the period shown in the bar chart, Pioneer Tax Free Income Fund's highest quarterly return was 7.11% for the quarter ended March 31, 1995, and the lowest quarterly return was -5.87% for the quarter ended March 31, 1994.

                 Safeco Intermediate-Term Municipal Bond Fund
             Average Annual Total Returns as of December 31, 2003



---------------------------------------------------------------------------------------------------
                                                                 1 Year      5 Years     10 Years
---------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund, Class A shares
---------------------------------------------------------------------------------------------------
 Return Before Taxes                                               0.94%       4.12%       4.57%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                            0.85%       4.01%       4.51%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                           1.95%       4.05%       4.49%
---------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund, Class B shares
---------------------------------------------------------------------------------------------------
 Return Before Taxes                                              -0.11%       4.56%       4.87%
---------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund, Class C shares
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 Return Before Taxes                                               2.89%       4.73%       4.87%
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 Safeco Intermediate-Term Municipal Bond Fund, Investor Class shares
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 Return Before Taxes                                               4.78%       4.91%       4.96%
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 Return After Taxes on Distributions(1)                            4.69%       4.79%       4.90%
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 Return After Taxes on Distributions and
  Sale of Fund Shares1                                             4.56%       4.75%       4.84%
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 Lehman Brothers 7-Year Municipal Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)              5.45%       5.92%       5.86%
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(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.

(2) The Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index of bonds rated BAA3 or above, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in six or more years, is for reference only and does not mirror the Fund's investments.

                Pioneer Tax Free Income Fund -- Class A shares
             Average Annual Total Returns as of December 31, 2003

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                                                            1 Year      5 Years     10 Years
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 Pioneer Tax Free Income Fund, Class A shares
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 Return Before Taxes                                          1.01%       3.77%       4.66%
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 Return After Taxes on Distributions(1)                       1.02%       3.66%       4.43%
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 Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                      2.30%       3.83%       4.55%
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 Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)         5.31%       5.83%       6.03%
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(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged measure of approximately 15,000 municipal bonds with a minimum credit rating of BBB, and that were a part of at least a $50 million issuance made within the past fives years and have a maturity of at least two years, is for reference only and does not mirror the Fund's investments.

     Pioneer Tax Free Income Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class shares.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Tax Free Income Fund, the expenses of Pioneer Tax Free Income Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                              Safeco         Safeco        Safeco         Safeco       Pro Forma
                                                          Intermediate-  Intermediate- Intermediate-   Intermediate-  Pioneer Tax
                                                            Term Muni      Term Muni     Term Muni       Term Muni    Free Income
                                                            Bond Fund      Bond Fund     Bond Fund       Bond Fund   Fund Investor
Shareholder transaction fees                                 Class A        Class B       Class C     Investor Class    Class(9)
(paid directly from your investment)                      -------------- ------------- -------------- -------------- -------------
Maximum sales charge (load) when you buy shares as a
 percentage of offering price ............................     3.50%(6)      None           None           None         None(1)
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell
 shares, whichever is less ...............................     None          4.00%(7)       1.00%(8)       None         None
Redemption fees for shares held less than 30 days ........     2.00%         None           None           2.00%         N/A
Wire redemption fee ......................................    $ 204         $ 204          $ 204          $ 204         $ 10
Annual low balance fee ...................................    $ 125         $ 125          $ 125          $ 125          N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................     0.50%         0.50%          0.50%          0.50%        0.49%
Distribution and service (12b-1) fee .....................     0.25%         1.00%          1.00%          None         None
Other expenses ...........................................     6.95%        14.93%         19.32%          0.54%        0.20%
Total fund operating expenses ............................     7.70%        16.43%         20.82%          1.04%        0.69%
Expense reimbursement/reduction ..........................      6.55%(2)    14.53%(2)      18.92%(2)       0.14%(2)     None(3)
Net fund operating expenses ..............................     1.15%         1.90%          1.90%          0.90%        0.69%




----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Tax Free Income Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Tax Free Income Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Intermediate-Term Municipal Bond Fund for certain operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.85% per annum of the Fund's average daily net assets for Class A shares, 1.60% per annum for Class B and Class C shares, and 0.70% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Tax Free Income Fund to 0.70% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Intermediate-Term Municipal Bond Fund and two years for Pioneer Tax Free Income Fund and (f) and the Investor Class shares of Pioneer Tax Free Income Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
              Safeco Intermediate-Term Municipal Bond Fund
  Class A shares
  Year 1 ..............                  $  463
  Year 3 ..............                  $  703
  Year 5 ..............                  $  961
  Year 10 .............                  $1,804

  Class B shares          With redemption      Without redemption
  Year 1 ..............       $  593               $  193
  Year 3 ..............       $  797               $  597
  Year 5 ..............       $1,126               $1,026
  Year 10 .............       $1,971               $1,971

  Class C shares          With redemption      Without redemption
  Year 1 ..............       $  293               $  193
  Year 3 ..............       $  597               $  597
  Year 5 ..............       $1,026               $1,026
  Year 10 .............       $2,477               $2,477

  Investor Class shares
  Year 1 ..............                  $   92
  Year 3 ..............                  $  287
  Year 5 ..............                  $  498
  Year 10 .............                  $1,200
                 Pro Forma Pioneer Tax Free Income Fund
  Investor Class shares
  Year 1 ..............                  $   71
  Year 3 ..............                  $  246
  Year 5 ..............                  $  460
  Year 10 .............                  $1,079


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Intermediate-Term Municipal Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the historical investment performance of Pioneer Tax Free Income Safeco Fund and your Safeco Fund are comparable. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Tax Free Income Fund had an average annual return of 1.55%, 4.84% and 5.53%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of -3.82% and -0.27% (one year), 4.13% and 4.94% (five years) and 4.84% and 5.25%
(ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Tax Free Income Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Tax Free Income Fund to 0.70% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer Tax Free Income Fund are below both the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fifth, the substantially larger size of Pioneer Tax Free Income Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Trustees also considered the differences in the investment policies of the two Funds, particularly Pioneer Tax Free Income Fund's ability to invest in securities with longer maturities than your Safeco Fund. While this may result in Pioneer Tax Free Income Fund having greater volatility of net asset value than your Safeco Fund, the Trustees believe that the factors in favor of the Reorganization mitigate this risk.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Tax Free Income Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Tax Free Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Tax Free Income Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma capitalization of the combined Fund as of September 30, 2004.



                                           Safeco
                                      Intermediate-Term                                Pro Forma
                                          Municipal          Pioneer Tax Free       Pioneer Tax Free
                                          Bond Fund             Income Fund           Income Fund
                                     September 30, 2004     September 30, 2004     September 30, 2004
                                    --------------------   --------------------   -------------------
 Total Net Assets (in thousands)            $11,586               $338,100               $349,686
  Class A shares ................           $   333               $305,872               $305,872
  Class B shares ................           $   155               $ 17,626               $ 17,626
  Class C shares ................           $   109               $ 12,109               $ 12,109
  Investor Class shares .........           $10,988                    N/A               $ 11,586
  Class Y shares ................               N/A               $  2,494               $  2,494

 Net Asset Value Per Share
  Class A shares ................           $ 11.04               $  11.56               $  11.56
  Class B shares ................           $ 11.03               $  11.45               $  11.45
  Class C shares ................           $ 11.03               $  11.38               $  11.56
  Investor Class shares .........           $ 11.04                    N/A               $  11.56
  Class Y shares ................               N/A               $  11.50               $  11.50

 Shares Outstanding
  Class A shares ................            30,165             26,462,402             26,462,402
  Class B shares ................            14,074              1,538,772              1,538,772
  Class C shares ................             9,874              1,063,730              1,063,730
  Investor Class shares .........           995,214                    N/A              1,002,249
  Class Y shares ................               N/A                216,854                216,854



     It is impossible to predict how many shares of Pioneer Tax Free Income Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Tax Free Income Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Tax Free Income Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Tax Free Income Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               Safeco Intermediate-Term U.S. Government Fund and
                         Pioneer America Income Trust


                                 PROPOSAL 1(e)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco Intermediate-Term U.S. Government Fund to the Pioneer
                             America Income Trust

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                                       Safeco Intermediate-Term
                                         U.S. Government Fund                        Pioneer America Income Trust
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Business                   A series of Safeco Taxable Bond Trust, a         A diversified open-end management
                           diversified open-end management investment       investment company registered under the
                           company organized as a Delaware statutory        Investment Company Act and organized as a
                           trust.                                           Massachusetts business trust.
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Net assets as of           $67 million                                      $204 million
June 30, 2004
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Investment advisers and    Investment adviser (until August 2, 2004):       Investment adviser:
portfolio managers         SAM                                              Pioneer

                           Portfolio Managers (since 2003 and until         Portfolio Manager:
                           August 2, 2004):                                 Day-to-day management of the Fund's
                           Paul Stevenson                                   portfolio is the responsibility of a team of
                           CFA, Vice President, SAM                         fixed income portfolio managers led by
                           Joined SAM in 1988                               Kenneth J. Taubes.

                           Tim Hokari                                       Mr. Taubes joined Pioneer as a senior vice
                           Assistant Vice President, SAM                    president in September 1998 and has been
                           Joined SAM in 2000                               an investment professional since 1982.

                           Lesley Fox
                           Assistant Vice President, SAM
                           Joined SAM in 2000

                           Currently Pioneer is acting as investment
                           adviser to Safeco Intermediate-Term U.S.
                           Government Fund. The Portfolio Manager of
                           the Pioneer America Income Trust, as indicated
                           in the next column, currently manages your
                           Safeco Fund.
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                                      Safeco Intermediate-Term
                                        U.S. Government Fund                           Pioneer America Income Trust
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Investment objective    Safeco Intermediate-Term U.S. Government            Pioneer America Income Trust seeks as high
                        Fund seeks as high a level of current income        a level of current income as is consistent with
                        as is consistent with the preservation of capital   the preservation of capital and prudent
                        by investing in securities issued or guaranteed     investment risk.
                        by the U.S. government or its agencies or
                        instrumentalities.
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                        Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
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Primary investments     Under normal circumstances, Safeco                  Pioneer America Income Trust invests
                        Intermediate-Term U.S. Government Fund              exclusively in securities that are backed by the
                        invests at least 80% of its net assets (plus any    full faith and credit of the U.S. government,
                        borrowings for investment purposes) in              and repurchase agreements and "when-
                        securities issued or guaranteed by the U.S.         issued" commitments with respect to these
                        government or its agencies and                      securities. These securities include:
                        instrumentalities.
                                                                            o U.S. Treasury obligations, which differ only
                        U.S. government securities in which Safeco            in their interest rates, maturities and times
                        Intermediate-Term U.S. Government Fund                of issuance, including U.S. Treasury bills
                        invests include, but are not limited to:              (maturities of one year or less), U.S.
                                                                              Treasury notes (maturities of one to 10
                        o Mortgage-related securities backed by pools         years), and U.S. Treasury bonds (generally
                          of mortgages, including modified pass-              maturities greater than 10 years)
                          through certificates and collateralized           o Obligations issued by or guaranteed as to
                          mortgage obligations issued by the                  principal and interest by the U.S. Treasury
                          Government National Mortgage Association            and certain agencies and instrumentalities
                          (GNMA), the Federal Home Loan Mortgage              of the U.S. government, such as
                          Corporation (FHLMC), and the Federal                Government National Mortgage Association
                          National Mortgage Association (FNMA)                (GNMA) certificates and Federal Housing
                        o U.S. Treasury bills, notes, bonds, and              Administration (FHA) debentures, for which
                          interest or principal components of Separate        the U.S. Treasury unconditionally guarantees
                          Trading Registered Interest and Principal           payment of principal and interest
                          Securities (STRIPS)
                        o Other U.S. government securities guaranteed       Pioneer America Income Trust's investments
                          by the full faith of the U.S. government but      may have all types of interest repayment and
                          not direct obligations of the U.S. Treasury.      reset terms, including fixed rate, adjustable
                        o Government-sponsored agency securities            rate, zero coupon, contingent, deferred,
                        o Securities issued by the Tennessee Valley         payment-in-kind and auction rate features.
                          Authority
                                                                            Pioneer America Income Trust may invest in
                        The average dollar weighted maturity of Safeco      securities of any maturity. Although the
                        Intermediate-Term U.S. Government Fund will         average dollar weighted maturity of the Fund's
                        generally range between three and ten years,        portfolio may vary significantly, it generally
                        although the maturity of individual securities      will not exceed 20 years.
                        may be out of that range.
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                                       Safeco Intermediate-Term
                                         U.S. Government Fund                            Pioneer America Income Trust
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Investment strategies     The decision to buy or sell securities in Safeco   Pioneer considers both broad economic
                          Intermediate-Term U.S. Government Fund             factors and issuer-specific factors in selecting
                          generally falls into one or more of the            a portfolio designed to achieve the Fund's
                          following categories:                              investment objective.

                          o To move in or out of various sectors based       In assessing the appropriate maturity and
                            upon their relative values                       rating weighting of Pioneer America Income
                          o To reduce the Fund's investments in sectors      Trust's portfolio, Pioneer considers a variety
                            viewed as overhauled, which increasing the       of factors that are expected to influence
                            Fund's investment in undervalued sectors         economic activity and interest rates. These
                          o To realign the overall maturity of duration of   factors include fundamental economic
                            the Fund's portfolio                             indicators such as the rates of economic
                          o To raise cash to meet shareholder                growth and inflation, Federal Reserve
                            redemptions                                      monetary policy and the relative value of the
                                                                             U.S. dollar compared to other currencies.
                          With each buy/sell decision, SAM also              Once Pioneer determines the preferable
                          considered the effect the transaction may have     portfolio characteristics, Pioneer selects
                          on the performance of Safeco Intermediate-         individual securities based upon the terms of
                          Term U.S. Government Fund's portfolio as           the securities (such as yields compared to
                          a whole.                                           U.S. Treasuries or comparable issues), and
                                                                             sector diversification.
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Other investments         Safeco Intermediate-Term U.S. Government           Pioneer America Income Trust may invest
                          Fund may invest in mortgage-backed or asset-       in mortgage-backed securities issued by
                          backed securities.                                 agencies or instrumentalities of the U.S.
                                                                             government. These securities represent direct
                          Safeco Intermediate-Term U.S. Government           or indirect participation in, or are collateralized
                          Fund may purchase "when-issued" or "delayed-       by and payable from, mortgage loans secured
                          delivery" securities, and may purchase or sell     by real estate.
                          securities on a "forward commitment" basis.
                                                                             Pioneer America Income Trust may purchase
                          Safeco Intermediate-Term U.S. Government           and sell securities, including GNMA
                          Fund may invest up to 20% of assets in             certificates, on a when-issued or delayed
                          foreign securities.                                delivery basis. The Fund may engage in these
                                                                             transactions when it believes they would result
                                                                             in a favorable price and yield for the security
                                                                             being purchased or sold.
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Temporary defensive       Safeco Intermediate-Term U.S. Government           Pioneer America Income Trust may invest all
strategies                Fund may hold cash or invest in high-quality,      or part of its assets in securities with
                          short-term securities issued by an agency or       remaining maturities of less than one year,
                          instrumentality of the U.S. government, high-      cash equivalents or may hold cash.
                          quality commercial paper, certificates of
                          deposit, shares of no-load, open-end money
                          market funds, or repurchase agreements.
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Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
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Industry concentration    Safeco Intermediate-Term U.S. Government           Pioneer America Income Trust does not have
                          Fund may not invest more than 25% of its           a policy against industry concentration.
                          assets in any one industry.
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                                           Safeco Intermediate-Term
                                             U.S. Government Fund                           Pioneer America Income Trust
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Restricted and illiquid      If immediately after and as a result of such        Pioneer America Income Trust will not invest
securities                   action the value of the following securities, in    more than 15% of its net assets in illiquid
                             the aggregate, would exceed 15% of Safeco           and other securities that are not readily
                             Intermediate-Term U.S. Government Fund's net        marketable. Repurchase agreements maturing
                             assets, the Fund will not (i) purchase securities   in more than seven days will be included for
                             for which there is no readily available market,     purposes of the foregoing limit. Securities
                             (ii) purchase time deposits maturing in more        subject to restrictions on resale under the
                             than seven days, (iii) purchase over-the-           1933 Act are considered illiquid unless they
                             counter (OTC) options or hold assets set aside      are eligible for resale pursuant to Rule 144A
                             to cover OTC options written by the Fund, (iv)      or another exemption from the registration
                             enter into repurchase agreements maturing in        requirements of the 1933 Act and are
                             more than seven days, or (v) invest in interests    determined to be liquid by Pioneer.
                             in real estate investment trusts which are not
                             readily marketable or interests in real estate
                             limited partnerships which are not listed or
                             traded on the NASDAQ Stock Market.
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Borrowing                    Safeco Intermediate-Term U.S. Government            Pioneer America Income Trust may not
                             Fund may borrow money (i) from banks or (ii)        borrow money, except from banks to meet
                             by engaging in reverse repurchase agreements.       redemptions in amounts not exceeding 331/3%
                                                                                 (taken at the lower of cost or current value) of
                                                                                 its total assets (including the amount
                                                                                 borrowed). The Fund does not intend to
                                                                                 borrow money during the coming year, and
                                                                                 will do so only as a temporary measure for
                                                                                 extraordinary purposes or to facilitate
                                                                                 redemptions. The Fund will not purchase
                                                                                 securities while any borrowings are
                                                                                 outstanding.
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Lending                      Safeco Intermediate-Term U.S. Government            Pioneer America Income Trust may not make
                             Fund may lend securities to qualified               loans, except through the purchase of
                             institutional investors with a value of up to       securities, including repurchase agreements,
                             33% of the Fund's total assets.                     in accordance with its investment objective,
                                                                                 policies and limitations.
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Derivative instruments       Safeco Intermediate-Term U.S. Government            Pioneer America Income Trust may not
                             Fund may not purchase securities on margin.         purchase securities on margin.
                             However, the Fund may (i) obtain short-term
                             credits as necessary to clear its purchases and
                             sales of securities, and (ii) make margin
                             deposits in connection with its use of financial
                             options and futures, forward and spot currency
                             contracts, swap transactions and other
                             financial contracts or derivative instruments.
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Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                             fundamental investment restrictions, see the SAI.
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                                      Safeco Intermediate-Term
                                        U.S. Government Fund                           Pioneer America Income Trust
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                                                Buying, Selling and Exchanging Shares
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 Sales charges   Purchases under $1,000,000 of Class A shares                   The Investor Class shares of Pioneer America
                 of the Fund are subject to a 3.50% front-end                   Income Trust you receive in the
                 sales charge.                                                  Reorganization will not be subject to any sales
                                                                                charge. Moreover, if you own shares in your
                 Contingent deferred sales charge of up to 4%                   own name as of the closing of the
                 if you redeem Class B shares within five years                 Reorganization (i.e., not in the name of a
                 of purchase.                                                   broker or other intermediary) and maintain
                                                                                your account, you may purchase Class A
                 Contingent deferred sales charge of 1% if you                  shares of Pioneer America Income Trust and
                 redeem Class C shares within one year of                       Class A shares of any fund in the Pioneer
                 purchase.                                                      family of funds through such account in the
                                                                                future without paying any sales charge.
                 Purchases of Investor Class shares of the Fund
                 are not subject to a sales load.                               Except as described above, Class A shares of
                                                                                Pioneer America Income Trust are subject to a
                 Safeco Intermediate-Term U.S. Government                       front-end sales charge of up to 4.50%.
                 Fund assesses a mandatory redemption fee of
                 2%, as a percentage of the amount redeemed
                 or exchanged, on Class A and Investor Class
                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Intermediate-Term
                                            U.S. Government Fund                          Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Intermediate-Term U.S. Government           Pioneer America Income Trust pays Pioneer a
                             Fund pays an advisory fee on a monthly basis       management fee equal to 0.50% of the Fund's
                             at an annual rate as follows:                      average daily net assets.
                             $0-$250,000,000:                0.55 of 1%
                             $250,000,001-$750,000,000:      0.50 of 1%         During its most recent fiscal year, Pioneer
                             $750,000,001-$1,250,000,000:    0.45 of 1%         America Income Trust paid an advisory fee at
                             Over $1,250,000,000:            0.40 of 1%         an average rate of 0.50% of average daily
                                                                                net assets.
                             SAM serves as administrator and fund
                             accounting agent for Safeco Intermediate-Term      In addition, the Fund reimburses Pioneer for
                             U.S. Government Fund. The Fund pays SAM an         certain fund accounting and legal expenses
                             administrative services fee of 0.05% of the        incurred on behalf of the Fund and pays a
                             Fund's average daily net assets up to the first    separate shareholder servicing/transfer agency
                             $200,000,000 and 0.01% of its net assets           fee to PIMSS, an affiliate of Pioneer.
                             thereafter, and an accounting fee of 0.04% of
                             the Fund's average daily net assets up to the      For the fiscal year ended December 31, 2003,
                             first $200,000,000 and 0.01% of its net assets     the Fund's total annual operating expenses for
                             thereafter.                                        Class A shares were 1.12% of average daily
                                                                                net assets. The Fund does not currently have
                             During its most recent fiscal year, Safeco         an expense limitation for its Class A shares.
                             Intermediate-Term U.S. Government Fund paid
                             aggregate advisory and administration fees at      Pioneer has agreed until the second
                             an average rate of 0.64%of average daily           anniversary of the closing of the
                             net assets.                                        Reorganization to limit the expenses
                                                                                (excluding extraordinary expenses) of the
                             SAM had contractually agreed until April           Investor Class to 0.74% of the average daily
                             30,2009, to pay certain Fund operating             net assets attributable to the Investor Class.
                             expenses (but not all of the operating expenses
                             of the Fund) that exceeded the rate of 0.40%       The Investor Class shares to be issued in the
                             per annum of the Fund's average daily net          Reorganization will convert to Class A shares
                             assets. This arrangement included all Fund         after two years. Class A shares will have
                             operating expenses except management fees,         higher expenses per share than Investor
                             Rule 12b-1 fees, brokerage commissions,            Class shares due to the Rule 12b-1 Plan. In
                             interest, and extraordinary expenses.              addition, although Pioneer has agreed to limit
                                                                                the expenses attributable to Investor Class
                             In 2003, SAM began voluntarily reimbursing         shares, Pioneer is not required to limit the
                             the Fund to the extent that its total expenses     expenses attributable to Class A shares.
                             exceeded the rate of 0.99% per annum of the
                             Fund's average daily net assets for Class A
                             shares, 1.74% per annum of Class B and Class
                             C shares, and 0.74% per annum for Investor
                             Class shares.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             A shares, after giving effect to the contractual
                             expense limitation were 1.20%, and without
                             giving effect to the expense limitation, were
                             1.31%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class A shares were 0.99%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Intermediate-Term
                                            U.S. Government Fund                        Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,
 (continued)                 the Fund's annual operating expenses for Class
                             B shares, after giving effect to the contractual
                             expense limitation were 1.95%, and without
                             giving effect to the expense limitation, were
                             2.10%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class B shares were 1.74%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             C shares, after giving effect to the contractual expense limitation were 1.95%, and without giving effect to the expense limitation, were 43.56%. After giving effect to the voluntary expense reimbursement, the operating expenses for Class C shares were 1.74%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares were 0.94% per share.
                             After giving effect to the voluntary expense
                             reimbursement, the operating expenses for
                             Investor Class shares were 0.74%.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco Intermediate-         You may buy shares from any investment firm
                             Term U.S. Government Fund directly through         that has a sales agreement with PFD, Pioneer
                             Safeco Securities, the Fund's principal            America Income Trust's distributor. Existing
                             underwriter or through brokers, registered         shareholders of Safeco Intermediate-Term U.S.
                             investment advisers, banks and other financial     Government Fund who own shares in their
                             institutions that have entered into selling        own name as of the closing date of the
                             agreements with the Fund's principal               Reorganization and who maintain their
                             underwriter, as described in the Fund's            accounts may buy shares of any fund in the
                             prospectus.                                        Pioneer family of funds through such
                                                                                accounts in the future without paying sales
                             Certain account transactions may be done           charges.
                             by telephone.
                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer
                                                                                America Income Trust by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Intermediate-Term
                                     U.S. Government Fund                            Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer America
                      acquire through dividend reinvestment or other     Income Trust without incurring any fee on the
                      Fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                      another fund.                                      shares, which would be subject to a Rule
                                                                         12b-1 fee. An exchange generally is treated
                      Certain account transactions may be done           as a sale and a new purchase of shares for
                      by telephone.                                      federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer America
                                                                         Income Trust for shares of other Pioneer
                                                                         Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Each class of shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Intermediate-Term U.S. Government Fund             your request to sell shares to PIMSS. You
                      directly in writing or by contacting a financial   can also sell your shares by contacting the
                      intermediary as described in the Fund's            Fund directly if your account is registered in
                      prospectus.                                        your name.

                                                                         If the account is established in the shareholder's
                                                                         own name, shareholders may also redeem
                                                                         shares of Pioneer America Income Trust by
                                                                         telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds


     While each Fund has a similar investment objective, primary investment policies and strategies, there are differences which affect the risk of each Fund. The market value of fixed income securities tends to be more volatile the greater the maturity of the security. Pioneer America Income Trust can invest in securities of greater average maturity than your Safeco Fund and consequently may have greater risk. However, your Safeco Fund may invest in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, and consequently have an element of credit risk that is not present in Pioneer America Income Trust. Generally, however, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:


     o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     To the extent the Fund invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

     Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

        Safeco Intermediate-Term U.S. Government Fund -- Investor Class



                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     -4.27%
'95     15.48
'96      3.98
'97      8.97
'98      6.84
'99      0.16
'00      9.50
'01      7.29
'02      9.84
'03      1.40

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 4.79% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.58% for the quarter ended March 31, 1994.

                Pioneer America Income Trust -- Class A shares



                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     -3.97%
'95     16.07
'96      2.29
'97      8.51
'98      7.78
'99     -2.52
'00     11.58
'01      5.92
'02      9.78
'03      1.47

* During the period shown in the bar chart, the Fund's highest quarterly return was 4.72% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.14% for the quarter ended March 31, 1994.

                 Safeco Intermediate-Term U.S. Government Fund
             Average Annual Total Returns as of December 31, 2003



-----------------------------------------------------------------------------------------------------------
                                                                          1 Year      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund, Class A shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                       -2.41%       4.60%       5.30%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                                    -3.81%       2.47%       2.93%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)            -1.57%       2.58%       2.99%
-----------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund, Class B shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                       -3.50%       4.62%       5.39%
-----------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund, Class C shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                       -0.49%       4.81%       5.40%
-----------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund, Investor Class shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                        1.40%       5.56%       5.78%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions1                                      -0.14%       3.34%       3.36%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)             0.91%       3.34%       3.39%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate Government Index(2)
  (reflects no deduction for fees, expenses or taxes)                       2.30%       6.16%       6.33%
-----------------------------------------------------------------------------------------------------------
 Merrill Lynch U.S. Treasury/Agency Master Index(2)
  (reflects no deduction for fees, expenses or taxes)                       2.36%       6.22%       6.71%
-----------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Intermediate Government Index, an unmanaged index comprised of U.S. Treasury and U .S. agency issues from its more comprehensive U.S. Aggregate Index, excluding maturities below one year and above 9.9 years, and the Merrill Lynch U.S. Treasury/Agency Master Index, an unmanaged index of U.S. Treasury and U.S. agency securities, are for reference only and do not mirror the Fund's investments.

                Pioneer America Income Trust -- Class A shares
             Average Annual Total Returns as of December 31, 2003



-----------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust, Class A shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  -3.06%       4.14%       5.04%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               -4.61%       2.05%       2.65%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       -2.00%       2.20%       2.75%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers Government Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)                  2.36%       6.26%       6.72%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers Fixed Rate Mortgage-Backed Securities Index(2)
  (reflects no deduction for fees, expenses or taxes)                  3.05%       6.55%       6.89%
-----------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Government Bond Index, an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government, and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index, an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, FHLMC and FNMA, are for reference only and do not mirror the Fund's investments.

     Pioneer America Income Trust's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer America Income Trust, the expenses of Pioneer America Income Trust for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                                                                           Safeco
                                                           Safeco          Safeco           Safeco      Intermediate-    Pro Forma
                                                       Intermediate-   Intermediate-    Intermediate-     Term U.S.       Pioneer
                                                         Term U.S.       Term U.S.        Term U.S.       Government      America
                                                         Government      Government       Government         Fund       Income Trust
                                                            Fund            Fund             Fund          Investor       Investor
Shareholder transaction fees                              Class A         Class B          Class C          Class          Class(9)
(paid directly from your investment)                  --------------- --------------     ------------    ------------    -----------
Maximum sales charge (load) when you
 buy shares as a percentage of
 offering price .............................              3.50%(6)         None             None            None          None(1)
Maximum deferred sales charge (load)
 as a percentage of purchase price or
 the amount you receive when you sell
 shares, whichever is less ..........................      None             4.00%(7)         1.00%(8)        None          None
Redemption fees for shares held less than 30 days ...      2.00%            None              None           2.00%          N/A
Wire redemption fee .................................      $204              $20(4)           $20(4)          $20(4)        $10
Annual low balance fee ..............................      $125              $12(5)           $12(5)          $12(5)        N/A
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ......................................      0.55%            0.55%            0.55%           0.55%         0.50%
Distribution and service (12b-1) fee ................      0.25%            1.00%            1.00%           None          None
Other expenses ......................................      0.51%            0.55%           42.01%           0.39%         0.35%
Total fund operating expenses .......................      1.31%            2.10%           43.56%           0.94%         0.85%
Expense reimbursement/reduction .....................      0.11%(2)         0.15%(2)        41.61%(2)         N/A          0.11%(3)
Net fund operating expenses .........................      1.20%            1.95%            1.95%           0.94%         0.74%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer America Income Trust through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer America Income Trust or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Intermediate-Term U.S. Government Bond Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.99% per annum of the Fund's average daily net assets for Class A shares, 1.74% per annum for Class B and Class C shares, and 0.74% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer America Income Trust to 0.74% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Intermediate-Term U.S. Government Fund and two years for Pioneer America Income Trust and (f) and the Investor Class shares of Pioneer America Income Trust convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
              Safeco Intermediate-Term U.S. Government Fund
  Class A shares
  Year 1 ..............                   $468
  Year 3 ..............                   $718
  Year 5 ..............                   $987
  Year 10 .............                 $1,822
  Class B shares          With redemption      Without redemption
  Year 1 ..............       $  598               $  198
  Year 3 ..............       $  812               $  612
  Year 5 ..............       $1,152               $1,052
  Year 10 .............       $1,974               $1,974
  Class C shares          With redemption      Without redemption
  Year 1 ..............       $  298               $  198
  Year 3 ..............       $  612               $  612
  Year 5 ..............       $1,052               $1,052
  Year 10 .............       $2,399               $2,399
  Investor Class shares
  Year 1 ..............                    $96
  Year 3 ..............                   $300
  Year 5 ..............                   $520
  Year 10 .............                 $1,155

                 Pro Forma Pioneer America Income Trust
  Investor Class shares
  Year 1 ..............                    $76
  Year 3 ..............                   $284
  Year 5 ..............                   $558
  Year 10 .............                 $1,341

    COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST


Characteristics of Safeco Intermediate-Term U.S. Government Trust (a series of a Delaware statutory trust)

  o GOVERNANCE AND MANAGEMENT. Safeco Intermediate-Term U.S. Government Fund is a series of the Safeco Taxable Bond Trust, a Delaware statutory trust. The governing instrument of Safeco Taxable Bond Trust is its Trust Instrument (the "Trust Instrument"). The Trustees of the Safeco Taxable Bond Trust are responsible for the management and supervision of Safeco Intermediate-Term U.S. Government Fund.

  o SHARE CAPITAL AND CLASSES. The Trust Instrument of Safeco Taxable Bond Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of Safeco Intermediate-Term U.S. Government Fund without par value. As of the date of this Proxy Statement/Prospectus, the Trustees have authorized shares of Safeco Intermediate-Term U.S. Government Fund and have authorized the issuance of four classes of shares of Safeco Intermediate-Term U.S. Government Fund, designated as Class A, Class B, Class C and Investor Class shares. The shares of each class of Safeco Intermediate-Term U.S. Government Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of Safeco Intermediate-Term U.S. Government Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of their Fund available for distribution to these shareholders. Shares of each class entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

  o MEETINGS. Under Delaware law, Safeco Taxable Bond Trust is not required to hold annual shareholder meetings for any Fund. Unless otherwise required by the Investment Company Act, the Fund has no intention of holding annual meetings of shareholders. Pursuant to the Trust Instrument, shareholders have power to vote only on certain matters, including (a) the election and removal of Trustees; (b) approval of any investment management agreement;
    (c) termination of the Safeco Taxable Bond Trust; (d) certain amendments to the Trust Instrument; and (e) such additional matters relating to the Trust as may be required by law or as the Trustees may consider desirable.


  o LIABILITY OF SHAREHOLDERS. Delaware law affords shareholders of a Delaware statutory trust with the same protections afforded stockholders of a Delaware corporation, which means shareholders are not generally subject to liability for the debts or obligations of the statutory trust unless the entity's trust instrument provides otherwise. The Trust Instrument of the Safeco Taxable Bond Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of Safeco Intermediate-Term U.S. Government Fund and provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder.


Characteristics of Pioneer America Income Trust (a Massachusetts business trust)


  o GOVERNANCE AND MANAGEMENT. Pioneer America Income Trust is a Massachusetts business trust. The governing instrument of Pioneer America Income Trust is its Agreement and Declaration of Trust ("Declaration of Trust"). The business of Pioneer America Income Trust is managed under the direction of its Board of Trustees. The Trustees, in addition to viewing the actions of the Pioneer America Income Trust's investment adviser, decide upon matters of general policy at their regular meetings. The officers of Pioneer America Income Trust supervise its business operations.

  o SHARES AND CLASSES. Pioneer America Income Trust is authorized to issue shares of beneficial interest and to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of any class that the Fund has authority to issue. Each share is entitled to one vote on all questions relating to the Fund, and each share is entitled to participate equally in dividends and capital gains distributions and in the residual assets of the respective class in the event of liquidation.

  o MEETINGS. Under Massachusetts law, Pioneer America Income Trust, as a registered open-end investment company, is not required to hold annual shareholder meetings. Unless otherwise required by the Investment Company Act, the Pioneer America Income Trust has no intention of holding annual meetings of shareholders. Pursuant to the Declaration of Trust, special meetings of shareholders may be called at any time by the Chairman, President or by the Board of Trustees or by the secretary upon the written request of shareholders entitled to cast at least 25% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on.

  o LIABILITY OF SHAREHOLDERS. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Pioneer America Income Trust or any series of the Pioneer America Income Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Pioneer America Income Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Pioneer America Income Trust property of any shareholders held personally liable for any obligations of the Pioneer America Income Trust or any series of the Pioneer America Income Trust. The Declaration of Trust also provides that the Pioneer America Income Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Pioneer America Income Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the fund itself will be unable to meet its obligations. In light of the nature of the Pioneer America Income Trust's business and the nature and amount of its assets, the possibility of the Pioneer America Income Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Intermediate-Term U.S. Government Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the performance of Pioneer America Income Trust is generally consistent with the historical investment performance of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer America Income Trust had an average annual return of -0.37%, 5.64%, and 5.97%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of -4.56% and -0.73% (one year), 4.73% and 5.73% (five years) and 5.79% and 6.29% (ten years), respectively, during the same period.
In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer America Income Trust's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer America Income Trust to 0.74% of average daily net assets. The estimated expenses of the Investor Class of Pioneer America Income Trust are below both the gross expenses and expenses net of contractual expense reimbursement of the end class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, based upon the Class A expense ratio of Pioneer America Income Trust for the most recent fiscal year, Pioneer America Income Trust's expenses were lower than the gross and net expense ratio of each class of shares of your Safeco Fund. While there are some differences between the policies of the two Funds, the Trustees believe that the two Funds represent substantially equivalent investments.


     Fifth, the substantially larger size of Pioneer America Income Trust offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer America Income Trust received in the Reorganization will provide Safeco Intermediate-Term U.S. Government Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the

Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer America Income Trust also considered that the Reorganization presents an excellent opportunity for the Pioneer America Income Trust to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer America Income Trust and its shareholders.


                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, and the pro forma combined Fund as of June 30, 2004.



                                         Safeco
                                     Intermediate-                             Pro Forma
                                       Term U.S.        Pioneer America     Pioneer America
                                    Government Fund       Income Trust       Income Trust
                                     June 30, 2004       June 30, 2004       June 30, 2004
                                   -----------------   -----------------   ----------------
Total Net Assets (in thousands)        $  66,742           $  204,736         $  271,478
 Class A shares ...............        $   5,109           $  129,465         $  129,465
 Class B shares ...............        $   2,338           $   44,300         $   44,300
 Class C shares ...............        $      97           $   30,487         $   30,487
 Investor Class shares ........        $  59,198                  N/A         $   66,742
 Class R shares ...............              N/A           $      484         $      484
Net Asset Value Per Share
 Class A shares ...............        $    9.41           $     9.72         $     9.72
 Class B shares ...............        $    9.42           $     9.66         $     9.66
 Class C shares ...............        $    9.42           $     9.69         $     9.69
 Investor Class shares ........        $    9.41                  N/A         $     9.72
 Class R shares ...............              N/A           $     9.82         $     9.82
Shares Outstanding
 Class A shares ...............          542,858           13,322,479         13,322,479
 Class B shares ...............          248,086            4,585,782          4,585,782
 Class C shares ...............           10,304            3,147,571          3,147,571
 Investor Class shares ........        6,290,727                  N/A          6,866,461
 Class R shares ...............              N/A               49,339             49,339



     It is impossible to predict how many shares of Pioneer America Income Trust will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer America Income Trust's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer America Income Trust, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer America Income Trust.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         Safeco Money Market Fund and
                          Pioneer Cash Reserves Fund

                                 PROPOSAL 1(f)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


   Comparison of Safeco Money Market Fund to the Pioneer Cash Reserves Fund


----------------------------------------------------------------------------------------------------------------------------
                                      Safeco Money Market Fund                      Pioneer Cash Reserves Fund
----------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Money Market Trust, a       A series of Pioneer Money Market Trust, a
                           diversified open-end management investment     diversified open-end management investment
                           company organized as a Delaware statutory      company registered under the Investment
                           trust.                                         Company Act and organized as a Delaware
                                                                          statutory trust.
----------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $286 million                                   $510 million
 June 30, 2004
----------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Portfolio Managers                             Portfolio Manager:
                           Lesley Fox (since 2000 and until August 2,     Day-to-day management of the Fund's
                           2004) Assistant Vice President, SAM            portfolio is the responsibility of a team of
                           Joined SAM in 2000                             fixed income portfolio managers led by
                                                                          Kenneth J. Taubes.
                           Cathleen Beauchamp (since 2003 until
                           July 31, 2004)                                 Mr. Taubes, a senior vice president, joined
                           CFA                                            Pioneer in 1998 and has been an investment
                                                                          professional since 1982.
                           Currently Pioneer is acting as investment
                           adviser to the Safeco Money Market Fund. The
                           Portfolio Manager of the Pioneer Cash
                           Reserves Fund, as indicated in the next
                           column, currently manages your Safeco Fund.
----------------------------------------------------------------------------------------------------------------------------

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                                       Safeco Money Market Fund                          Pioneer Cash Reserves Fund
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 Investment objective    Safeco Money Market Fund seeks as high a            Safeco Money Market Fund seeks high current
                         level of current income as is consistent with       income, preservation of capital and liquidity
                         the preservation of capital and liquidity through   through investments in high-quality short-term
                         investment in high-quality money market             securities.
                         instruments maturing in 13 months or less.
                                                                             The investment objective of the Fund may not
                         Safeco Money Market Fund provides written           be changed without the affirmative vote of the
                         notice to shareholders at least 60 days prior to    holders of a "majority of the outstanding
                         any change to its investment objective as           voting securities" (as defined in the
                         described above.                                    Investment Company Act) of the Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments     To achieve its investment objective, Safeco         Safeco Money Market Fund seeks to maintain
                         Money Market Fund will purchase only high-          a constant net asset value of $1.00 per share
                         quality securities with remaining maturities of     by investing in high-quality, U.S. dollar
                         397 days or less. The Fund will maintain a          denominated money market securities,
                         dollar-weighted average portfolio maturity of       including those issued by:
                         no more than 90 days.
                                                                             o U.S. and foreign banks
                                                                             o U.S. and foreign corporate issuers
                                                                             o The U.S. government and its agencies and
                                                                               instrumentalities
                                                                             o Foreign governments
                                                                             o Multinational organizations such as the
                                                                               World Bank

                                                                             Safeco Money Market Fund invests exclusively
                                                                             in securities with a maximum remaining
                                                                             maturity of 397 days and maintains a dollar-
                                                                             weighted average portfolio maturity of 90 days
                                                                             or less.

                                                                             Safeco Money Market Fund's investments may
                                                                             have fixed, floating or variable interest rates.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   When evaluating a security to buy, SAM              In selecting Safeco Money Market Fund's
                         historically considered, among other things:        portfolio, Pioneer complies with the rating,
                                                                             maturity and diversification requirements
                         o Yield                                             applicable to money market funds. Within
                         o Maturity                                          those factors, Pioneer's assessment of broad
                         o Issuer credit quality                             economic factors that are expected to affect
                         o Relative value compared with other                economic activity and interest rates influence
                           alternatives                                      its securities selection.

                         Safeco Money Market Fund may sell a
                         security if:

                         o The adviser becomes concerned about the
                           issuer's creditworthiness
                         o A more attractive alternative is available
                         o Cash is needed to meet shareholder
                           redemptions

                         After evaluating a bond, SAM compared the
                         bond to other available bonds, which may have
                         different features, and would buy the bond if it
                         appeared to offer the best relative value.
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                                     Safeco Money Market Fund                          Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments     Safeco Money Market Fund will limit its             Safeco Money Market Fund may invest
                       investment in municipal obligations the interest    more than 25% of its total assets in U.S.
                       on which is payable from the revenues of            government securities and obligations of U.S.
                       similar types of projects to less than 25% of       banks. The Fund may invest in any money
                       the Fund's total assets. As a matter of             market instrument that is a permissible
                       operating policy, "similar types of projects"       investment for a money market fun under the
                       may include sports, convention or trade show        rules of the SEC, including commercial paper,
                       facilities; airports or mass transportation;        certificates of deposit, time deposits, bankers'
                       sewage or solid waste disposal facilities; or air   acceptances, mortgage-backed and asset-
                       and water pollution control projects.               backed securities, repurchase agreements,
                                                                           municipal obligations and other short-term
                       Safeco Money Market Fund will limit its             debt securities.
                       investment in securities whose issuers are
                       located in the same state to less than 25% of       Safeco Money Market Fund invests in U.S.
                       the Fund's total assets.                            government obligations and money market
                                                                           securities rated in one of the two highest
                       Safeco Money Market Fund may invest up to           rating categories for short-term debt by a
                       25% of its total assets in the "first tier          nationally recognized statistical rating
                       securities" of a single issuer for up to three      organization or, if unrated, determined to be
                       business days after purchase. First tier            of equivalent credit quality by Pioneer.
                       securities are securities (1) rated in the highest
                       short-term category by two nationally
                       recognized statistical rating organizations
                       (NRSROs); (2) rated in the highest short-term
                       rating category by a single NRSRO if only that
                       NRSRO has assigned the securities a short-
                       term rating; or (3) unrated, but determined by
                       SAM to be of comparable quality.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   Safeco Money Market Fund may hold cash or           Safeco Money Market Fund may invest all or
 strategies            invest in high-quality, short-term securities       part of its assets in securities with remaining
                       issued by an agency or instrumentality of the       maturities of less than one year, cash
                       U.S. government, high-quality commercial            equivalents or may hold cash.
                       paper, certificates of deposit, shares of no-
                       load, open-end money market funds, or
                       repurchase agreements as a temporary
                       defensive measure when market conditions
                       so warrant.
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 Diversification       Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Money Market Fund                         Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Safeco Money Market Fund will not make              Safeco Money Market Fund will not
                           investments that will result in the concentration   concentrate its assets in the securities of
                           (as defined in the Investment Company Act,          issuers in any one industry except with
                           any rule or order there under, or SEC staff         respect to investments in obligations of (a)
                           interpretation thereof) of its investments in the   the U.S. government, its agencies, authorities
                           securities of issuers primarily engaged in the      or instrumentalities and (b) domestic banks,
                           same industry, provided that this restriction       purchase any security if, as a result (i) more
                           does not limit the Fund from investing in           than 5% of the assets of the Fund would be in
                           obligations issued or guaranteed by the U.S.        the securities of any one issuer, or (ii) more
                           government, its agencies or instrumentalities,      than 25% of its assets would be in a
                           or certain bank instruments issued by               particular industry.
                           domestic banks.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such        Safeco Money Market Fund will not invest
 securities                action the value of the following securities, in    more than 10% of its net assets in illiquid
                           the aggregate, would exceed 10% of the Fund's       and other securities that are not readily
                           net assets, the Fund will not (i) purchase          marketable. Repurchase agreements maturing
                           securities for which there is no readily            in more than seven days will be included for
                           available market, (ii) purchase time deposits       purposes of the foregoing limit. Securities
                           maturing in more than seven days, (iii)             subject to restrictions on resale under the
                           purchase over-the-counter (OTC) options or          1933 Act are considered illiquid unless they
                           hold assets set aside to cover OTC options          are eligible for resale pursuant to Rule 144A
                           written by the Fund, (iv) enter into repurchase     or another exemption from the registration
                           agreements maturing in more than seven days,        requirements of the 1933 Act and are
                           or (v) invest in interests in real estate           determined to be liquid by Pioneer.
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Money Market Fund may borrow money           Safeco Money Market Fund may not borrow
                           (i) from banks or (ii) by engaging in reverse       money, except from banks for extraordinary
                           repurchase agreements.                              purposes or to meet redemptions in amounts
                                                                               not exceeding 331/3% of its total assets
                                                                               (including the amount borrowed). The Fund
                                                                               does not intend to borrow money during the
                                                                               coming year.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Money Market Fund may lend securities        Safeco Money Market Fund may not make
                           to qualified institutional investors with a value   loans to any person, except by (a) the
                           of up to 33% of the Fund's total assets.            purchase of a debt obligation in which the
                                                                               Fund is permitted to invest and (b) engaging
                                                                               in repurchase agreements.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments    Safeco Money Market Fund may not purchase           Safeco Money Market Fund may not purchase
                           securities on margin. However, the Fund may         securities on margin.
                           (i) obtain short-term credits as necessary to
                           clear its purchases and sales of securities, and
                           (ii) make margin deposits in connection with
                           its use of financial options and futures,
                           forward and spot currency contracts, swap
                           transactions and other financial contracts or
                           derivative instruments.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             Safeco Money Market Fund                       Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                              Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases of Class A shares of Safeco Money     The Investor Class shares of Pioneer Cash
                                 Market Fund are not subject to a sales load.    Reserves Fund you receive in the
                                                                                 Reorganization will not be subject to any sales
                                 A contingent deferred sales charge may apply    charge. Moreover, if you own shares in your
                                 if you redeem Class B shares that were          own name as of the closing of the
                                 purchased by exchange from another fund.        Reorganization (i.e., not in the name of a
                                                                                 broker or other intermediary) and maintain
                                 A contingent deferred sales charge of 1% if     your account, you may purchase Class A
                                 you redeem Class C shares within one year of    shares of Pioneer Cash Reserves Fund and
                                 purchase, and the shares were purchased by      Class A shares of any fund in the Pioneer
                                 exchange from another fund.                     family of funds through such account in the
                                                                                 future without paying any sales charge.
                                 Purchases of Investor Class shares of the Fund
                                 are not subject to a sales load.                Except as described above, Class A shares of
                                                                                 Pioneer Cash Reserves Fund are not subject
                                                                                 to a front-end sales charge.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Money Market Fund                        Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Money Market Fund pays an advisory         Pioneer Cash Reserves Fund pays Pioneer a
                             fee on a monthly basis at an annual rate as       management fee equal to 0.40% of the Fund's
                             follows:                                          average daily net assets.

                             $0-$250,000,000:                      0.50 of 1%  During its most recent fiscal year, Pioneer
                             $250,000,001-$750,000,000:            0.45 of 1%  Cash Reserves Fund paid an advisory fee at
                             $750,000,001-$1,250,000,000:          0.40 of 1%  an average rate of 0.40% of average daily
                             Over $1,250,000,000:                  0.35 of 1%  net assets.

                             SAM serves as administrator and fund              In addition, the Fund reimburses Pioneer for
                             accounting agent for Safeco Money Market          certain fund accounting and legal expenses
                             Fund. The Fund pays SAM an administrative         incurred on behalf of the Fund and pays a
                             services fee of 0.05% of the Fund's average       separate shareholder servicing/transfer agency
                             daily net assets up to the first $200,000,000     fee to PIMSS, an affiliate of Pioneer.
                             and 0.01% of its net assets thereafter, and an
                             accounting fee of 0.04% of the Fund's average     For the fiscal year ended December 31, 2003,
                             daily net assets up to the first $200,000,000     the Fund's total annual operating expenses for
                             and 0.01% of its net assets thereafter.           Class A shares were 1.06% of average daily
                                                                               net assets. The Fund does not currently have
                             During its most recent fiscal year, Safeco        an expense limitation for its Class A shares.
                             Money Market Fund paid aggregate advisory
                             and administration fees at an average rate of     Pioneer has agreed until the second
                             0.53% of average daily net assets.                anniversary of the closing of the
                                                                               Reorganization to limit the expenses
                             SAM had contractually agreed until April 30,      (excluding extraordinary expenses) of the
                             2009, to pay certain Fund operating expenses      Investor Class to 0.71% of the average daily
                             (but not all of the operating expenses of the     net assets attributable to the Investor Class.
                             Fund) that exceeded the rate of 0.30% per
                             annum of the Fund's average daily net assets.     The Investor Class shares to be issued in the
                             This arrangement included all Fund operating      Reorganization will convert to Class A shares
                             expenses except management fees, Rule 12b-1       after two years. Class A shares will have
                             fees, brokerage commissions, interest, and        higher expenses per share than Investor Class
                             extraordinary expenses.                           shares due to the Rule 12b-1 Plan. In
                                                                               addition, although Pioneer has agreed to limit
                             For the fiscal year ended December 31, 2003,      the expenses attributable to Investor Class
                             the Fund's annual operating expenses for Class    shares, Pioneer is not required to limit the
                             A shares, after giving effect to the expense      expenses attributable to Class A shares.
                             limitation were 0.78%, and without giving
                             effect to the expense limitation, were 0.98%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             B shares, after giving effect to the expense limitation were 0.78%, and without giving effect to the expense limitation, were 1.17%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             C shares, after giving effect to the expense limitation were 0.78%, and without giving effect to the expense limitation, were 1.01%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares were 0.67%.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Money Market Fund                          Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Class A shares of Safeco Money Market Fund         Class A shares of Pioneer Cash Reserves Fund
 (12b-1) fee                are not currently subject to a Rule 12b-1 fee.     are subject to a Rule 12b-1 fee equal to
                                                                               0.15% annually of average daily net assets.
                            --------------------------------------------------------------------------------------------------------
                            Investor Class shares of the Pioneer Fund are not subject to a Rule 12b-1 fee. Pioneer Investor
                            Class shares will convert into Class A shares after two years.
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of the Fund directly            You may buy shares from any investment firm
                            through Safeco Securities or through brokers,      that has a sales agreement with PFD, Pioneer
                            registered investment advisers, banks and          Cash Reserves Fund's distributor. Existing
                            other financial institutions that have entered     shareholders of Safeco Money Market Fund
                            into selling agreements with the Fund's            who own shares in their own name as of the
                            principal underwriter, as described in the         closing date of the Reorganization and who
                            Fund's prospectus.                                 maintain their accounts may buy shares of
                                                                               any fund in the Pioneer family of funds
                            Certain account transactions may be done by        through such accounts in the future without
                            telephone.                                         paying sales charges.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Cash Reserves Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         There are no sales charges on shares you           You may exchange shares of Pioneer Cash
                            acquire through dividend reinvestment or other     Reserves Fund without incurring any fee on
                            Fund distributions or for Class A shares that      the exchange with the more than 62 other
                            you have exchanged for Class A shares of           Pioneer Funds. Your exchange would be for
                            another fund.                                      Class A shares, which is subject to Rule
                                                                               12b-1 fees. An exchange generally is treated
                            Certain account transactions may be done by        as a sale and a new purchase of shares for
                            telephone.                                         federal income tax purposes.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer Cash
                                                                               Reserves Fund for shares of other Pioneer
                                                                               Funds by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Each class of shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
                            --------------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting Safeco      Normally, your investment firm will send your
                            Money Market Fund directly in writing or by        request to sell shares to PIMSS. You can
                            contacting a financial intermediary as described   also sell your shares by contacting the Fund
                            in the Fund's prospectus.                          directly if your account is registered in
                                                                               your name.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also redeem shares of Pioneer Cash Reserves
                                                                               Fund by telephone or online. After the
                                                                               Reorganization, Investor Class shares will not
                                                                               be entitled to check writing privileges, and you
                                                                               should no longer write checks issued by your
                                                                               Safeco Fund.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though the Funds seek to maintain a $1 share price, you could lose money on your investment or the Fund could fail to generate high current income if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o    Inadequate financial information

     o    Smaller, less liquid and more volatile markets

     o    Political and economic upheavals


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.


                  Safeco Money Market Fund -- Investor Class

                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     3.53%
'95     5.28
'96     4.75
'97     4.93
'98     5.08
'99     4.65
'00     5.90
'01     3.75
'02     1.32
'03     0.65

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 1.52% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.13% for the quarter ended September 30, 2003.

                 Pioneer Cash Reserves Fund -- Class A shares



                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     3.57%
'95     5.17
'96     4.65
'97     4.78
'98     4.84
'99     4.23
'00     5.53
'01     3.29
'02     1.15
'03     0.26

* During the period shown in the bar chart, Pioneer Cash Reserves Fund's highest quarterly return was 1.45% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003.


                           Safeco Money Market Fund
             Average Annual Total Returns as of December 31, 2003


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                                                        1 Year     5 Years     10 Years
----------------------------------------------------------------------------------------
 Safeco Money Market Fund, Class A shares                0.55%       3.20%       3.95%
----------------------------------------------------------------------------------------
 Safeco Money Market Fund, Class B shares                0.55%       3.21%       3.93%
----------------------------------------------------------------------------------------
 Safeco Money Market Fund, Class C shares                0.55%       3.20%       3.93%
----------------------------------------------------------------------------------------
 Safeco Money Market Fund, Investor Class shares         0.65%       3.24%       3.97%
----------------------------------------------------------------------------------------



                 Pioneer Cash Reserves Fund -- Class A shares
             Average Annual Total Returns as of December 31, 2003



----------------------------------------------------------------------------------------
                                                  1 Year      5 Years     10 Years
----------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund, Class A shares         0.26%       2.88%       3.74%
----------------------------------------------------------------------------------------
 90-day U.S. Treasury Bill
  (reflects no deduction for taxes)                 1.03%       3.34%       4.18%
----------------------------------------------------------------------------------------


     Pioneer Cash Reserves Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Cash Reserves Fund, the expenses of Pioneer Cash Reserves Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                                                                                      Pro Forma
                                                        Safeco Money   Safeco Money  Safeco Money   Safeco Money    Pioneer Cash
                                                         Market Fund    Market Fund   Market Fund    Market Fund    Reserves Fund
Shareowner transaction fees                                Class A        Class B       Class C    Investor Class  Investor Class(8)
(paid directly from your investment)                    ------------   ------------  ------------  --------------  ---------------
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .........................     None           None           None           None          None(1)
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell
 shares, whichever is less ............................     None           None(6)        None(7)        None          None
Redemption fees for shares held less than 30 days .....     None           None           None           None           N/A
Wire redemption fee ...................................   $   20(4)      $   20(4)      $   20(4)       $  20(4)     $   10
Annual low balance fee ................................   $   12(5)      $   12(5)      $   12(5)       $ 125           N/A
Annual fund operating expenses (deducted from fund
 assets) (as a % of average net assets)
Management fee ........................................     0.48%          0.48%          0.48%          0.48%         0.40%
Distribution and service (12b-1) fee ..................     None           None           None           None          None
Other expenses ........................................     0.50%          0.69%          0.53%          0.19%         0.41%
Total fund operating expenses .........................     0.98%          1.17%          1.01%          0.67%         0.81%
Expense reimbursement/reduction .......................     0.20%(2)       0.39%(2)       0.23%(2)        N/A          0.10%(3)
Net fund operating expenses ...........................     0.78%          0.78%          0.78%          0.67%         0.71%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Cash Reserves Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Cash Reserves Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Money Market Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.30% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Cash Reserves Fund to 0.71% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) A contingent deferred sales charge may apply if you redeem Class B shares of your Safeco Fund that were purchased by exchange from another fund.

(7) A 1.00% contingent deferred sales charge may apply if, within the first twelve months of the initial purchase, you redeem Class C shares that were purchased by exchange from another fund

(8) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Money Market Fund and two years for Pioneer Cash Reserves Fund and (f) and the Investor Class shares of Pioneer Cash Reserves Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.


  Example
        Safeco Money Market Fund
Class A shares
  Year 1 ......................    $   80
  Year 3 ......................    $  249
  Year 5 ......................    $  433
  Year 10 .....................    $1,099
Class B shares
  Year 1 ......................    $   80
  Year 3 ......................    $  249
  Year 5 ......................    $  433
  Year 10 .....................    $1,122
Class C shares
  Year 1 ......................    $   80
  Year 3 ......................    $  249
  Year 5 ......................    $  433
  Year 10 .....................    $1,119
Investor Class shares
  Year 1 ......................    $   68
  Year 3 ......................    $  214
  Year 5 ......................    $  373
  Year 10 .....................    $  835
   Pro Forma Pioneer Cash Reserves Fund
Investor Class shares
  Year 1 ......................    $   73
  Year 3 ......................    $  257
  Year 5 ......................    $  488
  Year 10 .....................    $1,151


Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Money Market Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer Cash Reserves Fund is comparable to the historical investment performance of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Cash Reserves Fund had an average annual return of 0.12%, 2.50%, and 3.60%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 0.42% and 0.51% (one year), 2.82% and 2.86% (five years), and 3.82% and 3.85% (ten years) respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.


     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholders account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.


     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Cash Reserves Fund to 0.71% of average daily net assets. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.


     Fifth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Sixth, the Investor Class shares of Pioneer Cash Reserves Fund received in the Reorganization will provide Safeco Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Cash Reserves Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Cash Reserves Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Cash Reserves Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of June 30, 2004, and the pro forma combined Fund as of June 30, 2004.



                                                                                   Pro Forma
                                              Safeco Money      Pioneer Cash     Pioneer Cash
                                              Market Fund      Reserves Fund     Reserves Fund
                                             June 30, 2004     June 30, 2004     June 30, 2004
                                            ---------------   ---------------   --------------
Total Net Assets (in thousands) .........       286,380             509,605           795,985
 Class A shares .........................         5,488             301,140           301,140
 Class B shares .........................         1,194              89,406            89,406
 Class C shares .........................           124             118,820           118,820
 Investor Class shares ..................       279,574                 N/A           286,380
 Class R shares .........................           N/A                 239               239
Net Asset Value Per Share
 Class A shares .........................         $1.00               $1.00             $1.00
 Class B shares .........................         $1.00               $1.00             $1.00
 Class C shares .........................         $1.00               $1.00             $1.00
 Investor Class shares ..................         $1.00                 N/A             $1.00
 Class R shares .........................           N/A               $1.00             $1.00
Shares Outstanding
 Class A shares .........................       588,000         301,284,833       301,284,833
 Class B shares .........................     1,194,000          89,371,274        89,371,274
 Class C shares .........................       124,000         118,809,103       118,809,103
 Investor Class shares ..................   279,574,000                 N/A       286,380,000
 Class R shares .........................           N/A             239,463           239,463



     It is impossible to predict how many shares of Pioneer Cash Reserves Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Cash Reserves Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Cash Reserves Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Cash Reserves Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Municipal Bond Fund and
                          Pioneer Municipal Bond Fund
                                 PROPOSAL 1(g)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


  Comparison of Safeco Municipal Bond Fund to the Pioneer Municipal Bond Fund


-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Municipal Bond Fund                      Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Tax-Exempt Bond Trust, a    A newly organized diversified open-end
                           diversified open-end management investment     management investment company registered
                           company organized as a Delaware statutory      under the Investment Company Act and
                           trust.                                         organized as a Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $550 million                                   None. Pioneer Municipal Bond Fund is newly
 June 30, 2004                                                            organized and does not expect to commence
                                                                          investment operations until the Reorganization
                                                                          occurs.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Portfolio Managers:                            Portfolio Managers:
                           Stephen C. Bauer (since 1981 and until         Day-to-day management of Pioneer Municipal
                           August 2, 2004)                                Bond Fund's portfolio is the responsibility of a
                           President and Director, SAM                    team of fixed income portfolio managers led
                                                                          by Kenneth J. Taubes.
                           Mary Metastasio (since 2003 and until
                           July 31, 2004)                                 Mr. Taubes joined Pioneer as a senior vice
                                                                          president in September 1998 and has been an
                           Currently Pioneer is acting as investment      investment professional since 1982.
                           adviser to Safeco Municipal Bond Fund. The
                           Portfolio Manager of the Pioneer Municipal
                           Bond Fund, as indicated in the next column,
                           currently manages your Safeco Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
-----------------------------------------------------------------------------------------------------------------------------------

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                                    Safeco Municipal Bond Fund                        Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments   During normal market conditions, Safeco             Normally, Pioneer Municipal Bond Fund
                       Municipal Bond Fund will not invest less than       invests at least 80% of its net assets in
                       80% of its net assets in obligations the interest   investment grade municipal bonds with a
                       on which is exempt from federal income tax.         maturity of more than one year, that
                                                                           provide income that is exempt from federal
                       To achieve its investment objective, Safeco         income tax.
                       Municipal Bond Fund invests primarily in
                       municipal bonds rated investment grade or           Pioneer Municipal Bond Fund's investments
                       better with average maturities of 15 years          include bonds, notes and other debt
                       or longer.                                          instruments issued by or on behalf of
                                                                           states, counties, municipalities, territories
                       Under normal circumstances, Safeco Municipal        and possessions of the United States and
                       Bond Fund invests:                                  the District of Columbia and their
                                                                           authorities, political subdivisions, agencies
                       o at least 80% of its assets in investment-         or instrumentalities.
                         grade municipal bonds with a maturity of
                         more than one year and the interest on            Pioneer Municipal Bond Fund's investments
                         which is exempt from federal income tax;          may have fixed or variable principal
                         and                                               payments and all types of interest rate
                                                                           payment and reset terms, including fixed
                       o up to 20% of its assets in unrated municipal      and floating rates, inverse floating rate, zero
                         bonds, as long as the adviser determines          coupon, contingent, deferred and payment
                         they are of comparable quality to                 in kind and auction rate features.
                         investment-grade securities.
                                                                           Pioneer Municipal Bond Fund may invest in
                                                                           municipal securities of any maturity,
                                                                           although under normal circumstances it is
                                                                           anticipated that the Fund will generally
                                                                           invest in longer-term investments. Municipal
                                                                           securities with longer maturities are
                                                                           generally more volatile than other fixed
                                                                           income securities with shorter maturities.
-----------------------------------------------------------------------------------------------------------------------------------
                       Each Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Municipal Bond Fund                         Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   When evaluating a bond to buy, SAM                   Pioneer considers both broad economic
                         historically considered among other things:          factors and issuer specific factors in selecting
                                                                              a portfolio designed to achieve Pioneer
                         o Yield                                              Municipal Bond Fund's investment objective.
                         o Maturity                                           In assessing the appropriate maturity and
                         o Structural features such as an issuer's right      rating weighting of the Fund's portfolio,
                           to buy the bond back at a stated price (a          Pioneer considers a variety of factors that are
                           "call") or the Fund's right to require the         expected to influence economic activity and
                           issuer to buy the bond back at a stated price      interest rates. These factors include
                           (a "put")                                          fundamental economic indicators, such as the
                         o Credit quality (including the underlying rating    rates of economic growth and inflation,
                           of insured bonds)                                  Federal Reserve monetary policy and the
                         o The project the issuer is financing                relative value of the U.S. dollar compared to
                         o The original offering price                        other currencies.
                         o Any state or local tax exemption
                         o The amount of discount off or premium on           Once Pioneer determines the preferable
                           the stated principal amount of the bond            portfolio characteristics, Pioneer selects
                           represented by the price offered                   individual securities based upon the terms of
                                                                              the securities (such as yields compared to
                         SAM may have used the rating services                U.S. Treasuries or comparable issues),
                         provided by Moody's, S&P, or Fitch. Bond             liquidity and rating and issuer diversification.
                         ratings indicate an issuer's financial strength
                         and ability to meet its debt obligations.            Pioneer also employs due diligence and
                                                                              fundamental research, an evaluation of the
                         Safeco Municipal Bond Fund may sell bonds            issuer based on its financial statements and
                         when:                                                operations, to assess an issuer's credit
                                                                              quality, taking into account financial condition,
                         o They become fully valued                           future capital needs and potential for change
                         o More attractively valued bonds become              in rating.
                           available
                         o Cash is needed to meet shareholder                 In making these portfolio decisions, Pioneer
                           redemptions                                        relies on the knowledge, experience and
                                                                              judgment of its staff who have access to a
                         Because it often takes years for attractive          wide variety of research.
                         relative valuations to be recognized by the
                         municipal securities market, turnover of the
                         Fund's portfolio can be low.
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                                  Safeco Municipal Bond Fund                         Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments   Safeco Municipal Bond Fund will limit its           At times, more than 25% of Pioneer Municipal
                     investment in municipal obligations the interest    Bond Fund's assets may be invested in the
                     on which is payable from the revenues of            same market segment, such as financials. To
                     similar types of projects less than 25% of each     the extent the Fund emphasizes investments in
                     Funds' total assets. As a matter of operating       a market segment, the Fund will be subject to
                     policy, "similar types of projects" may include     a greater degree to the risks particular to the
                     sports, convention or trade show facilities;        industries in that segment, and may
                     airports or mass transportation; sewage or          experience greater market fluctuation, than a
                     solid waste disposal facilities; or air and water   fund without the same focus. For example,
                     pollution control projects.                         industries in the financial segment, such as
                                                                         banks, insurance companies, broker-dealers
                     Safeco Municipal Bond Fund may invest in any        and REITs, may be sensitive to changes
                     of the following short-term, tax-exempt             in interest rates and general economic
                     obligations: municipal notes of issuers rated, at   activity and are subject to extensive
                     the time of the purchase, within one of the         government regulation.
                     three highest grades assigned by a nationally
                     recognized statistical rating organization          Pioneer Municipal Bond Fund may invest up
                     ("NRSRO"); unrated municipal notes offered by       to 10% of its net assets in debt securities
                     issuers having outstanding municipal bonds          rated below investment grade or, if unrated, of
                     rated within one of the three highest grades        equivalent quality as determined by Pioneer.
                     assigned by an NRSRO; notes issued by or on         Debt securities rated below investment grade
                     behalf of municipal issuers that are guaranteed     are commonly referred to as "junk bonds" and
                     by the U.S. government; tax-exempt                  are considered speculative. Below investment
                     commercial paper assigned one of the two            grade debt securities involve greater risk of
                     highest grades by an NRSRO; certificates of         loss, are subject to greater price volatility and
                     deposit issued by banks with assets of              are less liquid, especially during periods of
                     $1,000,000,000 or more; and municipal               economic uncertainty or change, than higher
                     obligations that have a maturity of one year or     quality debt securities.
                     less from the date of purchase.
                                                                         Pioneer Municipal Bond Fund may invest up
                                                                         to 10% of its net assets in inverse floating
                                                                         rate obligations (a type of derivative
                                                                         instrument). Inverse floating rate obligations
                                                                         represent interests in tax-exempt bonds. The
                                                                         interest rate on inverse floating rate
                                                                         obligations will generally decrease as short-
                                                                         term interest rates increase, and increase as
                                                                         short-term rates decrease. Due to their
                                                                         leveraged structure, the sensitivity of the
                                                                         market value of an inverse floating rate
                                                                         obligation to changes in interest rates is
                                                                         generally greater than a comparable long-term
                                                                         bond issued by the same municipality and
                                                                         with similar credit quality, redemption and
                                                                         maturity provisions. Inverse floating rate
                                                                         obligations may be volatile and involve
                                                                         leverage risk.
-----------------------------------------------------------------------------------------------------------------------------------

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                                       Safeco Municipal Bond Fund                        Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Fund may invest in obligations of the U.S. government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

                           Each Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of each Fund's total assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Municipal Bond Fund may hold cash or        Pioneer Municipal Bond Fund may invest all or
 strategies                as a temporary defensive measure when              part of its assets in securities with remaining
                           market conditions so warrant.                      maturities of less than one year, cash
                                                                              equivalents or may hold cash.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Municipal Bond Fund will not invest
 securities                action the value of the following securities, in   more than 10% of its net assets in illiquid
                           the aggregate, would exceed 10% of Safeco          and other securities that are not readily
                           Municipal Bond Fund's net assets, the Fund         marketable. Repurchase agreements maturing
                           will not (i) purchase securities for which there   in more than seven days will be included for
                           is no readily available market, (ii) purchase      purposes of the foregoing limit. Securities
                           time deposits maturing in more than seven          subject to restrictions on resale under the
                           days, (iii) purchase over-the-counter (OTC)        1933 Act, are considered illiquid unless they
                           options or hold assets set aside to cover OTC      are eligible for resale pursuant to Rule 144A
                           options written by the Fund, (iv) enter into       or another exemption from the registration
                           repurchase agreements maturing in more than        requirements of the 1933 Act and are
                           seven days, or (v) invest in interests in real     determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
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-----------------------------------------------------------------------------------------------------------------------------------
                         Safeco Municipal Bond Fund                        Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing   Safeco Municipal Bond Fund may borrow             Pioneer Municipal Bond Fund may not borrow
             money (i) from banks or (ii) by engaging in       money, except on a temporary basis and to
             reverse repurchase agreements.                    the extent permitted by applicable law, as
                                                               amended and interpreted or modified from
                                                               time to time by any regulatory authority
                                                               having jurisdiction.

                                                               Under current regulatory requirements,
                                                               Pioneer Municipal Bond Fund may: (a) borrow
                                                               from banks or through reverse repurchase
                                                               agreements in an amount up to 33 1/3% of the
                                                               fund's total assets (including the amount
                                                               borrowed); (b) borrow up to an additional 5%
                                                               of the fund's assets for temporary purposes;
                                                               (c) obtain such short-term credits as are
                                                               necessary for the clearance of portfolio
                                                               transactions; (d) purchase securities on
                                                               margin to the extent permitted by applicable
                                                               law; and (e) engage in transactions in
                                                               mortgage dollar rolls that are accounted for
                                                               as financings.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending     Safeco Municipal Bond Fund may lend               Pioneer Municipal Bond Fund may not make
             securities to qualified institutional investors   loans, except that the Fund may (i) lend
             with a value of up to 33% of the Fund's total     portfolio securities in accordance with the
             assets.                                           Fund's investment policies, (ii) enter into
                                                               repurchase agreements, (iii) purchase all or a
                                                               portion of an issue of publicly distributed debt
                                                               securities, bank loan participation interests,
                                                               bank certificates of deposit, bankers'
                                                               acceptances, debentures or other securities,
                                                               whether or not the purchase is made upon the
                                                               original issuance of the securities, (iv)
                                                               participate in a credit facility whereby the Fund
                                                               may directly lend to and borrow money from
                                                               other affiliated funds to the extent permitted
                                                               under the Investment Company Act or an
                                                               exemption therefrom, and (v) make loans in
                                                               any other manner consistent with applicable
                                                               law, as amended and interpreted or modified
                                                               from time to time by any regulatory authority
                                                               having jurisdiction.
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                                             Safeco Municipal Bond Fund                  Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Municipal Bond Fund may not purchase       Pioneer Municipal Bond Fund may use futures
                                 securities on margin. However, the Fund may       and options on securities, indices and
                                 (i) obtain short-term credits as necessary to     currencies, forward currency exchange
                                 clear its purchases and sales of securities, and  contracts and other derivatives. The Fund
                                 (ii) make margin deposits in connection with      does not use derivatives as a primary
                                 its use of financial options and futures,         investment technique and generally limits their
                                 forward and spot currency contracts, swap         use to hedging. However, the Fund may use
                                 transactions and other financial contracts or     derivatives for a variety of non-principal
                                 derivative instruments.                           purposes, including:

                                                                                   o As a hedge against adverse changes in
                                                                                     stock market prices, interest rates or
                                                                                     currency exchange rates
                                                                                   o As a substitute for purchasing or selling
                                                                                     securities
                                                                                   o To increase the Fund's return as a non-
                                                                                     hedging strategy that may be considered
                                                                                     speculative
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
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                                          Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer
                                 of Safeco Municipal Bond Fund are subject to      Municipal Bond Fund you receive in the
                                 a 4.50% front-end sales charge.                   Reorganization will not be subject to any sales
                                                                                   charge. Moreover, if you own shares in your
                                 A contingent deferred sales charge of up to       own name as of the closing of the
                                 5.00% if you redeem Class B shares within six     Reorganization (i.e., not in the name of a
                                 years of purchase.                                broker or other intermediary) and maintain
                                                                                   your account, you may purchase Class A
                                 A contingent deferred sales charge of up to       shares of Pioneer Municipal Bond Fund and
                                 1.00% if you redeem Class C shares within         Class A shares of any fund in the Pioneer
                                 one year of purchase.                             family of funds through such account in the
                                                                                   future without paying any sales charge.
                                 Purchases of Investor Class shares of the Fund
                                 are not subject to a sales load.                  Except as described above, Class A shares of
                                                                                   Pioneer Municipal Bond Fund are subject to a
                                 The Fund assesses a mandatory redemption          front-end sales charge of up to 4.50%.
                                 fee of 2%, as a percentage of the amount
                                 redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Municipal Bond Fund pays an advisory         Pioneer Municipal Bond Fund pays Pioneer a
                             fee on a monthly basis at an annual rate as         management monthly fee at an annual rate
                             follows:                                            equal to the Fund's average daily net assets as
                                                                                 follows:
                             $0-$250,000,000:                   0.50 of 1%
                             $250,000,001-$750,000,000:         0.45 of 1%       $0-$250,000,000:                         0.50%
                             Over $750,000,000:                 0.40 of 1%       $ 250,000,001-$750,000,000:              0.45%
                                                                                 Over $750,000,000:                       0.40%
                             SAM serves as administrator and fund
                             accounting agent for the Fund. The Fund pays        In addition, the Fund reimburses Pioneer for
                             SAM an administrative services fee of 0.05%         certain fund accounting and legal expenses
                             of the Fund's average daily net assets up to the    incurred on behalf of the Fund and pays a
                             first $200,000,000 and 0.01% of its net assets      separate shareholder servicing/transfer agency
                             thereafter, and an accounting fee of 0.04% of       fee to PIMSS, an affiliate of Pioneer.
                             the Fund's average daily net assets up to the
                             first $200,000,000 and 0.01% of its net assets      Pioneer has agreed until the second
                             thereafter.                                         anniversary of the closing of the
                                                                                 Reorganization to limit the expenses
                             During its most recent fiscal year, Safeco          (excluding extraordinary expenses) of the
                             Municipal Bond Fund paid aggregate advisory         Investor Class to 0.62% of the average daily
                             and administration fees at an average rate of       net assets attributable to the Investor Class.
                             0.51% of average daily net assets.
                                                                                 The Investor Class shares to be issued in the
                             SAM had contractually agreed until April 30,        Reorganization will convert to Class A shares
                             2009, to pay certain fund operating expenses        after two years. Class A shares will have
                             (but not all of the operating expenses of the       higher expenses per share than Investor Class
                             Fund) that exceeded the rate of 0.40% per           shares due to the Rule 12b-1 Plan.
                             annum of the Fund's average daily net assets.
                             This arrangement included all fund operating
                             expenses except management fees, Rule 12b-1
                             fees, brokerage commissions, interest, and
                             extraordinary expenses.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             A shares were 0.87%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             B shares were 1.66%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             C shares, after giving effect to the expense limitation were 1.87%, and without given effect to the expense limitation, were 43.13%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares were 0.61%.
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Municipal Bond Fund                       Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares        You may buy shares of Safeco Municipal Bond        You may buy shares from any investment firm
                      Fund directly through Safeco Securities or         that has a sales agreement with PFD, Pioneer
                      through brokers, registered investment             Municipal Bond Fund's distributor. Existing
                      advisers, banks and other financial institutions   shareholders of Safeco Municipal Bond Fund
                      that have entered into selling agreements with     who own shares in their own name as of the
                      the Fund's principal underwriter, as described     closing date of the Reorganization and who
                      in the Fund's prospectus.                          maintain their accounts may buy shares of
                                                                         any fund in the Pioneer family of funds
                      Certain account transactions may be done by        through such accounts in the future without
                      telephone.                                         paying sales charges.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         Municipal Bond Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer
                      acquire through dividend reinvestment or other     Municipal Bond Fund without incurring any fee
                      fund distributions.                                on the exchange with the more than 62 other
                                                                         Pioneer Funds. Your exchange would be for
                      Certain account transactions may be done by        Class A shares, which is subject to Rule
                      telephone.
                                                                         12b-1 fees. An exchange generally is treated
                                                                         as a sale and a new purchase of shares for
                                                                         federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Municipal
                                                                         Bond Fund for shares of other Pioneer Funds
                                                                         by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
                      -------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send your
                      Municipal Bond Fund directly in writing or by      request to sell shares to PIMSS. You can
                      contacting a financial intermediary as described   also sell your shares by contacting the Fund
                      in the Fund's prospectus.                          directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Municipal Bond
                                                                         Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment or the Fund could fail to generate high current income if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

     o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations

     Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for Safeco Municipal Bond Fund. The bar chart shows how Safeco Municipal Bond Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for Safeco Municipal Bond Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results. The bar chart gives an indication of the risks of investing in the Safeco Municipal Bond Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Pioneer Municipal Bond Fund has not commenced investment operations.


                 Safeco Municipal Bond Fund -- Investor Class

                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


'94    -8.25%
'95    21.48
'96     3.18
'97    10.68
'98     6.35
'99    -6.18
'00    14.17
'01     5.30
'02    10.33
'03     5.96



* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 8.82% for the quarter ended March 31, 1995, and the lowest quarterly return was -6.77% for the quarter ended March 31, 1994.

                          Safeco Municipal Bond Fund
             Average Annual Total Returns as of December 31, 2003


----------------------------------------------------------------------------------------------
                                                            1 Year      5 Years     10 Years
----------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund, Class A shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                          0.91%       4.38%       5.20%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                       0.65%       4.24%       5.07%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                      2.24%       4.34%       5.09%
----------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund, Class B shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                         -0.07%       4.21%       5.23%
----------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund, Class C shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                          3.89%       4.54%       5.13%
----------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund, Investor Class shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                          5.96%       5.69%       5.97%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                       5.68%       5.55%       5.83%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                      5.70%       5.53%       5.81%
----------------------------------------------------------------------------------------------
 Lehman Brothers Long Municipal Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)         6.13%       5.95%       6.40%
----------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3 issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only and does not mirror the Fund's investments.

     The most recent portfolio manager's discussion of Safeco Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Municipal Bond Fund, the expenses of Pioneer Municipal Bond Fund for the period ended December 31, 2003. Future estimated expenses for all share classes may be greater or less.



                                                                                                                     Pro Forma
                                                               Safeco      Safeco      Safeco         Safeco           Pioneer
                                                             Municipal   Municipal   Municipal       Municipal        Municipal
                                                             Bond Fund   Bond Fund   Bond Fund       Bond Fund        Bond Fund
Shareholder transaction fees                                  Class A     Class B     Class C     Investor Class   Investor Class(9)
(paid directly from your investment)                        ----------   ---------   ---------    --------------   -----------------
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .............................    4.50%(6)     None        None            None            None(1)
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell
 shares, whichever is less ................................    None         5.00%(7)    1.00%(8)        None             None
Redemption fees for shares held less than 30 days .........    2.00%        None        None            2.00%             N/A
Wire redemption fee .......................................     $20(4)       $20(4)      $20(4)          $20(4)           $10
Annual low balance fee ....................................     $12(5)       $12(5)      $12(5)          $12(5)           N/A
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee ............................................    0.47%        0.47%       0.47%           0.47%            0.50%
Distribution and service (12b-1) fee ......................    0.25%        1.00%       1.00%           None             None
Other expenses ............................................    0.15%        0.19%      41.66%           0.14%            0.19%
Total fund operating expenses .............................    0.87%        1.66%      43.13%           0.61%            0.69%
Expense reimbursement/reduction ...........................    None(2)      None(2)    41.26%(2)        None(2)          0.07%(3)
Net fund operating expenses ...............................    0.87%        1.66%       1.87%           0.61%            0.62%



----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Municipal Bond Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Municipal Bond Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Municipal Bond Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Municipal Bond Fund to 0.62% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Municipal Bond Fund and two years for Pioneer Municipal Bond Fund and
(f) and the Investor Class shares of Pioneer Municipal Bond Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
                           Safeco Municipal Bond Fund
  Class A shares
  Year 1 ......................                   $535
  Year 3 ......................                   $715
  Year 5 ......................                   $911
  Year 10 .....................                 $1,474

  Class B shares                  With redemption      Without redemption
  Year 1 ......................       $  669               $  169
  Year 3 ......................       $  823               $  523
  Year 5 ......................       $1,102               $  902
  Year 10 .....................       $1,561               $1,561

  Class C shares                  With redemption      Without redemption
  Year 1 ......................       $  290               $  190
  Year 3 ......................       $  588               $  588
  Year 5 ......................       $1,011               $1,011
  Year 10 .....................       $2,190               $2,190

  Investor Class shares
  Year 1 ......................                    $62
  Year 3 ......................                   $226
  Year 5 ......................                    $32
  Year 10 .....................                 $1,025

                      Pro Forma Pioneer Municipal Bond Fund
  Investor Class shares
  Year 1 ......................                    $63
  Year 3 ......................                   $255
  Year 5 ......................                   $521
  Year 10 .....................                 $1,281


Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Municipal Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the significant experience and resources of Pioneer in managing portfolios of tax exempt securities. At September 30, 2004, Pioneer Managed Portfolio of tax exempt securities with total assets of approximately $ 1.5 billion.


     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Municipal Bond Fund to 0.62% of average daily net assets. This expense ratio is lower than both the gross expenses and expenses net of expense reimbursement of the Class A shares. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fifth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Sixth, the Investor Class shares of Pioneer Municipal Bond Fund received in the Reorganization will provide Safeco Municipal Bond Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Municipal Bond Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Municipal Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Municipal Bond Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma combined Fund as of September 30, 2004.



                                                 Safeco                                  Pro Forma
                                                Municipal        Pioneer Municipal   Pioneer Municipal
                                                Bond Fund            Bond Fund           Bond Fund
                                           September 30, 2004   September 30, 2004   September 30, 2004
                                          -------------------   ------------------   ------------------
Total Net Assets (in thousands) .........        $538,962               N/A              $538,962
 Class A shares .........................        $  8,028               N/A                  N/A
 Class B shares .........................        $  2,639               N/A                  N/A
 Class C shares .........................        $    160               N/A                  N/A
 Investor Class shares ..................        $528,134               N/A              $538,962
Net Asset Value Per Share
 Class A shares .........................        $  14.40               N/A                  N/A
 Class B shares .........................        $  14.36               N/A                  N/A
 Class C shares .........................        $  14.36               N/A                  N/A
 Investor Class shares ..................        $  14.38               N/A              $  14.38
Shares Outstanding
 Class A shares .........................         557,381               N/A                  N/A
 Class B shares .........................         183,755               N/A                  N/A
 Class C shares .........................          11,125               N/A                  N/A
 Investor Class shares ..................      36,719,082               N/A            37,479,972



     It is impossible to predict how many shares of Pioneer Municipal Bond Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Municipal Bond Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Municipal Bond Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Municipal Bond Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                     Safeco Tax-Free Money Market Fund and
                      Pioneer Tax Free Money Market Fund

                                 PROPOSAL 1(h)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco Tax-Free Money Market Fund to the Pioneer Tax Free Money
                                  Market Fund



------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Tax-Free Money Market Fund                 Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Money Market Trust, a           A newly organized diversified open-end
                           diversified open-end management investment         management investment company registered
                           company organized as a Delaware statutory          under the Investment Company Act and
                           trust.                                             organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $61 million                                        None. The Pioneer Tax Free Money Market
 June 30, 2004                                                                Fund is newly organized and does not expect
                                                                              to commence investment operations until the
                                                                              Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser:
 portfolio managers        SAM                                                Pioneer

                           Portfolio Managers:                                Portfolio Manager:
                           Mary Metastasio (since 1987 and until              Day-to-day management of the Fund's
                           August 2, 2004)                                    portfolio is the responsibility of a team of
                                                                              fixed income portfolio managers led by
                           Stephen C. Bauer, CFA (since 2003 and until        Kenneth J. Taubes.
                           August 2, 2004)
                                                                              Mr. Taubes joined Pioneer as a senior vice
                           Currently Pioneer is acting as investment          president in 1998 and has been an investment
                           adviser to Safeco Tax-Free Money Market Fund.      professional since 1982.
                           The Portfolio Managers of the Pioneer Tax Free
                           Money Market Fund, as indicated in the next
                           column, currently manages your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
                           Safeco Tax-Free Money Market Fund provides         Pioneer Tax Free Money Market Fund's
                           written notice to shareholders at least 60 days    investment policy of investing at least 80% of
                           prior to any change to its investment objective    its net assets in high quality, money market
                           as described above.                                securities that pay interest that is exempt from
                                                                              federal income tax is fundamental and may
                                                                              not be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Tax-Free Money Market Fund                  Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     To achieve its investment objective, Safeco        Pioneer Tax Free Money Market Fund seeks
                         Tax-Free Money Market Fund will purchase           to maintain a constant net asset value of
                         only high-quality securities having minimal        $1.00 per share by investing, under normal
                         credit risk with remaining maturities of 397       circumstances, at least 80% of its net assets
                         days or less.                                      in high-quality, money market securities that
                                                                            pay interest that is exempt from federal
                                                                            income tax. These investments include bonds,
                                                                            notes and other debt instruments issued by or
                                                                            on behalf of states, counties, municipalities,
                                                                            territories and possessions of the United
                                                                            States and the District of Columbia and their
                                                                            authorities, political subdivisions, agencies or
                                                                            instrumentalities.

                                                                            Pioneer Tax Free Money Market Fund invests
                                                                            exclusively in securities with a maximum
                                                                            remaining maturity of 397 days and maintains
                                                                            a dollar-weighted average portfolio maturity of
                                                                            90 days or less. The Fund's investments may
                                                                            have fixed, floating or variable interest rates.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   Safeco Tax-Free Money Market Fund may              Pioneer Tax Free Money Market Fund may
                         purchase only high-quality securities that the     invest in any money market instrument that is
                         investment adviser believes present minimal        a permissible investment for a money market
                         credit risks. To be considered high quality, a     fund under the rules of the SEC. The Fund
                         security must be rated, or the issuer must         invests in money market securities rated in
                         have received a rating for a comparable short-     one of the two highest rating categories for
                         term security, in accordance with applicable       short-term debt by a NRSRO or, if unrated,
                         rules, in one of the two highest categories for    determined to be of equivalent credit quality
                         short-term securities by at least two nationally   by Pioneer.
                         recognized statistical rating organizations
                         ("NRSRO") (or by one, if one rating service        In selecting Pioneer Tax Free Money Market
                         has rated the security); or, if unrated, the       Fund's portfolio, Pioneer complies with the
                         security must be judged by the investment          rating, maturity and diversification
                         adviser to be of equivalent quality.               requirements applicable to money market
                                                                            funds. Within those limits, Pioneer's
                         Safeco Tax-Free Money Market Fund may              assessment of broad economic factors that
                         invest in:                                         are expected to affect economic activity and
                                                                            interest rates influence its securities selection.
                         o Variable and floating rate instruments that      Pioneer also employs due diligence and
                           change interest rates periodically to keep       fundamental research, an evaluation of the
                           their market value near par. Municipal notes     issuer based on its financial statements and
                           that have a maturity of one year or less from    operations, to assess an issuer's credit quality.
                           the date of purchase
                         o Put bonds, which allow the holder to redeem
                           the issue on specified dates before maturity
                           and receive full face value
                         o Tax-exempt commercial paper
                         o Restricted securities that are exempt from
                           registration requirements and eligible for
                           resale to qualified institutional investors,
                           such as mutual funds under Rule 144A of
                           Section 4(2)
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                                Safeco Tax-Free Money Market Fund                Pioneer Tax Free Money Market Fund
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 Other investments     Safeco Tax-Free Money Market Fund will limit       Pioneer Tax Free Money Market Fund may
                       its investment in municipal obligations the        invest up to 20% of its net assets in U.S.
                       interest on which is payable from the revenues     dollar denominated securities issued by
                       of similar types of projects to less than 25% of   non-U.S. entities, such as non-U.S. banks and
                       the Fund's total assets. As a matter of            corporate issuers.
                       operating policy, "similar types of projects"
                       may include sports, convention or trade show       Pioneer Tax Free Money Market Fund will not
                       facilities; airports or mass transportation;       invest in securities whose interest is subject
                       sewage or solid waste disposal facilities;         to the alternative minimum tax.
                       or airand water pollution control projects.

                       Safeco Tax-Free Money Market Fund may
                       invest in any of the following types of short-
                       term, tax-exempt obligations: municipal notes
                       of issuers rated, at the time of purchase, within
                       one of the three highest grades assigned by a
                       NRSRO; unrated municipal notes offered by
                       issuers having outstanding municipal bonds
                       rated within one of the three highest grades
                       assigned by an NRSRO; notes issued by or on
                       behalf of municipal issuers that are guaranteed
                       by the U.S. government; tax-exempt
                       commercial paper assigned one of the two
                       highest grades by an NRSRO; certificates of
                       deposit issued by banks with assets of
                       $1,000,000,000 or more; and municipal
                       obligations that have a maturity of one year or
                       less from the date of purchase.
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                       Each Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two NRSROs; (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3)
                       unrated, but determined by the adviser to be of comparable quality.

                       Each Fund may not invest more than 5% of its total assets in second tier securities. In addition, the each Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

                       Each Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.
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 Temporary defensive   Safeco Tax-Free Money Market Fund may hold         Pioneer Tax Free Money Market Fund may
 strategies            cash or invest in high-quality, short-term         invest all or part of its assets in securities
                       securities issued by an agency or                  with remaining maturities of less than one
                       instrumentality of the U.S. government, high-      year, cash equivalents or may hold cash.
                       quality commercial paper, certificates of
                       deposit, shares of no-load, open-end money
                       market funds, or repurchase agreements as a
                       temporary defensive measure when market
                       conditions so warrant.
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 Diversification       Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
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                                    Safeco Tax-Free Money Market Fund                  Pioneer Tax Free Money Market Fund
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 Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.
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 Restricted and illiquid   If immediately after and as a result of such       Pioneer Tax Free Money Market Fund will not
 securities                action the value of the following securities, in   invest more than 10% of its net assets in
                           the aggregate, would exceed 10% of Safeco          illiquid and other securities that are not readily
                           Tax-Free Money Market Fund's net assets, the       marketable. Repurchase agreements maturing
                           Fund will not (i) purchase securities for which    in more than seven days will be included for
                           there is no readily available market, (ii)         purposes of the foregoing limit. Securities
                           purchase time deposits maturing in more than       subject to restrictions on resale under the
                           seven days, (iii) purchase over-the-counter        1933 Act, are considered illiquid unless they
                           (OTC) options or hold assets set aside to cover    are eligible for resale pursuant to Rule 144A
                           OTC options written by the Fund, (iv) enter into   or another exemption from the registration
                           repurchase agreements maturing in more than        requirements of the 1933 Act and are
                           seven days, or (v) invest in interests in real     determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
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 Borrowing                 Safeco Tax-Free Money Market Fund may              Pioneer Tax Free Money Market Fund may not
                           borrow money (i) from banks or (ii) by             borrow money, except on a temporary basis
                           engaging in reverse repurchase agreements.         and to the extent permitted by applicable law,
                                                                              as amended and interpreted or modified from
                                                                              time to time by any regulatory authority
                                                                              having jurisdiction. Under current regulatory
                                                                              requirements, the Fund may: (a) borrow from
                                                                              banks or through reverse repurchase
                                                                              agreements in an amount up to 33 1/3% of the
                                                                              Fund's total assets (including the amount
                                                                              borrowed); (b) borrow up to an additional 5%
                                                                              of the Fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
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                                   Safeco Tax-Free Money Market Fund                 Pioneer Tax Free Money Market Fund
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 Lending                  Safeco Tax-Free Money Market Fund may lend         Pioneer Tax Free Money Market Fund may not
                          securities to qualified institutional investors    make loans, except that the Fund may (i) lend
                          with a value of up to 33% of the Fund's            portfolio securities in accordance with the
                          total assets.                                      Fund's investment policies, (ii) enter into
                                                                             repurchase agreements, (iii) purchase all or a
                                                                             portion of an issue of publicly distributed debt
                                                                             securities, bank loan participation interests,
                                                                             bank certificates of deposit, bankers'
                                                                             acceptances, debentures or other securities,
                                                                             whether or not the purchase is made upon the
                                                                             original issuance of the securities, (iv)
                                                                             participate in a credit facility whereby the Fund
                                                                             may directly lend to and borrow money from
                                                                             other affiliated funds to the extent permitted
                                                                             under the Investment Company Act or an
                                                                             exemption therefrom, and (v) make loans in
                                                                             any other manner consistent with applicable
                                                                             law, as amended and interpreted or modified
                                                                             from time to time by any regulatory authority
                                                                             having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco Tax-Free Money Market Fund may not          Pioneer Tax Free Money Market Fund may use
                          purchase securities on margin. However, the        futures and options on securities, indices and
                          Fund may (i) obtain short-term credits as          currencies, forward currency exchange
                          necessary to clear its purchases and sales of      contracts and other derivatives. The Fund
                          securities, and (ii) make margin deposits in       does not use derivatives as a primary
                          connection with its use of financial options and   investment technique and generally limits their
                          futures, forward and spot currency contracts,      use to hedging. However, the Fund may use
                          swap transactions and other financial contracts    derivatives for a variety of non-principal
                          or derivative instruments.                         purposes, including:
                                                                             o As a hedge against adverse changes in
                                                                               stock market prices, interest rates or
                                                                               currency exchange rates
                                                                             o As a substitute for purchasing or selling
                                                                               securities
                                                                             o To increase the Fund's return as a non-
                                                                               hedging strategy that may be considered
                                                                               speculative
------------------------------------------------------------------------------------------------------------------------------------

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                                        Safeco Tax-Free Money Market Fund               Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
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                                                             Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases of Investor Class shares of Safeco    The Investor Class shares of Pioneer Tax Free
                                 Tax-Free Money Market Fund are not subject to   Money Market Fund you receive in the
                                 a sales load.                                   Reorganization will not be subject to any sales
                                                                                 charge. Moreover, if you own shares in your
                                                                                 own name as of the closing of the
                                                                                 Reorganization (i.e., not in the name of a
                                                                                 broker or other intermediary) and maintain
                                                                                 your account, you may purchase Class A
                                                                                 shares of Pioneer Tax Free Money Market
                                                                                 Fund and Class A shares of any fund in the
                                                                                 Pioneer family of funds through such account
                                                                                 in the future without paying any sales charge.
                                                                                 In general, Class A shares of Pioneer Tax Free
                                                                                 Money Market Fund are not subject to a
                                                                                 front-end sales charge.
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                                      Safeco Tax-Free Money Market Fund                 Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Tax-Free Money Market Fund pays              Pioneer Tax Free Money Market Fund pays
                             advisory fee on a monthly basis at an annual        Pioneer a management fee equal to 0.40% of
                             rate as follows:                                    the Fund's average daily net assets.
                             $0-$250,000,000:                  0.50 of 1%
                             $250,000,001-$750,000,000:        0.45 of 1%        In addition, Pioneer Tax Free Money Market
                             $750,000,001-$1,250,000,000:      0.40 of 1%        Fund reimburses Pioneer for certain
                             Over $1,250,000,000:              0.35 of 1%        fund accounting and legal expenses incurred
                                                                                 on behalf of the Fund and pays a separate
                             SAM serves as administrator and fund                shareholder servicing/transfer agency fee to
                             accounting agent for Safeco Tax-Free Money          PIMSS, an affiliate of Pioneer.
                             Market Fund. The Fund pays SAM an
                             administrative services fee of 0.05% of the         Pioneer has agreed until the second
                             Fund's average daily net assets up to the first     anniversary of the closing of the
                             $200,000,000 and 0.01% of its net assets            Reorganization to limit the ordinary expenses
                             thereafter, and an accounting fee of 0.04% of       (excluding extraordinary expenses) of the
                             the Fund's average daily net assets up to the       Investor Class to 0.65% of the average daily
                             first $200,000,000 and 0.01% of its net assets      net assets attributable to the Investor Class.
                             thereafter.
                                                                                 The Investor Class shares to be issued in the
                             During its most recent fiscal year, Safeco          Reorganization will convert to Class A shares
                             Tax-Free Money Market Fund paid aggregate           after two years. Class A shares will have
                             advisory and administration fees at an average      higher expenses per share than Investor Class
                             rate of 0.59% of average daily net assets.          shares due to the Rule 12b-1 Plan. In
                                                                                 addition, although Pioneer has agreed to limit
                             SAM had contractually agreed until April 30,        the expenses attributable to Investor Class
                             2009, to pay certain Fund operating expenses        shares, Pioneer is not required to limit the
                             (but not all of the operating expenses of the       expenses attributable to Class A shares.
                             Fund) that exceeded the rate of 0.30% per
                             annum of the Fund's average daily net assets.
                             This arrangement included all fund operating
                             expenses except management fees, Rule 12b-1
                             fees, brokerage commissions, interest, and
                             extraordinary expenses.

                             Beginning in 2003, SAM began voluntarily reimbursing the fund for all expenses that exceeded 0.65% of average daily net assets.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares, after giving effect to the
                             voluntary reimbursement were 0.65%, and
                             without giving effect to the expense limitation,
                             were 0.74%.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
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                               Safeco Tax-Free Money Market Fund                Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares        You may buy shares of Safeco Tax-Free Money        You may buy shares from any investment firm
                      Market Fund directly through Safeco Securities,    that has a sales agreement with PFD. Existing
                      or through brokers, registered investment          shareholders of Safeco Tax-Free Money
                      advisers, banks and other financial institutions   Market Fund who own shares in their own
                      that have entered into selling agreements with     name as of the closing date of the
                      the Fund's principal underwriter, as described     Reorganization and who maintain their
                      in the Fund's prospectus.                          accounts may buy shares of any fund in
                                                                         the Pioneer family of funds through such
                      Certain account transactions may be done by        accounts in the future without paying
                      telephone                                          sales charges.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         Tax Free Money Market Fund by telephone
                                                                         or online.
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 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer Tax Free
                      acquire through dividend reinvestment or other     Money Market Fund without incurring any fee
                      fund distributions.                                on the exchange with the more than 62 other
                                                                         Pioneer Funds. Your exchange would be for
                      Certain account transactions may be done           Class A shares, which would be subject to a
                      by telephone.                                      Rule 12b-1 fee. An exchange generally is
                                                                         treated as a sale and a new purchase of
                                                                         shares for federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Tax Free
                                                                         Money Market Fund for shares of other
                                                                         Pioneer Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
                      --------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send your
                      Tax-Free Money Market Fund directly in writing     request to sell shares to PIMSS. You can also
                      or by contacting a financial intermediary as       sell your shares by contacting the Fund
                      described in the Fund's prospectus.                directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Tax Free
                                                                         Money Market Fund by telephone or online.
                                                                         After the closing of the Reorganization,
                                                                         Investor Class shares will not be entitled to
                                                                         check writing privileges and you may not write
                                                                         checks issued by your Safeco Fund.
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Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment or either Fund could fail to generate high current income if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded


     o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Past Performance

     Set forth below is performance information for Safeco Tax-Free Money Market Fund. The bar chart shows how Safeco Tax-Free Money Market Fund's total return has varied from year to year for each full calendar year. The table shows average annual total return for Safeco Tax-Free Money Market Fund over time for Investor Class shares. The bar chart gives an indication of the risks of investing in Safeco Tax-Free Money Market Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Tax Free Money Market Fund has not commenced investment operations.

              Safeco Tax-Free Money Market Fund -- Investor Class



                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     2.45%
'95     3.54
'96     3.07
'97     3.12
'98     3.07
'99     2.77
'00     3.52
'01     2.34
'02     0.97
'03     0.51

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 0.94% for the quarter ended June 30, 2000, and the lowest quarterly return was 0.10% for the quarter ended September 30, 2003.

                       Safeco Tax-Free Money Market Fund
             Average Annual Total Returns as of December 31, 2003



---------------------------------------------------------------------------------------------------
                                                                1 Year      5 Years     10 Years
---------------------------------------------------------------------------------------------------
 Safeco Tax-Free Money Market Fund, Investor Class shares        0.51%       2.02%       2.53%
---------------------------------------------------------------------------------------------------



     The most recent portfolio manager's discussion of the Safeco Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for its fiscal year ended December 31, 2003 and (ii) for the Pioneer Tax Free Money Market Fund, the estimated annual expenses of the Pioneer Tax Free Money Market Fund. The Pioneer Tax Free Money Market Fund's actual expenses may be greater or less.



                                                                                                                    Pro Forma
                                                                                                Safeco Tax-        Pioneer Tax
                                                                                                Free Money         Free Money
                                                                                                Market Fund        Market Fund
                                                                                              Investor Class     Investor Class(6)
Shareowner transaction fees (paid directly from your investment)                             ----------------   ------------------
Maximum sales charge (load) when you buy shares as a percentage of offering price ........          None              None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .........................................          None              None
Redemption fees for shares held less than 30 days ........................................          None              None
Wire redemption fee ......................................................................        $   20(4)           $ 10
Annual low balance fee ...................................................................        $   12(5)            N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................................          0.50%             0.40%
Distribution and service (12b-1) fee .....................................................          None              None
Other expenses ...........................................................................          0.24%             0.41%
Total fund operating expenses ............................................................          0.74%             0.81%
Expense reimbursement/reduction ..........................................................           N/A(2)           0.16%(3)
Net fund operating expenses ..............................................................          0.74%             0.65%



----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Tax Free Money Market Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Tax Free Money Market Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Tax-Free Money Market Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.30% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.65% per annum of the Fund's average daily net assets for the Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Tax Free Money Market Fund to 0.65% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Tax-Free Money Market Fund and two years for Pioneer Tax Free Money Market Fund and (f) and the Investor Class shares of Pioneer Tax Free Money Market Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



Example
       Safeco Tax-Free Money Market Fund
Investor Class shares
  Year 1 .............................    $   76
  Year 3 .............................    $  237
  Year 5 .............................    $  411
  Year 10 ............................    $  918
   Pro Forma Pioneer Tax Free Money Market Fund
Investor Class shares
  Year 1 .............................    $   66
  Year 3 .............................    $  262
  Year 5 .............................    $  530
  Year 10 ............................    $1,296


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Tax-Free Money Market Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer has experience in managing many other money market and tax free portfolios. At September 30, 2004, Pioneer managed portfolios investing in tax exempt securities with aggregate assets of $1.5 billion and money market portfolios with assets of $531 million.

     Fourth, Pioneer and its affiliates have greater potential for increasing the size of your Safeco Fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than currently available to your Safeco Fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to increase the portfolio management options available to the Fund.

     Fifth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Tax Free Money Market Fund to 0.65% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Seventh, the Investor Class shares of Pioneer Tax Free Money Market Fund received in the Reorganization will provide Safeco Tax-Free Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Tax Free Money Market Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Tax Free Money Market Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.

     This opportunity provides an economic benefit to Pioneer Tax Free Money Market Fund and its shareholders.


                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.



                                                          Pioneer Tax          Pro Forma
                                   Safeco Tax-Free        Free Money        Pioneer Tax Free
                                  Money Market Fund       Market Fund      Money Market Fund
                                 September 30, 2004   September 30, 2004   September 30, 2004
                                -------------------- -------------------- -------------------
Total Net Assets (in thousands)
Investor Class shares .........         $53,351                N/A                $53,351
Net Asset Value Per Share
Investor Class shares .........         $  1.00                N/A                $  1.00
Shares Outstanding
Investor Class shares .........      53,351,000                N/A             53,351,000



     It is impossible to predict how many shares of Pioneer Tax Free Money Market Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Tax Free Money Market Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Tax Free Money Market Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Tax Free Money Market Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations


     o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on December 10, 2004, unless your Safeco Fund and the corresponding Pioneer Fund agree in writing to a later date. Your Safeco Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net asset value on the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

     o Each corresponding Pioneer Fund will issue to the corresponding Safeco Fund Investor Class shares with an aggregate net asset value equal to the net assets attributable to the corresponding Safeco Fund's shares. These shares will immediately be distributed to your Safeco Fund's shareholders in proportion to the relative net asset value of their holdings of your Safeco Fund's shares on the Closing Date. As a result, each Safeco Fund's shareholders will end up as Investor Class shareholders of the corresponding Pioneer Fund.


     o After the distribution of shares, your Safeco Fund will be liquidated and dissolved.


     o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.


Agreement and Plan of Reorganization


     The shareholders of each Safeco Fund are being asked to approve an Agreement and Plan of Reorganization, substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing each Reorganization. The obligation of each Pioneer Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including your Safeco Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your Safeco Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan).

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your Safeco Fund, in accordance with the provisions of your Trust's trust instrument and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of each Reorganization. (See Section 8.5 of the Plan).

     Termination of Agreement. The Board of either a Safeco Trust or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your Safeco Fund have already approved it) at any time before the Reorganization Date, if that Board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                       TAX STATUS OF EACH REORGANIZATION

     Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.


     As a result, for federal income tax purposes:


     o No gain or loss will be recognized by your Safeco Fund upon (1) the transfer of all of its assets to the Pioneer Fund as described in this Proxy Statement /Prospectus or (2) the distribution by your Safeco Fund of Pioneer Fund shares to your Safeco Fund's shareholders;


     o No gain or loss will be recognized by the Pioneer Fund upon the receipt of your Safeco Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your Safeco Fund and the assumption of your Safeco Fund's liabilities by the corresponding Pioneer Fund;

     o The basis of the assets of your Safeco Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your Safeco Fund immediately before the transfer;

     o The tax holding period of the assets of your Safeco Fund in the hands of the corresponding Pioneer Fund will include your Safeco Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your Safeco Fund solely for the Pioneer Fund shares as part of the Reorganization;


     o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your Safeco Fund surrendered in exchange; and


     o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your Safeco Fund surrendered in the exchange, provided that you held the shares of your Safeco Fund as capital assets on the date of the exchange.


     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Safeco Fund and the Pioneer Fund (see the annexes to the Plan).


     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.


     You should consult your tax adviser for the particular tax consequences to you of the Reorganization, including the applicability of any state, local or foreign tax laws.

                              PROPOSALS 2(a)-(h)

        APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER


Background


     Having determined to recommend the Reorganizations, the Trustees appointed Pioneer as investment adviser to each Safeco Fund commencing August 2, 2004, until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds.

Interim Investment Advisory Agreement

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for the Funds. However, Rule 15a-4 under the Investment Company Act permits your Trustees to appoint an adviser on an interim basis without prior shareholder approval if the new adviser agrees to provide such services on the same terms as the previous adviser and approves the investment advisory agreement with that adviser. An adviser may manage on such an interim basis for a period 150 days. Because Pioneer will be making the payment to Symetra discussed under "Background to the Reorganizations," any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow by the Fund until shareholder approval of the agreement is obtained. If shareholders of a Safeco Fund do not approve the interim investment advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead will be paid a fee based upon Pioneer's cost in managing the Fund. During this period prior to the meeting, the Funds will be managed as separate Fund and will not be combined with a Pioneer Fund. During this period, you also will not be able to exchange your shares in a Fund for shares of a Pioneer Fund. If the appointment of Pioneer as interim investment adviser is not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Funds, unless an extension of the 150 day period is permitted by a rule or independent position of the staff of the SEC.

     Reasons for Approving the Interim Investment Advisory Agreement and Board's Recommendation

     The Trustees recommend that the shareholders of the Safeco Funds approve the interim investment advisory agreements. In determining to appoint Pioneer as investment adviser on an interim basis, the Trustees considered many of the same factors on which the recommendation to approve the Reorganizations are based. These factors include:

     o SAM, the investment adviser to the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     o The resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions, and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide.

     o The track record of Pioneer in managing other investment companies with similar strategies.

     o Pioneer's willingness to proceed with the Reorganization and to limit expenses of the Portfolios as discussed above.

     o Pioneer's investment process, style and philosophy with respect to equity and fixed income investing.

     o Pioneer's willingness to act as investment adviser to each of the Funds.


     o Pioneer's investment process, style and philosophy with respect to equity and fixed income investing.

     o The expertise and experience of Kenneth Taubes as portfolio manager of several of Pioneer's bond funds and the head of fixed income investments at Pioneer.

     o Pioneer's willingness to act as investment adviser to each of the Funds.



Safeco Advisory Agreement


     The following is a summary of the material terms of the Safeco Advisory Agreement. The Safeco Fund's Advisory Agreement with SAM terminated on August 2, 2004.

     Services. Under the terms of the Safeco Advisory Agreement, SAM managed the Funds' investments, subject to the supervision of the Board. At its expense, SAM provided office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

     Compensation. As compensation under the Safeco Advisory Agreement, each Safeco Fund paid SAM a monthly advisory fee at an annual rate as listed in the below table of the Fund's average daily net assets calculated each business day and paid monthly, as listed in the table below. In addition, SAM had contractually agreed to reimburse each Fund to the extent a Fund's total annual expenses during any of the Fund's fiscal years, exceed 0.40% (0.30% for Safeco Money Market Fund and Safeco Tax-Free Money Market Fund) of its average daily net asset value in such year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.



-----------------------------------------------------------------------------------------
                   Fund                                Net Assets              Annual Fee
-----------------------------------------------------------------------------------------
 SAFECO CALIFORNIA TAX-FREE INCOME FUND,     $0-$250,000,000                  0.50 of 1%
 SAFECO INTERMEDIATE-TERM                    $250,000,001-$750,000,000        0.45 of 1%
 MUNICIPAL BOND FUND,                        Over $750,000,000                0.40 of 1%
 SAFECOMUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------
 SAFECO HIGH-YIELD BOND FUND                 $0-$250,000,000                  0.65 of 1%
                                             $250,000,00-$750,000,000         0.55 of 1%
                                             Over $750,000,000                0.50 of 1%
-----------------------------------------------------------------------------------------
 SAFECO INTERMEDIATE-TERM BOND FUND          $0-$750,000,000                  0.50 of 1%
                                             $750,000,001-$1,250,000,000      0.45 of 1%
                                             Over $1,250,000,000              0.40 of 1%
-----------------------------------------------------------------------------------------
 SAFECO INTERMEDIATE-TERM                    $0-$250,000,000                  0.55 of 1%
 U.S. GOVERNMENT FUND                        $250,000,001-$750,000,000        0.50 of 1%
                                             $750,000,001-$1,250,000,000      0.45 of 1%
                                             Over $1,250,000,000              0.40 of 1%
-----------------------------------------------------------------------------------------
 SAFECO MONEY MARKET FUND,                   $0-$250,000,000                  0.50 of 1%
 SAFECO TAX-FREE MONEY MARKET FUND           $250,000,001-$750,000,000        0.45 of 1%
                                             $750,000,001-$1,250,000,000      0.40 of 1%
                                             Over $1,250,000,000              0.35 of 1%
-----------------------------------------------------------------------------------------



     In addition to the management fee, your Safeco Fund paid SAM, in its capacity as administrator and fund accounting agent an administrative services fee of 0.05% of your Safeco Fund's average daily net assets up to the first $200,000,000 and 0.01%, of its net assets thereafter, and an accounting fee of 0.04% of the Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

     The table below shows gross advisory fees paid by each Fund and any expense reimbursements by SAM during the fiscal year ended December 31, 2003:

                                                  (In Thousands)
  SAFECO CALIFORNIA TAX-FREE INCOME FUND
    Advisory Fee ................................     $  458
    Reimbursement ...............................     $  109
  SAFECO HIGH-YIELD BOND FUND
    Advisory Fee ................................     $  266
    Reimbursement ...............................     $  152
  SAFECO INTERMEDIATE-TERM BOND FUND
    Advisory Fee ................................     $   52
    Reimbursement ...............................     $   99
  SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND
    Advisory Fee ................................     $   84
    Reimbursement ...............................     $  103
  SAFECO INTERMEDIATE-TERM U.S. GOVERNMENT FUND
    Advisory Fee ................................     $  332
    Reimbursement ...............................     $  135
  SAFECO MONEY MARKET FUND
    Advisory Fee ................................     $1,960
    Reimbursement ...............................     $   32
  SAFECO MUNICIPAL BOND FUND
    Advisory Fee ................................     $2,720
    Reimbursement ...............................     $   10
  SAFECO TAX-FREE MONEY MARKET FUND
    Advisory Fee ................................     $  364
    Reimbursement ...............................     $   70


     Limitation of Liability. The Safeco Advisory Agreement provided that SAM shall not be subject to liability to the Funds or to any shareholder of the Funds for any loss suffered by a Fund or its shareholders from or as a consequence of any act or omission of SAM, or of any of the partners, employees or agents of SAM in connection with or pursuant to the Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of SAM in the performance of its duties or by reason of reckless disregard by SAM of its obligations and duties under the Agreement.

                        VOTING RIGHTS AND REQUIRED VOTE


     Each share of your Safeco Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Safeco Fund, the presence in person or by proxy of one-third of the outstanding shares of a Safeco Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that Safeco Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Safeco Fund represented at the meeting, if at least 50% of all outstanding shares of the Safeco Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Safeco Fund entitled to vote at the meeting.



------------------------------------------------------------------------------------------------------------------------------------
       Shares                                        Quorum                                           Voting
------------------------------------------------------------------------------------------------------------------------------------
 In General                        All shares "present" in person or by proxy are  Shares "present" in person will be voted in
                                   counted towards a quorum.                       person at the Meeting. Shares present by
                                                                                   proxy will be voted in accordance with
                                                                                   instructions.
------------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the        Considered "present" at Meeting for purposes    Broker non-votes do not count as a vote "for"
 underlying holder has not         of quorum.                                      and effectively result in a vote "against"
 voted and the broker does not                                                     Proposals 1(a)-(h), and Proposal 2(a)-(h) if
 have discretionary authority to                                                   less than 50% of the outstanding shares are
 vote the shares)                                                                  present at the Meeting
------------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting              Considered "present" at Meeting for purposes    Voted "for" the proposal.
 Instruction (other than Broker    of quorum.
 Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                   Considered "present" at Meeting for purposes    Abstentions do not constitute a vote "for" and
                                   of quorum.                                      effectively result in a vote "against" Proposals
                                                                                   1(a)-(h), and Proposal 2(a)-(h) if less than
                                                                                   50% of the outstanding shares are present at
                                                                                   the Meeting.
------------------------------------------------------------------------------------------------------------------------------------


                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management were approximately $150 billion worldwide, including over $35 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.


     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds


     Net asset value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' Trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

     To the extent a Pioneer Fund invests in securities of non-U.S. issuers, the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's Trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the Trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. The Class A shares of the Pioneer Funds you receive in the Reorganizations will not be subject to any sales charge. Moreover, if you own shares in your own name as of the closing of the Reorganizations (i.e., not in the name of a broker or other intermediary) and maintain your account, you may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund without paying any sales charge.


     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

     PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014
     Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer

Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.


     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.



     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.


     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.


     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, and as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

     Good Order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

     o    Are selling over $100,000 or exchanging over $500,000 worth of shares

     o    Changed your account registration or address within the last 30 days

     o Instruct the transfer agent to mail the check to an address different from the one on your account

     o    Want the check paid to someone other than the account owner(s)

     o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares

--------------------------------------------------------------------------------------------------
                                                 Buying Shares
--------------------------------------------------------------------------------------------------
           Through   Normally, your investment firm will send your purchase request
   your investment   to the Pioneer Funds' transfer agent. Consult your investment
              firm   professional for more information. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

By phone or online   You can use the telephone or online purchase privilege if you have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:
                     o You established your bank account of record at least
                       30 days ago
                     o Your bank information has not changed for at least 30 days
                     o You are not purchasing more than $25,000 worth of shares per account per day
                     o You can provide the proper account identification information

                     When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase
                     Pioneer Fund shares for the amount of the debit at the offering price determined after the transfer agent receives your
                     telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

       In writing,   You can purchase Pioneer Fund shares for an existing fund
 by mail or by fax   account by mailing a check to the transfer agent. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

--------------------------------------------------------------------------------------------------
                                              Exchanging Shares
--------------------------------------------------------------------------------------------------
           Through   Normally, your investment firm will send your exchange request to
   your investment   the Pioneer Fund's transfer agent. Consult your investment
              firm   professional for more information about exchanging your
                     shares.

By phone or online   After you establish your Pioneer Fund account, you can exchange
                     Fund shares by phone or online if:
                     o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
                     o The fund into which you are exchanging offers the same class of shares
                     o You are not exchanging more than $500,000 worth of shares per account per day
                     o You can provide the proper account identification information

       In writing,   You can exchange fund shares by mailing or faxing a letter of
 by mail or by fax   instruction to the transfer agent. You can exchange Pioneer Fund shares directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
                     o The name, social security number and signature of all registered owners
                     o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
                     o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
                     o The class of shares you are exchanging
                     o The dollar amount or number of shares your are exchanging

--------------------------------------------------------------------------------
                                Selling Shares
--------------------------------------------------------------------------------
     Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized PFD to act as its agent in the repurchase of Pioneer Fund shares from qualified investment firms. Each Pioneer
     Fund reserves the right to terminate this procedure at any time.

     You may sell up to $100,000 per account per day by phone or online. You may sell Pioneer Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

     You may receive your sale proceeds:
     o By check, provided the check is made payable exactly as your account is registered
     o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

     You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. You may not sell more than $100,000 per account per day by fax.

--------------------------------------------------------------------------------
                           How to contact Pioneer
--------------------------------------------------------------------------------
     By phone
     For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292
     To request a transaction using FactFone(SM) call 1-800-225-4321 Telecommunications Device for the Deaf (TDD) 1-800-225-1997

     By mail
     Send your written instructions to:
     Pioneer Investment Management Shareholder Services, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     By fax
     Fax your exchange and sale requests to:
     1-800-225-4240

     Exchange Privilege
     You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

     Excessive Trading
     The fund discourages excessive and/or trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund request until it is received in performance. These practices consist of:
     o Selling shares purchased within the preceding 90 days;
     o Two or more purchases and redemptions in any 90-day period;
       or
     o Any other series of transactions indicative of a timing pattern

     If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.
--------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account


     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.


     Exchange Limitation. ou may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a fund. Each fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.


     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the IRC. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Excessive Trading. The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the fund in writing.


     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the Safeco Funds outstanding at the Closing of the Reorganization will be deemed to be cancelled and will no longer represent shares of the Funds.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the fund to sell or value its portfolio securities or with the permission of the SEC.


     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.


Dividends and Capital Gains


     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually.

     Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes


     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from each Pioneer Fund's net short-term capital gains and dividends from net investment income (other than exempt-interest dividends, as described below) are taxable as ordinary income. Since each Pioneer Fund's income is derived primarily from sources that do not pay "qualified dividend income," taxable dividends from each such fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. For the Pioneer Tax Free Income Fund, Pioneer Municipal Bond Fund, Pioneer Tax Free Money Market Fund, and Pioneer California Tax Free Income Fund, dividends from each such fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax.


     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

Pioneer Funds' Class A Rule 12b-1 Plans


     As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plans" or the "Plans"). Because the 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.


     COMPENSATION AND SERVICES. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to each Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

     TRUSTEE APPROVAL AND OVERSIGHT. Each Plan was last approved by the Board of Trustees of each Pioneer Fund, including a majority of the independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on December 6, 2003. Pursuant to the Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

     TERM, TERMINATION AND AMENDMENT. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

                              FINANCIAL HIGHLIGHTS


     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30,2002, the financial statements of each Pioneer Fund were audited by Arthur Anderson LLP. The information for any semi-annual period has not been audited.

                            PIONEER HIGH YIELD FUND

                             FINANCIAL HIGHLIGHTS



                                                    Six Months
                                                       Ended           Year          Year         Year         Year        Year
                                                      4/30/04         Ended         Ended         Ended        Ended      Ended
CLASS A                                             (Unaudited)      10/31/03      10/31/02     10/31/01     10/31/00    10/31/99
--------                                           ------------     ----------    ----------   ----------   ----------  ----------
Net asset value, beginning of period ............   $    11.59      $     9.14    $    10.41    $  11.35     $  9.65     $   8.50
                                                    ----------      ----------    ----------    --------     -------     --------
Increase (decrease) from investment operations:
 Net investment income ..........................   $     0.35      $     0.80    $     0.96    $   1.08     $  0.96     $   0.70
 Net realized and unrealized gain (loss)
    on investments ..............................         0.17            2.45         (1.24)      (0.62)       1.94         1.14
                                                    ----------      ----------    ----------    --------     -------     --------
 Net increase (decrease) from investment
    Operations ..................................   $     0.52      $     3.25    $    (0.28)   $   0.46     $  2.90     $   1.84
Distributions to shareholders:
 Net investment income ..........................        (0.37)          (0.79)        (0.99)      (1.06)      (1.05)       (0.69)
 Net realized gain ..............................        (0.01)          (0.01)           --       (0.34)      (0.15)          --
                                                    ----------      ----------    ----------    --------     -------     --------
 Net increase (decrease) in net asset value .....   $     0.14      $     2.45    $    (1.27)   $  (0.94)    $  1.70     $   1.15
                                                    ----------      ----------    ----------    --------     -------     --------
Net asset value, end of period ..................   $    11.73      $    11.59    $     9.14    $  10.41     $ 11.35     $   9.65
                                                    ----------      ----------    ----------    --------     -------     --------
Total return* ...................................         4.43%          36.83%        (3.43)%      4.32%      31.12%       22.20%
                                                    ==========      ==========    ==========    ========     =======     ========
Ratio of net expenses to average net assets .....         1.02%**+        1.06%         1.03%+      0.96%+      0.95%+       1.90%
 Ratio of net investment income to average
   net assets ...................................         5.87%**+        7.30%+        9.20%+      9.54%+      8.96%+       7.13%
 Portfolio turnover rate ........................           54%**           38%           29%         24%         57%          64%
 Net assets, end of period (in thousands) .......   $3,660,416      $3,268,359    $1,260,074    $345,825     $57,592     $  7,591
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
 Net expenses ...................................         1.02%**         1.06%+        1.10%       1.24%       1.94%        3.67%
 Net investment income ..........................         5.87%**         7.30%         9.13%       9.26%       7.97%        5.36%
Ratios with waiver of management fees by PIM
 and reduction for fees paid indirectly:
 Net expenses ...................................         1.02%**         1.06%         1.03%       0.93%       0.88%        1.90%
 Net investment income ..........................         5.87%**         7.30%         9.20%       9.57%       9.03%        7.13%


----------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

                               PIONEER BOND FUND

                             FINANCIAL HIGHLIGHTS



                                                                  Year
                                                                 Ended           Year         Year         Year         Year
                                                                6/30/04          Ended        Ended       Ended         Ended
CLASS A                                                       (Unaudited)       6/30/03    6/30/02(a)    6/30/01       6/30/00
-------                                                       -----------      --------    ----------   --------     ----------
Net asset value, beginning of period ......................   $    9.41        $   8.89     $   8.78     $  8.47      $   8.94
                                                              ---------        --------     --------     -------      --------
Increase from investment operations:
 Net investment income ....................................   $    0.41        $   0.45     $   0.52     $  0.57      $   0.58
 Net realized and unrealized gain (loss) on investments ...       (0.14)           0.53         0.13        0.31         (0.47)
                                                              ---------        --------     --------     -------      ---------
 Net increase from investment operations ..................   $    0.27        $   0.98     $   0.65     $  0.88      $   0.11
Distributions to shareholders:
 Net investment income ....................................       (0.50)          (0.46)       (0.54)      (0.57)        (0.58)
                                                              ---------        --------     ---------    -------      ---------
 Net increase (decrease) in net asset value ...............   $   (0.23)       $   0.52     $   0.11     $  0.31         (0.47)
                                                              ---------        --------     ---------    --------     ---------
 Net asset value, end of period ...........................   $    9.18        $   9.41     $   8.89     $  8.78      $   8.47
                                                              =========        ========     =========    ========     =========
Total return* .............................................        2.98%          11.38         7.58%      10.70%         1.30%
Ratio of net expenses to average net assets+ ..............        1.14%(b)        1.20         1.16%       1.21%         1.18%
Ratio of net investment income to average net assets+ .....        4.42%(b)        5.02         5.79%       6.53%         6.68%
Portfolio turnover rate ...................................          63%             48           59%         43%           60%
Net assets, end of period (in thousands) ..................   $ 160,421        $183,338     $143,713     $98,004      $102,349
Ratios with reductions for fees paid indirectly:
 Net expenses .............................................        1.14%(b)        1.20         1.16%       1.18%         1.15%
 Net investment income ....................................        4.42%(b)        5.02         5.79%       6.56%         6.71%


----------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.
(b)  Ratios include the revision of estimate for printing expenses.

                         PIONEER TAX FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                           Ended         Year         Year          Year        Year         Year
                                                          6/30/04        Ended        Ended         Ended       Ended       Ended
CLASS A                                                 (Unaudited)    12/31/03     12/31/02      12/31/01    12/31/00     12/31/99
-------                                                 ------------  -----------  ----------   ----------- ----------    ---------
Net asset value, beginning of period ..................   $  11.70      $  11.61     $  11.47    $  11.70    $  10.98     $  12.02
                                                          --------      --------     --------    --------    --------     --------
Increase (decrease) from investment operations:
 Net investment income ................................   $   0.28      $   0.56     $   0.56    $   0.53    $   0.52     $   0.51
 Net realized and unrealized gain (loss) on investments      (0.47)         0.09         0.23       (0.05)       0.72        (1.02)
                                                          --------      --------     --------    --------    --------     --------
 Net increase (decrease) from investment operations ...   $  (0.19)     $   0.65     $   0.79    $   0.48    $   1.24     $  (0.51)
Distributions to shareholders:
 Net investment income ................................      (0.27)        (0.56)       (0.57)      (0.53)      (0.52)       (0.51)
 In excess of net investment income ...................         --            --           --          --        0.00(a)        --
 Net realized gain ....................................         --            --        (0.08)      (0.18)         --        (0.02)
                                                          --------      --------     --------    --------    --------     --------
Net increase (decrease) in net asset value ............   $  (0.46)     $   0.09     $   0.14    $  (0.23)   $   0.72     $  (1.04)
Net asset value, end of period ........................   $  11.24      $  11.70     $  11.61    $  11.47    $  11.70     $  10.98
                                                          ========      ========     ========    ========    ========     ========
Total return* .........................................      (1.65)%        5.80%        7.07%       4.13%      11.63%       (4.29%)
Ratio of net expenses to average net assets+ ..........       0.91%**       0.93%        0.93%       0.92%       0.95%        0.93%
Ratio of net investment income to average net assets+ .       4.95%         4.88%        4.83%       4.49%       4.62%        4.43%
Portfolio turnover rate ...............................         49%**         80%         161%         92%         14%          24%
Net assets, end of period (in thousands) ..............   $301,732      $326,173     $343,872    $333,867    $341,179     $368,559
Ratios with reductions for fees paid indirectly:
 Net expenses .........................................       0.91%**       0.93%        0.92%       0.91%       0.91%        0.92%
 Net investment income ................................       4.95%**       4.88%        4.84%       4.50%       4.66%        4.44%


----------
(a)  Amount rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

**   Annualized.

                         PIONEER AMERICA INCOME TRUST
                             FINANCIAL HIGHLIGHTS


                                                               Six Months
                                                                 Ended         Year       Year        Year        Year       Year
                                                                6/30/04        Ended      Ended       Ended      Ended      Ended
CLASS A                                                       (Unaudited)    12/31/03   12/31/02    12/31/01    12/31/00   12/31/99
-------                                                      ------------- ----------- ---------- -----------  --------- ----------
Net asset value, beginning of period ......................   $   9.95      $  10.27    $   9.79    $   9.76    $  9.30   $  10.10
                                                              --------      --------    --------    --------    -------   --------
Increase from investment operations:
 Net investment income ....................................   $   0.19      $   0.28    $   0.40    $   0.52    $  0.58   $   0.55
 Net realized and unrealized gain (loss) on investments ...      (0.20)        (0.13)       0.54        0.05       0.46      (0.80)
                                                              --------      --------    --------    --------    -------   --------
 Net increase (decrease) from investment operations .......   $  (0.01)     $   0.15    $   0.94    $   0.57    $  1.04   $  (0.25)
Distributions to shareholders:
 Net investment income ....................................      (0.22)        (0.47)      (0.46)      (0.51)     (0.58)     (0.55)
 Net realized gain ........................................         --            --          --       (0.03)        --         --
                                                              --------      --------    --------    --------    -------   --------
 Net increase (decrease) in net asset value ...............   $  (0.23)     $  (0.32)   $   0.48    $   0.03    $  0.46   $  (0.80)
                                                              --------      --------    --------    --------    -------   --------
 Net asset value, end of period ...........................   $   9.72      $   9.95    $  10.27    $   9.79    $  9.76   $   9.30
                                                              ========      ========    ========    ========    =======   ========
Total return* .............................................      (0.14)%        1.47%       9.78%       5.92%     11.58%     (2.52)%
Ratio of net expenses to average net assets+ ..............       1.17%**       1.10%       1.00%       1.01%      1.04%      1.01%
Ratio of net investment income to average net assets+ .....       4.05%**       2.85%       4.17%       5.14%      6.09%      5.63%
Portfolio turnover rate ...................................         32%**         66%         76%         72%        56%        72%
Net assets, end of period (in thousands) ..................   $129,465      $153,939    $164,393    $115,998    $96,068   $111,262
Ratios with no waiver of management fees by PIM and no
 reductions for fees paid indirectly:
 Net expenses .............................................       1.17%**       1.12%       1.08%       1.12%      1.16%      1.14%
Net investment income .....................................       4.05%**       2.83%       4.09%       5.03%      5.97%      5.50%
Ratios with waiver of management fees by PIM and reductions
 for fees paid indirectly:
 Net expenses .............................................       1.17%**       1.10%       1.00%       1.00%      1.00%      1.00%
 Net investment income ....................................       4.05%**       2.85%       4.18%       5.15%      6.13%      5.64%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.


(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 5.35% to 5.15%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

**   Annualized.

                          PIONEER CASH RESERVES FUND
                             FINANCIAL HIGHLIGHTS


                                                               Six Months
                                                                 Ended        Year         Year        Year        Year       Year
                                                                6/30/04       Ended        Ended       Ended       Ended      Ended
CLASS A                                                       (Unaudited)   12/31/03     12/31/02    12/31/01    12/31/00   12/31/99
--------                                                      -----------  ----------  ----------- ----------- ----------- ---------
Net asset value, beginning of period .......................   $   1.00     $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                               --------     --------    --------    --------    --------   --------
Increase (decrease) from investment operations:
 Net investment income .....................................   $  0.001     $  0.003    $   0.01    $   0.03    $   0.05   $   0.04
Distributions to shareholders:
 Net investment income .....................................      (0.03)      (0.003)      (0.01)      (0.03)      (0.05)     (0.04)
                                                               --------     --------    --------    --------    --------   --------
 Net asset value, end of period ............................   $   1.00     $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                               --------     --------    --------    --------    --------   --------
Total return* ..............................................       0.09%        0.26%       1.15%       3.29%       5.53%      4.23%
Ratio of net expenses to average net assets ................       0.98%**      1.00%       0.76%       0.93%       1.02%      1.01%
Ratio of net investment income to average net assets .......       0.19%**      0.26%       1.18%       2.89%       5.36%      4.11%
                                                               --------     --------    --------    --------    --------   --------
Net assets, end of period (in thousands) ...................   $301,139     $227,052    $268,861    $493,871    $242,861   $287,126
                                                               ========     ========    ========    ========    ========   ========
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses ..............................................       0.98%**      1.06%       0.93%       0.94%       1.02%      1.01%
 Net investment income .....................................       0.19%**      0.20%       1.01%       2.88%       5.36%      4.11%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reductions for fees paid indirectly:
 Net expenses ..............................................       0.98%**      0.99%       0.75%       0.89%       0.94%      0.95%
 Net investment income .....................................       0.19%**      0.27%       1.19%       2.93%       5.44%      4.17%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.


**   Annualized.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your Safeco Fund or by its affiliates, including personnel of your Safeco Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. Georgeson Shareholder Communications Corporation, 17 State Street, New York, NY 10004 has been retained to provide proxy solicitation services to the Funds at a cost of approximately $30,000. Pioneer and Symetra will bear the cost of such solicitation.


Revoking Proxies

     A Safeco Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:


     o by filing a written notice of revocation with your Safeco Fund's transfer agent, Safeco Services Corporation, at 4854 154th Place, N.E., Redmond, WA 98052, or


     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Safeco Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


     Only shareholders of record on October 8, 2004 (the "record date") are entitled to notice of and to vote at the Meetings. As of the record date, the following number of shares of each Safeco Fund were outstanding.



                                                             Shares Outstanding
Safeco Fund                                                (as of October 8, 2004)
------------                                              ------------------------
  Safeco California Tax-Free Income Fund ................        7,787,094.598
  Safeco High-Yield Bond Fund ...........................        6,824,746.096
  Safeco Intermediate-Term Bond Fund ....................        1,108,689.158
  Safeco Intermediate-Term Municipal Bond Fund ..........        1,047,405.901
  Safeco Intermediate-Term U.S. Government Fund .........        5,981,137.025
  Safeco Money Market Fund ..............................      185,097,462.781
  Safeco Municipal Bond Fund ............................       37,390,239.812
  Safeco Tax-Free Money Market Fund .....................       52,150,057.170


Other Business


     Your Safeco Fund's Board of Trustees knows of no business to be presented for consideration at the Meetings other than Proposals 1(a)-(h) and 2(a)-(h). If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.


Adjournments


     If, by the time scheduled for a Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your Safeco Fund will set a new record date), your Safeco Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting


     In addition to soliciting proxies by mail, by fax or in person, your Safeco Fund may also arrange to have votes recorded by telephone by officers and employees of your Safeco Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your Safeco Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.


     o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.


     o    Read the Proxy Statement/Prospectus and have your proxy card at hand.


     o    Go to the Web site listed on your proxy card.

     o    Enter control number found on your proxy card.

     o    Follow the simple instructions on the Web site. Please call
          [           ] us at [1-800          ] if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals


     Your Safeco Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the your Safeco Fund to Safeco Mutual Funds, Attention Legal Department, 4854 154th Place, N.E., Redmond, WA 98052 within a reasonable time before any meeting. If the reorganization is completed, your Safeco Fund will not hold another shareholder meeting.


Appraisal Rights


     If the Reorganization of your Safeco Fund is approved at the Meeting, shareholders of your Safeco Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your Safeco Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations. After the Reorganization, shareholders of your Safeco Funds will hold shares of the Pioneer Funds which may also be redeemed at net asset value without being subject to deferred sales charges.

                    OWNERSHIP OF SHARES OF THE SAFECO FUNDS

     To the knowledge of your Safeco Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Safeco Funds.



----------------------------------------------------------------------------------------------------------------
               Safeco Fund                          Shareholder Name and Address           Percentage Owned
----------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S.              Charles Schwab & Co. Inc.                            5.64%
 Government Fund                            Exclusive Benefit of Its Customers
                                            Attn: Mutual Fund Department
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund                 Charles Schwab & Co. Inc.                            7.39%
                                            Exclusive Benefit of Its Customers
                                            Attn: Mutual Fund Department
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
 Safeco Money Market Fund                   The Williams Companies, Inc.                         9.29%
                                            ATTN: Lenore Dubaldo
                                            One Williams Center
                                            Tulsa, OK 74172-0140
----------------------------------------------------------------------------------------------------------------
                                            Pacificare Health Systems, Inc.                      7.56%
                                            5995 Plaza Drive
                                            Cypress, CA 90630
----------------------------------------------------------------------------------------------------------------
                                            Service Corporation International                    6.33%
                                            1929 Allen Parkway
                                            Houston, TX 77019
----------------------------------------------------------------------------------------------------------------
 Safeco California Tax-Free Income Fund     Charles Schwab & Co. Inc.                           17.11%
                                            Exclusive Benefit of Its Customers
                                            Attn: Mutual Fund Department
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
                                            FTC & Co.                                           16.41%
                                            Attn: Datalynx-House Acct
                                            PO Box 173736
                                            Denver, CO 80217-3736
----------------------------------------------------------------------------------------------------------------
 Safeco High-Yield Bond Fund                Charles Schwab & Co. Inc.                           13.17%
                                            Exclusive Benefit of Its Customers
                                            Attn: Mutual Fund Department
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
 Safeco High-Yield Bond Fund                Wells Fargo & Company                                9.06%
                                            420 Montgomery Street
                                            San Francisco, California 94163
----------------------------------------------------------------------------------------------------------------
 Safeco High-Yield Bond Fund                National Financial Services Corp.                    8.06%
                                            for the Exclusive Benefit of Our Customers
                                            Attn.: Mutual Funds Dept. 5th Fl.
                                            200 Liberty St., 1 World Financial Center
                                            New York, NY 10281-1003
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Safeco Intermediate-Term Bond Fund      Symetra Asset Management Co.
                                        4854 154th Place NE
                                        Redmond, WA 98052                         41.17%
----------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal     William A. Helsell                        13.64%
 Bond Fund                              10653 Culpepper Ct. N.W.
                                        Seattle, WA 98177-5319
----------------------------------------------------------------------------------------------------------------
                                        Charles Schwab & Co. Inc.                 12.44%
                                        Exclusive Benefit of Its Customers
                                        Attn: Mutual Fund Department
                                        101 Montgomery Street
                                        San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
                                        Howard C. Lincoln                          7.79%
                                        6 Holly Hill Drive
                                        Mercer Island, WA 98040-5326
----------------------------------------------------------------------------------------------------------------



     As of December 31, 2003, the Trustees and officers of your Safeco Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your Safeco Fund.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     To the knowledge of your Pioneer Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.



-------------------------------------------------------------------------------------------------------
                                                                                Actual Percentage
    Fund/Class                    Shareholder Name and Address                        Owned
-------------------------------------------------------------------------------------------------------
 Pioneer High Yield Fund
-------------------------------------------------------------------------------------------------------
 Class A shares     MLPFS For The Sole Benefit of its Customers                       10.68%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Charles Schwab & Co. Inc.                                         13.65%
                    Special Custody Account for the benefit of Customers
                    Attn: Mutual Funds
                    101 Montgomery Street
                    San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------
 Class B shares     MLPFS For The Sole Benefit of its Customers                       21.59%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.                                     11.01%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
 Class C shares     Citigroup Global Markets Inc.                                     13.50%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
                    MLPFS For The Sole Benefit of its Customers                       28.64%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Class R Shares     ING National Trust, Trustee                                       28.45%
                    Agreement and Aetna 403(b)(7)
                    Custodial Acct 3/26/97 Trustee for Thomas J. Botticelli
                    DTD 4/22/96
                    151 Farmington Avenue -- TN41
                    Hartford, CT 06156-0001
-------------------------------------------------------------------------------------------------------
                    MLPFS For The Sole Benefit of its Customers                       14.50%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Aetna Life Insurance & Annuity Co.                                37.73%
                    151 Farmington Avenue -- TN41
                    Hartford, CT 06156-0001
-------------------------------------------------------------------------------------------------------
 Class Y Shares     National investor Services                                         5.06%
                    FBO 097-50000-19
                    55 Water Street, 32nd Floor
                    New York, NY 10041-3299
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                Actual Percentage
    Fund/Class                    Shareholder Name and Address                        Owned
-------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund
-------------------------------------------------------------------------------------------------------
 Class B shares     MLPFS For The Sole Benefit of its Customers                       11.05%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Class C shares     MLPFS For The Sole Benefit of its Customers                       14.54%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.                                      5.96%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
 Class R Shares     MLPFS For The Sole Benefit of its Customers                       69.32%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO Bach Petroleum Retirement             6.01%
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                      21.66%
                    United Construction Trades & Industrial Employee
                    International Union 401(k)
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
 Class Y Shares     First Command Bank                                                68.15%
                    Attn: Trust Dept.
                    P.O. Box 90101-2075
-------------------------------------------------------------------------------------------------------
                    MLPFS For The Sole Benefit of its Customers                       17.10%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------
 Class B shares     Citigroup Global Markets Inc.                                     10.77%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
                    MLPFS For The Sole Benefit of its Customers                       18.84%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Class C shares     MLPFS For The Sole Benefit of its Customers                       21.24%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.                                     12.42%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                  Actual Percentage
    Fund/Class                     Shareholder Name and Address                         Owned
-------------------------------------------------------------------------------------------------------
 Class Y Shares     John F. Cogan Jr.                                                    5.42%
                    C/O Hale and Dorr
                    60 State street
                    Boston, MA 02109-1800
-------------------------------------------------------------------------------------------------------
                    First Command Bank                                                  94.57%
                    Attn: Trust Dept.
                    P.O. Box 90101-2075
-------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust
-------------------------------------------------------------------------------------------------------
 Class B shares     MLPFS For The Sole Benefit of its Customers                         13.28%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Class C shares     MLPFS For The Sole Benefit of its Customers                         25.75%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.                                        8.40%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
 Class R Shares     MCB Trust Services Cust. FBO                                        17.84%
                    Skyland Automotive Inc.
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO Big Boy 401(k) Plan & Trust            33.73%
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                         9.85%
                    United Construction Trades & Industrial Employee
                    International Union 401(k)
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                         7.04%
                    Telecommunications Asset Management
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                         9.58%
                    Citizens Bank of Hartville Retirement Savings Plan
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                         8.92%
                    Foxcor, Inc.
                    401(k) Profit Sharing Plan
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                  Actual Percentage
    Fund/Class                     Shareholder Name and Address                         Owned
-------------------------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund
-------------------------------------------------------------------------------------------------------
 Class C shares     Citigroup Global Markets Inc.                                        6.21%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
 Class R Shares     Linda Bryant, Garry M. Floeter & Thomas Polite TTEES                38.69%
                    o/The CHC Mechanical Contractors Inc. P/S/P DTD/4/1/82
                    347 E Stevens St.
                    Cookeville, TN 38501-3541
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO Big Boy 401(K) Plan & Trust            47.05%
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    Carn & Co USI FBO                                                    8.23%
                    Global Power System LLC/Fleet Supply Warehouse LLC PSP
                    Attn: Mutual Funds -- Star
                    PO Box 96211
                    Washington D.C. 20090-6211
-------------------------------------------------------------------------------------------------------
 Class Y Shares     Pioneer Funds Distributor, Inc.                                       100%
                    60 State Street
                    Boston, MA 02109-1800
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                        21.88%
                    AM-Liner Savings & Retirement
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------



     As of December 31, 2003, the Trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.

                                    EXPERTS


Safeco Funds


     The financial statements and financial highlights of each Safeco Fund incorporated by reference in the respective Safeco Trust's Annual Report for the most recent fiscal year, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.


Pioneer Funds


     The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     The Safeco Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A-1 -- Form of Agreement and Plan of Reorganization (C/D Reorganization)

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this
day of      , 2004, by and between [Pioneer Trust], a [Delaware statutory]
[Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Fund] (the "Acquired Fund"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(C/D) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.


     WHEREAS, the Board of Trustees of the Safeco Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.


     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.


     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate NAV equal to the NAV of the Acquired Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2(a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.


     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.


     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive such number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.


     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

     2.   VALUATION


     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by Safeco Asset Management, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.


     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3.   CLOSING AND CLOSING DATE


     3.1 The Closing Date shall be December 8, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since December 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.1; and

               (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l)The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [most recent fiscal year end] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

          (h) Since [most recent fiscal year end], except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended [ ], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

          (i) (A) For each taxable year of its operation since its inception, the Acquiring Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

               (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The Acquiring Trust has delivered to Safeco Trust or made available to Safeco Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
          Section 6662 of the Code;

               (I) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in
          Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (J) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

               (K) The Acquiring Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (L) The Acquiring Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (M) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.2;

          (j) The Acquiring Fund currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

          (l) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


          (m) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (o) All of the issued and outstanding Acquiring Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

          (p) The prospectus and statement of additional information of the Acquiring Fund and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Safeco Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the

Reorganization from qualifying, as a reorganization under the provisions of
Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)[insert (C) or (D), as applicable] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code;

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.7 The Acquiring Trust shall have made a distribution of capital gains to its shareholders in November 2004 in accordance with its normal practices and, unless the Acquiring Fund distributes income monthly, the dividend distribution that the Acquiring Fund normally would make in December of 2004 shall have been made to shareholders of record prior to the Closing.

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Funds associated with the Reorganization, including, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Safeco Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Symetra Financial Corporation, 5069 154th Place,

N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109,
Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention:
David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   [SAFECO TRUST] on behalf of
                                          [SAFECO FUND]

By: _________________________________     By: _________________________________
Name:                                     Name:
Title: Secretary                          Title: President

Attest:                                   [PIONEER TRUST] on behalf of
                                          [PIONEER FUND]

By: _________________________________     By: _________________________________
Name:                                     Name:
Title: Secretary                          Title:

Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                  [PIONEER TRUST] ON BEHALF OF [PIONEER FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of _____________________, 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust ("Acquiring Trust"), on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust, on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, [a statutory] [business] trust organized under the laws of the [State of Delaware] [Commonwealth of Massachusetts], and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception and qualifies for such treatment as of the time of the Closing.

     8. Acquiring Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Acquired Fund Shareholders [will/will not] be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code) of Acquiring Fund after the transaction.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.


                                   * * * * *

     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                   [PIONEER TRUST] on behalf of [Pioneer Fund]

                                   By: ___________________________________

                                     Name: _______________________________

                                     Title: ______________________________


Dated: ______________, 2004

Annex B

                       TAX REPRESENTATION CERTIFICATE OF

                                [SAFECO TRUST]
                          ON BEHALF OF [SAFECO FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust, on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Fund is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. Pursuant to the transaction, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the transaction. For the purposes of the foregoing, any amounts Acquired Fund uses to pay its transaction expenses and to make redemptions and distributions immediately before the transaction (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the transaction.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of
Section 357(d) of the Code.

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets held by Acquired Fund as of the opening of business on August 2, 2004 (the date the Acquiring Fund Adviser became investment adviser to Acquired Fund) were Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Fund incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. Acquired Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Fund does not pay compensation to any shareholder-employee.

     16. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

     17. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of material funds, which, in the long term, is intended to result in lower expenses and increased assets.

     18. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.


                                   * * * * *

     The undersigned officer of Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       SAFECO TRUST, on behalf of SAFECO FUND

                                       By: ___________________________________

                                         Name: _______________________________

                                         Title: ______________________________

 Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganization)

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this
day of      , 2004, by and between [Pioneer Trust], a [Delaware
statutory][Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Fund] (the "Acquired Fund"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Safeco Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

     2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund and of each Institutional Class shares thereof shall be computed by Safeco Asset Management, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 8, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.


     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co.

(the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.


     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.


     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


          (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;


          (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);


          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since December 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;


               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;


               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;


               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;


               (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;


               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.1; and


               (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;


          (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to

     Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

          (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and


          (t) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.


     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:


          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, each dated [ ], 2004, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;


          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

          (i) The Acquiring Fund currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (j) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

          (k) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (m) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (n) The prospectus and statement of additional information of the Acquiring Fund, and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (o) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and


          (p) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE FUNDS


     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.


     5.2 The Safeco Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.


     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.


     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.


     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;


     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.


     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;


     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and

Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.


     8.   FURTHER CONDITIONS PRECEDENT


     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;


     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;


     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Funds associated with the Reorganization, including the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.


     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES


     10.1 The Acquiring Trust and the Safeco Trust each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION


     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:


          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;


          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;


          (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or


          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.


     12.  AMENDMENTS


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.


     13.  NOTICES


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Symetra Financial Corporation, 5069 154th Place, N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention:
Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.


     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.


     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                   [SAFECO TRUST]
                                          on behalf of
                                          [SAFECO FUND]

By: _________________________________     By: _________________________________
Name:                                     Name:
Title: Secretary                          Title: President

Attest:                                   [PIONEER TRUST]
                                          on behalf of
                                          [PIONEER FUND]

By: _________________________________     By: _________________________________
Name:                                     Name:
Title:                                    Title:

Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                   [PIONEER TRUST ON BEHALF OF PIONEER FUND]


     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of _______ , 2004 between [Pioneer Trust], a [Delaware statutory][Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust, on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund, and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, a [statutory][business] trust established under the laws of the [State of Delaware][Commonwealth of Massachusetts], and Acquiring Fund will be treated after the Closing as a separate corporation for federal tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no shares of Acquiring Fund issued and outstanding prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) of Acquired Fund in a business.


     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").


     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73 54, 1973 1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.


     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.


     8. Acquiring Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.


     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.


     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for the Acquired Assets.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.


     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.

                                   * * * * *


     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       [PIONEER TRUST], on
                                       behalf of [Pioneer Fund]

                                       By: ___________________________________

                                         Name: _______________________________

                                         Title: ______________________________


Dated: ______________, 2004

:
Annex B

                       TAX REPRESENTATION CERTIFICATE OF

                                [SAFECO TRUST]
                          ON BEHALF OF [SAFECO FUND]


     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of _______________________ , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust, on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Fund is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.


     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.


     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. In the transaction, Acquired Fund will transfer its assets to Acquiring Fund, which will assume the Assumed Liabilities, such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which assets constitute less than 1% of the net assets of Acquired Fund.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and the fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of Section 357(d) of the Code.

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets of the Acquired Fund held by Acquiring Fund as of the opening of business on August 2, 2004 (the date the Acquiring Fund Adviser became the investment adviser to Acquired Fund) were Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.


     10. The expenses of Acquired Fund incurred by it in connection with the transaction, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.


     12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. Acquired Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.


     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Fund does not pay compensation to any shareholder-employee.


     16. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.


     17. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.


     18. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.


     19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.

                                   * * * * *

     The undersigned officer of the Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       [SAFECO TRUST], on
                                       behalf of [SAFECO FUND]

                                       By: __________________________________

                                         Name: ______________________________

                                         Title: _____________________________

                 Exhibit B -- Form of Interim Advisory Agreement


     AGREEMENT dated as of August 2, 2004, between Pioneer Investment Management, Inc. ("Pioneer"), a Delaware corporation and a member of the UniCreditio Italiano Banking Group, Register of Banking Groups, and [SAFECO TRUST], a Delaware statutory trust (the "Trust"), on behalf of its series [SAFECO FUNDS] (the "Fund").


     Whereas, Safeco Asset Management Company has acted as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated (the "Prior Agreement").


     Whereas, the Prior Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

     Whereas, the Prior Agreement is being terminated as a result of assignment.

     Whereas, the Board of Trustees has determined to appoint Pioneer as investment adviser to the Fund.

     Whereas, this Agreement is being entered into in reliance upon Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Now therefore the Trust and Pioneer agree as follow:

     Section 1. The Trust appoints Pioneer as investment adviser of the Funds for the period and on the terms set forth herein. Pioneer accepts such appointment.

     Section 2. Pioneer and the Trust, on behalf of the Fund, hereby agree that the provisions of the Prior Agreement (other than as to the term of the Prior Agreement, the identity of the Adviser and the use of the "Safeco" name) are incorporated herein by reference and made a part hereof as if references to the Adviser were to Pioneer. Without limiting the forgoing, Pioneer shall be entitled to the fee for its services provided for in the Prior Agreement from (but exclusive of) the date hereof until the termination of this Agreement, except as provided in Section 3 below.

     Section 3. In the event that this Agreement is not approved by a majority of the Trust's outstanding voting securities (as such term is used in the Investment Company Act), Pioneer shall be entitled to a fee equal to the cost to Pioneer of performing its services under this Agreement in lieu of the fee provided for in Section 2. For purposes of this Agreement, Pioneer's costs in providing the services under this Agreement shall be equal to the pro rata portion of Pioneer's expenses for the term of this Agreement attributable to its investment company advisory business, calculated as follows: Pioneer cost in providing investment advisory services to its investment companies of the same type (i.e., domestic equity, international, fixed income, money market) multiplied by a fraction the numerator of which shall be the average daily net assets of the Fund during the term of this Agreement and the denominator of which shall be the average month end net assets under Pioneer's management of all of its investment company clients.

     Section 4. The compensation earned by Pioneer under Section 2 of this Agreement shall be held in an interest bearing escrow account with the Fund's custodian. If a majority of the outstanding voting securities approves this Agreement prior to the end of its term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve this Agreement prior to the end of its term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) the fee provided for in Section 3 (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the Fund.

     Section 5. This Agreement shall become effective on August 2, 2004. Unless terminated as provided below, this Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Fund into [name of Pioneer Fund], (ii) approval of a Management Contract between the Fund and Pioneer and (iii) a date that is the later of 150 days after the date of the termination of the Prior Agreement or such later date as may be consistent with a rule or interpretive position (formal or informal) of the staff of the Securities and Exchange Commission. This Agreement may be terminated at any time without payment of penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Pioneer may terminate this Agreement at any time without payment of any penalty on not less than 60 days written notice to the Fund. This Agreement shall automatically terminate upon its assignment as defined in the Investment Company Act.

In witness whereof, the parties hereto have executed this Agreement as the 2nd day of August 2004.

                                     [SAFECO TRUST]
                                     --------------


                                     ---------------------------------------

                                     By: -----------------------------------

                                     Its: ----------------------------------

                                     PIONEER INVESTMENT MANAGEMENT, INC.

                                     ---------------------------------------

                                     By: -----------------------------------

                                     Its: ----------------------------------

            Exhibit C -- Additional Information Pertaining to Pioneer
            ---------------------------------------------------------


PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS


     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

------------------------------------------------------------------------------------------------------------------------
                                         Net assets of Fund                        Management fee rate
        Pioneer Fund                 (as of September 30, 2004)    (as a percentage of average daily net assets)
------------------------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust             $  199,641,365            0.50%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                        $  265,835,916            0.50%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund               $  478,165,700            0.40%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Global High Yield Fund           $  145,376,065            0.70% of the Funds average net assets up to $500
                                                                    million, 0.65% of the next $500 million and 0.60%
                                                                    of the excess over $1 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer High Yield Fund                  $7,811,801,182            0.70% of the Funds average net assets up to $500
                                                                    million, 0.65% of the next $500 million and 0.60%
                                                                    of the excess over $1 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Short Term Income Fund           $   12,321,110            0.40%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Strategic Income Fund            $  572,112,159            0.60% of the Funds average net assets up to $1
                                                                    billion, 0.55% of the next $9 billion; and 0.50% of
                                                                    the excess over $10 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund             $  338,100,498            0.50% of the Funds average net assets up to $250
                                                                    million, 0.48% of the next $50 million; and 0.45%
                                                                    of the excess over $300 million.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
------------------------------------------------------------------------------------------------------------------------
 Pioneer America Income VCT               $   44,418,013            0.55%
 Portfolio
------------------------------------------------------------------------------------------------------------------------
 Pioneer High Yield VCT Portfolio         $  109,597,617            0.65%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Money Market VCT Portfolio       $   30,622,262            0.50%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Strategic Income VCT             $   38,535,065            0.65%
 Portfolio
------------------------------------------------------------------------------------------------------------------------

           Exhibit D -- Portfolio Manager's Discussion of Performance

Report From the Fund Managers
Safeco California Tax-Free Income Fund
As of June 30, 2004

How did the Fund perform?

     Though it posted an overall negative return, the Safeco California Tax-Free Income Fund outperformed its benchmark index, the Lehman Brothers Long Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     After a first quarter market rally, then sell-off, the first half ended with long-term bond yields rising about 50 basis points during the second quarter. The impetus for this change was more news demonstrating a stronger economy and an increasing threat of renewed inflation, which in turn could inspire the Federal Reserve to increase short-term yields at a faster pace than expected. With a longer average maturity than most of its peers, the Fund performed relatively poorly as bond prices declined sharply.

What changes did you make to the Fund and why?

     Transactions for the period included two small sales of Los Angeles DWAP
4.25 '34 to retail customers at aggressive prices, and a tax swap. We sold San Jose Airport 5 '32 and bought Orange County Sanitary District 5 '33 in order to realize a small loss, which can be used to offset gains for tax purposes.

Stephen Bauer -- Portfolio Manager
Mary Metastasio -- Portfolio Manager

Performance Overview & Highlights
Safeco California Tax-Free Income Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                  Six Month*    1 Year      5 Year     10 Year
--------------------------------------------------------------------------------------------------
 Safeco California Tax-Free Income Fund              (0.90)%      (0.30)%      5.57%      6.58%
 Lehman Brothers Long Municipal Bond Index           (1.26)%       0.53%       6.04%      7.08%
 Lipper, Inc. (California Municipal Bond Funds)      (0.96)%       0.23%       4.74%      5.71%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
---------------------------------------------------------------------------------------------------


<Graphic omitted>

The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30 day) ............   4.51%
Weighted Average Maturity .........   24.76 years



                            Percent of
TOP FIVE TYPE OF BONDS      Net Assets
------------------------   -----------
Hospital                       18.6%
Lease Rental                   10.2
University Revenue              9.8
Utilities (Water)               9.1



                                                           Percent of
TOP FIVE HOLDINGS                                          Net Assets
---------------------------------------------------------------------
Alameda Corridor Transportation Authority Revenue         5.8%
California Health Facilities Financing Authority Health
   Facility Revenue (Cedars Sinai Medical Center)         5.8
Duarte California Certificates of Participation (City of
   Hope Medical Center)                                   5.6
San Joaquin Hills Transportation Corridor Agency
   Senior Lien Toll Road Revenue                          5.2
State of California General Obligation Bonds              5.0



CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA:            40.2%
AA:              4.2%
A:              16.3%
BBB:            27.5%
Cash & Other:    6.6%

Report From the Fund Managers
Safeco High-Yield Bond Fund
As of June 30, 2004

How did the Fund perform?

     Year-to-date performance of the fund has exceeded both the benchmark, the Merrill Lynch High-Yield Master II Index, and the high-yield peer median.

What Factors impacted the Fund's performance?

     Our credit selection and overweight in CCC-rated bonds largely accounted for the Fund's good relative performance during the first half of the year. We likely removed the overweight in CCC too soon and missed the rally during the last part of the second quarter.

     Nine of our holdings announced refinancing and/or tenders, which provided a positive "pop" to returns reflecting our credit picks. Two negative credit events were Pegasus Satellite, which deteriorated quickly, and in MCI stock we received in exchange for WorldCom bonds. The latter declined as short-term bankruptcy investors sold the stock and long-term holders have been slow to add positions in a difficult sector.

What changes did you make to the Fund and why?

     The number of overall holdings has been reduced to a more manageable level, between 100 and 120 positions. Diversification remained strong as we trimmed larger holdings and selectively added to several top-25 positions. No bond exceeds 2% of assets and we continue to reduce the percentage of our asset level in the top 10.

     We continue to overweight industrial and cyclical sectors, underweight defensive sectors and BB-rated credits, and maintain a shorter duration versus our benchmark. Our overall yield-to-maturity and coupon return to shareholders are close to or exceed the benchmark. We achieve this by holding high coupon "cushion" bonds likely to be called in the near term.

     High-yield bonds, especially those rated BB, will be hurt as Treasury rates rise at this point in the cycle. The effort to counteract rising interest rates is three-fold. First, underweighting BB-rated issues and slightly shorten the duration. Second, adding adjustable rate bonds to offset the Federal Reserve rate increases. Finally, identifying near-term credit upgrade candidates not fully reflected in the market. The latter is admittedly difficult in this fairly valued market.

Gregory Card, CFA -- Portfolio Manager
Beverly R. Denny, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco High-Yield Bond Fund
(Unaudited)


INVESTOR CLASS


------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004          Six Month*     1 Year     5 Year     10 Year
------------------------------------------------------------------------------------------
 Safeco High-Yield Bond Fund                     1.44%       11.67%      0.74%      4.60%
 Merrill Lynch High-Yield Master II Index        1.36%       10.19%      4.79%      7.50%
 Lipper, Inc. (High Current Yield Funds)         1.15%        9.63%      3.48%      5.45%
 * Not annualized.
 Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of
 Fund shares.






<GRAPHIC OMITTED>


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30-day) ............   6.93%
Weighted Average Maturity .........   5.33 years



                                            Percent of
TOP FIVE INDUSTRIES                         Net Assets
----------------------------------------   -----------
Integrated Telecommunications Services          6.0%
Metal & Glass Containers                        5.8
Specialty Stores                                4.5
Auto Parts & Equipment                          4.0
Electric Utilities                              3.7



                                                Percent of
TOP FIVE HOLDINGS                               Net Assets
--------------------------------------------   -----------
Champion Enterprises, Inc.
  (Homebuilding)                                    1.6%
LCI International, Inc.
  (Integrated Telecommunications Services)          1.6
Cogentrix Energy Inc.
  (Multi-Utilities & Unregulated Power)             1.4
Graham Packaging Co., Inc.
  (Paper Packaging)                                 1.4
AMF Bowling Worldwide, Inc.
  (Leisure Facilities)                              1.2




TOP FIVE PURCHASES                                    Cost
For the Period Ended June 30, 2004                   (000's)
-------------------------------------------------   --------
Interface, Inc.                                     $1,000
AMF Bowling Worldwide Inc.                             650
Petro Stopping Centers, LP                             513
BCP Caylux Holdings Luembourg SCA                      508
American Casino & Entertainment Properties, LLC        500



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------   ---------
Interface, Inc.                           $598
Schuler Homes, Inc.                        583
Nalco Co.                                  527
NRG Energy, Inc.                           526
Petrozuata Finance, Inc.                   524



CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


Corporate Bonds - CCC:          14.0%
Not Rated:                       3.0%
Common Stock:                    1.9%
Preferred Stock:                 2.3%
Commercial Paper:                9.5%
Cash & Other:                    4.8%
Corporate Bonds - BBB:           0.9%
Corporate Bonds - BB:           10.4%
Corporate Bonds - B:            53.2%

Report From the Fund Managers
Safeco Intermediate-Term Bond Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Intermediate-Term Bond Fund slightly outperformed its benchmark index, the Lehman Aggregate Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     While interest rates declined in the first quarter, they rose sharply during the second. The Fund benefited its relatively short duration and 10.5% underweight holdings in Treasury securities, which underperformed the most of any sector. However, the fund was hurt by its 6.4% underweight in mortgage securities, the best-performing sector of the second quarter.

     The Federal Reserve increased the Fed Funds rate to 1.25% from 1.00% on June 30; the first rate change in a year. We believe that the Fed will continue to raise rates through year-end and into 2005, most likely in 25 basis points steps. The Fed appears to be focused on inflation and employment so we expect the bond market will be very sensitive to both data releases. Any unanticipated strength or weakness in either could cause yields to gyrate in either direction although we believe the overall trend should be up. In this scenario the Fund, with its shorter duration versus the peer group, should perform well.

What changes did you make to the Fund and why?

     Early in the year we restructured the maturity profile of our Treasury exposure, laddering holdings across the entire yield curve and selecting specific positions with the highest yield per unit of duration risk. We also increased our exposure to callable agency securities to increase the portfolio's yield; this helped cushion the blow from the second quarter's rise in rates.

     Second quarter activity was aimed at maintaining our slightly short duration and maintaining the mortgage-backed securities (MBS) allocation. The Fund used the cash from mortgage paydowns to purchase mortgage pass-through to maintain the allocation of MBS helping to maintain the portfolio's yield. The Fund reduced its exposure in the corporate bond sector modestly, swapping a 30-year corporate bond for a similar maturity Treasury bond. The Fund also tendered some 10-year corporate bonds and invested the proceeds in similar maturity Corporates.

Lesley Fox -- Portfolio Manager
Nancy McFadden, CFA -- Portfolio Manager
Tim Hokari -- Portfolio Manager
Gregory Card, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Intermediate-Term Bond Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                  Six Month*    1 Year     5 Year     10 Year
------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund                   0.16%        0.02%      5.86%      5.88%
 Lehman Brothers Aggregate Bond Index                 0.15%        0.32%      6.95%      7.39%
 Lipper, Inc. (Intermediate Investment-Grade
  Bond Funds)                                        (0.08)%       0.18%      6.16%      6.61%
------------------------------------------------------------------------------------------------------


* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.






<GRAPHIC OMITTED>


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30-day) ............   3.67%
Weighted Average Maturity .........   5.50 years



                                                       Percent of
BONDS BY TYPE                                          Net Assets
-----------------------------------------------------------------
Asset Backed Securities                                    1.4%
Corporate Bonds                                           32.5
Collateralized Mortgage Obligations                        4.0
U.S. Government & Agency Obligations                      25.6
U.S. Government Agency-Mortgage Backed Securities         28.3
Municipal Bonds                                            1.1
Cash & Other                                               7.1
                                                         -----
                                                         100.0%
                                                         =====




CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA:                    62.0%
AA:                      0.9%
A:                      17.5%
BBB:                    12.5%
Cash & Other:            7.1%

Report From the Fund Managers
Safeco Intermediate-Term Municipal Bond Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Intermediate-Term Municipal Bond Fund matched its benchmark index, the Lehman Brothers 7-Year Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     After gaining fairly steadily since last summer, bond prices moved down during most of the first quarter, recovering somewhat in late May and June. We underperformed during the period. The steep decline (approximately 100 basis point in a two-month period beginning in March and ending in May) hurt us, and the period of increased stability at the end of the quarter was not long enough for us to recover from the hit.

What changes did you make to the Fund and why?

     We did not make any changes in the basic structure of the fund. We did just one trade during each quarter. During the first quarter, we added to our position in Chicago, IL Tax Increment 5%. During the second quarter, we purchased Columbus, Ohio, general obligation bonds. These are very high credit-quality bonds from a state where a significant premium is usually paid by investors in order to gain the state tax exemption. The bonds, however, were sold at close to general market values. We believe that at some point in the future, the spread will widen out and their value will increase relative to other bonds.

Mary Metastasio -- Portfolio Manager
Stephen Bauer -- Portfolio Manager

Performance Overview & Highlights
Safeco Intermediate-Term Municipal Bond Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                      Six Month*   1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund             (1.03)%      (0.27)%      4.94%      5.25%
 Lehman Brothers 7-Year Municipal Bond Index              (1.03)%       0.50%       5.88%      6.04%
 Lipper, Inc. (Intermediate Municipal Bond Funds)         (1.00)%       0.02%       4.93%      5.29%
------------------------------------------------------------------------------------------------------

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.






<GRAPHIC OMITTED>


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30-day) ............   .14%
Weighted Average Maturity .........   .81 years



                                                       Percent of
TOP FIVE HOLDINGS                                      Net Assets
---------------------------------------------------   -----------
New York State Housing Finance Agency Health
   Facilities Revenue                                      4.3%
Tempe Arizona Unified High School District #213
   General Obligation                                      3.8
Chicago Illinois Metropolitan Water Reclamation
   District of Greater Chicago General Obligation          3.7
Ohio State Building Authority Adult Correction             3.4
Michigan State Trunk Line Revenue                          3.4



                     Percent of
 TOP FIVE STATES     Net Assets
-----------------   -----------
Washington              11.9%
Illinois                11.3
New York                10.9
Texas                   10.1
South Carolina           6.4


CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA:                    44.0%
AA:                     25.1%
A:                      12.6%
BBB:                    17.4%
Cash & Other:            0.9%

Report From the Fund Managers
Safeco Intermediate-Term U.S. Government Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Intermediate-Term U.S. Government Fund outperformed its benchmark index, the Lehman Intermediate Government Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     Rising interest rates marked a performance shift between the first and second quarters. While rates fell in the first quarter, favoring longer duration securities, rates began an upward climb in the second. The Fund's shorter duration, along with its exposure to mortgage-backed securities (MBS), allowed it to benefit from this rising interest-rate environment and contributed to improved performance relative to the benchmark for the first six months of the year.

What changes did you make to the Fund and why?

     Trading activity for the first six months was aimed at modestly lengthening the Fund's duration, increasing yield, and maintaining the MBS allocation.

     During the first half of the year, we sold a four-plus year Treasury to buy a longer duration Treasury security (2023 maturity) to increase the Fund's exposure to the long end of the yield curve and lengthen its duration. Some of the proceeds were also used to buy 30-year 5.5% FNMA pass-throughs to maintain the allocation of MBS slightly above 40%.

     The Fund used the cash from mortgage pay downs to purchase a 30-year 5.0% FNMA pass-through to maintain the allocation of MBS slightly above 40%. The Fund also sold an eight-year Treasury and bought a 10-year Federal Home Loan Bank (FHLB) bond. The FHLB bond yielded almost 1.5% more than the Treasury. This added both yield and duration to the portfolio.

Paul Stevenson, CFA -- Portfolio Manager
Lesley Fox -- Portfolio Manager
Tim Hokari -- Portfolio Manager

Performance Overview & Highlights
Safeco Intermediate-Term U.S. Government Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                     Six Month*   1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund            0.15%     (0.73)%      5.73%      6.29%
 Lehman Brothers Intermediate Government Index          (0.15)%     (0.48)%      6.25%      6.56%
 Merrill Lynch U.S. Treasury/Agency Master Index        (0.18)%     (1.29)%      6.66%      7.13%
 Lipper, Inc. (General U.S. Gov't Funds)                (0.32)%     (1.45)%      5.68%      6.14%
------------------------------------------------------------------------------------------------------


* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.





<GRAPHIC OMITTED>

The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30-day) ............   3.16%
Weighted Average Maturity .........   4.6 years

Report From the Fund Managers
Safeco Money Market Fund
As of June 30, 2004

How did the Fund Perform?

     The Fund had returns for the six-month period ending June 30, 2004 above the average of other taxable money market funds. However, the 12-month return on the Fund was lower than the 3.2% year-over-year increase in the Consumer Price Index (CPI) as of the end of June 2004.

What factors impacted the Fund's performance?

     After a full year of the Federal Funds target rate of 1.00%, the Federal Reserve's Open Market Committee (FOMC) finally raised the rate to 1.25% on June
30. The Fed Funds futures market anticipates a 0.25% rise in the rate at each of the four remaining FOMC meetings in 2004 and even higher rates in 2005.

     The main reason the Fund outperformed the Lipper benchmark was the large holdings (33%) of 7-day reset floating rate notes that reset off of the 1-month London inter-bank offer rate (LIBOR). LIBOR-based securities currently offer higher rates than other available money market securities, and the frequent rate reset of the notes captures higher rates more quickly in a rapidly rising rate environment. Also contributing to the superior returns were the Fund's holdings of longer-term corporate bonds purchased at relatively high yields on a steep money market yield curve.

What changes did you make to the Fund and why?

     We increased the allocation of floating rate notes. This has become our asset class of choice because the spread is much higher than commercial paper. We continued to reduce our holdings of Commercial paper (to 31% of Fund) relative to our peers (49% according to iMoneyNet). Commercial paper remains one of the lowest-yielding assets in the prime money markets.

     After rates had risen significantly, we made a purchase of a Federal Home Loan Bank (FHLB) thirteen-month maturity bond which is callable every three months and some purchases of one-year bank and broker paper.

Lesley Fox -- Portfolio Manager

Cathleen Beauchamp, CFA -- Portfolio Manager/Taxable Fixed Income Analyst

Performance Overview & Highlights
Safeco Money Market Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                  Six Month*   1 Year     5 Year     10 Year
-------------------------------------------------------------------------------------------------
 Safeco Money Market Fund                            0.25%        0.51%      2.86%      3.85%
 Lipper, Inc. (Money Market Funds)                   0.17%        0.35%      2.63%      3.81%
-------------------------------------------------------------------------------------------------


* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



Weighted Average Maturity .........   56 Days
7 Day Yield .......................   0.66%

Report From the Fund Managers
Safeco Municipal Bond Fund
As of June 30, 2004

How did the Fund perform?

     Though it had negative overall performance, the Safeco Municipal Bond Fund outperformed its benchmark Index, the Lehman Long Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     After a typical first quarter, long-term bond yields rose about 50 basis points during the second quarter. This was due to more news demonstrating a stronger economy and an increasing threat of renewed inflation, both of which could inspire the Federal Reserve to increase short-term yields at a faster pace than expected.

     With a longer average maturity than most of its peers, the Fund performed relatively poorly during the first half, as bond prices declined sharply.

What changes did you make to the Fund and why?

     Three new issues were purchased during the first half of 2004. All were rated A by Standard & Poor's, and offered significant additional yield to the benchmark AAA scale. In the first quarter, we purchased $4 million of Dorchester County School District 5.25 12/1/29 to yield 4.90%. These A-rated bonds provided 55 basis points more yield than AAA bonds, a very attractive spread.

     In the second quarter, Empire State Development Authority 5.125 7/1/21 came to market at a yield of 4.70%, 49 basis points more than AAA bonds. Puerto Rico Highway 5.125% 7/1/43 bonds were offered at a yield of 5.20%, which was an additional 42 basis points over AAA-rated bonds.

     We also swapped out of several bonds priced near par into deeper discounts. This move afforded a greater total return in the event of a market turnaround without adding significant downside potential.

Stephen Bauer -- Portfolio Manager
Mary Metastasio -- Portfolio Manager

Performance Overview & Highlights
Safeco Municipal Bond Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004             Six Month*    1 Year     5 Year     10 Year
-------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund                        (0.86)%      0.42%      5.90%      6.60%
 Lehman Brothers Long Municipal Bond Index         (1.26)%      0.53%      6.04%      7.08%
 Lipper, Inc. (General Municipal Bond Funds)       (0.99)%      0.32%      4.64%      5.40%
-------------------------------------------------------------------------------------------

 * Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.





<GRAPHIC OMITTED>


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.






Current Yield (30-day) ............   4.35%
Weighted Average Maturity .........   22.59 years



                                                      Percent of
TOP FIVE HOLDINGS                                     Net Assets
----------------------------------------------------------------

San Joaquin Hills Transportation Corridor Agency
   Senior Lien Toll Road Revenue                          3.9%
Massachusetts State Housing Finance Agency
   (Series B)                                             3.7
Indiana State Development Finance Authority
   Environmental Revenue                                  3.7
Los Angeles California Unified School District            2.7
Golden State Tobacco Securitization Corp. Tobacco
   Settlement Revenue                                     2.7





                     Percent of
TOP FIVE STATES      Net Assets
-----------------   -----------
California              20.4%
Texas                    7.3
Illinois                 6.9
Massachusetts            5.6
Washington               5.6


CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSET
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA:                    42.1%
AA:                     14.2%
A:                      14.2%
BBB:                    20.2%
BB:                      3.9%
Not Rated:               1.0%
Cash & Other:            4.4%

Report From the Fund Managers
Safeco Tax-Free Money Market Fund
As of June 30, 2004

How did the Fund perform?

     The Fund had returns above the average of other tax-free money market funds for the six-month period ending June 30, 2004.

What factors impacted the fund's performance?

     Although in absolute numbers the return is small, the fund has continued to fare well compared to its peers. The structure of the portfolio serves us well.

     As of June 30, 66% of the fund was invested in variable rate demand option
(VRDO) bonds which can be tendered on a daily or weekly basis, and 34% in six-month and one-year put bonds. The heavy weighting in VRDOs gives us liquidity and flexibility, along with a competitive yield. The longer put bonds let us lock in some higher rates on a smaller portion of the fund.

What changes did you make to the fund and why?

     We have not made any significant changes to the fund. The barbell strategy outlined above -- with a heavy concentration in VRDOs, a smaller concentration in put bonds, and not much in between -- has worked for us consistently.

Mary Metastasio -- Portfolio Manager

Stephen Bauer -- Portfolio Manager

Report From the Fund Manager
Safeco Tax-Free Money Market Fund
As of June 30, 2004

Average Annual Total Return
for the periods ended June 30, 2004                   Six Month*   1 Year     5 Year     10 Year
------------------------------------------------------------------------------------------------------
 Safeco Tax-Free Money Market Fund                     0.21%        0.43%      1.79%      2.45%
 Lipper, Inc. (Tax-Exempt Money Market Funds)          0.19%        0.37%      1.75%      2.40%
------------------------------------------------------------------------------------------------------

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Weighted Average Maturity .........   42 Days

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                       Safeco Tax-Free Money Market Fund*

Actual 7-day Yield                           0.50%
10% Tax Bracket Tax-Equivalent Yield         0.56%
15% Tax Bracket Tax-Equivalent Yield         0.59%
25% Tax Bracket Tax-Equivalent Yield         0.67%
28% Tax Bracket Tax-Equivalent Yield         0.69%
33% Tax Bracket Tax-Equivalent Yield         0.75%
35% Tax Bracket Tax-Equivalent Yield         0.77%

* Represents the Safeco Tax-Free Money Market Fund actual 7-day yield on June 30, 2004, and related tax-equivalent yields assuming various shareholder tax brackets. Tax-equivalent yield comparisons may vary with market conditions.

PIONEER HIGH YIELD FUND
Performance Update 7/30/04 Class A Shares

Share Prices and Distributions

                                                4/30/04             10/31/03
Net Asset Value per Share                      $ 11.73             $ 11.59

Distributions per Share       Net              Short-Term          Long-Term
(11/1/03 4/30/04)             Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.365          $                   $  0.0096

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns+
(As of April 30, 2004)

Value of $10,000 Investment

2/98              9,550           10,000          10,000
                  8,260            9,612           9,185
10/99            10,069           10,151          12,442
                 13,203            9,980          14,165
10/01            13,773            9,985          10,316
                 13,302            9,332          10,042
                 18,201           12,424          14,348
4/04             19,007           13,089          15,340

     Period         Net Asset Value     Public Offering Price*
----------------   -----------------   -----------------------
Life-of-Class
 (2/12/98)                11.92%                 11.10%
5 Years                   14.90                  13.86
1 Year                    17.87                  12.57

All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period.

                      Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                      + The performance of each class of the Fund from February 12, 1998 to February 25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

                      ++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management's Discussion of Fund Performance (as of April 30, 2004)

High-yield bonds continued a string of solid performance during the six months ended April 30, 2004. Here, Fund manager Margaret Patel explains the rebound in the high-yield market and the factors that influenced the Fund's performance.

Q: How did the Fund perform?

A: During the six months ended April 30, 2004, the Fund had a total return based on net asset value of 4.43% for the Fund's Class A shares, 4.01% for Class B shares, 4.07% for Class C shares, 4.65% for Class R shares, and 4.61% for Class Y shares. To compare, the Merrill Lynch High Yield Master II Index returned 5.35%.

Q: What was the environment like for the high-yield market during the past six months?

A: The yield spread, or differential, between high-yield bonds and comparable
   Treasuries narrowed, highlighting the solid performance of the high-yield market. This yield spread narrowing reflected a brighter outlook for the economy and the declining default rate among high-yield bonds. The Federal Reserve Board aided the positive backdrop by providing ample liquidity to the markets in the form of historically low interest rates. A modest level of new supply also benefited the high-yield market, helping to buoy price appreciation among outstanding bonds as demand for the asset class remained high. With interest rates so low, investors looked to the high-yield market for more attractive yields at a time when the strengthening economy made them more comfortable venturing there.

Q: Why did the Fund modestly under perform the Merrill Lynch High Yield Master
   II Index?

A: Much of the stronger relative performance offered by the index came from the out-performance of low-quality bonds rated CCC or lower. We had very little exposure to the lower-rated segments of the market, instead focusing more of the Fund on those securities rated BB or BBB. These higher-rated bonds tend to be more sensitive to changes in interest rates and, thus, suffered on a relative basis as yields on comparable intermediate Treasury securities rose during the period. However, we felt that the better-quality issues should offer more favorable performance at this juncture in the market cycle. In addition, more speculative industries, such as airlines, telecommunications and lower-tier electric utilities, were among the best performers during the period. We avoided these industries, feeling that they were too risky and did not meet our investment criteria, particularly because we believed that they were less likely to benefit from an economic upturn than the alternatives we found in other sectors.

Q: What was your strategy during the period?

A: We decreased the proportion of the Fund devoted to convertible securities from about 56% of the portfolio to just over 49%, and increased its stake in standard corporate high-yield bonds from about 43% to about 50%. We made this move because many convertible securities became fully valued, having benefited from low interest rates and the substantial increase in the underlying value of the issuing companies' stocks. We invested the proceeds from these sales in the areas we judged to be most attractively valued within the high-yield market. We also reduced the Fund's allocations to the technology and health care sectors, including investments in pharmaceutical and biotechnology companies. These securities offered substantial out-performance, reaching fully valued levels. In addition, some technology companies called a number of convertible bonds. That is, the issuers decided to redeem the bonds by paying them off, requiring us to surrender the securities. The assets we gained from our sales and redemptions were used to increase the Fund's focus on cyclical companies that we felt were best positioned to benefit from an improving economy. Overall, these firms should benefit from better supply and demand fundamentals, as well as being helped modestly by the cheapening U.S. dollar.

Q: Does your recent strategy mean you're gravitating away from a focus on convertible securities?

A: No, it does not. Convertible securities remain a viable investment alternative for the Fund. When we use them, we look for those convertibles that are selling at discounted prices and offering high yields. We invest in companies within industries where generic high yield bonds are not in strong supply, especially smaller companies within rapidly growing industries. Discounted convertible securities can offer appealing prospects because their prices can appreciate more than regular bonds if the underlying value of the company's stock rises. Also, holders of convertible bonds can earn attractive yields similar to those offered within the high-yield market.

Q: Which investments proved to be some of the top performers during the fiscal year? Which disappointed?

A: Tesoro Petroleum was one of the top performers during the period. This West
   Coast refining company profited from improved refining margins. Wabash National, which manufactures truck trailers, benefited from improved demand and better pricing. The health care sector offered particularly strong performance for the Fund, with Protein Design Labs, Enzon Pharmaceuticals, Human Genome, Ligand Pharmaceuticals and Sepracor all demonstrating success with drug discovery or bringing new pharmaceutical products forward for approval. In technology, Flir Systems, Xerox, Conexant Systems, Lam Research, Brooks Automation and Triquint Semiconductors all posted improved operating results driven by firmer pricing and a better outlook for the industry. Disappointments included basic materials holdings Freeport Mac MoRan and Inco. These holdings declined due to concerns about softening demand for their products from China. In addition, publisher Houghton Mifflin fell due to disappointing earnings results and projections.

Q: What is your outlook?

A: We remain optimistic because we expect corporate earnings growth rates to continue to come in above long-term averages as the U.S. economy expands. We also anticipate further declines in the default rate to well below its historical average of 3%, due to solid economic growth and substantial liquidity in the marketplace. Although we expect yields on Treasuries to rise, we feel that the extra income offered by high-yield bonds should outweigh the price erosion that accompanies such an increase. The outlook for the equity market is very bright, reflecting positive earnings forecasts. As a result, convertible securities could appreciate in price should the underlying stocks move upward in response to better earnings reports.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER BOND FUND
Performance Update 6/30/04 Class A Shares

Share Prices and Distribution

                                               6/30/04             6/30/03
Net Asset Value per Share                      $ 9.18              $ 9.41
Distributions per Share       Net              Short-Term          Long-Term
(7/1/03 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.5038         $  --               $  --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Lehman Brothers Aggregate Bond Index.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns+
(As of April 30, 2004)

Value of $10,000 Investment

6/94              9,550           10,000          10,000
                 10,642           11,277          11,255
6/96             11,070           11,801          11,819
                 11,854           12,715          12,783
6/98             13,045           14,150          14,129
                 13,221           14,532          14,572
6/00             13,392           15,158          15,235
                 14,825           16,846          16,947
6/02             15,944           18,234          18,410
                 17,759           20,630          20,325
6/04             18,289           20,483          20,391

  Period      Net Asset Value     Public Offering Price*
--------------------------------------------------------
10 Years            6.72%                  6.22%
5 Years             6.70                   5.73
1 Year              2.98                  -1.62

All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period.

                             Performance data shown represents past
                             performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

                             The Lehman Brothers Aggregate Bond Index is a widely recognized market value- weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management's Discussion of Fund Performance (as of June 30, 2004)

As market interest rates spiked up in the final half of the 12-month period ending June 30, 2004, high-yield corporate bonds and mortgage-backed securities provided the best defensive protection, as conditions changed in the U.S. fixed-income market. In the following discussion, Kenneth J. Taubes discusses the factors that influenced Pioneer Bond Fund's performance during the 12 months. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q: How did the Fund perform during the 12 months ended June 30, 2004?

A: In a challenging period for fixed-income investing, Pioneer Bond Fund outdistanced both market benchmarks and competitive peer group averages. For the 12 months, the Fund's Class A shares had a total return of 2.98%, while Class B and Class C shares returned 2.04% and 2.11%, respectively, all at net asset value. During the same 12 months, the Lehman Aggregate Bond Index had a return of 0.32%, while the average return of funds in Lipper's A-Rated Corporate Debt category was 0.04%. The Fund also continued to deliver a competitive yield. The standardized 30-day SEC yield on Class A shares on June 30, for example, was 4.30%.

Q: What were the factors that affected performance?

A: The Fund's performance was helped both by asset allocation and good security selection. We had the largest overweight positions in the two asset classes with the best performance during the 12 months: high-yield corporate bonds and mortgage-backed securities. Throughout the year, we kept the Fund's high-yield exposure close to the 20% limit of our policy. That strategy helped substantially as the high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 10.30% for the 12 months. We also had more than 40% of assets invested in mortgage securities during a period in which mortgages were the best performing part of the investment-grade fixed-income market. As a result, typically 60% to 65% of Fund assets were invested in the two best performing parts of the bond market. Both high-yield bonds and mortgage-backed securities tend to be more resistant to the effects of price losses from increasing interest-rates than other bonds because of their yield advantages. The performance of mortgage-backed securities is also helped by the tendency of mortgage prepayment risk to decline as interest rates rise. We held our allocation to Treasury securities, the worst performing part of the bond market, to less than 10% of assets during the period, and focused our Treasury exposure on inflation-protected Treasuries, which outperformed standard Treasury securities. Treasuries were the worst performing part of the fixed-income market. During the 12-month period, the prices of 10-year Treasuries declined by 7.5%.

Q: What types of security selections had the greatest influence on performance?


A: Several high-yield corporate bonds made significant contributions to performance. Bonds issued by Corning, which restructured its business to focus on the production of the material used for flat screen monitors, did very well, as did securities of retailer J.C. Penney, which improved its credit position through restructuring and the sale of its pharmacy chain division. Bonds issued by hotel chains also did well as the economy improved and business travel increased. Among the top performers in the portfolio were bonds issued by the Hilton, Starwood and John Q. Hammond hotel chains. The securities of insurance company Allmerica Financial also appreciated in price during the period as a result of that company's positive restructuring efforts.

Q: How would you describe the Fund's overall positioning?

A: We kept the Fund positioned to benefit from the improving economy, which helps support the corporate bond market, while guarding against the threat of rising interest rates. At the end of the fiscal year, on June 30, mortgage securities accounted for 44.9% of Fund assets, while corporate high-yield bonds made up 18.5% of the portfolio. About 30.3% of assets were in investment-grade corporates, and just 1.4% of assets were invested in Treasuries. Because rising interest rates tend to undermine bond prices, we shortened the Fund's duration to lower its sensitivity to changes in interest rates. Duration, a measure of interest-rate sensitivity, declined during the period from 4.7 years at the start of the fiscal year to 4.3 years on June 30, 2004. Average credit quality on June 30, 2004 was A.

Q: What is your outlook for the bond market?

A: We believe the economy is healthy and should continue to grow. Short-term rates currently are below the rate of inflation and should be expected to continue to rise in the coming months. The Federal Reserve began to raise the important Fed Funds rate, the most influential short-term rate, on June 30, and we expect further tightening by the Fed in the months ahead. We believe market rates on longer-term bonds, which rose in the months leading up to the June 30 announcement, probably are priced appropriately for current conditions, but pressure on shorter-term and intermediate-term interest rates should continue for several more quarters. The outlook for corporate securities appears good, however, as more companies gain additional pricing power, which should help them strengthen their balance sheets. We recently have initiated some positions in the steel industry, for example, an area we have generally avoided in the past. In this environment, we anticipate maintaining a focus on corporate bonds and mortgage-backed securities and expect to maintain the Fund's position to mute the impact of rising interest rates of short- and intermediate-term securities by keeping duration relatively short.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER TAX FREE INCOME FUND
Performance Update 6/30/04 Class A Shares

Share Prices and Distribution

                                                    6/30/04             12/31/03
Net Asset Value per Share                      $ 11.24             $ 11.70
Distributions Per Share       Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.272          $   --              $   --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns+
(As of April 30, 2004)

Value of $10,000 Investment

6/94              9,550           10,000
                  9,428            9,924
                 11,015           11,657
6/96             11,408           12,173
                 12,428           13,294
6/98             13,198           14,156
                 12,632           13,863
6/00             14,101           15,482
                 14,683           16,276
6/02             15,720           17,837
                 16,632           18,788
6/04             16,358           18,658

  Period      Net Asset Value     Public Offering Price*
----------   -----------------   -----------------------
10 Years            5.53%                  5.05%
5 Years             4.84                  3.89
1 Year              1.55                  -3.04

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                             Performance data shown represents past
                             performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

                             The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. A portion of the Fund's income may be subject to the Alternative Minimum Tax (AMT) or state and local taxes.

Portfolio Management's Discussion of Fund Performance (as of June 30, 2004)

     While yields and prices on municipal bonds fluctuated widely during the first half of 2004, on June 30, 2004, yields were higher and prices were lower than they had been six months before. In this environment, the Fund distributed a relatively high level of tax-free income to shareholders. In the following interview, David Eurkus, a member of Pioneer's Fixed-Income management team, discusses some of the factors that had an impact on the municipal bond market and your Safeco Fund.

Q: How did the Fund perform?

A: For the six-month period ended June 30, 2004, Pioneer Tax Free Income Fund's
   Class A shares produced a -1.65% return; Class B shares returned -1.96%;
   and Class C shares -1.96%, all at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index returned -0.68%, and the average return of the 302 funds in the Lipper General Municipal Debt Funds Category was -0.99%. Lipper is an independent monitor of mutual fund performance. While we shortened the duration of the Fund, we did not reduce it so much as to sacrifice yield. The funds in the Lipper category have a much shorter duration than the Fund; and that difference in duration accounted for the underperformance relative to Lipper. (Duration measures a bond's sensitivity to interest rate changes. In a rising interest rate environment, a shorter duration is usually advantageous because it mitigates price erosion.) The Fund's Class A shares generated a 30-day SEC tax-free yield of 5.23% as of June 30, 2004. That translates into a taxable equivalent yield of 8.05%, based on the maximum federal income-tax rate of 35%.

Q: Why did the Fund under perform the benchmark?

A: The relative underperformance of the Fund's tobacco bonds, which accounted for about 9% of net assets, was the primary detractor from performance versus the Lehman Brothers Municipal Bond Index. While tobacco bonds provided a very high level of income, their prices declined because certain court rulings regarding tobacco companies were interpreted negatively by the investment community. The Fund's allocation to transportation bonds, which was about 4% of net assets, also detracted from performance. During the period, Delta Airlines raised the possibility of filing for bankruptcy. While we did not hold Delta bonds, nearly all airline bonds were negatively affected by the company's announcement. The Fund's 34.6% allocation to AAA-rated bonds also held back total return.

Q: What was the investment environment like during the period?

A: There were two distinct environments during the period. For the first quarter of 2004, interest rates continued to decline, because investors were not sure about the sustainability of the economic recovery. As we moved into the second quarter, however, data began to indicate that the economy was on a relatively strong recovery course and that hundreds of thousands of new jobs had been created. The strong jobs numbers sparked concerns about accelerating inflation and higher interest rates. Against this backdrop, yields on both taxable and tax-free bonds rose sharply. While yields moved higher across all maturities, those on short-term bonds went up the most.

Q: What contributed to performance?

A: The declining interest rates in the first quarter of 2004 were a substantial help to performance. Also, the higher-yielding -- or below investment-grade -- bonds in the portfolio aided results.

Q: What were the principal strategies used in managing the Fund?

A: In keeping with the Fund's guidelines, we maintained our strategy of keeping up to 10% of net assets in below investment-grade securities, which enhanced the Fund's income and performance. The rest of the portfolio was invested in investment-grade bonds. We focused on economically sensitive market sectors, areas in which the underlying credit quality of fixed-income securities tends to improve during periods of economic recovery. These sectors included the hospital/health care, transportation, and power/energy parts of the market. As mentioned above, to moderate the Fund's price decline as interest rates rose, we shortened duration.

Q: What is your outlook?

A: We believe the economy will continue on a positive growth path. The Fed boosted rates by 0.25% on June 30, and we expect the central bank to continue making modest rate hikes over the second half of 2004. The Fed's actions could push short-term yields higher. We believe the possibility of higher interest rates will increase the level of income to the Fund. At the same time, the portfolio's shorter duration will help guard against the possibility of price loss as interest rates begin to rise. Another factor that could benefit the Fund is the significant decline in the issuance of new bonds. In 2003, low interest rates made it attractive for municipalities to borrow money in record numbers. In 2004, new issuance could be down as much as 20%. While supply may be down, demand remains constant. This supply/demand dynamic can raise the value of certain municipal bonds.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER AMERICA INCOME TRUST
Performance Update 6/30/04 Class A Shares

Share Prices and Distribution

                                                    6/30/04             12/31/03
Net Asset Value Per Share                      $ 9.72              $ 9.95
Distributions per Share       Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.2171         $                   $

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns+
(As of April 30, 2004)

Value of $10,000 Investment

6/94              9,550           10,000          10,000
                  9,580           10,130          10,077
                 11,119           11,832          11,926
6/96             11,374           12,466          12,255
                 12,342           13,648          13,429
6/98             13,302           14,599          14,752
                 12,965           14,869          14,421
6/00             14,467           16,529          16,331
                 15,324           17,888          17,513
6/02             16,821           19,452          19,527
                 17,069           20,045          19,988
6/04             17,045           20,200          19,964

  Period      Net Asset Value     Public Offering Price*
----------   -----------------   -----------------------
10 Years            5.97%                  5.48%
5 Years            5.64                   4.68
1 Year             -0.37                  -4.81

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                      Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

                      The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. Prior to May 1, 2003, the Trust's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Trust's Class A shares applies proportionately to Class B, C and R shares. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges.

                      You cannot invest directly in the Indexes.

Portfolio Management's Discussion of Fund Performance (as of June 30, 2004)

In an improving economy, uncertainty about rising interest rates dominated market sentiment. As a result, the yields on fixed-income securities declined and then rose, as investors tried to determine when the Federal Reserve would raise interest rates and by how much. In this volatile environment, Pioneer America Income Trust delivered a relatively high level of income to shareholders. In the interview below, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Trust over the past six months.

Q: How did the Trust perform during the six-month period ended June 30, 2004?

A: For the six-month period ended June 30, 2004, Class A shares of Pioneer
   America Income Trust produced a total return of -0.14% at net asset value. The Trust performed in line with the Lehman Brothers Government Bond Index, which returned -0.13% for the same period. It under performed the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which returned 0.77%. We attribute the Fund's underperformance relative to the Lehman Brothers Fixed-Rate Mortgage-Backed Index to the fact that the index has significant exposure to securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), which outperformed. Because these securities do not have the backing of the full faith and credit of the U.S. Government, we do not invest in them. The Trust outperformed the -0.32% return generated by the General U.S. Government Funds Category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 4.26%.

Q: What was the investment environment like during the period?

A: For the first three months of 2004, concerns about geopolitical issues and the "jobless" economic recovery kept interest rates at 45-year lows. When we moved into the second calendar quarter of 2004, however, the employment picture changed dramatically. Several hundred thousand jobs were added to the economy in April and May, leading to concerns about accelerating inflation, the pace of Federal Reserve tightening and higher interest rates. In this environment, market interest rates rose, causing the yield curve to flatten. (The yield curve shows the relationship between bond yields and maturity lengths.) Normally, the yield curve is positively sloped, with yields on long-term bonds exceeding those on short-term bonds. The yield curve flattens when yields on short term bonds rise more than those on long-term bonds, as was the case during the period. As interest rates rose, bond yields went up and prices declined.

Q: What investment strategies contributed to performance?

A: Nearly 75% of net assets were invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), which are backed by the full faith and credit of the U.S. government. (A full faith and credit backing applies to underlying Trust securities, not to Trust shares.) Because GNMA securities outperformed Treasuries, the Trust's focus on mortgages relative to the benchmark was the biggest aid to total return. In the volatile interest-rate environment, we were concerned about the prepayment risk that is associated with mortgage-backed securities. When interest rates decline, homeowners often "prepay" their existing mortgages and refinance their homes at a lower rate. Significant prepayment activity can result in declining yields and share prices in portfolios with investments in mortgages. To mitigate this risk, we selected mortgages that had lower weighted average coupon (stated rate of interest) rates, which we believe are less likely to be prepaid.

Q: What investment strategies detracted from performance?

A: Nearly 25% of the portfolio was invested in Treasury securities with predominantly short- and intermediate-term maturities. As yields on securities in these maturity ranges moved higher, their prices declined. As a result, the Trust's exposure to bonds in the middle of the yield curve held back results.

Q: What is your outlook over the next several months?

A: We believe the economy is on a sustained path for improvement and are concerned that the seeds for higher inflation are being planted. The Federal Reserve raised interest rates by 0.25% on June 30 and is likely to continue doing so at a measured pace over the next two years. As interest rates move higher, we will consider using a barbell strategy in managing the Treasury portion of the Trust -- that is, we may sell some of our intermediate-term holdings and add securities in the one-to-two-year range and in the 20 plus-year range. With this approach, the Trust should benefit from the higher yields that long-term bonds provide and from the relative price stability of short-term securities. We will also seek mortgage-backed securities that are selling at a discount and that can provide the Trust with relatively high yields as well as the potential for price appreciation.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER CASH RESERVES FUND
Performance Update 6/30/04

Share Prices

 Net Asset Value Per Share          6/30/04     12/31/03
---------------------------------------------------------
Class A Shares                      $ 1.00      $ 1.00
Class B Shares                      $ 1.00      $ 1.00
Class C Shares                      $ 1.00      $ 1.00
Class R Shares                      $ 1.00      $ 1.00

Distributions

      Per Share            Income         Short-Term        Long-Term
 (1/1/04 - 6/30/04)      Dividends      Capital Gains     Capital Gains
-----------------------------------------------------------------------
Class A Shares         $ 0.00089       $                 $
Class B Shares         $ 0.00024       $                 $
Class C Shares         $ 0.00024       $                 $
Class R Shares         $ 0.00030       $                 $

Yields*

                             7-Day          7-Day
                          Annualized     Effective **
-----------------------------------------------------
Class A Shares           0.35%          0.35%
Class B Shares           0.05%          0.05%
Class C Shares           0.05%          0.05%
Class R Shares           0.11%          0.11%

* The 7-day yields do not reflect the deduction of the contingent deferred sales charges (CDSC) for Class B (maximum 4%) and Class C (maximum 1%) shares. Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class B 0.48%, Class C 0.35% and Class R 0.06%. Class A share fees and expenses were not subsidized.

                             Performance data shown represents past
                             performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                             Pioneer has agreed to limit the fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

                             Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management's Discussion of Fund Performance (as of June 30, 2004)

Short-term interest rates remained at 46-year lows during the first half of 2004, although the U.S. Federal Reserve Board finally signaled a shift in its accommodative monetary policy on June 30 when it raised the key Fed Funds Rate from 1.00% to 1.25%. Throughout the six months, Pioneer Cash Reserves Fund maintained a $1 share price and provided modest current income consistent with the low yields available in the money market. The Fund invests exclusively in high quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two leading nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Fund shares.) In the following discussion, Andrew
D. Feltus reviews the investment environment and the strategies that affected Pioneer Cash Reserves Fund over the six months ended June 30, 2004. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q: How did the Fund perform during the first half of 2004?

A: For the six months ended June 30, 2004, Pioneer Cash Reserves Fund Class A shares had a total return of 0.09%, while Class B, Class C and Class R shares each had returns of 0.03%. All returns were at net asset value. For the same six months, the average return in Lipper's Money Market Fund category was 0.17%. On June 30, 2004, the Fund's seven-day effective yield for Class A shares was 0.35%.

Q: What factors affected Fund performance?

A: Short-term interest rates remained at historically low levels over the six months. It was a period, however, in which evidence steadily accumulated that the U.S. economy was recovering briskly. Growth Domestic Product
   (GDP), for example, grew by an annual rate of 3.9% for the first three months. The nation's industrial production increased by 5.6% since June 30, 2004, and the economy added 1.4 million new jobs during the same 12 months. Evidence of the economy's vibrancy became more persuasive during the six months, especially after the Department of Labor released an unexpectedly strong new-jobs report for March. Market interest rates began rising and expectations grew that the Federal Reserve Board finally would shift from its accommodative monetary policy and begin raising short-term interest rates. The Fed confirmed those expectations on the final day of the six month period when it raised the influential Fed Funds Rate by one quarter of one percent and signaled that it was likely to raise the rate further in subsequent months to head-off inflationary threats.

Q: Given this environment, what strategies did you pursue?

A: We held to our quality orientation in managing the Fund, but gradually lowered the effective duration from 61 days on December 31, 2003, to 51 days by June 30, 2004. We did this as we saw that the Federal Reserve was likely to begin to raise rates. A shorter duration portfolio gives the Fund more flexibility in investing in new, higher-yielding securities as rates start to rise.

Q: What is your investment outlook?

A: We anticipate that while the Federal Reserve will continue to stimulate continued economic growth, it is likely to raise short term rates further for the remainder of 2004 and at least the beginning of 2005. Given this outlook, we expect to keep effective duration relatively short to give us the flexibility to capture additional yield as rates rise. However, we also expect to take a more bar belled approach, with concentrations both in very short, one-to two-month securities and in one-year maturities, where higher yields are available. We also intend to consider opportunities to invest in floating-rate notes, where we can obtain higher yields without taking more risk.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     PIONEER CALIFORNIA TAX FREE INCOME FUND
                      (a series of Pioneer Series Trust II)

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 25, 2004

         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated October 25, 2004) which covers Investor Class shares of Pioneer California Tax Free Income Fund, a newly created series of Pioneer Series Trust II, to be issued in exchange for shares of Safeco California Tax-Free Income Fund, a series of Safeco Tax-Exempt Bond Trust. Please retain this Statement of Additional Information for further reference.

         The Prospectus is available to you free of charge (please call 1-800-407-7298).

INTRODUCTION..................................................................2

EXHIBITS......................................................................2

ADDITIONAL INFORMATION ABOUT PIONEER CALIFORNIA TAX FREE INCOME FUND..........2

         FUND HISTORY.........................................................2

         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS.....................2

         MANAGEMENT OF THE FUND..............................................23

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................31

         INVESTMENT ADVISORY AND OTHER SERVICES..............................31

         BROKERAGE ALLOCATION AND OTHER PRACTICES............................34

         CAPITAL STOCK AND OTHER SECURITIES..................................35

         PURCHASE, REDEMPTION AND PRICING OF SHARES..........................36

         TAXATION OF THE FUND................................................43

         UNDERWRITERS........................................................48

         CALCULATION OF PERFORMANCE DATA.....................................52

         FINANCIAL STATEMENTS................................................52

         ANNUAL FEE, EXPENSE AND OTHER INFORMATION...........................52

                                  INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated October 25, 2004 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Safeco California Tax-Free Income Fund, a series of Safeco Tax-Exempt Bond Trust, into Pioneer California Tax Free Income Fund, a newly created series of Pioneer Series Trust II, and in connection with the solicitation by the management of Safeco Tax-Exempt Bond Trust of proxies to be voted at the Meeting of Shareholders of Safeco California Tax-Free Income Fund to be held on December 8, 2004.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Safeco Tax-Exempt Bond Trust's statement of additional information, dated April 30, 2004 (File No. 33-53532), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072484) is incorporated herein by reference.

2. Safeco California Tax-Free Income Fund's Annual Report for the fiscal year ended December 31, 2003 (File No. 811-07300), as filed with the Securities and Exchange Commission on February 26, 2004 (Accession No.
     0001193125-04-030255) is incorporated herein by reference.

3. Safeco California Tax-Free Income Fund's Semi-Annual Report for the period ended June 30, 2004 (File No. 811-21460), as filed with the Securities and Exchange Commission on August 31, 2004 (Accession No. 0001143607-04-000012) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                     PIONEER CALIFORNIA TAX FREE INCOME FUND

FUND HISTORY

The fund is a diversified series of Pioneer Series Trust II, an open-end management investment company. The fund originally was established as Safeco California Tax-Free Income Fund, a series of Safeco Tax-Exempt Bond Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of Pioneer Series Trust II, a Delaware statutory trust, on August 8, 2004.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Debt Securities Rating Criteria

While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the bonds issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds") which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the fund will attain its investment objective. See Appendix A for a description of rating categories.

Investment grade debt securities are those rated "BBB" or higher by S&P or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, will consider if any action is appropriate in light of the fund's investment objective and policies. Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized statistical rating organizations.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Accordingly, investing in lower quality securities might not be consistent with preservation of capital. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The fund may invest up to xx% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. At December 31, 2004, xx% of the fund's total assets were rated BB (or were of equivalent quality), xxx% of the fund's total assets were rated B (or were of equivalent quality) and xxx% of the fund's total assets were rated below B (or were of equivalent quality).

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

Municipal Obligations

The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the fund and the value of the fund's portfolio would be affected. Additionally, the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Investments in Securities Issued by California and Its Municipalities

The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California (hereinafter "State" or "California") and its various political subdivisions and their ability to meet their debt service obligations.

Since during normal market conditions the California Tax-Free Income Fund plans to invest primarily in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by California and its political subdivisions. A more detailed description can be found in such official statements. The California Tax-Free Income Fund has not independently verified any of the information presented in this section.

General Economic Conditions. California's economy is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's population of approximately 35 million represents over 12 percent of the total United States population.

Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped in half from the recession to under 5%, its lowest level in three decades. The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. The severe financial challenges which have faced the State since early 2001 may continue for several years.

Job losses have been concentrated in the San Francisco Bay area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Unemployment reached almost 7% by year-end, at which time the State Department of Finance described the State economy as in a holding pattern. Personal income rose by only 1% in 2002. Residential construction and home sales remained strong, in part due to low interest rates, but nonresidential construction declined for the second consecutive year in 2002. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

The State is facing serious cash flow difficulties. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. Further external cash flow borrowings will be required into the 2003-2004 fiscal year. The State's ability to meet its cash requirements will continue to depend on access to capital markets until it brings revenues and expenses into closer balance.

2002 Budget Act. The 2002-2003 Budget, released on January 10, 2002 (the "2002-2003 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, were particularly impacted by the slowing economy and stock market decline. As a result, in January of 2002, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion. The May Revision to the 2002-2003 Governor's Budget (the "May Revision") projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

The 2002 Budget Act, signed by the Governor on September 5, 2002, closed the $23.6 billion budget gap between expenditures and revenues (the "Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. However, the State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit."

In late November 2002, the Governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities. In December 2002, the Governor released proposals for immediate action to reduce the projected two-year budget gap by about $10.2 billion ($5.5 billion for 2002-03). The Governor requested action on these proposals early in 2003 in order to maximize savings in Fiscal Year 2002-03. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for Fiscal Year 2002-03 and $5.3 billion for Fiscal Year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into Fiscal Year 2003-04) was for K-12 education funding. The spending reductions reflected the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the California Public Employees' Retirement System ("CalPERS"). However, the issuance of the pension obligation bonds may be delayed or cancelled for the Fiscal Year 2003-04 due to delays from litigation.

The 2003-04 Budget projected revenues from the three largest tax sources to be about $61.7 billion, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in Fiscal Years 2002-03 and 2003-04, respectively. The 2003-04 Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004, and proposed to close this shortfall with expenditure reductions including the reduction of the VLF backfill to cities and counties, the realignment of responsibility for certain health and welfare programs to cities and counties to be supported by increased sales tax, personal income tax and cigarette tax increases, fund shifts from the General Fund, revenues from the renegotiation of compacts with Indian tribes, and loans and borrowings.

On May 14, 2003, the Governor released the May Revision to the Budget. The May Revision reduced the revenue estimate for Fiscal Year 2003-04 to $70.8 billion from the 2003-04 Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. As a result, together with the lost opportunities for savings because of legislative action in lower amounts than requested by the Governor and higher than expected caseloads/populations for certain health and social services and correctional programs and required school payments, the May Revision estimated the budget gap for Fiscal Years2002-03 to 2003-04 increased from $34.6 billion to $38.2 billion.

The Governor made a number of fundamental changes in the May Revision from his earlier budget proposals. The Governor proposed to address the budget shortfalls in three phases: (1) eliminate the estimated $10.7 billion budget deficit by issuing fiscal recovery bonds ("FRBs"); (2) balance the 2003-04 Budget with a combination of measures ($5.3 billion of which were approved by the Legislature in March and April) including expenditure cuts, fund shifts, transfers, loans, and the realignment of certain health and social services programs from the State to counties; and (3) pursue legislative action during the balance of the 2003 Legislative session to enact structural reforms that would eliminate the estimated $7.9 billion remaining funding gap for Fiscal Year 2004-05.

Although the largest and most critical component of the budget proposals, the issuance of the FRBs is the subject of current litigation over Constitutional debt-limit provisions, and their issuance is uncertain. In addition, the Legislature established a Fiscal Recovery Fund to deposit revenues from a temporary 1/2(cent) sales taxes that begins July 1, 2004. The Legislature currently plans on paying the debt service on the FRBs from future appropriations from the Fiscal Recovery Fund.

In the event that litigation materially delays or prevents the issuance of the FRBs, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act that could be cut to address the shortfall, which would also result in a cash shortfall. The State would almost certainly be required to substantially reduce spending, raise taxes and/or incur other short-term or long-term borrowings.

2003 Budget Act. The 2003 Budget Act was adopted by the Legislature on July 29, 2003, and signed into law by the Governor on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision, including the issuance of FRBs to address the budget deficit. The 2003 Budget Act rejected the proposed realignment of certain health and social services programs, and instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources.

Under the 2003 Budget Act, General Fund revenues are projected to increase 3.3%, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporate a 4% increase in State tax revenues, as projected by the Legislative Analyst's Office ("LAO"), reflecting a correspondingly moderate growth in the State's economy.

General Fund expenditures are estimated to drop 9% from $78.1 billion in Fiscal Year 2002-03, to $71.1 billion in Fiscal Year 2003-04. Most of this decline can be explained by: (1) the suspension of VLF backfill payments to local governments; (2) additional Federal funds of approximately $1.5 billion under the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, which will be used to offset Medi-Cal costs and to cover other critical State program spending; (3) the anticipated receipt of $1.355 billion of pension obligation bond proceeds to cover CalPERS contributions; and (4) a one-time shift of Medi-Cal accounting from accrual to cash basis for estimated savings of approximately $930 million.

In its August 1, 2003 budget analysis, the LAO concluded that, absent the above-described factors, underlying spending for Fiscal Years 2002-03 and 2003-04 would be roughly equal. The LAO also concluded that Fiscal Year 2003-04 spending is considerably less than what would be required to maintain baseline spending for that fiscal year, which would encompass all spending requirements mandated by law at the outset of the fiscal year.

The 2003 Budget Act projects the June 30, 2004 reserve to be just over $2 billion. This reflects the assumed elimination of the $10.7 billion accumulated deficit. The LAO has predicted that additional Legislative action will be required in Fiscal Year 2004-05 to eliminate the estimated $7.9 billion remaining funding gap. Absent the corrective measures contained in the 2003 Budget Act, the State was projected to expend $90.9 billion in Fiscal Year 2003-04 rather than the budgeted $71.1 billion.

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Election of New Governor. Following the recall of Governor Davis, newly elected Governor Arnold Schwarzenegger began assembling his staff and evaluating the State's financial condition. As a result of his evaluation, he may take actions that could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

2004-2005 Fiscal Year Budget. On January 9, 2004, Governor Schwarzenegger released his proposed 2004-2005 Budget (the "2004-2005 Governor's Budget"). In order to address the State's $22 billion accumulated debt the Governor proposed a four-part recovery plan consisting of (i) the California Economic Recovery Bond Act authorizing, subject to voter approval, the issuance of up to $15 billion in bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004;
(ii) additional budget solutions to close the budget gap (see below); (iii) a constitutional amendment requiring the Sate to adopt a balanced budget; and (iv) improving the business and jobs climate in California in order to revitalize the State's economy an d improve revenue growth over time.

Under the 2004-2005 Governor's Budget, revenues are projected to grow from $74.6 billion in the current year to 76.4 billion in 2004-2005, an increase of 2.4%. Expenditures are projected to decline from 78 billion in 2003-2004 to 76.1 billion in 2004-2005. The 2004-2005 Governor's Budget proposes to address the $17 billion projected budget shortfall through $18 billion in budgetary solutions including $7.3 billion in program reductions and related cost savings in the current and budget years combined. These reductions include a $2 billion reduction in Proposition 98 spending (assistance to local public schools and community college districts) and a $950 million reduction in transportation spending related to suspension of Proposition 42 transfer (allocation of gasoline and diesel fuel sales tax revenues for specific transportation purposes, including highways, streets and roads, and transit improvements); over $700 million in reductions in higher education, backfilled in large part by student fee increases; a $1.4 billion reduction in social services related to grant reductions, cost of living adjustment deletions, and elimination of state-only services In-Home Supportive Services; a $1.1 billion reduction in Medi-Cal, primarily related to 10% provider rate reductions; and a $400 million unallocated reduction to corrections.

The 2004-2005 Governor's Budget also proposes to address the budget shortfall through using proceeds from the Governor's proposed economic recovery bond to offset $5 billion of the budget gap; other loans and borrowing, including $930 million related to a proposed pension obligation bond sale, $947 million related to Proposition 98 "settle-up" obligations for 2002-2003 and 2003-2004, which are being deferred until after 2005-2006; local government related actions including a $1.3 billion property tax shift from local government to schools, reduced funding for juvenile probation, and a reduction in transportation funding related to the suspension of the Proposition 42 transfer; and transfers, other revenues and funds shifts, including a one-time shift of about $685 million in transportation funds to the General Fund in 2003-2004 and $350 million in new federal funds.

Based on its forecast of lower revenues and higher costs in both 2003-2004 and 2004-2005, the LAO estimates that even if all the elements of the 2004-2005 Governor's Budget were adopted, 2004-2005 would end with a General Fund deficit of $783 million. In addition, the LAO projects that the State would face an operating shortfall of approximately $7 billion beyond 2004-2005, absent corrective action.

Bond Ratings. S&P, Moody's, and Fitch made rating reductions on the State's long-term bonds and cash flow notes in late 2002 or 2003. As of March, 2004, ,S&P and Fitch had reduced California's general obligation bond ratings to BBB, and Moody's had reduced its ratings to Baa1. These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Recent Developments Regarding Energy. From mid-2000 through early 2001, the State faced occasional shortages of electricity and dramatic increases in the spot market price for electricity, as a result of many complex factors deriving generally from a deregulation plan implemented in 1997. The three major investor-owned utilities in the State ("IOUs") purchased electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, which rose sharply, while the retail prices they could charge their residential and small business customers were capped at specified levels under the deregulation plan. By early January, 2001, the two largest IOUs had exhausted their cash reserves and could no longer purchase electricity in the spot market.

The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund.

The DWR has issued approximately $11.25 billion in revenue bonds and used the net proceeds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

The loans from the General Fund, banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefore or to make any appropriation for their payment.

Constitutional and Statutory Limitations on Taxing and Spending . The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as "Proposition 13."

Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value," which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, and (2) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction..

Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in Santa Clara County Local Transportation Authority v. Guardino, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court disapproved a December 15, 1997 holding in McBreaty v. City of Brawley in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the Guardino decision. The Supreme Court held that a local governmental entity's continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the City of La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the Guardino and City of La Habra decisions.

An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

Tobacco Litigation. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

During Fiscal Year 2001-2002, the General Fund received $478 million in settlement payments. Of that amount $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. During Fiscal Year 2002-2003, the General Fund received $474 million, all of which was deposited in the healthcare fund.

State law allows the issuance of revenue bonds to generate $5.0 billion for the General Fund during Fiscal Year 2002-03 secured by revenues received by the State under the settlement agreement beginning in Fiscal Year 2003-04. An initial sale producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced $2.264 billion in revenue, was completed in September 2003.

The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.

Pending Litigation. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately ten million (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

The State has also provided additional funding to counties and cities through various programs. The 2003 Budget Act and related legislation continue to provide assistance to local governments, including $238.2 million for various local public safety programs, including $100 million for the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, $100 million for county juvenile justice and crime prevention programs, and $38.2 million for reimbursement of jail booking fees. The 2003 Budget Act also provides $40.15 million for open space subvention reimbursements to cities and counties.

A program to offset a portion of the vehicle license fees (the "VLFs") paid by vehicle owners was established in 1998. The legislation that established the VLF offset program also provided that if there were insufficient General Fund monies to fully backfill the VLF offset, the percentage offset would be reduced proportionately to assure that local governments were not disadvantaged. In June 2003, it was determined that insufficient General Fund monies were available to continue to fund any portion of the VLF offsets. Accordingly, the VLFs paid by taxpayers returned to the pre-1999 level and the State is not being obligated to make any offset payments in Fiscal Year 2003-04. The 2003 Budget Act requires the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. Litigation has been filed challenging the restoration of the pre-1999 VLF levels.

The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to Work outcomes. Under Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2003-2004 CalWORKS caseload is projected to be 466,000, down from 480,000 cases in 2002-2003. This represents a major improvement from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

In 2003-2004 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance-of-effort ("MOE") requirement. In an effort to keep program expenditures within the Temporary Assistance for Needy Families ("TANF") Block Grant and TANF MOE amounts, the 2003 Budget suspends the October 2003 statutory cost-of-living adjustment for cash grants. The 2003 Budget Act includes a one-time augmentation of $91.9 million for employment services to enable recipients to leave aid and become self-sufficient. The 2003 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for 2003-04, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2003 Budget Act also includes a TANF reserve of $175.3 million, which is available for unanticipated needs in any program for which TANF block grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs.

Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.9 billion in State resources and $475 million in resources from the counties in Fiscal Year 2003-2004.

Obligations of Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Illiquid Securities

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer, the fund's investment adviser. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Zero Coupon and Deferred Interest Bonds

Tax-Exempt Bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

U.S. Government Securities

U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home

Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. The risks of investing in securities of non-U.S. issuers generally or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; and (ii) economic, political and social factors. The political and economic structures in certain countries are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. In the past, the economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Other Eligible Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; and (d) fixed income securities of corporate issuers. These securities may be denominated in any currency and, excluding the fund's permissible investments in below investment grade debt and convertible debt securities, will be rated, at the time of investment, Prime-1, Baa or better by Moody's Investors Service, Inc. ("Moody's"), or A-1, BBB or better by Standard & Poor's or determined by Pioneer to be of equivalent credit quality. During normal market conditions, the fund will only invest in the foregoing short-term investments for cash management purposes to an extent consistent with the fund's investment objective. When the fund adopts a defensive strategy due to adverse market, economic or other such conditions, the fund may not be able to achieve its investment objective.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.


Portfolio Turnover

The fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. While it does not intend to engage in short-term trading, the fund will not preclude itself from taking advantage of short-term trends and yield disparities that might occur from time to time. A higher portfolio turnover rate will result in correspondingly higher transaction costs. See Annual Fee, Expense and Other Information for the fund's annual portfolio turnover rate.

Futures Contracts

To hedge against changes in securities prices or interest rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices or rates that are currently available.

Other Considerations. The fund will engage in futures transactions in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts involve brokerage costs, require margin deposits and, in the case of contracts obligating the fund to purchase securities, require the fund to segregate assets to cover such contracts.

While transactions in futures contracts may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Inverse Floating Rate Securities

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Money Market Instruments

The fund may invest in short term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations includes certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Fundamental investment restrictions

The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

     (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers. For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth this restriction, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of thefund's assets that may be invested in municipal bonds insured by any given insurer. Governmental issuers of municipal securities are not considered part of any "industry." In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.

(9) Normally, the fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax and California state personal income tax.

Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

(1) The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(2) The fund may not engage in short sales, except short sales against the box.

(3) The fund will not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other Pioneer Funds, or Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other investment companies, , in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Trust.

(4) The fund does not invest in companies for the purposes of exercising control or management.

MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 65 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Fund      Service            Five Years                         this Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of Harbor Global
Jr. (78)*           Board, Trustee     2004. Serves       of Pioneer Global Asset            Company, Ltd.
                    and President      until retirement   Management S.p.A. ("PGAM");
                                       or removal.        Non-Executive Chairman and a
                                                          Director of Pioneer
                                                          Investment Management
                                                          USA Inc. ("PIM-USA");
                                                          Chairman and a
                                                          Director of Pioneer;
                                                          Director of Pioneer
                                                          Alternative Investment
                                                          Management Limited
                                                          (Dublin); President
                                                          and a Director of
                                                          Pioneer Alternative
                                                          Investment Management
                                                          (Bermuda) Limited and
                                                          affiliated funds;
                                                          President and Director
                                                          of Pioneer Funds
                                                          Distributor, Inc.
                                                          ("PFD"); President of
                                                          all of the Pioneer
                                                          Funds; and Of Counsel
                                                          (since 2000, partner
                                                          prior to 2000), Wilmer
                                                          Cutler Pickering Hale
                                                          and Dorr LLP (counsel
                                                          to PIM-USA and the
                                                          Pioneer Funds)
--------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood      Trustee and        Trustee since      President and Chief Executive      None
(52)*               Executive Vice     2004. Serves       Officer, PIM-USA since May, 2003
                    President          until a            (Director since January, 2001);
                                       successor          President and Director of
                                       trustee is         Pioneer since May, 2003;
                                       elected or         Chairman and Director of Pioneer
                                       earlier            Investment Management
                                       retirement or      Shareholder Services, Inc.
                                       removal.           ("PIMSS") since May, 2003;
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                          Executive Vice
                                                          President of all of
                                                          the Pioneer Funds
                                                          since June 3, 2003;
                                                          Executive Vice
                                                          President and Chief
                                                          Operating Officer of
                                                          PIM-USA, November
                                                          2000-May 2003;
                                                          Executive Vice
                                                          President, Chief
                                                          Financial Officer and
                                                          Treasurer, John
                                                          Hancock Advisers, LLC,
                                                          Boston, MA, November
                                                          1999-November 2000;
                                                          Senior Vice President
                                                          and Chief Financial
                                                          Officer, John Hancock
                                                          Advisers, LLC, April
                                                          1997-November 1999
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)        Trustee       Trustee since      President, Bush International      Director of Brady
3509 Woodbine Street,                  2004. Serves       (international financial           Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer),
                                       elected or                                            Millenium Chemicals, Inc.
                                       earlier                                               (commodity chemicals),
                                       retirement or                                         Mortgage Guaranty Insurance
                                       removal.                                              Corporation, and R.J.
                                                                                             Reynolds Tobacco Holdings,
                                                                                             Inc. (tobacco)
--------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl,       Trustee       Trustee since      Alexander Graham Bell Professor    None
M.D. (77)                              2004. Serves       of Health Care Entrepreneurship,
Boston University                      until a            Boston University; Professor of
Healthcare                             successor          Management, Boston University
Entrepreneurship                       trustee is         School of Management; Professor
Program, 53 Bay State                  elected or         of Public Health, Boston
Road, Boston, MA 02215                 earlier            University School of Public
                                       retirement or      Health; Professor of Surgery,
                                       removal.           Boston University School of
                                                          Medicine; and University
                                                          Professor, Boston University
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director, The Winthrop    None
(57)                                   2043. Serves       Group, Inc. (consulting firm);
1001 Sherbrooke Street                 until a            Professor of Management, Faculty
West, Montreal,                        successor          of Management, McGill University
Quebec, Canada                         trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      None
(56)                                   2004. Serves       Officer, Newbury, Piret &
One Boston Place, 28th                 until a            Company, Inc. (investment
Floor, Boston, MA 02108                successor          banking firm)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (75)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street, New                  2004. Serves       Cromwell (law firm)                Helvetia Fund, Inc.
York, NY 10004                         until a                                               (closed-end investment
                                       successor                                             company) and AMVESCAP PLC
                                       trustee is                                            (investment managers)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)       Trustee       Trustee since      President, John Winthrop & Co.,    None
One North Adgers                       2004. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships Held by
Fund Officers:                                                                               this Officer
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since September,   Secretary of PIM-USA; Senior       None
Bourassa (56)                          2004. Serves at    Vice President- Legal of
                                       the discretion     Pioneer; and Secretary/Clerk of
                                       of Board           most of PIM-USA's subsidiaries
                                                          since October 2000;
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003); and
                                                          Senior Counsel,
                                                          Assistant Vice
                                                          President and Director
                                                          of Compliance of
                                                          PIM-USA from April
                                                          1998 through October
                                                          2000
--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since September,   Assistant Vice President and       None
Kelley (39)         Secretary          2004. Serves at    Senior Counsel of Pioneer since
                                       the discretion     July 2002; Vice President and
                                       of Board           Senior Counsel of BISYS Fund
                                                          Services, Inc. (April 2001 to
                                                          June 2002); Senior Vice
                                                          President and Deputy General
                                                          Counsel of Funds Distributor,
                                                          Inc. (July 2000 to April 2001;
                                                          Vice President and Associate
                                                          General Counsel from July 1996
                                                          to July 2000); Assistant
                                                          Secretary of all Pioneer Funds
                                                          since September 2003
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
David C. Phelan     Assistant          Since September,   Partner, Wilmer Cutler Pickering   None
(47)                Secretary          2004. Serves at    Hale and Dorr LLP; Assistant
                                       the discretion     Secretary of all Pioneer Funds
                                       of Board           since September 2003
--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)   Treasurer          Since 2004.        Vice President-Fund Accounting,    None
                                       Serves at the      Administration and Custody
                                       discretion of      Services of Pioneer (Manager
                                       Board              from September 1996 to
                                                          February 1999); and
                                                          Treasurer of all of
                                                          the Pioneer Funds
                                                          (Assistant Treasurer
                                                          from June 1999 to
                                                          November 2000)
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2004.        Assistant Vice President-Fund      None
(39)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer
                                       Board              (Fund Accounting Manager from
                                                          1994 to 1999); and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since November 2000
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)  Assistant          Since 2004.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer; and
                                       Board              Assistant Treasurer of all of
                                                          the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------------------------------
Katharine Kim       Assistant          Since 2004.        Fund Administration Manager -      None
Sullivan (30)       Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Custody Services since June
                                       Board              2003; Assistant Vice President -
                                                          Mutual Fund Operations of State
                                                          Street Corporation from June
                                                          2002 to June 2003 (formerly
                                                          Deutsche Bank Asset Management);
                                                          Pioneer Fund Accounting,
                                                          Administration and Custody
                                                          Services (Fund Accounting
                                                          Manager from August 1999 to May
                                                          2002, Fund Accounting Services
                                                          Supervisor from 1997 to July
                                                          1999); Assistant Treasurer of
                                                          all Pioneer Funds since
                                                          September 2003
--------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees

Because the Trust is newly organized the Board of Trustees of Pioneer Series Trust II attended one meeting during the most recent fiscal year.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit

Marguerite A. Piret (Chair), Margaret B.W. Graham and John Winthrop

Independent Trustees

Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating

Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation

Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration

Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees did not hold any meetings, because the Trust is newly organized.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees aid to the Interested Trustees.

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the Fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o    the fund
o    an officer of the fund
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    an officer of Pioneer or PFD
o    any affiliate of Pioneer or PFD
o    an officer of any such affiliate

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $126,603 in each of 2002 and 2003.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund

o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the fund, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD

Factors Considered by the Independent Trustees in Approving the Management Contract. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

o the investment performance of the fund and other Pioneer Funds with similar investment strategies;

o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

o    the fund's projected total operating expenses;

o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

o    the profitability to Pioneer of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of similar funds advised by Pioneer since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

Proxy Voting Policies. Effective August 31, 2004, information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Not Applicable.

INVESTMENT ADVISORY AND OTHER SERVICES

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million and 0.40% on assets over $750 million. This fee is computed and accrued daily and paid monthly.

Prior to August 2, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.45% of the average daily net assets of the fund.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Expense Limit. Pioneer has agreed to waive all or part of its management fee or to reimburse the fund for other expenses (other than extraordinary expenses) to the extent the expenses of the fund's Class A shares exceed 0.86% of average daily net assets. The portion of fund expenses (including the amount of the management fee waived) attributable to other share class will be reduced only to the extent such expenses were reduced for the fund's Class A shares. If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund's Class A shares are subsequently less than 0.86% of average daily net assets, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's Class A expenses to exceed 0.86% of average daily net assets. Pioneer shall also be entitled to reimbursement of the amount of expenses that it waived or reimbursed with regard to any other authorized class of shares if the expense ratio of such other class is less than the expense ratio for that class in effect at the time the expense was incurred. In addition, the fund will not reimburse Pioneer for such waived fees or reimbursed expenses more than three years after such fees were waived or such expenses were incurred. Each class will reimburse Pioneer by no more than the dollar amount by which that class' expenses were reduced. Any differences in the fee waiver and limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. Pioneer expects to continue its limitation of expenses and subsequent reimbursement from the fund unless the expense limit and reimbursement agreement with the fund is terminated pursuant to the terms of the expense limit and reimbursement agreement. However, there can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. The fund may terminate the expense limit and reimbursement agreement, including its obligation to reimburse prior expenses, at any time.

Investor Class Shares Only. Through the second anniversary of the closing of the reorganization of the predecessor Safeco fund into the fund, Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) to the extent required to reduce Investor Class expenses to 0.61% of the average daily net assets attributable to Investor Class shares. There can be no assurance that Pioneer will extend the expense limitation beyond the two-year period.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. The costs of these services is based on direct costs and costs of overhead, subject to annual approval by the Board. See Annual Fee, Expense and Other Information for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Shareholder Servicing / Transfer Agent

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each Class A, Class B, Class C and Investor Class shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

Independent Registered Public Accounting Firm

Ernst & Young LLP, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

BROKERAGE ALLOCATION AND OTHER PRACTICES

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

CAPITAL STOCK AND OTHER SECURITIES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The trust's Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the trust consists of eight series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of fourclasses of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Investor Class shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares. All Investor Class shares of the fund, convert to Class A shares of the fund on December 31, 2006, as described in the fund's Investor Class prospectus.

As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Investor Class as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            Sales Charge as a % of
                                            ---------------------------------------------
                                            Offering          Net Amount        Dealer
Amount of Purchase                          Price             Invested          Reallowance
Less than $100,000                          4.50              4.71              4.00
$100,000 but less than $250,000             3.50              3.63              3.00
$250,000 but less than $500,000             2.50              2.56              2.00
$500,000 but less than $1,000,000           2.00              2.04              1.75
$1,000,000 or more                          0.00              0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved; however, pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Class R shares may aggregate purchases by beneficiaries of such plans only if the pension, profit-sharing or other employee benefit trust has determined that it does not require the services provided under the Class R Service Plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans

1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans

0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $10 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by

PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                            CDSC as a % of Dollar
 Year Since Purchase                        Amount Subject to CDSC
 First                                               4.0
 Second                                              4.0
 Third                                               3.0
 Fourth                                              3.0
 Fifth                                               2.0
 Sixth                                               1.0
 Seventh and thereafter                              0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years (five years in the case of Class B shares issued to former shareowners of Pioneer Intermediate Tax-Free Fund in connection with the reorganization described above) after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Investor Class shares

No front-end, deferred or asset based sales charges are applicable to Investor Class shares.

Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B or Class C shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B or Class C shares sold by a dealer during a particular period.

PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, Class B and Class C Shares) . A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing www.pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund and Pioneer Tax Free Money Market Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Investor Class shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

TAXATION OF THE FUND

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

If the fund did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level at a maximum 35% federal income tax rate, and when such income is distributed, to a further tax at the shareholder level.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. The fund generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

The fund will not invest in certain "private activity bonds" that generate interest that constitute items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. However, all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay qualified dividend income, dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund.

Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest and capital gain (if any), with respect to its investments in those countries which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing though to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the fund's distributions from net capital gain will qualify for this deduction.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

CALIFORNIA STATE AND LOCAL TAX MATTERS

If the fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. The fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of the fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

The fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of the fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of the fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.

UNDERWRITERS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Investor Class shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

          o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

          o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     o as provided in the fund's prospectus or statement of additional information; or

     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Investor Class shares are not subject to a CDSC.

CALCULATION OF PERFORMANCE DATA

See Annual Fee, Expense and Other Information for performance information for each class of fund shares as of the most recently completed fiscal year.

FINANCIAL STATEMENTS

Safeco California Tax-Free Income Fund's (the predecessor to Pioneer California Tax Free Income Fund) financial statements and financial highlights for the fiscal year ended December 31, 2003 appearing in the fund's annual report, as filed with the SEC on February 26, 2004 (Accession No. 0001193125-04-030255), and the fund's unaudited financial statements as of June 30, 2004, as filed with the SEC on August 26, 2004 (Accession No. 0001193125-04-000012) are incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

Safeco California Tax-Free Income Fund's annual and semi-annual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

Not applicable(1)

Share Ownership

Not applicable(1)

Trustee Ownership of Shares of the Fund and Other Pioneer Funds

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2003. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2003. The dollar ranges in this table are in accordance with SEC requirements.

------------------------------------------------------------------------------------------------------------
Name of Trustee                                                  Aggregate Dollar Range of Equity
                                     Dollar Range of Equity      Securities in All Registered Investment
                                     Securities in the Fund(1)   Companies in the Pioneer Family of Funds
------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                   None                        Over $100,000
------------------------------------------------------------------------------------------------------------
Osbert M. Hood                       None                        Over $100,000
------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------
Mary K. Bush                         None                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.              None                        $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                 None                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                  None                        $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Stephen K. West                      None                        Over $100,000
------------------------------------------------------------------------------------------------------------
John Winthrop                        None                        Over $100,000
------------------------------------------------------------------------------------------------------------

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

------------------------------------------------------------------------------------------------------------
                                                         Pension or
                                   Aggregate             Retirement Benefits    Total Compensation from
                                   Compensation          Accrued as Part of     the Fund and Other
Name of Trustee                    from Fund**           Fund Expenses          Pioneer Funds***
------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr*.                         $500                  $0.00                 $19,200.00
------------------------------------------------------------------------------------------------------------
Osbert M. Hood*+                            $500                                         11,520.00
------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------
Mary K. Bush                              $1,000                  0.00                  104,000.00
------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.                   $1,000                  0.00                   99,750.00
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                      $1,000                  0.00                  104,000.00
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                       $1,000                  0.00                  113,562.50
------------------------------------------------------------------------------------------------------------
Stephen K. West                           $1,000                  0.00                   99,750.00
------------------------------------------------------------------------------------------------------------
John Winthrop                             $1,000                  0.00                   99,750.00
------------------------------------------------------------------------------------------------------------
Total:                                    $7,000                 $0.00                 $651,532.50
------------------------------------------------------------------------------------------------------------

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
**   Estimated for the fiscal year ended December 31, 2005.
*** For the calendar year ended December 31, 2003. There are 65 U.S. registered investment portfolios in the Pioneer Family of Funds.

Approximate Management Fees the Fund Paid or Owed Pioneer

Not applicable(1)

Fees the Fund Paid to Pioneer under the Administration Agreement

Not applicable(1)

Carryovers of Distribution Expenses

Not applicable(1)

Approximate Net Underwriting Commissions Retained by PFD (Class A)

Not applicable(1)

Approximate Commissions Reallowed to Dealers (Class A)

Not applicable(1)

Fund Expenses under the Distribution Plans

Not applicable(1)

CDSCs

Not applicable(1)

Brokerage and Underwriting Commissions (Portfolio Transactions)

Not applicable(1)

Capital Loss Carryforwards as of December 31, 2003

Not applicable(1)

Average Annual Total Returns (December 31, 2003)

Not applicable(1)

(1) As of December 31, 2003, the fund had not yet commenced operations. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.

                        PIONEER GROWTH OPPORTUNITIES FUND
                      (a series of Pioneer Series Trust II)

                       STATEMENT OF ADDITIONAL INFORMATION


                                October 25, 2004

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated October 25, 2004) which covers Investor Class shares of Pioneer Growth Opportunities Fund (the "fund"), a newly created series of Pioneer Series Trust II, to be issued in exchange for shares of Safeco Growth Opportunities Fund, a series of Safeco Common Stock Trust. Please retain this Statement of Additional Information for further reference.


         The Prospectus is available to you free of charge (please call 1-800-407-7298).

INTRODUCTION.................................................................2

EXHIBITS.....................................................................2

ADDITIONAL INFORMATION ABOUT PIONEER GROWTH OPPORTUNITIES FUND...............2

         FUND HISTORY........................................................2

         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS....................2

         MANAGEMENT OF THE FUND..............................................20

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.................28

         INVESTMENT ADVISORY AND OTHER SERVICES..............................28

         BROKERAGE ALLOCATION AND OTHER PRACTICES............................31

         CAPITAL STOCK AND OTHER SECURITIES..................................32

         PURCHASE, REDEMPTION AND PRICING OF SHARES..........................33

         TAXATION OF THE FUND................................................39

         UNDERWRITERS........................................................45

         CALCULATION OF PERFORMANCE DATA.....................................49

         FINANCIAL STATEMENTS................................................49

         ANNUAL FEE, EXPENSE AND OTHER INFORMATION...........................49

                                  INTRODUCTION


This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated October 25, 2004 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Safeco Growth Opportunities Fund, a series of Safeco Common Stock Trust, into Pioneer Growth Opportunities Fund, a newly created series of Pioneer Series Trust II, and in connection with the solicitation by the management of Safeco Common Stock Trust of proxies to be voted at the Meeting of Shareholders of Safeco Growth Opportunities Fund to be held on December 8, 2004.


                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Safeco Common Stock Trust's statement of additional information, dated April 30, 2004 (File No. 33-36700), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072454) is incorporated herein by reference.

2. Safeco Growth Opportunities Fund's Annual Report for the fiscal year ended December 31, 2003 (File No. 811-06167), as filed with the Securities and Exchange Commission on February 26, 2004 (Accession No.
     0001193125-04-030270) is incorporated herein by reference.

3. Safeco Growth Opportunities Fund's Semi-Annual Report for the period ended June 30, 2004 (File No. 811-06167), as filed with the Securities and Exchange Commission on August 26, 2004 (Accession No. 0001193125-04-147286) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                        PIONEER GROWTH OPPORTUNITIES FUND

FUND HISTORY

The fund is a diversified series of Pioneer Series Trust II, an open-end management investment company. The fund originally was established as Safeco Growth Fund, a series of Safeco Common Stock Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of Pioneer Series Trust II, a Delaware statutory trust, on August 8, 2004.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectus and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

Illiquid Securities

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Investments in Initial Public Offerings

To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the fund's investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the fund's portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

Debt Securities Selection

In selecting debt securities for the fund, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the fund's liquidity requirements. Once Pioneer determines to allocate a portion of the fund's assets to debt securities, Pioneer generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the fund is investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities

The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories. The fund may invest in debt securities rated "C" or better.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm

Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments

The fund may invest in debt obligations of foreign governments. An investment in debt obligations of foreign governments and their political subdivisions (sovereign debt) involves special risks which are not present when investing in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt issues. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Other Eligible Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; and (d) fixed income securities of corporate issuers. These securities may be denominated in any currency and, excluding the fund's permissible investments in below investment grade debt and convertible debt securities, will be rated, at the time of investment, Prime-1, Baa or better by Moody's Investors Service, Inc. ("Moody's"), or A-1, BBB or better by Standard & Poor's or determined by Pioneer to be of equivalent credit quality. During normal market conditions, the fund will only invest in the foregoing short-term investments for cash management purposes to an extent consistent with the fund's investment objective. When the fund adopts a defensive strategy due to adverse market, economic or other such conditions, the fund may not be able to achieve its investment objective.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again.

Investments in Emerging Markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Free Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund's investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund's operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may also affect the values of the fund's investments and the availability to the fund of additional investments in such countries. In the past, the economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again. Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, custodial, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Real Estate Investment Trusts ("REITs") and Associated Risk Factors

REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). In some cases, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example, when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. The fund's annual portfolio turnover rate may exceed 100%. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders.

Foreign Currency Transactions

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The fund will engage in futures and related options transactions in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Equity Swaps, Caps, Floors and Collars

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the fund's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Warrants and Stock Purchase Rights

The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Market Segments

The fund may not "concentrate" its assets in securities of companies in a particular industry. The fund would be concentrating if it invested more than 25% of its assets in the securities of issuers within the same industry. At times, more than 25% of the fund's assets may be invested in the same market segment, such as financials or technology. To the extent that the fund emphasizes its investments in a market segment, the fund may be subject to a greater degree to the risks particular to such segment and experience greater market fluctuation than a fund without the same exposure to those industries. For example, the industries in the financial segment are subject to extensive government regulation and can be significantly affected by availability and cost of capital funds, changes in competition among industries in the segment, changes in interest rates, and the rate of corporate and consumer debt defaults. The industries in the technology segment can be significantly affected by rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Fundamental Investment Restrictions

The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed); (b) borrow up to an additional 5% of the fund's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

         (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund will rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

 (1) The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

 (2) The fund may not engage in short sales, except short sales against the box.

 (3) The fund will not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other Pioneer Funds, or Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other investment companies, , in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Trust.

(4) The fund does not invest in companies for the purposes of exercising control or management

MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 65 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Fund      Service            Five Years                         this Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of Harbor Global
Jr. (78)*           Board, Trustee     2003. Serves       of Pioneer Global Asset            Company, Ltd.
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Director of Pioneer
                                       removal.           Alternative Investment
                                                          Management Limited
                                                          (Dublin); President
                                                          and a Director of
                                                          Pioneer Alternative
                                                          Investment Management
                                                          (Bermuda) Limited and
                                                          affiliated funds;
                                                          President and Director
                                                          of Pioneer Funds
                                                          Distributor, Inc.
                                                          ("PFD"); President of
                                                          all of the Pioneer
                                                          Funds; and Of Counsel
                                                          (since 2000, partner
                                                          prior to 2000), Wilmer
                                                          Cutler Pickering Hale
                                                          and Dorr LLP (counsel
                                                          to PIM-USA and the
                                                          Pioneer Funds)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood      Trustee and        Trustee since      President and Chief Executive      None
(52)*               Executive Vice     2003. Serves       Officer, PIM-USA since May, 2003
                    President          until a            (Director since January, 2001);
                                       successor          President and Director of
                                       trustee is         Pioneer since May, 2003;
                                       elected or         Chairman and Director of Pioneer
                                       earlier            Investment Management
                                       retirement or      Shareholder Services, Inc.
                                       removal.           ("PIMSS") since May, 2003;
                                                          Executive Vice
                                                          President of all of
                                                          the Pioneer Funds
                                                          since June 3, 2003;
                                                          Executive Vice
                                                          President and Chief
                                                          Operating Officer of
                                                          PIM-USA, November
                                                          2000-May 2003;
                                                          Executive Vice
                                                          President, Chief
                                                          Financial Officer and
                                                          Treasurer, John
                                                          Hancock Advisers, LLC,
                                                          Boston, MA, November
                                                          1999-November 2000;
                                                          Senior Vice President
                                                          and Chief Financial
                                                          Officer, John Hancock
                                                          Advisers, LLC, April
                                                          1997-November 1999

--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)        Trustee       Trustee since      President, Bush International      Director of Brady
3509 Woodbine Street,                  2003. Serves       (international financial           Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer),
                                       elected or                                            Millennium Chemicals, Inc.
                                       earlier                                               (commodity chemicals),
                                       retirement or                                         Mortgage Guaranty Insurance
                                       removal.                                              Corporation and R.J.
                                                                                             Reynolds Tobacco Holdings,
                                                                                             Inc. (tobacco)
--------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl,       Trustee       Trustee since      Alexander Graham Bell Professor    None
M.D. (77)                              2003. Serves       of Health Care Entrepreneurship,
Boston University                      until a            Boston University; Professor of
Healthcare                             successor          Management, Boston University
Entrepreneurship                       trustee is         School of Management; Professor
Program, 53 Bay State                  elected or         of Public Health, Boston
Road, Boston, MA 02215                 earlier            University School of Public
                                       retirement or      Health; Professor of Surgery,
                                       removal.           Boston University School of
                                                          Medicine; and University
                                                          Professor, Boston University
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director, The Winthrop    None
(57)                                   2003. Serves       Group, Inc. (consulting firm);
1001 Sherbrooke Street                 until a            Professor of Management, Faculty
West, Montreal,                        successor          of Management, McGill University
Quebec, Canada                         trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      None
(56)                                   2003. Serves       Officer, Newbury, Piret &
One Boston Place, 28th                 until a            Company, Inc. (investment
Floor, Boston, MA 02108                successor          banking firm)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (75)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street, New                  2003. Serves       Cromwell (law firm)                Helvetia Fund, Inc.
York, NY 10004                         until a                                               (closed-end investment
                                       successor                                             company) and AMVESCAP PLC
                                       trustee is                                            (investment managers)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)       Trustee       Trustee since      President, John Winthrop & Co.,    None
One North Adgers                       2003. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------

Fund Officers:
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships Held by
                                                                                             this Officer
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2003.        Secretary of PIM-USA; Senior       None
Bourassa (56)                          Serves at the      Vice President - Legal of
                                       discretion of      Pioneer; and Secretary/Clerk of
                                       Board              most of PIM-USA's subsidiaries
                                                          since October 2000;
                                                          Assistant Secretary of
                                                          all of the Pioneer
                                                          Funds since November
                                                          2000; Senior Counsel,
                                                          Assistant Vice
                                                          President and Director
                                                          of Compliance of
                                                          PIM-USA from April
                                                          1998 through October
                                                          2000
--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2003.        Assistant Vice President and       None
Kelley (39)         Secretary          Serves at the      Senior Counsel of Pioneer since
                                       discretion of      July 2002; Vice President and
                                       Board              Senior Counsel of BISYS Fund
                                                          Services, Inc. (April 2001 to
                                                          June 2002); Senior Vice
                                                          President and Deputy General
                                                          Counsel of Funds Distributor,
                                                          Inc. (July 2000 to April 2001;
                                                          Vice President and Associate
                                                          General Counsel from July 1996
                                                          to July 2000); Assistant
                                                          Secretary of all Pioneer Funds
                                                          since September 2003
--------------------------------------------------------------------------------------------------------------------------
David C. Phelan     Assistant          Since 2003.        Partner, Wilmer Cutler Pickering   None
(46)                Secretary          Serves at the      Hale and Dorr LLP; Assistant
                                       discretion of      Secretary of all Pioneer Funds
                                       the Board          since September 2003
--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)   Treasurer          Since 2003.        Vice President-Fund Accounting,    None
                                       Serves at the      Administration and Custody
                                       discretion of      Services of Pioneer (Manager
                                       Board              from September 1996 to February
                                                          1999); and Treasurer of all of
                                                          the Pioneer Funds (Assistant
                                                          Treasurer from June 1999 to
                                                          November 2000)
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2003.        Assistant Vice President-Fund      None
(39)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer
                                       Board              (Fund Accounting Manager from
                                                          1994 to 1999); and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since November 2000
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)  Assistant          Since 2003.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer; and
                                       Board              Assistant Treasurer of all of
                                                          the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------------------------------

Katharine Kim       Assistant          Since 2003.        Fund Accounting Manager - Fund     None
Sullivan (30)       Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer; and
                                       the Board          Assistant Treasurer of all of
                                                          the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees

Because the Trust is newly organized the Board of Trustees of Pioneer Series Trust II attended one meeting during the most recent fiscal year.

The Board of Trustees has an Audit Committee, a Nominating Committee, a Valuation Committee, an Independent Trustees Committee and a Policy Administration Committee. Committee members are as follows:

Audit
-----
Marguerite A. Piret (Chair), Margaret B.W. Graham and John Winthrop

Independent Trustees
--------------------
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
----------
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation
---------
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration
---------------------
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees did not hold any meetings, because the Trust is newly organized.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees did not hold any meetings, because the Trust is newly organized.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officer and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.
o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.
o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o    the fund
o    an officer of the fund
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    an officer of Pioneer or PFD
o    any affiliate of Pioneer or PFD
o    an officer of any such affiliate

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $126,603 in 2002 and 2003, respectively.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund
o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the fund, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD

Factors Considered by the Independent Trustees in Approving the Management Contract. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

     o the investment performance of the fund and other Pioneer Funds with similar investment strategies;

     o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

     o    the fund's projected total operating expenses;

     o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

     o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

     o    the profitability to Pioneer of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of similar funds management by Pioneer since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Not Applicable.

INVESTMENT ADVISORY AND OTHER SERVICES

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money; if any, and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.70% of the fund's average daily net assets up to $250 million, 0.65% of the next $500 million; 0.60% on the next $500 million and 0.55% on assets over $1.25 billion. This fee is computed and accrued daily and paid monthly.

Prior to August 1, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.65% of the average daily net assets of the fund.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Expense Limit. Pioneer has agreed to waive all or part of its management fee or to reimburse the fund for other expenses (other than extraordinary expenses) to the extent the expenses of the fund's Class A shares exceed 1.30% of average daily net assets. The portion of fund expenses (including the amount of the management fee waived) attributable to other share class will be reduced only to the extent such expenses were reduced for the fund's Class A shares. If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund's Class A shares are subsequently less than 1.30% of average daily net assets, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's Class A expenses to exceed 1.30% of average daily net assets. Pioneer shall also be entitled to reimbursement of the amount of expenses that it waived or reimbursed with regard to any other authorized class of shares if the expense ratio of such other class is less than the expense ratio for that class in effect at the time the expense was incurred. In addition, the fund will not reimburse Pioneer for such waived fees or reimbursed expenses more than three years after such fees were waived or such expenses were incurred. Each class will reimburse Pioneer by no more than the dollar amount by which that class' expenses were reduced. Any differences in the fee waiver and limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. Pioneer expects to continue its limitation of expenses and subsequent reimbursement from the fund unless the expense limit and reimbursement agreement with the fund is terminated pursuant to the terms of the expense limit and reimbursement agreement. However, there can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. The fund may terminate the expense limit and reimbursement agreement, including its obligation to reimburse prior expenses, at any time.

Investor Class Shares Only. Through the second anniversary of the closing of the reorganization of the predecessor Safeco fund into the fund, Pioneer has contractually agreed not to impose all or a portion of its management and, if necessary, to limit other ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) to the extent required to reduce Investor Class expenses to 1.05% of the average daily net assets attributable to Investor Class shares. There can be no assurance that Pioneer will extend the expense limitation beyond the two-year period.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. The costs of these services is based on direct costs and costs of overhead, subject to annual approval by the Board. See Annual Fee, Expense and Other Information for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Shareholder Servicing / Transfer Agent

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $26.60 for each Class A, Class B, Class C and Investor Class shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

Cusdodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

Independent Registered Public Accounting Firm

Ernst & Young LLP, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

BROKERAGE ALLOCATION AND OTHER PRACTICES

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

CAPITAL STOCK AND OTHER SECURITIES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The trust's Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the trust consists of eight series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Investor Class shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares. All Investor Class shares of the fund, convert to Class A shares of the fund on December 31, 2006, as described in the fund's Investor Class prospectus.

As a Delaware statutory trust, the fund's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.


PURCHASE, REDEMPTION AND PRICING OF SHARES

SALES CHARGES

The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Investor Shares as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            Sales Charge as a % of
                                            ----------------------
                                            Offering          Net Amount        Dealer
Amount of Purchase                          Price             Invested          Reallowance
Less than $50,000                           5.75              6.10              5.00
$50,000 but less than $100,000              4.50              4.71              4.00
$100,000 but less than $250,000             3.50              3.63              3.00
$250,000 but less than $500,000             2.50              2.56              2.00
$500,000 but less than $1,000,000           2.00              2.04              1.75
$1,000,000 or more                          0.00              0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved; however, pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Class R shares may aggregate purchases by beneficiaries of such plans only if the pension, profit-sharing or other employee benefit trust has determined that it does not require the services provided under the Class R Service Plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $10 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                           CDSC as a % of Dollar
Year Since Purchase                        Amount Subject to CDSC
First                                               4.0
Second                                              4.0
Third                                               3.0
Fourth                                              3.0
Fifth                                               2.0
Sixth                                               1.0
Seventh and thereafter                              0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Investor Class shares

No front-end, deferred or asset based sales charges are applicable to Investor Class shares.

Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B or Class C shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B or Class C shares sold by a dealer during a particular period. PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP"). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFoneSM"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com
     --------------------

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B, Class C and Investor Class shares (except for Pioneer Cash Reserves Fund and Pioneer Tax Free money Market Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The fund generally values its portfolio securities using closing market prices or readily available market quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's Trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Investor Class shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

TAXATION OF THE FUND

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the fund did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level at a maximum 35% federal income tax rate, and when such income is distributed, to a further tax at the shareholder level.

Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund generally distributes any net short- and long-term capital gains in November. The fund generally pays dividends from any net investment income in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by the fund from REITs are qualified dividend income only in limited circumstances.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend (that is, when the declared dividend belongs to the seller, rather than the buyer on or after the ex-dividend date) with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. In connection with tax reporting to shareholders, the fund will provide shareholders with information as to the portion of the distributions which may qualify for treatment as qualified dividend income.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the fund or its shareholders in future years.

If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

Dividends received by the fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

UNDERWRITERS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Investor Class shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's

          Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     o as provided in the fund's prospectus or statement of additional information; or

     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Investor Class shares are not subject to a CDSC.

CALCULATION OF PERFORMANCE DATA

See Annual Fee, Expense and Other Information for performance information for each class of fund shares as of the most recently completed fiscal year.

FINANCIAL STATEMENTS

Safeco California Tax-Free Income Fund's (the predecessor to Pioneer California Tax Free Income Fund) financial statements and financial highlights for the fiscal year ended December 31, 2003 appearing in the fund's annual report, as filed with the SEC on February 26, 2004 (Accession No. 0001193125-04-072454) and the fund's unaudited financial statements as of June 30, 2004, as filed with the SEC on August 26, 2004 (Accession No. 0001193125-04-147286) are incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

Safeco California Tax-Free Income Fund's annual and semi-annual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

Not applicable(1)

Share Ownership

Not applicable(1)

Trustee Ownership of Shares of the Fund and Other Pioneer Funds

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2003. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2003. The dollar ranges in this table are in accordance with SEC requirements.

------------------------------------------------------------------------------------------------------------
Name of Trustee                                                  Aggregate Dollar Range of Equity
                                     Dollar Range of Equity      Securities in All Registered Investment
                                     Securities in the Fund(1)   Companies in the Pioneer Family of Funds
------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                   None                        Over $100,000
------------------------------------------------------------------------------------------------------------
Osbert M. Hood                       None                        Over $100,000
------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------
Mary K. Bush                         None                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.              None                        $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                 None                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                  None                        $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Stephen K. West                      None                        Over $100,000
------------------------------------------------------------------------------------------------------------
John Winthrop                        None                        Over $100,000
------------------------------------------------------------------------------------------------------------

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

------------------------------------------------------------------------------------------------------------
                                                         Pension or
                                                         Retirement Benefits    Total Compensation from
                                   Aggregate             Accrued as Part of     the Fund and Other Pioneer
                                   Compensation from     Fund Expenses          Funds***
Name of Trustee                    Fund**
------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr*.                        $500                  $0.00                  $19,200.00
------------------------------------------------------------------------------------------------------------
Osbert M. Hood*+                           $500                                          11,520.00
------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------
Mary K. Bush                              $1,000                 0.00                   104,000.00
------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.                   $1,000                 0.00                    99,750.00
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                      $1,000                 0.00                   104,000.00
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                       $1,000                 0.00                   113,562.50
------------------------------------------------------------------------------------------------------------
Stephen K. West                           $1,000                 0.00                    99,750.00
------------------------------------------------------------------------------------------------------------
John Winthrop                             $1,000                 0.00                    99,750.00
                                                                                         ---------
------------------------------------------------------------------------------------------------------------
Total:                                    $7,000                 $0.00                  $651,532.50
------------------------------------------------------------------------------------------------------------

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
**   Estimated for the fiscal year ended December 31, 2005.
*** For the calendar year ended December 31, 2003. There are 65 U.S. registered investment portfolios in the Pioneer Family of Funds.

Approximate Management Fees the Fund Paid or Owed Pioneer

Not applicable(1)

Fees the Fund Paid to Pioneer under the Administration Agreement

Not applicable(1)

Carryovers of Distribution Expenses

Not applicable(1)

Approximate Net Underwriting Commissions Retained by PFD (Class A)

Not applicable(1)

Approximate Commissions Reallowed to Dealers (Class A)

Not applicable(1)

Fund Expenses under the Distribution Plans

Not applicable(1)

CDSCs

Not applicable(1)

Brokerage and Underwriting Commissions (Portfolio Transactions)

Not applicable(1)

Capital Loss Carryforwards as of December 31, 2003

Not applicable(1)

Average Annual Total Returns (December 31, 2003)

Not applicable(1)

(1) As of December 31, 2003, the fund had not yet commenced operations. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.

                           PIONEER MUNICIPAL BOND FUND
                      (a series of Pioneer Series Trust II)

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 25, 2004

         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated October 25, 2004) which covers Investor Class shares of Pioneer Municipal Bond Fund (the "fund"), a newly created series of Pioneer Series Trust II, to be issued in exchange for shares of beneficial interest of Safeco Municipal Bond Fund, a series of Safeco Tax-Exempt Bond Trust. Please retain this Statement of Additional Information for further reference.

         The Prospectus is available to you free of charge (please call 1-800-407-7298).

INTRODUCTION..................................................................2

EXHIBITS......................................................................2

ADDITIONAL INFORMATION ABOUT PIONEER MUNICIPAL BOND FUND......................2

         FUND HISTORY.........................................................2

         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS.....................2

         MANAGEMENT OF THE FUND..............................................13

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF

         SECURITIES..........................................................21

         INVESTMENT ADVISORY AND OTHER SERVICES..............................22

         BROKERAGE ALLOCATION AND OTHER PRACTICES............................24

         CAPITAL STOCK AND OTHER SECURITIES..................................25

         PURCHASE, REDEMPTION AND PRICING OF SHARES..........................27

         TAXATION OF THE FUND................................................33

         UNDERWRITERS........................................................38

         CALCULATION OF PERFORMANCE DATA.....................................42

         FINANCIAL STATEMENTS................................................42

         ANNUAL FEE, EXPENSE AND OTHER INFORMATION...........................43

                                  INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated October 25, 2004 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Safeco Municipal Bond Fund, a series of Safeco Tax-Exempt Bond Trust, into Pioneer Municipal Bond Fund, a newly created series of Pioneer Series Trust II, and in connection with the solicitation by the management of Safeco Tax-Exempt Bond Trust of proxies to be voted at the Meeting of Shareholders of Safeco Municipal Bond Fund to be held on December 8, 2004.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Safeco Tax-Exempt Bond Trust's statement of additional information, dated April 30, 2004 (File No. 33-53532), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072484) is incorporated herein by reference.

3. Safeco Municipal Bond Fund's Annual Report for the fiscal year ended December 31, 2003 (File No. 811-07300), as filed with the Securities and Exchange Commission on February 26, 2004 (Accession No.
     0001193125-04-030255) is incorporated herein by reference.

2. Safeco Municipal Bond Fund's Semi-Annual Report for the period ended June 30, 2004 (File No. 811-07300), as filed with the Securities and Exchange Commission on August 26, 2004 (Accession No. 0001193125-04-147198) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                           PIONEER MUNICIPAL BOND FUND

FUND HISTORY

The fund is a diversified series of Pioneer Series Trust II, an open-end management investment company. The fund originally was established as Safeco Municipal Bond Fund, a series of Safeco Tax-Exempt Bond Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of Pioneer Series Trust II, a Delaware statutory trust, on August 8, 2004.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

Debt Securities Rating Criteria

While ratings at the time of purchase will determine which securities may be acquired, a subsequent reduction in rating will not require the fund to dispose of the securities. Investment in lower-quality securities may provide higher yields than higher-rated securities; however, the added risk of investing in lower quality securities might not be consistent with preservation of capital. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the bonds issued by or on behalf of states, counties and municipalities of the U.S. and their authorities and political subdivisions ("Tax-Exempt Bonds") which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. There is no assurance the fund will attain its investment objective. See Appendix A for a description of rating categories.

Investment grade debt securities are those rated "BBB" or higher by S&P or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, will consider if any action is appropriate in light of the fund's investment objective and policies. Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other nationally recognized statistical rating organizations.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Accordingly, investing in lower quality securities might not be consistent with preservation of capital. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The fund may invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. At December 31, 2003, xx% of the fund's total assets were rated BB (or were of equivalent quality), xxx% of the fund's total assets were rated B (or were of equivalent quality) and xxx% of the fund's total assets were rated below B (or were of equivalent quality).

For purposes of the fund's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

Municipal Obligations

The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

The yields on Tax-Exempt Bonds are dependent on a variety of factors, including general money market conditions, general conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The value of outstanding Tax-Exempt Bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of Tax-Exempt Bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount, and, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of the Tax-Exempt Bonds held in the fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on Tax-Exempt Bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Bonds for investment by the fund and the value of the fund's portfolio would be affected. Additionally, the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Illiquid Securities

The fund will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer, the fund's investment adviser. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Zero Coupon and Deferred Interest Bonds

Tax-Exempt Bonds in which the fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to service its debt, but generally require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in value than debt obligations which make regular payments of interest. The fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. Since no cash is received at the time of accrual, the fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.

Residual Interests in Municipal Securities

Certain municipal securities are divided into short-term and long-term components. The short-term component has a long-term maturity, but pays interest at a short-term rate that is reset by means of a "dutch auction" or similar method at specified intervals (typically 35 days). The long-term component or "residual interest" pays interest at a rate that is determined by subtracting the interest paid on the short-term component from the coupon rate on the municipal securities themselves. Consequently, the interest rate paid on residual interests will increase when short-term interest rates are declining and will decrease when short-term interest rates are increasing. This interest rate adjustment formula results in the market value of residual interests being significantly more volatile than that of ordinary municipal securities. In a declining interest rate environment, residual interests can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders. However, because of the market volatility associated with residual interests, the fund will not invest more than 10% of its total assets in residual interests in municipal securities.

U.S. Government Securities

U.S. government securities in which the fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. The risks of investing in securities of non-U.S. issuers generally or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; and (ii) economic, political and social factors. The political and economic structures in certain countries are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. In the past, the economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Other Eligible Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; and (d) fixed income securities of corporate issuers. These securities may be denominated in any currency and, excluding the fund's permissible investments in below investment grade debt and convertible debt securities, will be rated, at the time of investment, Prime-1, Baa or better by Moody's Investors Service, Inc. ("Moody's"), or A-1, BBB or better by Standard & Poor's or determined by Pioneer to be of equivalent credit quality. During normal market conditions, the fund will only invest in the foregoing short-term investments for cash management purposes to an extent consistent with the fund's investment objective. When the fund adopts a defensive strategy due to adverse market, economic or other such conditions, the fund may not be able to achieve its investment objective.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

The fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. While it does not intend to engage in short-term trading, the fund will not preclude itself from taking advantage of short-term trends and yield disparities that might occur from time to time. A higher portfolio turnover rate will result in correspondingly higher transaction costs. See Annual Fee, Expense and Other Information for the fund's annual portfolio turnover rate.

Futures Contracts

To hedge against changes in securities prices or interest rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price and rate of return on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices or rates that are currently available.

Other Considerations. The fund will engage in futures transactions in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The fund will engage in transactions in futures contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts involve brokerage costs, require margin deposits and, in the case of contracts obligating the fund to purchase securities, require the fund to segregate assets to cover such contracts.

While transactions in futures contracts may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the fund than if it had not entered into any futures contracts. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss.

Inverse Floating Rate Securities

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and may pay a portion of the income or fee earned thereon to the borrower, lending agent or other intermediary. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Money Market Instruments

The fund may invest in short term money market instruments including commercial bank obligations and commercial paper. These instruments may be denominated in both U.S. and, to a limited extent, foreign currency. The fund's investment in commercial bank obligations includes certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances. Obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

The fund's investments in commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Fundamental investment restrictions

The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

         (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers. For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth this restriction, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of th efund's assets that may be invested in municipal bonds insured by any given insurer. Governmental issuers of municipal securities are not considered part of any "industry." In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.

(9) Normally, the fund will invest at least 80% of its net assets in investments the income from which will be exempt from regular federal income tax.

Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

(1) The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(2) The fund may not engage in short sales, except short sales against the box.

(3) The fund will not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other Pioneer Funds, or Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other investment companies, , in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Trust.

(4) The fund does not invest in companies for the purposes of exercising control or management.

MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 65 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------------------------------------------------
                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Fund      Service            Five Years                         this Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of Harbor Global
Jr. (78)*           Board, Trustee     2004. Serves       of Pioneer Global Asset            Company, Ltd.
                    and President      until retirement   Management S.p.A. ("PGAM");
                                       or removal.        Non-Executive Chairman and a
                                                          Director of Pioneer
                                                          Investment Management
                                                          USA Inc. ("PIM-USA");
                                                          Chairman and a
                                                          Director of Pioneer;
                                                          Director of Pioneer
                                                          Alternative Investment
                                                          Management Limited
                                                          (Dublin); President
                                                          and a Director of
                                                          Pioneer Alternative
                                                          Investment Management
                                                          (Bermuda) Limited and
                                                          affiliated funds;
                                                          President and Director
                                                          of Pioneer Funds
                                                          Distributor, Inc.
                                                          ("PFD"); President of
                                                          all of the Pioneer
                                                          Funds; and Of Counsel
                                                          (since 2000, partner
                                                          prior to 2000), Wilmer
                                                          Cutler Pickering Hale
                                                          and Dorr LLP (counsel
                                                          to PIM-USA and the
                                                          Pioneer Funds)
--------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood      Trustee and        Trustee since      President and Chief Executive      None
(52)*               Executive Vice     2004. Serves       Officer, PIM-USA since May, 2003
                    President          until a            (Director since January, 2001);
                                       successor          President and Director of
                                       trustee is         Pioneer since May, 2003;
                                       elected or         Chairman and Director of Pioneer
                                       earlier            Investment Management
                                       retirement or      Shareholder Services, Inc.
                                       removal.           ("PIMSS") since May, 2003;
                                                          Executive Vice
                                                          President of all of
                                                          the Pioneer Funds
                                                          since June 3, 2003;
                                                          Executive Vice
                                                          President and Chief
                                                          Operating Officer of
                                                          PIM-USA, November
                                                          2000-May 2003;
                                                          Executive Vice
                                                          President, Chief
                                                          Financial Officer and
                                                          Treasurer, John
                                                          Hancock Advisers, LLC,
                                                          Boston, MA, November
                                                          1999-November 2000;
                                                          Senior Vice President
                                                          and Chief Financial
                                                          Officer, John Hancock
                                                          Advisers, LLC, April
                                                          1997-November 1999
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)        Trustee       Trustee since      President, Bush International      Director of Brady
3509 Woodbine Street,                  2004. Serves       (international financial           Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer),
                                       elected or                                            Millenium Chemicals, Inc.
                                       earlier                                               (commodity chemicals),
                                       retirement or                                         Mortgage Guaranty Insurance
                                       removal.                                              Corporation, and R.J.
                                                                                             Reynolds Tobacco Holdings,
                                                                                             Inc. (tobacco)
--------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl,       Trustee       Trustee since      Alexander Graham Bell Professor    None
M.D. (77)                              2004. Serves       of Health Care Entrepreneurship,
Boston University                      until a            Boston University; Professor of
Healthcare                             successor          Management, Boston University
Entrepreneurship                       trustee is         School of Management; Professor
Program, 53 Bay State                  elected or         of Public Health, Boston
Road, Boston, MA 02215                 earlier            University School of Public
                                       retirement or      Health; Professor of Surgery,
                                       removal.           Boston University School of
                                                          Medicine; and University
                                                          Professor, Boston University
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director, The Winthrop    None
(57)                                   2004. Serves       Group, Inc.(consulting firm);
1001 Sherbrooke Street                 until a            Professor of  Management, Faculty
West, Montreal,                        successor          of Management, McGill University
Quebec, Canada                         trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      None
(56)                                   2004. Serves       Officer, Newbury, Piret &
One Boston Place, 28th                 until a            Company, Inc. (investment
Floor, Boston, MA 02108                successor          banking firm)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (75)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street, New                  2004. Serves       Cromwell (law firm)                Helvetia Fund, Inc.
York, NY 10004                         until a                                               (closed-end investment
                                       successor                                             company) and AMVESCAP PLC
                                       trustee is                                            (investment managers)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)       Trustee       Trustee since      President, John Winthrop & Co.,    None
One North Adgers                       2004. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships Held by
Fund Officers:                                                                               this Officer
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since September,   Secretary of PIM-USA; Senior       None
Bourassa (56)                          2004. Serves at    Vice President- Legal of
                                       the discretion     Pioneer; and Secretary/Clerk of
                                       of Board           most of PIM-USA's subsidiaries
                                                          since October 2000;
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003); and
                                                          Senior Counsel,
                                                          Assistant Vice
                                                          President and Director
                                                          of Compliance of
                                                          PIM-USA from April
                                                          1998 through October
                                                          2000
--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since September,   Assistant Vice President and       None
Kelley (39)         Secretary          2004. Serves at    Senior Counsel of Pioneer since
                                       the discretion     July 2002; Vice President and
                                       of Board           Senior Counsel of BISYS Fund
                                                          Services, Inc. (April 2001 to
                                                          June 2002); Senior Vice
                                                          President and Deputy General
                                                          Counsel of Funds Distributor,
                                                          Inc. (July 2000 to April 2001;
                                                          Vice President and Associate
                                                          General Counsel from July 1996
                                                          to July 2000); Assistant
                                                          Secretary of all Pioneer Funds
                                                          since September 2003
--------------------------------------------------------------------------------------------------------------------------
David C. Phelan     Assistant          Since September,   Partner, Wilmer Cutler Pickering   None
(47)                Secretary          2004. Serves at    Hale and Dorr LLP; Assistant
                                       the discretion     Secretary of all Pioneer Funds
                                       of Board           since September 2003
--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)   Treasurer          Since 2004.        Vice President-Fund Accounting,    None
                                       Serves at the      Administration and Custody
                                       discretion of      Services of Pioneer (Manager
                                       Board              from September 1996 to
                                                          February 1999); and
                                                          Treasurer of all of
                                                          the Pioneer Funds
                                                          (Assistant Treasurer
                                                          from June 1999 to
                                                          November 2000)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2004.        Assistant Vice President-Fund      None
(39)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer
                                       Board              (Fund Accounting Manager from
                                                          1994 to 1999); and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since November 2000
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)  Assistant          Since 2004.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer; and
                                       Board              Assistant Treasurer of all of
                                                          the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------------------------------
Katharine Kim       Assistant          Since 2004.        Fund Administration Manager -      None
Sullivan (30)       Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Custody Services since June
                                       Board              2003; Assistant Vice President -
                                                          Mutual Fund Operations of State
                                                          Street Corporation from June
                                                          2002 to June 2003 (formerly
                                                          Deutsche Bank Asset Management);
                                                          Pioneer Fund Accounting,
                                                          Administration and Custody
                                                          Services (Fund Accounting
                                                          Manager from August 1999 to May
                                                          2002, Fund Accounting Services
                                                          Supervisor from 1997 to July
                                                          1999); Assistant Treasurer of
                                                          all Pioneer Funds since
                                                          September 2003
--------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees

Because the Trust is newly organized the Board of Trustees of Pioneer Series Trust II attended one meeting during the most recent fiscal year.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
Marguerite A. Piret (Chair), Margaret B.W. Graham and John Winthrop

Independent Trustees
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees did not hold any meetings, because the Trust is newly organized.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees aid to the Interested Trustees.

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the Fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o     the fund
o     an officer of the fund
o     a related fund
o     an officer of any related fund
o     Pioneer
o     PFD
o     an officer of Pioneer or PFD
o     any affiliate of Pioneer or PFD
o     an officer of any such affiliate

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $126,603 in each of 2002 and 2003.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund
o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the fund, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD

Factors Considered by the Independent Trustees in Approving the Management Contract. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

     o the investment performance of the fund and other Pioneer Funds with similar investment strategies;

     o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

     o    the fund's projected total operating expenses;

     o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

     o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

     o    the profitability to Pioneer of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of similar funds advised by Pioneer since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

Proxy Voting Policies. Effective August 31, 2004, information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Not Applicable.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million and 0.40% on assets over $750 million. This fee is computed and accrued daily and paid monthly.

Prior to August 2, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.45% of the average daily net assets of the fund.

See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years.

Expense Limit. Pioneer has agreed to waive all or part of its management fee or to reimburse the fund for other expenses (other than extraordinary expenses) to the extent the expenses of the fund's Class A shares exceed 0.87% of average daily net assets. The portion of fund expenses (including the amount of the management fee waived) attributable to other share class will be reduced only to the extent such expenses were reduced for the fund's Class A shares. If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund's Class A shares are subsequently less than 0.87% of average daily net assets, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's Class A expenses to exceed 0.87% of average daily net assets. Pioneer shall also be entitled to reimbursement of the amount of expenses that it waived or reimbursed with regard to any other authorized class of shares if the expense ratio of such other class is less than the expense ratio for that class in effect at the time the expense was incurred. In addition, the fund will not reimburse Pioneer for such waived fees or reimbursed expenses more than three years after such fees were waived or such expenses were incurred. Each class will reimburse Pioneer by no more than the dollar amount by which that class' expenses were reduced. Any differences in the fee waiver and limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. Pioneer expects to continue its limitation of expenses and subsequent reimbursement from the fund unless the expense limit and reimbursement agreement with the fund is terminated pursuant to the terms of the expense limit and reimbursement agreement. However, there can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006. The fund may terminate the expense limit and reimbursement agreement, including its obligation to reimburse prior expenses, at any time.

Investor Class Shares Only. Through the second anniversary of the closing of the reorganization of the predecessor Safeco fund into the fund, Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) to the extent required to reduce Investor Class expenses to 0.62% of the average daily net assets attributable to Investor Class shares. There can be no assurance that Pioneer will extend the expense limitation beyond the two-year period.]

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. The costs of these services is based on direct costs and costs of overhead, subject to annual approval by the Board. See Annual Fee, Expense and Other Information for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Shareholder Servicing / Transfer Agent

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each Class A, Class B, Class C and Investor Class shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

Independent Registered Public Accounting Firm

Ernst & Young LLP, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

BROKERAGE ALLOCATION AND OTHER PRACTICES

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Securities purchased and sold on behalf of the fund normally will be traded in the over-the counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer over which it or its affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in Annual Fee, Expense and Other Information for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

CAPITAL STOCK AND OTHER SECURITIES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The trust's Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently, the trust consists of eight series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Investor Class shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares. All Investor Class shares of the Fund, convert to Class A shares of the fund on December 31, 2006, as described in the fund's Investor Class prospectus.

As a Delaware business trust, the fund's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

PURCHASE, REDEMPTION AND PRICING OF SHARES

SALES CHARGES

The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Investor Class as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            Sales Charge as a % of
                                            ----------------------
                                            Offering          Net Amount        Dealer
Amount of Purchase                          Price             Invested          Reallowance
Less than $100,000                          4.50              4.71              4.00
$100,000 but less than $250,000             3.50              3.63              3.00
$250,000 but less than $500,000             2.50              2.56              2.00
$500,000 but less than $1,000,000           2.00              2.04              1.75
$1,000,000 or more                          0.00              0.00              see below

The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved; however, pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code which are eligible to purchase Class R shares may aggregate purchases by beneficiaries of such plans only if the pension, profit-sharing or other employee benefit trust has determined that it does not require the services provided under the Class R Service Plan. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.

No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans

1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans

0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $10 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.

Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI.

If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount which would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                            CDSC as a % of Dollar
 Year Since Purchase                        Amount Subject to CDSC
 First                                               4.0
 Second                                              4.0
 Third                                               3.0
 Fourth                                              3.0
 Fifth                                               2.0
 Sixth                                               1.0
 Seventh and thereafter                              0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years (five years in the case of Class B shares issued to former shareowners of Pioneer Intermediate Tax-Free Fund in connection with the reorganization described above) after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore,

Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares. In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Investor Class Shares

No front-end, deferred or asset based sales charges are applicable to Investor Class shares.

Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B or Class C shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B or Class C shares sold by a dealer during a particular period.

PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, Class B and Class C Shares) . A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A or Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.

TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing www.pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund and Pioneer Tax Free Money Market Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

PRICING OF SHARES

The net asset value per share of each class of the fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fairvalue. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, the fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. The fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. The fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Investor Class shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

TAXATION OF THE FUND

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the fund. Consequently, the fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.If the fund did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level at a maximum 35% federal income tax rate, and when such income is distributed, to a further tax at the shareholder level.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from any net investment income each business day. The fund generally pays dividends from any net investment income on the last business day of the month or shortly thereafter. The fund distributes any net short- and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

The fund will not invest in certain "private activity bonds" that generate interest that constitute items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. However, all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming that the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay qualified dividend income, dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income

Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund.

Capital gain dividends distributed by the fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.

However, the fund must distribute, at least annually, all or substantially all of its taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the fund. Tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See Annual Fee, Expense and Other Information for the fund's available capital loss carryforwards.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

In addition, if Class A or Class B shares that have been held for less than 91 days are redeemed and the proceeds are reinvested in Class A shares of the fund or in Class A shares of another mutual fund at net asset value pursuant to the reinstatement privilege, or if Class A shares in the fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the fund on certain securities or indices may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Additionally, the fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the fund's income and gains or losses and hence of its distributions to shareholders.

The fund's dividends and distributions will generally not qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. In addition, no portion of the fund's distributions from net capital gain will qualify for this deduction.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the results that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the fund makes no commitment to seek to satisfy. However, the fund will report annually to its shareholders the percentage of interest income received by the fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends (other than exempt-interest dividends), capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

If, as anticipated, the fund continues to qualify as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

UNDERWRITERS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Investor Class shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.]

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other

Information for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

          o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

          o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     o as provided in the fund's prospectus or statement of additional information; or

     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See Annual Fee, Expense and Other Information for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Investor Class shares are not subject to a CDSC.

CALCULATION OF PERFORMANCE DATA

See Annual Fee, Expense and Other Information for performance information for each class of fund shares as of the most recently completed fiscal year

FINANCIAL STATEMENTS

Safeco Municipal Bond Fund's (the predecessor to Pioneer Municipal Bond Fund) financial statements and financial highlights for the fiscal year ended December 31, 2003 appearing in the fund's annual report, as filed with the SEC on February 26, 2004 (Accession No. 0001193125-04-030255), and the fund's unaudited financial statements as of June 30, 2004 filed, as filed with the SEC on August 26, 2004 (Accession No. 0001193125-04-147198), are incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

Safeco Municipal Bond Fund's annual and semi-annual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

Not applicable(1)

Share Ownership

Not applicable(1)

Trustee Ownership of Shares of the Fund and Other Pioneer Funds

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2003. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2003. The dollar ranges in this table are in accordance with SEC requirements.

------------------------------------------------------------------------------------------------------------
Name of Trustee                                                  Aggregate Dollar Range of Equity
                                     Dollar Range of Equity      Securities in All Registered Investment
                                     Securities in the Fund(1)   Companies in the Pioneer Family of Funds
------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                   None                        Over $100,000
------------------------------------------------------------------------------------------------------------
Osbert M. Hood                       None                        Over $100,000
------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------
Mary K. Bush                         None                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.              None                        $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                 None                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                  None                        $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Stephen K. West                      None                        Over $100,000
------------------------------------------------------------------------------------------------------------
John Winthrop                        None                        Over $100,000
------------------------------------------------------------------------------------------------------------

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

------------------------------------------------------------------------------------------------------------
                                                         Pension or
                                   Aggregate             Retirement Benefits    Total Compensation from
                                   Compensation from     Accrued as Part of     the Fund and Other Pioneer
Name of Trustee                    Fund**                Fund Expenses          Funds***
------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr*.                       $500.00               $0.00                   $19,200.00
------------------------------------------------------------------------------------------------------------
Osbert M. Hood*+                          $500.00                                        11,520.00
------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------
Mary K. Bush                            $1,840.00                0.00                   104,000.00
------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.                 $1,780.00                0.00                    99,750.00
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                    $1,960.00                0.00                   104,000.00
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                     $1,960.00                0.00                   113,562.50
------------------------------------------------------------------------------------------------------------
Stephen K. West                         $1,660.00                0.00                    99,750.00
------------------------------------------------------------------------------------------------------------
John Winthrop                           $1,780.00                0.00                    99,750.00
------------------------------------------------------------------------------------------------------------
Total:                                 $11,980.00               $0.00                  $651,532.50
------------------------------------------------------------------------------------------------------------

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
**   Estimated for the fiscal year ended December 31, 2005.
*** For the calendar year ended December 31, 2003. There are 65 U.S. registered investment portfolios in the Pioneer Family of Funds.

Approximate Management Fees the Fund Paid or Owed Pioneer

Not applicable(1)

Fees the Fund Paid to Pioneer under the Administration Agreement

Not applicable(1)

Carryovers of Distribution Expenses

Not applicable(1)

Approximate Net Underwriting Commissions Retained by PFD (Class A)

Not applicable(1)

Approximate Commissions Reallowed to Dealers (Class A)

Not applicable(1)

Fund Expenses under the Distribution Plans

Not applicable(1)

CDSCs

Not applicable(1)

Brokerage and Underwriting Commissions (Portfolio Transactions)

Not applicable(1)

Capital Loss Carryforwards as of December 31, 2003

Not applicable(1)

Average Annual Total Returns (December 31, 2003)

Not applicable(1)

         (1) As of December 31, 2003, the fund had not yet commenced operations. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.

                       PIONEER TAX FREE MONEY MARKET FUND
                      (a series of Pioneer Series Trust II)

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 25, 2004

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated October 25, 2004) which covers Investor Class shares of Pioneer Tax Free Money Market Fund (the "fund"), a newly created series of Pioneer Series Trust II, to be issued in exchange for shares of Safeco Tax-Free Money Market Fund, a series of Safeco Money Market Trust. Please retain this Statement of Additional Information for further reference.

     The Prospectus is available to you free of charge (please call 1-800-407-7298).

INTRODUCTION...................................................................2
EXHIBITS.......................................................................2
ADDITIONAL INFORMATION ABOUT PIONEER TAX FREE MONEY MARKET FUND................2
         FUND HISTORY..........................................................2
         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS......................2
         MANAGEMENT OF THE FUND...............................................13
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................21
         INVESTMENT ADVISORY AND OTHER SERVICES...............................21
         BROKERAGE ALLOCATION AND OTHER PRACTICES.............................23
         CAPITAL STOCK AND OTHER SECURITIES...................................24
         PURCHASE, REDEMPTION AND PRICING OF SHARES...........................26
         TAXATION OF THE FUND.................................................31
         UNDERWRITERS.........................................................34
         CALCULATION OF PERFORMANCE DATA......................................38
         FINANCIAL STATEMENTS.................................................38
         ANNUAL FEE, EXPENSE AND OTHER INFORMATION............................39

                                  INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated October 25, 2004 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Safeco Tax-Free Money Market Fund, a series of Safeco Money Market Trust, into Pioneer Tax Free Money Market Fund, a newly created series of Pioneer Series Trust II, and in connection with the solicitation by the management of Safeco Money Market Trust of proxies to be voted at the Meeting of Shareholders of Safeco Tax-Free Money Market Fund to be held on December 8, 2004.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Safeco Money Market Trust's statement of additional information, dated April 30, 2004 (File No. 2-25272), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072480) is incorporated herein by reference.

2. Safeco Tax- Free Money Market Fund's Annual Report for the fiscal year ended December 31, 2003 (File No. 811-03347), as filed with the Securities and Exchange Commission on February 26, 2004 (Accession No.
     0001193125-04-030238) is incorporated herein by reference.

3. Safeco Tax-Free Money Market Fund's Semi-Annual Report for the period ended June 30, 2004 (File No. 811-03347), as filed with the Securities and Exchange Commission on August 26, 2004 (Accession No. 0001193125-04-147223) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                       PIONEER TAX FREE MONEY MARKET FUND

FUND HISTORY

The fund is a diversified series of Pioneer Series Trust II, an open-end management investment company. The fund originally was established as Safeco Tax Free Money Market Fund, as series of Safeco Money Market Trust, a Delaware statutory trust, on May 13, 1993. Pursuant to an agreement and plan of reorganization, the fund was reorganized as a series of Pioneer Series Trust II, a Delaware statutory trust, on August 8, 2004.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

The prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the fund's prospectuses and provides additional information on the fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund's restrictions and policies.

High Quality Securities

High quality securities are divided into "first tier" and "second tier" securities. The fund primarily invests in first tier securities. These include U.S. government securities, a security that has received the highest short-term rating (e.g., Standard & Poor's A-1 rating) by at least two rating agencies (or if rated by only one rating agency, by that rating agency) or, a security that is unrated but is determined to be of equivalent credit quality by Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser. However, the fund may invest up to 5% of its total assets in second tier securities, which are eligible securities that received ratings within the two highest categories (e.g., Standard & Poor's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the higher rating in order for Pioneer to determine eligibility on the basis of that higher rating. Based on procedures adopted by the fund's Board of Trustees, Pioneer may determine that an unrated security is of equivalent quality to a rated first tier or second tier security.

The fund may not invest more than 5% of its total assets in securities issued by or subject to demand features from any one issuer (except U.S. government securities and securities subject to a guarantee by a person that does not control the issuer of the security or the sponsor of an asset backed security); provided that the fund may invest up to 25% of its total assets in first tier Securities of a single issuer for a period of up to three business days.

As a tax-exempt money market fund, the fund must limit investment in second tier "conduit securities" (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the fund's total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

U.S. Government Securities

U.S. government securities in which the fund may invest include debt obligations issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Debt Obligations of Non-U.S. Governments

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. The risks of investing in securities of non-U.S. issuers generally or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; and (ii) economic, political and social factors. The political and economic structures in certain countries are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. In the past, the economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again.

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the fund, or (iii) more than 5% of the fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may invest in money market funds managed by Pioneer in reliance on an exemptive order granted by the Securities and Exchange Commission (the "SEC").

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund's own operations.

Bank Obligations

The fund may invest in certificates of deposit, time deposits and bankers acceptances of domestic banks and savings and loan associations with total assets in excess of $10 billion and non-U.S. banks, including foreign branches of such domestic banks. Although Pioneer recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Investments in Non-U.S. bank obligations

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

Commercial Paper and other Short Term Debt Securities

The fund's invests in short-term debt securities, including commercial paper, which is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. The fund may also invest in variable amount master demand notes (which is a type of commercial paper) which represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent the fund invests in master demand notes, these investments will be included in the fund's limitation on illiquid securities.

Tax-Exempt Commercial Paper

These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes, BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

Mortgage-Backed Securities

The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs"), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of "mortgage-backed securities" that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement.

Loan Participations.

The fund may invest a portion of its assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund having a contractual relationship only with the lender not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Municipal Obligations

The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Municipal Lease Obligations

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with other Tax-Exempt Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the non-appropriation risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The fund will seek to minimize these risks.

In determining the liquidity of municipal lease obligations, Pioneer, under guidelines established by the fund's Board of Trustees, will consider: (1) the essential nature of the leased property; and (2) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operation of the municipality.

If leased property is determined not to be essential in nature or if there is a likelihood that the municipality will discontinue appropriating funding, then the following factors will also be considered in determining liquidity:

(1) any relevant factors related to the general credit quality of the municipality, which may include: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); and (d) the legal recourse in the event of failure to appropriate.

(2) any relevant factors related to the marketability of the municipal lease obligation which may include: (a) the frequency of trades and quotes for the obligation; (b) the number of dealers willing to purchase or sell the obligation and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the obligation; and (d) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer.

Bond Anticipation Notes (BANs)

These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs)

These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs)

These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Term Put Bonds

Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

Illiquid Securities

The fund will not invest more than 10% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Variable Rate and Floating Rate Demand Instruments

The fund may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the fund to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that the fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than thirty days' notice. Still others are automatically called by the issuer unless the fund instructs otherwise.

The fund may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the fund with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. A fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the fund's obligations. See "Asset Segregation."

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the fund's portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Fundamental investment restrictions

The fund has adopted certain fundamental investment restrictions which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Statements in italics are not part of the restriction. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

The fund may not:

(1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that a fund may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except on a temporary basis and to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, a fund may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the fund's total assets (including the amount borrowed);
(b) borrow up to an additional 5% of the fund's assets for temporary purposes;
(c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings.

(3) Invest in real estate, except (a) that the fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if

         (a) such purchase would cause more than 5% of the fund's total assets, taken at market value, to be invested in the securities of such issuer, or

         (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

(7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(8) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal securities other than those municipal securities backed only by assets and revenues of non-governmental issuers. For purposes of applying the limitation set forth in this restriction, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth this restriction, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the fund's assets that may be invested in municipal bonds insured by any given insurer. Governmental issuers of municipal securities are not considered part of any "industry."

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the fund's total assets. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. The fund's policy does not apply to investments in U.S. government securities.

(9) Normally, the fund will invest at least 80% of its net assets in high quality, money market securities that pay interest that is exempt from federal income tax.

Non-Fundamental Investment Restrictions.

The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

(1) The fund will not purchase securities during the current fiscal year at any time that outstanding borrowings exceed 5% of the fund's total assets.

(2) The fund may not engage in short sales, except short sales against the box.

(3) The fund will not invest in any investment company in reliance on Section 12(d)(1)(F) of the 1940 Act, which would allow the fund to invest in other Pioneer Funds, or Section 12(d)(1)(G) of the 1940 Act, which would allow the fund to invest in other investment companies, , in each case without being subject to the limitations discussed above under "Other Investment Companies" so long as another investment company invests in the fund in reliance on Section 12(d)(1)(G), such as one of the series of Pioneer Asset Allocation Trust.

(4) The fund does not invest in companies for the purposes of exercising control or management.

(5) The fund will not invest more than 10% of its net assets in illiquid and other securities that are not readily marketable.

MANAGEMENT OF THE FUND

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 65 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

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                                       Term of Office
Name, Age and       Position Held      and Length of      Principal Occupation During Past   Other Directorships Held by
Address             With the Fund      Service            Five Years                         this Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
--------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director     Director of Harbor Global
Jr. (78)*           Board, Trustee     2004. Serves       of Pioneer Global Asset            Company, Ltd.
                    and President      until a            Management S.p.A. ("PGAM");
                                       successor          Non-Executive Chairman and a
                                       trustee is         Director of Pioneer Investment
                                       elected or         Management USA Inc. ("PIM-USA");
                                       earlier            Chairman and a Director of
                                       retirement or      Pioneer; Director of Pioneer
                                       removal.           Alternative Investment
                                                          Management Limited
                                                          (Dublin); President
                                                          and a Director of
                                                          Pioneer Alternative
                                                          Investment Management
                                                          (Bermuda) Limited and
                                                          affiliated funds;
                                                          President and Director
                                                          of Pioneer Funds
                                                          Distributor, Inc.
                                                          ("PFD"); President of
                                                          all of the Pioneer
                                                          Funds; and Of Counsel
                                                          (since 2000, partner
                                                          prior to 2000), Wilmer
                                                          Cutler Pickering Hale
                                                          and Dorr LLP (counsel
                                                          to PIM-USA and the
                                                          Pioneer Funds)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood      Trustee and        Trustee since      President and Chief Executive      None
(52)*               Executive Vice     2004. Serves       Officer, PIM-USA since May, 2003
                    President          until a            (Director since January, 2001);
                                       successor          President and Director of
                                       trustee is         Pioneer since May, 2003;
                                       elected or         Chairman and Director of Pioneer
                                       earlier            Investment Management
                                       retirement or      Shareholder Services, Inc.
                                       removal.           ("PIMSS") since May, 2003;
                                                          Executive Vice
                                                          President of all of
                                                          the Pioneer Funds
                                                          since June 3, 2003;
                                                          Executive Vice
                                                          President and Chief
                                                          Operating Officer of
                                                          PIM-USA, November
                                                          2000-May 2003;
                                                          Executive Vice
                                                          President, Chief
                                                          Financial Officer and
                                                          Treasurer, John
                                                          Hancock Advisers, LLC,
                                                          Boston, MA, November
                                                          1999-November 2000;
                                                          Senior Vice President
                                                          and Chief Financial
                                                          Officer, John Hancock
                                                          Advisers, LLC, April
                                                          1997-November 1999
--------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (56)        Trustee       Trustee since      President, Bush International      Director of Brady
3509 Woodbine Street,                  2004. Serves       (international financial           Corporation (industrial
Chevy Chase, MD 20815                  until a            advisory firm)                     identification and
                                       successor                                             specialty coated material
                                       trustee is                                            products manufacturer),
                                       elected or                                            Millenium Chemicals, Inc.
                                       earlier                                               (commodity chemicals),
                                       retirement or                                         Mortgage Guaranty Insurance
                                       removal.                                              Corporation, and R.J.
                                                                                             Reynolds Tobacco Holdings,
                                                                                             Inc. (tobacco)
--------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl,       Trustee       Trustee since      Alexander Graham Bell Professor    None
M.D. (77)                              2004. Serves       of Health Care Entrepreneurship,
Boston University                      until a            Boston University; Professor of
Healthcare                             successor          Management, Boston University
Entrepreneurship                       trustee is         School of Management; Professor
Program, 53 Bay State                  elected or         of Public Health, Boston
Road, Boston, MA 02215                 earlier            University School of Public
                                       retirement or      Health; Professor of Surgery,
                                       removal.           Boston University School of
                                                          Medicine; and University
                                                          Professor, Boston University
--------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee since      Founding Director, The Winthrop    None
(57)                                   2004. Serves       Group, Inc.(consulting firm);
1001 Sherbrooke Street                 until a            Professor of Management, Faculty
West, Montreal,                        successor          of Management, McGill University
Quebec, Canada                         trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive      None
(56)                                   2004. Serves       Officer, Newbury, Piret &
One Boston Place, 28th                 until a            Company, Inc. (investment
Floor, Boston, MA 02108                successor          banking firm)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (75)     Trustee       Trustee since      Senior Counsel, Sullivan &         Director, The Swiss
125 Broad Street, New                  2004. Serves       Cromwell (law firm)                Helvetia Fund, Inc.
York, NY 10004                         until a                                               (closed-end investment
                                       successor                                             company) and AMVESCAP PLC
                                       trustee is                                            (investment managers)
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
John Winthrop (68)       Trustee       Trustee since      President, John Winthrop & Co.,    None
One North Adgers                       2004. Serves       Inc. (private investment firm)
Wharf, Charleston, SC                  until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
--------------------------------------------------------------------------------------------------------------------------
Fund Officers:
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships Held by
                                                                                             this Officer
--------------------------------------------------------------------------------------------------------------------------
Dorothy E.          Secretary          Since 2004.        Secretary of PIM-USA; Senior       None
Bourassa (56)                          Serves at the      Vice President- Legal of
                                       discretion of      Pioneer; and Secretary/Clerk of
                                       Board              most of PIM-USA's subsidiaries
                                                          since October 2000;
                                                          Secretary of all of
                                                          the Pioneer Funds
                                                          since September 2003
                                                          (Assistant Secretary
                                                          from November 2000 to
                                                          September 2003); and
                                                          Senior Counsel,
                                                          Assistant Vice
                                                          President and Director
                                                          of Compliance of
                                                          PIM-USA from April
                                                          1998 through October
                                                          2000
--------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since 2004.        Assistant Vice President and       None
Kelley (39)         Secretary          Serves at the      Senior Counsel of Pioneer since
                                       discretion of      July 2002; Vice President and
                                       Board              Senior Counsel of BISYS Fund
                                                          Services, Inc. (April 2001 to
                                                          June 2002); Senior Vice
                                                          President and Deputy General
                                                          Counsel of Funds Distributor,
                                                          Inc. (July 2000 to April 2001;
                                                          Vice President and Associate
                                                          General Counsel from July 1996
                                                          to July 2000); Assistant
                                                          Secretary of all Pioneer Funds
                                                          since September 2003
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
David C. Phelan     Assistant          Since 2004.        Partner, Wilmer Cutler Pickering   None
(47)                Secretary          Serves at the      Hale and Dorr LLP; Assistant
                                       discretion of      Secretary of all Pioneer Funds
                                       Board              since September 2003
--------------------------------------------------------------------------------------------------------------------------
Vincent Nave (59)   Treasurer          Since 2004.        Vice President-Fund Accounting,    None
                                       Serves at the      Administration and Custody
                                       discretion of      Services of Pioneer (Manager
                                       Board              from September 1996 to
                                                          February 1999); and
                                                          Treasurer of all of
                                                          the Pioneer Funds
                                                          (Assistant Treasurer
                                                          from June 1999 to
                                                          November 2000)
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since 2004.        Assistant Vice President-Fund      None
(39)                Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer
                                       Board              (Fund Accounting Manager from
                                                          1994 to 1999); and Assistant
                                                          Treasurer of all of the Pioneer
                                                          Funds since November 2000
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (46)  Assistant          Since 2004.        Fund Accounting Manager - Fund     None
                    Treasurer          Serves at the      Accounting, Administration and
                                       discretion of      Custody Services of Pioneer; and
                                       Board              Assistant Treasurer of all of
                                                          the Pioneer Funds since May 2002
--------------------------------------------------------------------------------------------------------------------------
Katharine Kim       Assistant          Since 2004.        Fund Administration Manager -      None
Sullivan (30)       Treasurer          Serves at the      Fund Accounting, Administration
                                       discretion of      and Custody Services since June
                                       Board              2003; Assistant Vice President -
                                                          Mutual Fund Operations of State
                                                          Street Corporation from June
                                                          2002 to June 2003 (formerly
                                                          Deutsche Bank Asset Management);
                                                          Pioneer Fund Accounting,
                                                          Administration and Custody
                                                          Services (Fund Accounting
                                                          Manager from August 1999 to May
                                                          2002, Fund Accounting Services
                                                          Supervisor from 1997 to July
                                                          1999); Assistant Treasurer of
                                                          all Pioneer Funds since
                                                          September 2003
--------------------------------------------------------------------------------------------------------------------------

*Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

Board Committees

Because the Trust is newly organized the Board of Trustees of Pioneer Series Trust II attended one meeting during the most recent fiscal year.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
Marguerite A. Piret (Chair), Margaret B.W. Graham and John Winthrop

Independent Trustees
Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

Nominating
Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

Valuation
Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

Policy Administration
Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

During the most recent fiscal year, the Audit, Nominating, Valuation, Independent Trustees and Policy Administration Committees did not hold any meetings, because the Trust is newly organized.

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the fund's independent auditors and the full Board of Trustees of the fund;

|X| discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

|X| review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

|X| review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

|X| review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

|X| receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees

The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:

o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees aid to the Interested Trustees.

See "Compensation of Officers and Trustees" in Annual Fee, Expense and Other Information.

Sales Loads. The fund offers its shares to Trustees and officers of the fund and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the fund by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the fund, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

o    the fund
o    an officer of the fund
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    an officer of Pioneer or PFD
o    any affiliate of Pioneer or PFD
o    an officer of any such affiliate

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $53,000 and $126,603 in each of 2002 and 2003.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

o    Pioneer
o    PFD
o    UniCredito Italiano
o    any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 20032, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

o    the fund
o    any related fund
o    Pioneer
o    PFD
o    any affiliated person of the fund, Pioneer or PFD
o    UniCredito Italiano
o    any other entity in a control relationship to the fund, Pioneer or PFD

Factors Considered by the Independent Trustees in Approving the Management Contract. The 1940 Act requires that the fund's management contract be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the fund's management contract are fair and reasonable and that the contract is in the fund's best interest. The Independent Trustees believe that the management contract will enable the fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the fund and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the fund.

In evaluating the management contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the fund's operations and Pioneer's ability to provide advisory and other services to the fund. The Independent Trustees also reviewed:

     o the investment performance of the fund and other Pioneer Funds with similar investment strategies;

     o the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

     o    the fund's projected total operating expenses;

     o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

     o the experience of the investment advisory and other personnel providing services to the fund and the historical quality of the services provided by Pioneer; and

     o    the profitability to Pioneer of managing the fund.

The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; and (3) the relative performance of similar funds managed by Pioneer since commencement of operations to comparable investment companies and unmanaged indices. The Independent Trustees deemed each of these factors to be relevant to their consideration of the fund's management contract.

Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.

Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.

Proxy Voting Policies. Effective August 31, 2004, information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Not Applicable.

INVESTMENT ADVISORY AND OTHER SERVICES

The trust has contracted with Pioneer to act as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Under the terms of its management contract with the trust, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the trust with respect to the fund; (d) issue and transfer taxes chargeable to the trust in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the trust to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the trust and/or its shares with the federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the trust and the Trustees; (i) any distribution fees paid by the trust in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the trust who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any and (m) any other expense that the fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the laws or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million, 0.40% on the next $500 million and 0.35% on assets over $1.25 billion. This fee is computed and accrued daily and paid monthly.

Prior to August 2, 2004, Safeco Asset Management Company ("SAM") was the fund's investment adviser. The investment advisory services of SAM were performed under an investment advisory agreement, pursuant to which the fund paid SAM an annual fee equal to 0.65% of the average daily net assets of the fund.

See the table in "Annual Fee, Expense and Other Information" for the management fee paid to Pioneer during the recently completed fiscal years.

Expense Limit for Investor Class Shares Only. Through the second anniversary of the closing of the reorganization of the predecessor Safeco fund into the fund, Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) to the extent required to reduce Investor Class expenses to 0.60% of the average daily net assets attributable to Investor Class shares. There can be no assurance that Pioneer will extend the expense limitation beyond the two-year period.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting, administration and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Potential Conflict of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and PIML. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

Shareholder Servicing / Transfer Agent

The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $33.00 for each Class A, Class B, Class C and Investor Class shares shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.

Independent Registered Public Accounting Firm

Ernst & Young LLP, the fund's independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

BROKERAGE ALLOCATION AND OTHER PRACTICES

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

Pioneer may select broker-dealers that provide brokerage and/or research services to the fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to the fund as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to the fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to the fund. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by the fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund.

CAPITAL STOCK AND OTHER SECURITIES

As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The trust's Agreement and Declaration of Trust, dated as of September 2, 2003 (the "Declaration"), as amended from time to time, permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the

Trustees may establish. Currently, the trust consists of eight series. The Trustees may, however, establish additional series of shares and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of four classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Investor Class shares. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plans adopted by holders of those shares in connection with the distribution of shares.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. The fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of the fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of the fund's shares. Shares have no preemptive or conversion rights, except that under certain circumstances Class B shares may convert to Class A shares. All Investor Class shares of the fund, convert to Class A shares of the fund on December 31, 2006, as described in the fund's Investor Class prospectus.

As a Delaware statutory trust, the fund's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the fund is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the fund's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the fund or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of the fund or any series of the fund and (iii) provides that the fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the fund's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of the fund may bring a derivative action on behalf of the fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that the fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the fund. The Declaration does not authorize the fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The fund continuously offers four classes of shares designated as Class A, Class B, Class C and Investor Class shares as described in the prospectuses. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC as a % of Dollar
         Year Since Purchase                        Amount Subject to CDSC
         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               3.0
         Fifth                                                2.0
         Sixth                                                1.0
         Seventh and thereafter                               0.0

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.

In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Investor Class shares

No front-end, deferred or asset based sales charges are applicable to Investor Class shares.

Additional Payments to Dealers

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B or Class C shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B or Class C shares sold by a dealer during a particular period.

PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD.

REDEEMING SHARES

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the"Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Systematic Withdrawal Plan(s) ("SWP")(Class A, B, C and R Shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions, if any, to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay contingent deferred sales charges.

SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.

Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

|X| For new accounts, complete the online section of the account application |X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerfunds.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing pioneerfunds.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the New York Stock Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerfunds.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

o    net asset value prices for all Pioneer mutual funds;

o    annualized 30-day yields on Pioneer's fixed income funds;

o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market fund; and

o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. Because the fund seeks to maintain a stable $1.00 share price, the value of its shares generally will not vary.

PRICING OF SHARES

The net asset value per share of each class of the fund is determined every day the Exchange is open, when regular trading closes (normally 4:00 p.m. Eastern time). As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account. Each class of shares is offered at net asset value without the imposition of an initial sales charge (Class B and Class C may be subject to a CDSC).

Except as set forth in the following paragraph, the fund's portfolio investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that such method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of the fund computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of the fund's portfolio investments based upon their amortized cost and the concomitant expectation to maintain the fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act pursuant to which the fund must adhere to certain conditions. The fund must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held in the fund's portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the fund for the purpose of maintaining sales and redemptions at a single value. It is the intention of the fund to maintain each class' per share net asset value of $1.00 but there can be no assurance of this. Such procedures will include review of the fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the fund's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations.

TAXATION OF THE FUND

The fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders (provided that the distribution requirements set forth below are satisfied). In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, derive at least 90% of its gross income for each taxable year from interest, gains from the sale or other disposition of securities and certain other income (the "90% income test"), and satisfy certain quarterly asset diversification requirements.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the fund generally will be relieved of U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain if the fund did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level at a maximum 35% federal income tax rate, and when such income is distributed, to a further tax at the shareholder level.

Under the Code, the fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund declares a dividend from net investment income each business day. Dividends are normally paid on the last business day of the month or shortly thereafter. The fund distributes any net short-term capital gains in November. The fund does not anticipate making any distributions of net long-term capital gains.

In accordance with its investment objective, the fund invests its assets in a manner which will provide as high a level of current income exempt from federal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal. The fund may from time to time invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into options and futures transactions. The fund's distributions from such gains or income will not be "exempt-interest dividends", as described below, and accordingly will be taxable.

The Code permits tax-exempt interest received by the fund to flow through as tax-exempt "exempt-interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code. That part of the fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax-exempt percentage earned by the fund during any particular month. That portion of the fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

The fund will not invest in certain "private activity bonds" that generate interest that constitute items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. However, all exempt-interest dividends may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the fund. The fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the fund.

Unless shareholders specify otherwise, all distributions from the fund will be automatically reinvested in additional shares of the fund. For U.S. federal income tax purposes, all dividends from the fund, other than exempt-interest dividends, are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the fund. In general, assuming the fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income. Since the fund's income is derived primarily from sources that do not pay qualified dividend income, dividends from the fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. Dividends from net capital gain, if any, that are designated as capital gain dividends are taxable to the fund's shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. The fund does not anticipate that it will earn or distribute any net capital gain. Distributions by the fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, the fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and are not expected to be distributed as such to shareholders. See "Annual Fee, Expense and Other Information" for the fund's available capital loss carryforwards, if any.

Redemptions and exchanges of shares generally are taxable events for shareholders that are subject to tax but generally will not result in taxable gain or loss if the fund successfully maintains a constant net asset value per share. A loss may occur to the extent that a CDSC is imposed in connection with a redemption or exchange. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference, if any, between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. Shareholders should consult their tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as this discussion assumes, and the tax treatment of any gains or loses recognized in such transactions.

The fund's dividends and distributions will not qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest and capital gain (if any), with respect to its investments in those countries which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares unless the acquisition of the fund shares was debt-financed. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

Federal law requires that the fund withhold (as "backup withholding") 28% of reportable payments, including dividends and capital gain distributions, if any, to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

UNDERWRITERS

Principal Underwriter

PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

See the tables in Annual Fee, Expense and Other Information for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class C shares during recently completed fiscal years.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Distribution and Service Plans

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares (the "Class A Plan"), a plan of distribution with respect to its Class B shares (the "Class B Plan") and a plan of distribution with respect to its Class C shares (the "Class C Plan") (together, the "Plans"), pursuant to which certain distribution and service fees are paid to PFD. The fund has not adopted a plan of distribution with respect to its Investor Class shares. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies. The Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The Class B Plan and Class C Plan are compensation plans, which means that the amount of payments under the plans are not linked to PFD's expenditures, and, consequently, PFD can make a profit under each of those plans.

Class A Plan. Pursuant to the Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The Board of Trustees has approved the following categories of expenses that may be reimbursed under the Class A Plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.15% per annum of the fund's daily net assets attributable to Class A shares;
(ii) reimbursement to PFD for its expenditures for broker-dealer commissions; and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.15% of the fund's average daily net assets attributable to Class A shares.

The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.15% of the fund's average daily net assets attributable to Class A shares during such period. See Annual Fee, Expense and Other

Information" for the amount, if any, of carryover of distribution expenses as of the end of the most recent calendar year.

Class B Plan. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B Shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreements with PFD. At the time of the sale of a Class B share, PFD may also advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares:

     o a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD pays the commissions to broker-dealers discussed above and also pays:

          o the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and

          o other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

     o a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. PFD in turn pays the service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholder for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees. PFD is entitled to retain all service fees with respect to Class B shares for which there is no dealer of record or with respect to which a dealer is not otherwise entitled to a service fee. Such service fees are paid to PFD for personal services and/or account maintenance services that PFD or its affiliates perform for shareholder accounts.

PFD also receives contingent deferred sales charges ("CDSCs") attributable to Class B shares to compensate PFD for its distribution expenses. When a broker-dealer sells Class B shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, the Class B Plan and underwriting agreement permit PFD to finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares:

     o    issued prior to the date of any termination or modification;

     o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

     o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.

The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the Class B Plan also does not apply to a termination or modification:

     o if a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of the NASD or an order of any court or governmental agency requires such termination or modification (e.g. if the Conduct Rules were amended to establish a lower limit on the maximum aggregate sales charges that could be imposed on sales of fund shares);

     o if the fund (or any successor) terminates the Class B Plan and all payments under the plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B Shares of the fund; or

     o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.

In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:

     o as provided in the fund's prospectus or statement of additional information; or

     o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of the NASD or any order of any court or governmental agency.

Class C Plan. Commissions on the sale of Class C shares of up to 0.75% of the amount invested in Class C shares are paid to broker-dealers who have sales agreements with PFD. PFD may also advance to dealers the first-year service fee payable under the Class C Plan at a rate up to 0.25% of the purchase price of such shares. As compensation for such advance of the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

The Class C Plan provides that the fund will pay PFD, as the fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers that enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to Class C shares of the fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. When a broker-dealer sells Class C shares and elects, with PFD's approval, to waive its right to receive the commission normally paid at the time of the sale, PFD may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

General

In accordance with the terms of each Plan, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purposes for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the 1940 Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

See "Annual Fee, Expense and Other Information" for fund expenses under the Class A Plan, Class B Plan and Class C Plan and CDSCs paid to PFD for the most recently completed fiscal year.

Upon redemption, Class A shares may be subject to a 1% CDSC, Class B shares are subject to a CDSC at a rate declining from a maximum 4% of the lower of the cost or market value of the shares and Class C shares may be subject to a 1% CDSC. Investor Class shares are not subject to a CDSC.

CALCULATION OF PERFORMANCE DATA

See Annual Fee, Expense and Other Information for performance information for each class of fund shares as of the most recently completed fiscal year.

FINANCIAL STATEMENTS

Safeco Tax-Free Money Market Fund's (the predecessor to Pioneer Tax Free Money Market Fund) financial statements and financial highlights for the fiscal year ended December 31, 2003 appearing in the fund's annual report, as filed with the SEC on February 26, 2004 (Accession No. 0001193125-04-030238), and the fund's unaudited financial statements as of June 30, 2004, as filed with the SEC on August 26, 2004 (Accession No. 0001193125-04-147223), are incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, an independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

Safeco Tax-Free Money Market Fund's annual and semi-annual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Share Ownership

Not applicable(1)

Trustee Ownership of Shares of the Fund and Other Pioneer Funds

The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2003. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2003. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2003. The dollar ranges in this table are in accordance with SEC requirements.

------------------------------------------------------------------------------------------------------------
Name of Trustee                                                  Aggregate Dollar Range of Equity
                                     Dollar Range of Equity      Securities in All Registered Investment
                                     Securities in the Fund(1)   Companies in the Pioneer Family of Funds
------------------------------------------------------------------------------------------------------------
Interested Trustees
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                   None                        Over $100,000
------------------------------------------------------------------------------------------------------------
Osbert M. Hood                       None                        Over $100,000
------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------
Mary K. Bush                         None                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.              None                        $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                 None                        $10,001-$50,000
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                  None                        $50,001-$100,000
------------------------------------------------------------------------------------------------------------
Stephen K. West                      None                        Over $100,000
------------------------------------------------------------------------------------------------------------
John Winthrop                        None                        Over $100,000
------------------------------------------------------------------------------------------------------------

Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

------------------------------------------------------------------------------------------------------------
                                                         Pension or
                                   Aggregate             Retirement Benefits    Total Compensation from
                                   Compensation from     Accrued as Part of     the Fund and Other Pioneer
Name of Trustee                    Fund**                Fund Expenses          Funds***
------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr*.                         $500                $0.00                   $19,200.00
------------------------------------------------------------------------------------------------------------
Osbert M. Hood*+                            $500                                         11,520.00
------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------
Mary K. Bush                              $1,000                 0.00                   104,000.00
------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D.                   $1,000                 0.00                    99,750.00
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham                      $1,000                 0.00                   104,000.00
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret                       $1,000                 0.00                   113,562.50
------------------------------------------------------------------------------------------------------------
Stephen K. West                           $1,000                 0.00                    99,750.00
------------------------------------------------------------------------------------------------------------
John Winthrop                             $1,000                 0.00                    99,750.00
------------------------------------------------------------------------------------------------------------
Total:                                    $7,000                $0.00                  $651,532.50
------------------------------------------------------------------------------------------------------------

* Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
**   Estimated for the fiscal year ended December 31, 2005.
*** For the calendar year ended December 31, 2003. There are 65 U.S. registered investment portfolios in the Pioneer Family of Funds.

Approximate Management Fees the Fund Paid or Owed Pioneer

Not applicable(1)

Fees the Fund Paid to Pioneer under the Administration Agreement

Not applicable(1)

Carryovers of Distribution Expenses

Not applicable(1)

Approximate Net Underwriting Commissions Retained by PFD (Class A)

Not applicable(1)

Approximate Commissions Reallowed to Dealers (Class A)

Not applicable(1)

Fund Expenses under the Distribution Plans

Not applicable(1)

CDSCs

Not applicable(1)

Brokerage and Underwriting Commissions (Portfolio Transactions)

Not applicable(1)

Capital Loss Carryforwards as of December 31, 2003

Not applicable(1)

Average Annual Total Returns (December 31, 2003)

Not applicable(1)

(1) As of December 31, 2003, the fund had not yet commenced operations. As of the date of this statement of additional information, the fund had not yet completed a fiscal year.

                                     PART C

                                OTHER INFORMATION
                             PIONEER SERIES TRUST II
                            (on behalf of its series,
                     Pioneer California Tax Free Income Fund
                       Pioneer Growth Opportunities Fund
                           Pioneer Municipal Bond Fund
                       Pioneer Tax Free Money Market Fund)

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Series Trust II (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 333-110037 and 811-21460) as filed with the Securities and Exchange Commission on August 6, 2004 (Accession No. 0001016964-04-000341), which information is incorporated herein by reference.

(1)(a)         Agreement and Declaration of Trust                                             (1)

(1)(b)         Amendment to Agreement and Declaration of Trust to establish additional        (5)
               series

(2)            By-Laws                                                                        (2)

(3)            Not applicable

(4)            Form of Agreement and Plan of Reorganization                                   (4)

(5)            Reference is made to Exhibits (1) and (2) hereof

(6)(a)         Form of Management Contract for Pioneer California Tax Free Income Fund        (5)
(6)(b)         Form of Management Contract for Pioneer Municipal Bond Fund                    (5)
(6)(c)         Form of Management Contract for Pioneer Tax Free Money Market Fund             (5)
(6)(d)         Form of Management Contract for Pioneer Growth Opportunities Fund              (5)
(6)(e)         Form of Expense Limitation Agreement for Pioneer California Tax Free Income    (5)
               Fund
(6)(f)         Form of Expense Limitation Agreement for Pioneer Municipal Bond Fund           (5)
(6)(g)         Form of Expense Limitation Agreement for Pioneer Tax Free Money Market Fund    (5)
(6)(h)         Form of Expense Limitation Agreement for Pioneer Growth Opportunities Fund     (5)


(7)(a)         Form of Underwriting Agreement with Pioneer Funds Distributor, Inc.            (5)

(7)(b)         Form of Dealer Sales Agreement                                                 (5)

(8)            Not applicable

(9)            Custodian Agreement with Brown Brothers Harriman & Co.                         (5)

(10)(a)        Form of Class A 12b-1 Distribution Plan for Pioneer California Tax Free        (5)
               Income Fund
(10)(b)        Form of Class A 12b-1 Distribution Plan for Pioneer Municipal Bond Fund        (5)
(10)(c)        Form of Class A 12b-1 Distribution Plan for Pioneer Tax Free Money Market      (5)
               Fund
(10)(d)        Form of Class A 12b-1 Distribution Plan for Pioneer Growth Opportunities
               Fund                                                                           (5)

(10)(e)        Form of Class B 12b-1 Distribution Plan for Pioneer California Tax Free        (5)
               Income Fund
(10)(f)        Form of Class B 12b-1 Distribution Plan for Pioneer Municipal Bond Fund        (5)
(10)(g)        Form of Class B 12b-1 Distribution Plan for Pioneer Tax Free Money Market      (5)
               Fund
(10)(h)        Form of Class B 12b-1 Distribution Plan for Pioneer Growth Opportunities Fund  (5)
(10)(i)        Form of Class C 12b-1 Distribution Plan for Pioneer California Tax Free        (5)
               Income Fund
(10)(j)        Form of Class C 12b-1 Distribution Plan for Pioneer Municipal Bond Fund        (5)
(10)(k)        Form of Class C 12b-1 Distribution Plan for Pioneer Tax Free Money Market      (5)
               Fund
(10)(l)        Form of Class C 12b-1 Distribution Plan for Pioneer Growth Opportunities
               Fund                                                                           (5)
(10)(m)        Form of Class R 12b-1 Distribution Plan for Pioneer California Tax Free        (5)
               Income Fund
(10)(n)        Form of Class R 12b-1 Distribution Plan for Pioneer Municipal Bond Fund        (5)
(10)(o)        Form of Class R 12b-1 Distribution Plan for Pioneer Tax Free Money Market      (5)
               Fund
(10)(p)        Fund of Class R 12b-1 Distribution Plan for Pioneer Growth Opportunities Fund  (5)
(10)(q)        Form of Class R Service Plan for Pioneer California Tax Free Income Fund       (5)
(10)(r)        Form of Class R Service Plan for Pioneer Municipal Bond Fund                   (5)
(10)(s)        Form of Class R Service Plan for Pioneer Tax Free Money Market Fund            (5)
(10)(t)        Form of Class R Service Plan for Pioneer Growth Opportunities Fund             (5)


(10)(u)        Form of Multiple Class Plan Pursuant to Rule 18f-3 for Pioneer California      (5)
               Tax Free Income Fund
(10)(v)        Form of Multiple Class Plan Pursuant to Rule 18f-3 for Pioneer Municipal       (5)
               Bond Fund
(10)(w)        Form of Multiple Class Plan Pursuant to Rule 18f-3 for Pioneer Tax Free        (5)
               Money Market Fund
(10)(x)        Form of Multiple Class Plan Pursuant to Rule 18f-3 for Pioneer Growth
               Opportunities Fund                                                             (5)
(11)           Opinion of Counsel (legality of securities being offered)                      (*)

(12)           Form of opinion as to tax matters and consent                                  (5)

(13)(a)        Investment Company Service Agreement with Pioneering Services Corporation      (5)

(13)(b)        Administration Agreement with Pioneer Investment Management, Inc.              (5)

(14)           Consents of Independent Registered Public Accounting Firm                      (*)

(15)           Not applicable

(16)           Powers of Attorney                                                             (1)

(17)(a)        Code of Ethics                                                                 (3)

(17)(b)        Form of Proxy Cards                                                            (*)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-110037; 811-21460), as filed with the Securities and Exchange Commission on October 28, 2003 (Accession no. 0001265389-03-000007).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Registration Statement on Form N-14 (File Nos. 333-110171), as filed with the Securities and Exchange Commission on October 31, 2003 (Accession no. 0001265389-03-000010).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-110037; 811-21460), as filed with the Securities and Exchange Commission on June 8, 2004 (Accession no. 0001016964-04-000245).

(4) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Registrant's Initial Registration Statement on Form N-14 (File No. 333-118444), as filed with the Securities and Exchange Commission on August 20, 2004 (Accession no. 0001145443-04-001274).

(*) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 25th day of October, 2004.

                               Pioneer Series Trust II,
                               on behalf of its series,
                                        Pioneer California Tax Free Income Fund
                                        Pioneer Growth Opportunities Fund
                                        Pioneer Municipal Bond Fund
                                        Pioneer Tax Free Money Market Fund

                               By: /s/ Osbert M. Hood
                               ----------------------

                               Osbert M. Hood
                               Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                              Title                                Date
                                                                          October 25, 2004
         *                            Chairman of the Board, Trustee,
----------------------------          and President
John F. Cogan, Jr.

                                                                          October 25, 2004
         *                            Chief Financial Officer and
----------------------------          Treasurer
Vincent Nave

         *
----------------------------
Mary K. Bush                          Trustee

         *
---------------------------
Richard H. Egdahl                     Trustee

         *
----------------------------
Margaret B.W. Graham                  Trustee

/s/ Osbert M. Hood
----------------------------
Osbert M. Hood                        Trustee

         *
----------------------------
Marguerite A. Piret                   Trustee

         *
----------------------------
Steven K. West                        Trustee

         *
----------------------------
John Winthrop                         Trustee

* By: /s/ Osbert M. Hood                                                  October 25, 2004
  --------------------------------
  Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.   Description

(11)          Opinion of Counsel (legality of securities being offered)

(14)          Consents of Independent Registered Public Accounting Firm

(17)(b)       Form of Proxy Card